PROSPECTUS

MAY 1, 2010

GROWTH EQUITY FUND

of the TIAA-CREF Life Funds

This prospectus (“Prospectus”) contains important information about the shares offered by the fund listed above (the “Fund”), one of the ten investment portfolios of the TIAA-CREF Life Funds (the “Trust”). The Fund is available only through the purchase of variable annuity contracts or variable life insurance policies (collectively, “contracts”) issued by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”). Shares of the Fund may be offered in the future in connection with variable insurance products issued by TIAA-CREF Life or by insurance companies affiliated or unaffiliated with TIAA-CREF Life, and to qualified retirement plans. Please read this Prospectus, along with the prospectus describing the contract, before investing and keep both prospectuses for future reference.

The Fund may not be available to you under your variable insurance contract. Check your contract and any endorsements for the availability of the Fund.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION

GROWTH EQUITY FUND

of the TIAA-CREF Life Funds
Ticker: TLGQX

INVESTMENT OBJECTIVE

          The Fund seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.

FEES AND EXPENSES

          The following table describes the fees and expenses that you pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%
Maximum Deferred Sales Charge	0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%
Redemption Fee	0%
Exchange Fee	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)1

Management Fees	0.45%
Other Expenses	0.31%
Total Annual Fund Operating Expenses	0.76%
Waivers and Expense Reimbursements[2]	0.24%
Net Annual Fund Operating Expenses	0.52%

[1]	Expense information has been restated to reflect the Fund’s new advisory and administration agreements effective May 1, 2010.

[2]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”), has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.52% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2011 unless changed with approval of the Board of Trustees.

TIAA-CREF Life Funds ▪ Growth Equity Fund ▪ Prospectus	3

          Example

          This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place until April 30, 2011 but that there will be no waiver or expense reimbursement agreement in effect thereafter. The example does not reflect the fees and expenses of any variable annuity contract or variable life insurance policy and the costs in the example would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$53
3 Years	$219
5 Years	$399
10 Years	$920

PORTFOLIO TURNOVER

          The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 257% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

          Under normal circumstances, the Fund invests at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in equity securities. The Fund invests primarily in equity securities that Advisors believes present the opportunity for growth. Generally, these equity securities will be those of large capitalized companies in new and emerging areas of the economy and companies with distinctive products or promising markets. Advisors looks for companies that it believes have the potential for strong earnings or sales growth, or that appear to be mispriced based on current earnings, assets or growth prospects. The Fund may invest in large, well-known, established companies, particularly when Advisors believes that the companies offer new or innovative products, services or processes that may enhance their future earnings.

          The Fund also seeks to invest in companies expected to benefit from prospective acquisitions, reorganizations, corporate restructurings or other

4	Prospectus ▪ TIAA-CREF Life Funds ▪ Growth Equity Fund

special situations. The Fund may invest up to 20% of its assets in foreign investments.

PRINCIPAL INVESTMENT RISKS

          You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•	Market Risk—The risk that market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the security over short or extended periods of time.

•

Large-Cap Risk—The risk that large-capitalization companies are more mature and may grow more slowly than the economy as a whole and tend to go in and out of favor based on market and economic conditions.

•

Style Risk—The risk that use of a particular investing style (such as growth investing) may fall out of favor in the marketplace for various periods of time and result in underperformance relative to the broader market sector or significant declines in the value of the Fund’s portfolio securities.

•

Active Management Risk—The risk that poor securities selection by the Fund’s investment adviser could cause the Fund to underperform its benchmark index or mutual funds with similar investment objectives.

•

Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from securities of U.S. issuers. This risk may be heightened in emerging or developing markets.

•	Special Situation Risk—Stocks of companies involved in reorganizations, mergers and other special situations can involve more risk than ordinary securities.

          There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see page 8 of the prospectus for detailed information about the risks described above.

PAST PERFORMANCE

          The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of shares of the Fund. Below the bar chart are the best and worst returns for a calendar quarter since inception of the Fund. The performance table following the bar chart shows the Fund’s average annual total returns over the one-year, five-year and since-inception periods (where applicable) ended December 31, 2009, and how those returns

TIAA-CREF Life Funds ▪ Growth Equity Fund ▪ Prospectus	5

compare to those of the Fund’s benchmark index. Effective May 1, 2010, fees charged to the Fund have increased. The Fund’s past performance has not been restated to reflect such fees, and performance would be lower if it had been restated. In addition, returns do not reflect fees and expenses of any variable annuity or variable life insurance contract and would be lower if they did.

          Past performance of the Fund is not necessarily an indication of how it will perform in the future. For current performance information of the Fund, including performance to the most recent month-end, please visit www.tiaa-cref.org.

AVERAGE ANNUAL TOTAL RETURNS (%)

Best quarter: 15.72%, for the quarter ended December 31, 2001. Worst quarter: -22.86%, for the quarter ended December 31, 2008.

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2009

	One Year	Five Years	Since Inception

Growth Equity Fund (Inception: April 3, 2000)	35.47%	1.71%	–5.15%

Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	37.21%	1.63%	–4.60%

Current performance of the Fund’s shares may be higher or lower than that shown above.

          After-tax returns have not been shown because they are not relevant since Fund shares currently are held only through insurance company separate accounts.

PORTFOLIO MANAGEMENT

          Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

6	Prospectus ▪ TIAA-CREF Life Funds ▪ Growth Equity Fund

          Portfolio Managers. The following person manages the Fund on a day-today basis:

Name:	Susan Hirsch
Title:	Managing Director (Lead Portfolio Manager)
Experience on Fund:	since 2005

PURCHASE AND SALE OF FUND SHARES

          Please contact the insurance company that issued your variable product for more information on the purchase and sale of Fund shares.

TAX INFORMATION

          Because the only shareholders of the Fund are the insurance companies offering the variable annuity and life insurance contracts, no discussion is included here about the federal income tax consequences at the shareholder level. The federal income tax consequences for purchases of a variable annuity or life insurance contract are described in the prospectus for such contracts.

PAYMENTS TO INSURANCE COMPANIES AND BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARY COMPENSATION

          The Fund is only available as an underlying investment for variable life insurance and variable annuity contracts. The Fund and its distributor (and their related companies) may make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable contract. Payments to broker-dealers and other financial intermediaries may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend a variable product and the Fund over another investment. Ask your financial adviser or visit the website of the insurance company or the financial intermediary for more information. The disclosure document for your variable contract may contain additional information about these payments.

ADDITIONAL INFORMATION ABOUT THE FUND

ADDITIONAL INFORMATION ON PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

          This Prospectus describes the Fund and its investment objective, principal investment strategies and restrictions and principal investment risks. An investor should consider whether the Fund is an appropriate investment. The investment objective of the Fund and its non-fundamental investment restrictions may be changed by the Board of Trustees of the Trust (the “Board of Trustees”) without shareholder approval. Certain investment restrictions

TIAA-CREF Life Funds ▪ Growth Equity Fund ▪ Prospectus	7

described in the Fund’s Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval.

          As noted in the “Principal Investment Strategies” section of this Prospectus, the Fund has a policy of normally investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in the particular type of securities implied by its name. Shareholders will receive at least 60 days prior notice before changes are made to the 80% policy.

          The Fund may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the Fund may be successful in reducing market losses but may otherwise fail to achieve its investment objective.

          The use of a particular index as the Fund’s benchmark index is not a fundamental policy and can be changed without shareholder approval. The Fund will notify you before such a change is made.

          The Fund is not appropriate for market timing. You should not invest in the Fund if you are a market timer.

          No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program.

          Please see the Glossary toward the end of this Prospectus for certain defined terms used in this Prospectus.

ADDITIONAL INFORMATION ON PRINCIPAL INVESTMENT RISKS OF THE FUND

          The Fund invests to some degree in equity securities. In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. Therefore, the value of the Fund may increase or decrease as a result of its interest in equity securities. More specifically, the Fund, or any of the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•

Market Risk—The risk that the price of equity securities may decline in response to general market and economic conditions or events, including conditions and developments outside of the equity markets such as significant changes in interest and inflation rates and the availability of credit. Accordingly, the value of the equity securities that the Fund holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock’s price. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region. During periods of unusual volatility or turmoil in the equity markets, the Fund may undergo an extended period of decline.

•	Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a

8	Prospectus ▪ TIAA-CREF Life Funds ▪ Growth Equity Fund

decline in the security’s value over short or extended periods of time. In times of market turmoil, perceptions of a company’s credit risk can quickly change and even large, well-established companies may deteriorate rapidly with little or no warning.

•

Large-Cap Risk—The risk that, by focusing on securities of larger companies, the Fund may have fewer opportunities to identify securities that the market misprices and that these companies may grow more slowly than the economy as a whole or not at all. Also, larger companies may fall out of favor with the investing public for market, political and economic conditions, including for reasons unrelated to their businesses or economic fundamentals.

•

Style Risk—A Fund that uses either a growth investing or a value investing style entail the risk that equity securities representing either style may be out of favor in the marketplace for various periods of time, and result in underperformance relative to the broader market sector or significant declines in the Fund’s portfolio value.

•

Risks of Growth Investing— Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For example, the price of a growth stock may experience a larger decline on a forecast of lower earnings, or a negative event or market development, than would a value stock. Because the value of growth companies is often a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained.

•

Active Management Risk—The risk that the performance of a fund that is actively managed, in whole or in part, reflects in part the ability of the portfolio manager(s) to make active, qualitative investment decisions that are suited to achieving the fund’s investment objective. As a result of active management, such fund could underperform other mutual funds with similar investment objectives.

•

Foreign Investment Risk—Foreign investments, which may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from one or more of the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying

TIAA-CREF Life Funds ▪ Growth Equity Fund ▪ Prospectus	9

principal and interest to investors outside the country. Brokerage commissions and custodial and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

          The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices of issuers in emerging market countries may be volatile and difficult to determine. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many such countries.

•

Special Situation Risk—Stocks of companies involved in reorganizations, mergers and other special situations can involve more risk than ordinary securities. For instance, the prices of securities of these companies can be more volatile than the prices of securities of similar companies.

          In addition to the principal investment risks set forth above, there are other risks associated with investing in the Fund and in equity securities that are discussed in the “Summary Information” section above and in the Fund’s SAI, which risks may include some of the risks previously identified for equity securities.

          No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in the Fund.

ADDITIONAL INFORMATION ABOUT THE FUND’S BENCHMARK INDEX

          The benchmark index described below is unmanaged, and you cannot invest directly in the index.

           Russell 1000® Growth Index

          The Russell 1000® Growth Index is a subset of the Russell 1000® Index, which represents the top 1,000 U.S. equity securities in market capitalization (according to the Russell Investment Group). The Russell 1000® Growth Index represents those Russell 1000® Index securities with higher relative forecasted growth rates and price/book ratios. The Russell 1000® Growth Index has higher weightings in those sectors of the market with typically higher relative valuations and higher growth rates, including sectors such as technology and health care. As of December 31, 2009 the market capitalization of companies in the Russell 1000® Growth Index ranged from $261 million to $332.7 billion, with a mean market capitalization of $78.2 billion and a median market capitalization of $4.5 billion. The Russell Investment Group determines the composition of the index based on a combination of factors including market capitalization, price/book ratio and long-term growth rate, and can change its composition at any time.

10	Prospectus ▪ TIAA-CREF Life Funds ▪ Growth Equity Fund

NON-PRINCIPAL INVESTMENT STRATEGIES

          The Fund may also make certain other investments. For example, the Fund may invest in short-term debt securities of the same type as those held by money market funds and other kinds of short-term instruments for cash management and other purposes. These securities help the Fund maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The Fund also may invest up to 20% of its assets in fixed-income securities.

          The Fund also may buy and sell: (1) put and call options on securities of the types they each may invest in and on securities indices composed of such securities, (2) futures contracts on securities indices composed of securities of the types in which each may invest, and (3) put and call options on such futures contracts. The Fund may use such options and futures contracts for hedging and cash management purposes and to increase total return. Futures contracts permit the Fund to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments.

          Where appropriate futures contracts do not exist, or if Advisors deems advisable for other reasons, the Fund may invest in investment company securities, such as exchange-traded fund (“ETFs”). The Fund may also use ETFs for cash management purposes and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When the Fund invests in ETFs or other investment companies, the Fund bears a proportionate share of expenses charged by the investment company in which it invests. In seeking to manage currency risk, the Fund also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

          The Fund can invest in derivatives and other similar financial instruments, such as equity swaps (including contracts for difference, an arrangement where the return is linked to the price movement of an underlying security, and other arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities, so long as these derivatives and financial instruments are consistent with the Fund’s investment objective and restrictions, policies and current regulations.

          The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund’s benchmark index. These quantitative techniques, when used, may help Advisors control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested in stocks at all times.

          Please see the Fund’s SAI for more information on these and other investments the Fund may utilize.

TIAA-CREF Life Funds ▪ Growth Equity Fund ▪ Prospectus	11

PORTFOLIO HOLDINGS

          A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s SAI.

PORTFOLIO TURNOVER

          If the Fund engages in active and frequent trading of portfolio securities, it will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in greater brokerage commission expenses or other transaction costs borne by the Fund and, ultimately, by shareholders. Also, a high portfolio turnover rate for the Fund may cause the Fund to be more likely to generate capital gains that must be distributed to shareholders as taxable income. The Fund is not subject to a specific limitation on portfolio turnover, and securities of the Fund may be sold at any time such sale is deemed advisable for investment or operational reasons. Also, certain trading strategies utilized by the Fund may increase portfolio turnover. The portfolio turnover rate of the Fund is listed above in the “Summary Information” section and the portfolio turnover rate during recent fiscal periods are provided in the Financial Highlights.

MANAGEMENT OF THE FUND

THE FUND’S INVESTMENT ADVISER

          Advisors manages the assets of the Trust, under the supervision of the Board of Trustees. Advisors is an indirect wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1 and the TIAA-CREF Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“Investment Management”), the personnel of Advisors also manage the investment accounts of CREF. As of December 31, 2009 Advisors and Investment Management together had approximately $199 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

          TIAA-CREF entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example, the investment accounts of CREF, TIAA or its subsidiaries perform services “at cost.” The Fund offered in this Prospectus, however, pays the management fees and other expenses that are described in the table on Fees and Expenses in the Prospectus. The management fees paid by the Fund to Advisors are intended to compensate Advisors for its services to the Fund and are not limited to the

12	Prospectus ▪ TIAA-CREF Life Funds ▪ Growth Equity Fund

reimbursement of Advisors’ costs. Thus, under this arrangement, Advisors can earn a profit or incur a loss on the services which it renders to the Fund.

          During the fiscal year ended December 31, 2009, the aggregate fees paid to Advisors under the prior investment management agreement dated November 30, 1998, as amended (the “Prior Management Agreement”) with respect to the Fund were 0.25%. The Prior Management Agreement provided for a unitary fee structure under which Advisors provided or paid for virtually all services necessary for the Fund’s operations for the fee described above. As of May 1, 2010, the Prior Management Agreement is no longer in effect.

          Advisors now manages the assets of the Fund described in this Prospectus pursuant to a new investment advisory agreement with the Trust dated May 1, 2010 that was approved by shareholders of the Fund on March 23, 2010 (the “Advisory Agreement”). Advisors’ duties under the Advisory Agreement include, among other things, providing the Fund with investment research, advice and supervision, furnishing an investment program for the Fund, determining which securities or other investments to purchase, sell or exchange and providing or obtaining any other necessary services to manage, acquire or dispose of securities, cash or other investments.

          The annual investment advisory fees charged under the Advisory Agreement with respect to the Fund are as follows:

INVESTMENT MANAGEMENT FEES

	Assets Under Management (Billions)	Fee Rate (average daily net assets)

Growth Equity Fund	All Assets	0.45%

          A discussion regarding the basis for the Board of Trustees’ most recent approval of the Fund’s Prior Management Agreement is available in the Fund’s annual shareholder report for the period ended December 31, 2009. A discussion regarding the basis for the Board of Trustees’ most recent approval of the Advisory Agreement will be available in the Fund’s semi-annual report for the period ending June 30, 2010. For a free copy of the Fund’s shareholder report, please call 800 842-2776, visit the Fund’s website at www.tiaa-cref.org or visit the SEC’s website at www.sec.gov.

PORTFOLIO MANAGEMENT TEAM

          The Fund is managed by a portfolio manager responsible for the day-to-day management of the Fund, with expertise in the area(s) applicable to the Fund’s investments.

TIAA-CREF Life Funds ▪ Growth Equity Fund ▪ Prospectus	13

			Total Experience (since dates specified below)

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team

GROWTH EQUITY FUND
Susan Hirsch Managing Director	Stock Selection- Lead Portfolio Manager	Advisors, TIAA and its affiliates— 2005 to Present (portfolio management of domestic large-cap portfolios), Jennison Associates—2000 to 2005 (portfolio management of mid-cap growth and technology sector portfolios)	2005	1975	2005

          The Fund’s SAI provides additional disclosure about the compensation structure of the Fund’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of shares of the Fund.

OTHER SERVICES

          Advisors also provides certain administrative services to the Fund pursuant to a new Administrative Services Agreement with the Trust dated May 1, 2010 (the “Administrative Services Agreement”). Under the Administrative Services Agreement, Advisors is obligated to provide certain administrative and operational oversight services to the Fund. These services include, among other things, supervising the performance of the Fund’s custodian, transfer agent and fund administrator, furnishing necessary personnel, office space and equipment for the non-investment-related operations of the Fund and calculating the Fund’s net asset value. The Fund is responsible for paying all of its direct operational expenses, which expenses include, among other things, custodian and transfer agent fees, pricing costs, fund accounting fees, legal fees of fund and trustee counsel, expenses of shareholder meetings and the costs of preparing, printing and mailing registration statements and updated prospectuses. For Advisor’s provision of its administrative and operational oversight services to the Fund, the Fund pays to Advisors at the end of each calendar month the allocated costs of such services as determined under the TIAA-CREF cost allocation methodology then in effect. Prior to May 1, 2010, such services were provided or paid for pursuant to the Fund’s Prior Management Agreement.

DISTRIBUTION AND SERVICE ARRANGEMENTS

          Teachers Personal Investors Services, Inc. (“TPIS”) distributes the Fund’s shares. TPIS does not currently enter into agreements, or otherwise pay, other intermediaries to sell shares of the Fund. However, the Fund and TPIS (and their related companies) may in the future make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. In the event that these payments are made, the payments may be a factor that the insurance company

14	Prospectus ▪ TIAA-CREF Life Funds ▪ Growth Equity Fund

considers in including the Fund as an underlying investment option in the variable contract. Payments to broker-dealers and other financial intermediaries may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend a variable product and the Fund over another investment. Ask your financial adviser or visit the website of the insurance company or the financial intermediary for more information. The disclosure document for your variable contract may contain additional information about these payments. Fund shares are distributed or sold only to the variable annuity or variable life insurance contracts that invest in the Fund.

CALCULATING SHARE PRICE

          The Fund determines its net asset value (“NAV”) per share, or share price, on each day the New York Stock Exchange (the “NYSE”) is open for business. The NAV for the Fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time or at such earlier time that regular trading on the NYSE closes prior to 4:00 p.m. Eastern Time). The Fund does not price its shares on days that the NYSE is closed. NAV per share for each class is determined by dividing the value of the Fund’s assets, less all liabilities, by the total number of shares outstanding.

          If the Fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares.

          The Fund generally uses market quotations or values obtained from independent pricing services to value securities and other instruments held by the Fund. However, fixed-income securities held by the Fund with remaining maturities of 60 days or less generally are valued using their amortized cost. If market quotations or values from independent pricing services are not readily available or are not considered reliable, the Fund will use a security’s “fair value,” as determined in good faith using procedures approved by the Board of Trustees. The Fund may also use fair value if events that may have a significant effect on the value of an investment (as determined in Advisors’ sole discretion) occur between the time when its price is determined and the time the Fund’s NAV is calculated. For example, the Fund might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before the Fund’s NAV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the Fund’s NAV. Although the Fund fair values portfolio securities on a security-by-security basis, funds that hold foreign portfolio securities may see their portfolio securities fair valued more frequently than other funds that do not hold foreign securities.

TIAA-CREF Life Funds ▪ Growth Equity Fund ▪ Prospectus	15

          Fair value pricing most commonly occurs with securities that are primarily traded outside the United States. Fair value pricing may occur, for instance, when there are significant market movements in the U.S. after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust based on market movements in the U.S. when their markets open the next day. In these cases, the Fund may fair value certain foreign securities when it is believed the last traded price on the foreign market does not reflect the value of that security at 4:00 pm Eastern Time. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price.

          While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of the Fund to the detriment of longer-term shareholders, it may reduce some of the certainty in pricing obtained by using actual market close prices.

          The Fund’s fair value pricing procedures provide, among other things, for the Fund to examine whether to fair value foreign securities when there is a significant movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE. The Fund also examines the prices of individual securities to determine, among other things, whether the price of such securities reflects fair value at the close of the NYSE based on market movements. In addition, the Fund may fair value domestic securities when it is believed the last market quotation is not readily available or such quotation does not represent the fair value of that security.

          Money market instruments with maturities of more than 60 days are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

DIVIDENDS, DISTRIBUTIONS AND TAXES

          The tax status of your investment depends upon your variable insurance contract. For a complete discussion of the tax status of your contract, please refer to the prospectus describing the contract.

          Shares in the Fund may only be held through a variable annuity or other variable insurance contract. Under current tax law, any dividend or capital gains distributions from the Fund will be exempt from current taxation if left to accumulate within your variable contract. Withdrawals from your contract may be taxed as ordinary income. You may also be subject to a 10% penalty tax if a withdrawal is made before age 59½.

          The Fund expects to declare and distribute to its shareholders (i.e., any separate accounts) substantially all of its net investment income and net realized capital gains.

          The Fund will normally distribute dividends and capital gains annually.

16	Prospectus ▪ TIAA-CREF Life Funds ▪ Growth Equity Fund

          In addition, the Fund may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year.

          All dividend and capital gains distributions from the Fund will be automatically reinvested by the separate account in additional shares of the Fund.

          The Fund has qualified and intends to continue to qualify for taxation as a “regulated investment company” under Subchapter M of Chapter 1 of the Code so that it will not be subject to federal income tax to the extent its income and net capital gains are distributed to shareholders. In addition, the Fund intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

IMPORTANT TRANSACTION INFORMATION

          Voting Rights. The Trust may hold shareholders’ meetings periodically to elect trustees, change fundamental policies, approve a management agreement or for other purposes. Each share is entitled to one vote for each dollar of net asset value represented by that share (each fractional share is entitled to a fractional vote) on all matters to which shareholders are entitled to vote. You should refer to the SAI, as well as the separate prospectus describing your contract and the separate account, which accompanies this Prospectus, for more information on your voting rights.

          Important Information About Procedures for Opening a New Account. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require the Fund to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. The Fund may also be required to provide additional information about you and your account to government regulators.

          Customer Complaints. Customer complaints may be directed to TIAA-CREF Life Funds, 730 Third Avenue, New York, NY 10017-3206, Mail Stop 730/06/41, Attention: Director, Distribution Operations Services.

          Electronic Prospectuses. If you received this Prospectus electronically and would like a paper copy, please contact the Fund and one will be sent to you.

MARKET TIMING/EXCESSIVE TRADING POLICY— APPLICABLE TO ALL INVESTORS

          There are separate account contract owners who may try to profit from transferring money back and forth among the accounts invested in the Fund and other funds in an effort to “time” the market. As money is shifted in and out of the Fund, the Fund may incur transaction costs, including, among other things,

TIAA-CREF Life Funds ▪ Growth Equity Fund ▪ Prospectus	17

expenses for buying and selling securities. These costs are borne by all contract owners, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. Consequently, the Fund is not appropriate for such market timing and you should not invest in the Fund if you want to engage in market timing activity.

          The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if, within a 60-calendar day period, a contract owner redeems or exchanges any monies out of an investment account that holds shares of the Fund, subsequently purchases or exchanges any monies back into that same investment account holding shares of the Fund and then redeems or exchanges any monies out of that same investment account holding shares of the Fund, the contract owner will not be permitted to make electronic transfers (i.e., transfers over the Internet, by telephone or fax) back into that same investment account holding shares of the Fund through a purchase or exchange for 90 calendar days.

          These market timing policies and procedures will not be applied to certain types of transactions like reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic rebalancings, death and hardship withdrawals, certain transactions made within a separate account, retirement plan or employee benefit plan, such as contributions, mandatory distributions, loans and separate account or plan sponsor-initiated transactions, and other types of transactions specified by the Fund’s management. In addition, the market timing policies and procedures will not apply to certain tuition (529) programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Fund’s management. The Fund’s management may also waive the market timing policies and procedures when it is believed that such waiver is in the Fund’s best interests, including but not limited to when it is determined that enforcement of these policies and procedures is not necessary to protect the Fund from the effects of short-term trading.

          The Fund also reserves the right to reject any purchase or exchange request, including when it is believed that a request would be disruptive to the Fund’s efficient portfolio management. The Fund also may suspend or terminate your ability to transact by telephone, fax or Internet for any reason, including the prevention of market timing. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or amount of the investment or because of a history of excessive trading by the contract owner. Because the Fund has discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.

          The Fund’s portfolio securities are fair valued, as necessary (most frequently with respect to international holdings), to help ensure that a portfolio security’s

18	Prospectus ▪ TIAA-CREF Life Funds ▪ Growth Equity Fund

true value is reflected in the Fund’s NAV, thereby minimizing any potential stale price arbitrage.

          The Fund seeks to apply its specifically defined market timing policies and procedures uniformly to all contract owners, and not to make exceptions with respect to these policies and procedures (beyond the exemptions noted above). The Fund makes reasonable efforts to apply these policies and procedures to contract owners who own shares through separate accounts or other intermediaries. These efforts may include requesting transaction data from separate accounts or other intermediaries from time to time to verify whether the Fund’s policies are being followed and/or to instruct separate accounts or other intermediaries to take action against contract owners who have violated the Fund’s market timing policies. At times, the Fund may agree to defer to an insurance company’s or other intermediary’s market timing policy if the Fund’s management believes that the insurance company’s or other intermediary’s policy provides comparable protection of Fund contract owners’ interests. The Fund has the right to modify its market timing policies and procedures at any time without advance notice.

          The Fund is not appropriate for market timing. Separate accounts that want to facilitate the market timing activities of their contract owners should not invest in the Fund.

          Contract owners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite efforts to discourage market timing, there is no guarantee that the Fund or its agents will be able to identify such contract owners or curtail their trading practices.

          Please note that you may be subject to additional market timing or excessive trading policies implemented by the separate account through which you hold Fund shares. Please contact your separate account for more details.

          If you invest in the Fund through an intermediary, including through a retirement or employee benefit plan, you may be subject to additional market timing or excessive trading policies implemented by the intermediary or plan. Please contact your intermediary or plan sponsor for more details.

NOTE ON SEC EXEMPTION

          The SEC granted the Fund an exemption from certain provisions of the Investment Company Act of 1940. The exemption permits shares of the Fund (as well as shares of the other series or portfolios of the Trust) to be offered as an investment option for both variable annuity contracts and variable life insurance policies issued by TIAA-CREF Life, or by insurance companies affiliated or unaffiliated with TIAA-CREF Life, and to qualified plans. Due to differences in tax treatment or other considerations, the interests of various contractowners participating in the Fund and the interests of qualified plans or general accounts investing in the Fund could potentially conflict. The Board of Trustees is required to monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action, if any, should be taken in

TIAA-CREF Life Funds ▪ Growth Equity Fund ▪ Prospectus	19

response to any such conflict, and the Board has the right to require an insurance company to remove its assets from the Fund to resolve a material irreconcilable conflict.

OFFERING, PURCHASING AND REDEEMING SHARES

          Shares of the Fund are not sold directly to you, but rather are sold in a continuous offering to insurance company separate accounts to fund variable annuity or other insurance contracts.

          Your premiums under the contracts are placed in the appropriate investment account of the separate account, and the assets of the investment account are then invested in the shares of the Fund. The separate account purchases and redeems shares of the Fund at NAV without sales or redemption charges.

          For each day on which the Fund’s NAV is calculated, the separate account transmits to the Fund any orders to purchase or redeem shares of the Fund based on the purchase payments, redemption requests, death benefits, contract charges and transfer requests from contractowners and beneficiaries that have been processed on that day. The separate account purchases and redeems shares of the Fund at the Fund’s NAV per share calculated as of that same day.

ADDITIONAL INFORMATION ABOUT INDEX PROVIDERS

          The Russell 1000® Growth Index is a trademark/service mark of the Russell Investment Group. The Russell Investment Group is the owner of the copyrights relating to the Russell Indexes and is the source and owner of the data contained or reflected in the performance values relating to the Russell Indexes. The Fund is not promoted by, nor in any way affiliated with, the Russell Investment Group. The Russell Investment Group is not responsible for and has not reviewed the Fund nor any associated literature or publications and the Russell Investment Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

GLOSSARY

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration.

Equity Securities: Primarily, common stock, preferred stock and securities convertible or exchangeable into common stock, including convertible debt

20	Prospectus ▪ TIAA-CREF Life Funds ▪ Growth Equity Fund

securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income or Fixed-Income Securities: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that generally pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); non-interest bearing debt securities (i.e., zero coupon bonds) and other non-equity securities that pay dividends.

Foreign Investments: Foreign investments may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States, (3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally recognized statistical rating organization (“NRSRO”) or unrated securities that Advisors determines are of comparable quality.

U. S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

TIAA-CREF Life Funds ▪ Growth Equity Fund ▪ Prospectus	21

FINANCIAL HIGHLIGHTS

          The Financial Highlights table is intended to help you understand the financial performance of the Fund for the past five years (or, if the Fund has not been in operation for five years, since commencement of operations of the Fund). Certain information reflects financial results for a single share of the Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

          PricewaterhouseCoopers LLP serves as the Fund’s independent registered public accounting firm and has audited the financial statements of the Fund for each of the periods presented in the five-year period ended December 31, 2009. Their report appears in the Trust’s Annual Report, which is available without charge upon request.

22	Prospectus ▪ TIAA-CREF Life Funds ▪ Growth Equity Fund

FINANCIAL HIGHLIGHTS

GROWTH EQUITY FUND ▪ FOR THE PERIOD OR YEAR ENDED

	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of year	$10.55	$18.02	$14.91	$14.23	$13.58

Gain (loss) from investment operations:
Net investment income (a)	0.11	0.14	0.13	0.11	0.09
Net realized and unrealized gain (loss) on total investments	3.63	(7.48)	3.10	0.69	0.65

Total gain (loss) from investment operations	3.74	(7.34)	3.23	0.80	0.74

Less distributions from:
Net investment income	(0.11)	(0.13)	(0.12)	(0.12)	(0.09)

Total distributions	(0.11)	(0.13)	(0.12)	(0.12)	(0.09)

Net asset value, end of year	$14.18	$10.55	$18.02	$14.91	$14.23

TOTAL RETURN	35.47%	(40.71%)	21.68%	5.62%	5.43%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$36,230	$24,501	$42,376	$28,180	$29,517
Ratio of expenses to average net assets	0.26%	0.28%	0.26%	0.25%	0.26%
Ratio of net investment income to average net assets	0.98%	0.98%	0.81%	0.79%	0.66%
Portfolio turnover rate	257%	253%	154%	98%	106%

(a) Based on average shares outstanding.

TIAA-CREF Life Funds ▪ Growth Equity Fund ▪ Prospectus	23

FOR MORE INFORMATION ABOUT TIAA-CREF LIFE FUNDS

The following documents contain more information about the Funds and are available free upon request:

Statement of Additional Information (“SAI”). The Fund’s SAI contains more information about certain aspects of the Fund. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the Fund’s SAI is legally a part of the Prospectus.

Annual and Semiannual Reports. The Fund’s annual and semiannual reports provide additional information about the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the preceding fiscal year. The audited financial statements in the Fund’s annual shareholder report dated December 31, 2009 are also incorporated into this Prospectus by reference.

Requesting documents. You can request a copy of the Fund’s SAI or these reports without charge, or contact the Fund for any other purpose, in any of the following ways:

By telephone:

Call 877 825-0411

In writing:
TIAA-CREF Life Funds

730 Third Avenue
New York, NY 10017-3206

Over the Internet:
www.tiaa-cref.org
Information about the Trust (including the Fund’s SAI) can be reviewed and copied at the SEC’s public reference room (202 551-8090) in Washington, D.C. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549.

If you have any questions about the TIAA-CREF Life Funds or your variable contract, please call us at 877 825-0411.

[This page intentionally left blank.]

1940 Act File No. 811-08961	A12164 (5/10)

PROSPECTUS

MAY 1, 2010

GROWTH & INCOME FUND

of the TIAA-CREF Life Funds

This prospectus (“Prospectus”) contains important information about the shares offered by the fund listed above (the “Fund”), one of the ten investment portfolios of the TIAA-CREF Life Funds (the “Trust”). The Fund is available only through the purchase of variable annuity contracts or variable life insurance policies (collectively, “contracts”) issued by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”). Shares of the Fund may be offered in the future in connection with variable insurance products issued by TIAA-CREF Life or by insurance companies affiliated or unaffiliated with TIAA-CREF Life, and to qualified retirement plans. Please read this Prospectus, along with the prospectus describing the contract, before investing and keep both prospectuses for future reference.

The Fund may not be available to you under your variable insurance contract. Check your contract and any endorsements for the availability of the Fund.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Dividends, Distributions and Taxes	16

Important Transaction Information	17

Market Timing/Excessive Trading Policy	18

Note on SEC Exemption	19

Offering, Purchasing and Redeeming Shares	20

Glossary	20

Financial Highlights	22

SUMMARY INFORMATION

GROWTH & INCOME FUND

of the TIAA-CREF Life Funds

Ticker: TLGWX

INVESTMENT OBJECTIVE

          The Fund seeks a favorable long-term total return, through both capital appreciation and investment income, primarily from income-producing equity securities.

FEES AND EXPENSES

          The following table describes the fees and expenses that you pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%
Maximum Deferred Sales Charge	0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%
Redemption Fee	0%
Exchange Fee	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)1

Management Fees	0.45%
Other Expenses	0.24%
Total Annual Fund Operating Expenses	0.69%
Waivers and Expense Reimbursements[2]	0.17%
Net Annual Fund Operating Expenses	0.52%

[1]	Expense information has been restated to reflect the Fund’s new advisory and administration agreements effective May 1, 2010.

[2]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”), has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.52% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2011 unless changed with approval of the Board of Trustees.

TIAA-CREF Life Funds ▪ Growth & Income Fund ▪ Prospectus	3

         Example

          This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place until April 30, 2011 but that there will be no waiver or expense reimbursement agreement in effect thereafter. The example does not reflect the fees and expenses of any variable annuity contract or variable life insurance policy and the costs in the example would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$ 53
3 Years	$ 204
5 Years	$ 367
10 Years	$ 842

PORTFOLIO TURNOVER

          The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 141% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

          Under normal circumstances, the Fund invests at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in income-producing equity securities. The Fund invests primarily in (1) income-producing equity securities or (2) large-cap securities. The Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”), seeks to construct a portfolio whose weighted average market capitalization is similar to the Fund’s benchmark index. The Fund focuses on equity securities of larger, well-established, mature growth companies that Advisors believes to be attractively valued, show the potential to appreciate faster than the rest of the market and offer a growing stream of dividend income.

          Mainly, Advisors looks for companies that are leaders in their respective industries, with sustainable competitive advantages. Advisors also looks for companies with management teams that are dedicated to creating shareholder value. The Fund also may invest up to 20% of its assets in foreign investments when Advisors believes these companies offer more attractive investment

4	Prospectus ▪ TIAA-CREF Life Funds ▪ Growth & Income Fund

opportunities. By investing in a combination of equity securities that provide opportunity for capital appreciation and dividend income, the Fund seeks to produce total returns that are in line with or above that of its benchmark index, the Standard & Poor’s 500 Index (the “S&P 500® Index”).

PRINCIPAL INVESTMENT RISKS

          You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•	Market Risk—The risk that market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the security over short or extended periods of time.

•

Large-Cap Risk—The risk that large-capitalization companies are more mature and may grow more slowly than the economy as a whole and tend to go in and out of favor based on market and economic conditions.

•

Style Risk—The risk that use of a particular investing style (such as growth investing) may fall out of favor in the marketplace for various periods of time and result in underperformance relative to the broader market sector or significant declines in the value of the Fund’s portfolio securities.

•

Active Management Risk—The risk that poor securities selection by the Fund’s investment adviser could cause the Fund to underperform its benchmark index or mutual funds with similar investment objectives.

•

Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from securities of U.S. issuers. This risk may be heightened in emerging or developing markets.

          There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see page 8 of the prospectus for detailed information about the risks described above.

PAST PERFORMANCE

          The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of shares of the Fund. Below the bar chart are the best and worst returns for a calendar quarter since inception of the Fund. The performance table following the bar chart shows the Fund’s average annual total returns over the one-year, five-year and since-inception periods (where applicable) ended December 31, 2009, and how those returns compare to those of the Fund’s benchmark index. Effective May 1, 2010, fees

TIAA-CREF Life Funds ▪ Growth & Income Fund ▪ Prospectus	5

charged to the Fund have increased. The Fund’s past performance has not been restated to reflect such fees, and performance would be lower if it had been restated. In addition, returns do not reflect fees and expenses of any variable annuity or variable life insurance contract and would be lower if they did.

          Past performance of the Fund is not necessarily an indication of how it will perform in the future. For current performance information of the Fund, including performance to the most recent month-end, please visit www.tiaa-cref.org.

AVERAGE ANNUAL TOTAL RETURNS (%)

Best quarter: 16.30%, for the quarter ended September 30, 2009. Worst quarter: -19.95%, for the quarter ended December 31, 2008.

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2009

	One Year	Five Years	Since Inception

Growth & Income Fund (Inception: April 3, 2000)	27.76%	4.25%	0.02%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.46%	0.42%	-1.25%

Current performance of the Fund’s shares may be higher or lower than that shown above.

          After-tax returns have not been shown because they are not relevant since Fund shares currently are held only through insurance company separate accounts.

PORTFOLIO MANAGEMENT

          Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

6	Prospectus ▪ TIAA-CREF Life Funds ▪ Growth & Income Fund

          Portfolio Managers. The following persons jointly manage the Fund on a day-to-day basis:

Name:	Susan Kempler	Thomas M. Franks CFA
Title:	Managing Director (Lead Portfolio Manager)	Managing Director
Experience on Fund:	since 2005	since 2010

PURCHASE AND SALE OF FUND SHARES

          Please contact the insurance company that issued your variable product for more information on the purchase and sale of Fund shares.

TAX INFORMATION

          Because the only shareholders of the Fund are the insurance companies offering the variable annuity and life insurance contracts, no discussion is included here about the federal income tax consequences at the shareholder level. The federal income tax consequences for purchases of a variable annuity or life insurance contract are described in the prospectus for such contracts.

PAYMENTS TO INSURANCE COMPANIES AND BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARY COMPENSATION

          The Fund is only available as an underlying investment for variable life insurance and variable annuity contracts. The Fund and its distributor (and their related companies) may make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable contract. Payments to broker-dealers and other financial intermediaries may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend a variable product and the Fund over another investment. Ask your financial adviser or visit the website of the insurance company or the financial intermediary for more information. The disclosure document for your variable contract may contain additional information about these payments.

ADDITIONAL INFORMATION ABOUT THE FUND

ADDITIONAL INFORMATION ON PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

          This Prospectus describes the Fund and its investment objective, principal investment strategies and restrictions and principal investment risks. An investor should consider whether the Fund is an appropriate investment. The investment objective of the Fund and its non-fundamental investment restrictions may be changed by the Board of Trustees of the Trust (the “Board

TIAA-CREF Life Funds ▪ Growth & Income Fund ▪ Prospectus	7

of Trustees”) without shareholder approval. Certain investment restrictions described in the Fund’s Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval.

          As noted in the “Principal Investment Strategies” section of this Prospectus, the Fund has a policy of normally investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in the particular type of securities implied by its name. Shareholders will receive at least 60 days prior notice before changes are made to the 80% policy.

          The Fund may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the Fund may be successful in reducing market losses but may otherwise fail to achieve its investment objective.

          The use of a particular index as the Fund’s benchmark index is not a fundamental policy and can be changed without shareholder approval. The Fund will notify you before such a change is made.

          The Fund is not appropriate for market timing. You should not invest in the Fund if you are a market timer.

          No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program.

          Please see the Glossary toward the end of this Prospectus for certain defined terms used in this Prospectus.

ADDITIONAL INFORMATION ON PRINCIPAL INVESTMENT RISKS OF THE FUND

          The Fund invests primarily in equity securities. In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. Therefore, the value of the Fund may increase or decrease as a result of its interest in equity securities. More specifically, the Fund, or any of the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•

Market Risk—The risk that the price of equity securities may decline in response to general market and economic conditions or events, including conditions and developments outside of the equity markets such as significant changes in interest and inflation rates and the availability of credit. Accordingly, the value of the equity securities that the Fund holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock’s price. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region. During periods of unusual volatility or turmoil in the equity markets, the Fund may undergo an extended period of decline.

8	Prospectus ▪ TIAA-CREF Life Funds ▪ Growth & Income Fund

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time. In times of market turmoil, perceptions of a company’s credit risk can quickly change and even large, well-established companies may deteriorate rapidly with little or no warning.

•

Large-Cap Risk—The risk that, by focusing on securities of larger companies, the Fund may have fewer opportunities to identify securities that the market misprices and that these companies may grow more slowly than the economy as a whole or not at all. Also, larger companies may fall out of favor with the investing public for market, political and economic conditions, including for reasons unrelated to their businesses or economic fundamentals.

•

Style Risk—A Fund that uses either a growth investing or a value investing style entail the risk that equity securities representing either style may be out of favor in the marketplace for various periods of time, and result in underperformance relative to the broader market sector or significant declines in the Fund’s portfolio value.

•

Risks of Growth Investing— Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For example, the price of a growth stock may experience a larger decline on a forecast of lower earnings, or a negative event or market development, than would a value stock. Because the value of growth companies is often a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained.

•

Active Management Risk—The risk that the performance of a fund that is actively managed, in whole or in part, reflects in part the ability of the portfolio manager(s) to make active, qualitative investment decisions that are suited to achieving the fund’s investment objective. As a result of active management, such fund could underperform other mutual funds with similar investment objectives.

•

Foreign Investment Risk—Foreign investments, which may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from one or more of the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8)

TIAA-CREF Life Funds ▪ Growth & Income Fund ▪ Prospectus	9

the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and custodial and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

          The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices of issuers in emerging market countries may be volatile and difficult to determine. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many such countries.

          In addition to the principal investment risks set forth above, there are other risks associated with investing in the Fund and in equity securities that are discussed in the “Summary Information” section above and in the Fund’s SAI, which risks may include some of the risks previously identified for equity securities.

          No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in the Fund.

ADDITIONAL INFORMATION ABOUT THE FUND’S BENCHMARK INDEX

          The benchmark index described below is unmanaged, and you cannot invest directly in the index.

          S&P 500® Index

          This is the benchmark index for the Fund. The S&P 500® Index is a market capitalization-weighted index of the 500 leading companies in leading industries of the U.S. economy. It is widely recognized as a guide to the overall health of the U.S. stock market. The index covers industrial, utility, technology, financial, and other companies of the U.S. markets. The index focuses on the large-cap segment of the market, with 75% coverage (by market capitalization) of U.S. equities. As of December 31, 2009, the market capitalization of companies in the S&P 500® Index ranged from $1.2 billion to $329.6 billion, with a mean market capitalization of $20.2 billion and a median market capitalization of $8.7 billion. Standard & Poor’s determines the composition of the index based on a combination of factors including market capitalization, liquidity and industry group representation, and can change its composition at any time.

NON-PRINCIPAL INVESTMENT STRATEGIES

          The Fund may also make certain other investments. For example, the Fund may invest in short-term debt securities of the same type as those held by money market funds and other kinds of short-term instruments for cash

10	Prospectus ▪ TIAA-CREF Life Funds ▪ Growth & Income Fund

management and other purposes. These securities help the Fund maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The Fund also may invest up to 20% of its assets in fixed-income securities.

          The Fund also may buy and sell: (1) put and call options on securities of the types they each may invest in and on securities indices composed of such securities, (2) futures contracts on securities indices composed of securities of the types in which each may invest, and (3) put and call options on such futures contracts. The Fund may use such options and futures contracts for hedging and cash management purposes and to increase total return. Futures contracts permit the Fund to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments.

          Where appropriate futures contracts do not exist, or if Advisors deems advisable for other reasons, the Fund may invest in investment company securities, such as exchange-traded fund (“ETFs”). The Fund may also use ETFs for cash management purposes and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When the Fund invests in ETFs or other investment companies, the Fund bears a proportionate share of expenses charged by the investment company in which it invests. In seeking to manage currency risk, the Fund also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

          The Fund can invest in derivatives and other similar financial instruments, such as equity swaps (including contracts for difference, an arrangement where the return is linked to the price movement of an underlying security, and other arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities, so long as these derivatives and financial instruments are consistent with the Fund’s investment objective and restrictions, policies and current regulations.

          The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund’s benchmark index. These quantitative techniques, when used, may help Advisors control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested in stocks at all times.

          Please see the Fund’s SAI for more information on these and other investments the Fund may utilize.

PORTFOLIO HOLDINGS

          A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s SAI.

TIAA-CREF Life Funds ▪ Growth & Income Fund ▪ Prospectus	11

PORTFOLIO TURNOVER

          If the Fund engages in active and frequent trading of portfolio securities, it will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in greater brokerage commission expenses or other transaction costs borne by the Fund and, ultimately, by shareholders. Also, a high portfolio turnover rate for the Fund may cause the Fund to be more likely to generate capital gains that must be distributed to shareholders as taxable income. The Fund is not subject to a specific limitation on portfolio turnover, and securities of the Fund may be sold at any time such sale is deemed advisable for investment or operational reasons. Also, certain trading strategies utilized by the Fund may increase portfolio turnover. The portfolio turnover rate of the Fund is listed above in the “Summary Information” section and the portfolio turnover rate during recent fiscal periods are provided in the Financial Highlights.

MANAGEMENT OF THE FUND

THE FUND’S INVESTMENT ADVISER

          Advisors manages the assets of the Trust, under the supervision of the Board of Trustees. Advisors is an indirect wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1 and the TIAA-CREF Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“Investment Management”), the personnel of Advisors also manage the investment accounts of CREF. As of December 31, 2009 Advisors and Investment Management together had approximately $199 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

          TIAA-CREF entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example, the investment accounts of CREF, TIAA or its subsidiaries perform services “at cost.” The Fund offered in this Prospectus, however, pays the management fees and other expenses that are described in the table on Fees and Expenses in the Prospectus. The management fees paid by the Fund to Advisors are intended to compensate Advisors for its services to the Fund and are not limited to the reimbursement of Advisors’ costs. Thus, under this arrangement, Advisors can earn a profit or incur a loss on the services which it renders to the Fund.

          During the fiscal year ended December 31, 2009, the aggregate fees paid to Advisors under the prior investment management agreement dated

12	Prospectus ▪ TIAA-CREF Life Funds ▪ Growth & Income Fund

November 30, 1998, as amended (the “Prior Management Agreement”) with respect to the Fund were 0.23%. The Prior Management Agreement provided for a unitary fee structure under which Advisors provided or paid for virtually all service necessary for the Fund’s operations for the fee described above. As of May 1, 2010, the Prior Management Agreement is no longer in effect.

          Advisors now manages the assets of the Fund described in this Prospectus pursuant to a new investment advisory agreement with the Trust dated May 1, 2010 that was approved by shareholders of the Fund on March 23, 2010 (the “Advisory Agreement”). Advisors’ duties under the Advisory Agreement include, among other things, providing the Fund with investment research, advice and supervision, furnishing an investment program for the Fund, determining which securities or other investments to purchase, sell or exchange and providing or obtaining any other necessary services to manage, acquire or dispose of securities, cash or other investments.

          The annual investment advisory fees charged under the Advisory Agreement with respect to the Fund are as follows:

INVESTMENT MANAGEMENT FEES

	Assets Under Management (Billions)	Fee Rate (average daily net assets)

Growth & Income Fund	All Assets	0.45%

          A discussion regarding the basis for the Board of Trustees’ most recent approval of the Fund’s Prior Management Agreement is available in the Fund’s annual shareholder report for the period ended December 31, 2009. A discussion regarding the basis for the Board of Trustees’ most recent approval of the Advisory Agreement will be available in the Fund’s semi-annual report for the period ending June 30, 2010. For a free copy of the Fund’s shareholder report, please call 800 842-2776, visit the Fund’s website at www.tiaa-cref.org or visit the SEC’s website at www.sec.gov.

PORTFOLIO MANAGEMENT TEAM

          The Fund is managed by a team of managers, whose members are jointly responsible for the day-to-day management of the Fund, with expertise in the area(s) applicable to the Fund’s investments. The following is a list of members of the management team primarily responsible for managing the Fund’s investments, along with their relevant experience. The members of the team may change from time to time.

TIAA-CREF Life Funds ▪ Growth & Income Fund ▪ Prospectus	13

	Portfolio Role/ Coverage/ Expertise/Specialty		Total Experience (since dates specified below)

Name & Title		Experience Over Past Five Years	At TIAA	Total	On Team

GROWTH & INCOME FUND

Susan Kempler Managing Director	Stock Selection- Lead Portfolio Manager	Advisors, TIAA and its affiliates—2005 to Present (portfolio management of domestic large-cap core portfolios), Citigroup Asset Management—1997 to 2005 (portfolio management of large and mid-cap core portfolios)	2005	1987	2005

Thomas M. Franks, CFA Managing Director	Portfolio- Risk Management	Advisors, TIAA and its affiliates—2001 to 2007 (Head of Global Equity Research); 2007 to 2009 (portfolio management of global equity portfolios); and 2009 to present (Head of Global Equity Portfolio Management).	2001	1997	2010

          The Fund’s SAI provides additional disclosure about the compensation structure of the Fund’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of shares of the Fund.

OTHER SERVICES

          Advisors also provides certain administrative services to the Fund pursuant to a new Administrative Services Agreement with the Trust dated May 1, 2010 (the “Administrative Services Agreement”). Under the Administrative Services Agreement, Advisors is obligated to provide certain administrative and operational oversight services to the Fund. These services include, among other things, supervising the performance of the Fund’s custodian, transfer agent and fund administrator, furnishing necessary personnel, office space and equipment for the non-investment-related operations of the Fund and calculating the Fund’s net asset value. The Fund is responsible for paying all of its direct operational expenses, which expenses include, among other things, custodian and transfer agent fees, pricing costs, fund accounting fees, legal fees of fund and trustee counsel, expenses of shareholder meetings and the costs of preparing, printing and mailing registration statements and updated prospectuses. For Advisor’s provision of its administrative and operational oversight services to the Fund, the Fund pays to Advisors at the end of each calendar month the allocated costs of such services as determined under the TIAA-CREF cost allocation methodology then in effect. Prior to May 1, 2010, such services were provided or paid for pursuant to the Fund’s Prior Management Agreement.

14	Prospectus ▪ TIAA-CREF Life Funds ▪ Growth & Income Fund

DISTRIBUTION AND SERVICE ARRANGEMENTS

          Teachers Personal Investors Services, Inc. (“TPIS”) distributes the Fund’s shares. TPIS does not currently enter into agreements, or otherwise pay, other intermediaries to sell shares of the Fund. However, the Fund and TPIS (and their related companies) may in the future make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. In the event that these payments are made, the payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable contract. Payments to broker-dealers and other financial intermediaries may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend a variable product and the Fund over another investment. Ask your financial adviser or visit the website of the insurance company or the financial intermediary for more information. The disclosure document for your variable contract may contain additional information about these payments. Fund shares are distributed or sold only to the variable annuity or variable life insurance contracts that invest in the Fund.

CALCULATING SHARE PRICE

          The Fund determines its net asset value (“NAV”) per share, or share price, on each day the New York Stock Exchange (the “NYSE”) is open for business. The NAV for the Fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time or at such earlier time that regular trading on the NYSE closes prior to 4:00 p.m. Eastern Time). The Fund does not price its shares on days that the NYSE is closed. NAV per share is determined by dividing the value of the Fund’s assets, less all liabilities, by the total number of shares outstanding.

          If the Fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares.

          The Fund generally uses market quotations or values obtained from independent pricing services to value securities and other instruments held by the Fund. However, fixed-income securities held by the Fund with remaining maturities of 60 days or less generally are valued using their amortized cost. If market quotations or values from independent pricing services are not readily available or are not considered reliable, the Fund will use a security’s “fair value,” as determined in good faith using procedures approved by the Board of Trustees. The Fund may also use fair value if events that may have a significant effect on the value of an investment (as determined in Advisors’ sole discretion) occur between the time when its price is determined and the time the Fund’s NAV is calculated. For example, the Fund might use a domestic security’s fair

TIAA-CREF Life Funds ▪ Growth & Income Fund ▪ Prospectus	15

value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before the Fund’s NAV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the Fund’s NAV. Although the Fund fair values portfolio securities on a security-by-security basis, funds that hold foreign portfolio securities may see their portfolio securities fair valued more frequently than other funds that do not hold foreign securities.

          Fair value pricing most commonly occurs with securities that are primarily traded outside the United States. Fair value pricing may occur, for instance, when there are significant market movements in the U.S. after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust based on market movements in the U.S. when their markets open the next day. In these cases, the Fund may fair value certain foreign securities when it is believed the last traded price on the foreign market does not reflect the value of that security at 4:00 pm Eastern Time. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price.

          While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of the Fund to the detriment of longer-term shareholders, it may reduce some of the certainty in pricing obtained by using actual market close prices.

          The Fund’s fair value pricing procedures provide, among other things, for the Fund to examine whether to fair value foreign securities when there is a significant movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE. The Fund also examines the prices of individual securities to determine, among other things, whether the price of such securities reflects fair value at the close of the NYSE based on market movements. In addition, the Fund may fair value domestic securities when it is believed the last market quotation is not readily available or such quotation does not represent the fair value of that security.

          Money market instruments with maturities of more than 60 days are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

DIVIDENDS, DISTRIBUTIONS AND TAXES

          The tax status of your investment depends upon your variable insurance contract. For a complete discussion of the tax status of your contract, please refer to the prospectus describing the contract.

16	Prospectus ▪ TIAA-CREF Life Funds ▪ Growth & Income Fund

          Shares in the Fund may only be held through a variable annuity or other variable insurance contract. Under current tax law, any dividend or capital gains distributions from the Fund will be exempt from current taxation if left to accumulate within your variable contract. Withdrawals from your contract may be taxed as ordinary income. You may also be subject to a 10% penalty tax if a withdrawal is made before age 59½.

          The Fund expects to declare and distribute to its shareholders (i.e., any separate accounts) substantially all of its net investment income and net realized capital gains.

          The Fund will normally distribute dividends and capital gains annually.

          In addition, the Fund may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year.

          All dividend and capital gains distributions from the Fund will be automatically reinvested by the separate account in additional shares of the Fund.

          The Fund has qualified and intends to continue to qualify for taxation as a “regulated investment company” under Subchapter M of Chapter 1 of the Code so that it will not be subject to federal income tax to the extent its income and net capital gains are distributed to shareholders. In addition, the Fund intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

IMPORTANT TRANSACTION INFORMATION

          Voting Rights. The Trust may hold shareholders’ meetings periodically to elect trustees, change fundamental policies, approve a management agreement or for other purposes. Each share is entitled to one vote for each dollar of net asset value represented by that share (each fractional share is entitled to a fractional vote) on all matters to which shareholders are entitled to vote. You should refer to the SAI, as well as the separate prospectus describing your contract and the separate account, which accompanies this Prospectus, for more information on your voting rights.

          Important Information About Procedures for Opening a New Account. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require the Fund to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. The Fund may also be required to provide additional information about you and your account to government regulators.

          Customer Complaints. Customer complaints may be directed to TIAA-CREF Life Funds, 730 Third Avenue, New York, NY 10017-3206, Mail Stop 730/06/41, Attention: Director, Distribution Operations Services.

TIAA-CREF Life Funds ▪ Growth & Income Fund ▪ Prospectus	17

          Electronic Prospectuses. If you received this Prospectus electronically and would like a paper copy, please contact the Fund and one will be sent to you.

MARKET TIMING/EXCESSIVE TRADING POLICY— APPLICABLE TO ALL INVESTORS

          There are separate account contract owners who may try to profit from transferring money back and forth among the accounts invested in the Fund and other funds in an effort to “time” the market. As money is shifted in and out of the Fund, the Fund may incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all contract owners, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. Consequently, the Fund is not appropriate for such market timing and you should not invest in the Fund if you want to engage in market timing activity.

          The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if, within a 60-calendar day period, a contract owner redeems or exchanges any monies out of an investment account that holds shares of the Fund, subsequently purchases or exchanges any monies back into that same investment account holding shares of the Fund and then redeems or exchanges any monies out of that same investment account holding shares of the Fund, the contract owner will not be permitted to make electronic transfers (i.e., transfers over the Internet, by telephone or fax) back into that same investment account holding shares of the Fund through a purchase or exchange for 90 calendar days.

          These market timing policies and procedures will not be applied to certain types of transactions like reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic rebalancings, death and hardship withdrawals, certain transactions made within a separate account, retirement plan or employee benefit plan, such as contributions, mandatory distributions, loans and separate account or plan sponsor-initiated transactions, and other types of transactions specified by the Fund’s management. In addition, the market timing policies and procedures will not apply to certain tuition (529) programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Fund’s management. The Fund’s management may also waive the market timing policies and procedures when it is believed that such waiver is in the Fund’s best interests, including but not limited to when it is determined that enforcement of these policies and procedures is not necessary to protect the Fund from the effects of short-term trading.

          The Fund also reserves the right to reject any purchase or exchange request, including when it is believed that a request would be disruptive to the Fund’s efficient portfolio management. The Fund also may suspend or terminate your

18	Prospectus ▪ TIAA-CREF Life Funds ▪ Growth & Income Fund

ability to transact by telephone, fax or Internet for any reason, including the prevention of market timing. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or amount of the investment or because of a history of excessive trading by the contract owner. Because the Fund has discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.

          The Fund’s portfolio securities are fair valued, as necessary (most frequently with respect to international holdings), to help ensure that a portfolio security’s true value is reflected in the Fund’s NAV, thereby minimizing any potential stale price arbitrage.

          The Fund seeks to apply its specifically defined market timing policies and procedures uniformly to all contract owners, and not to make exceptions with respect to these policies and procedures (beyond the exemptions noted above). The Fund makes reasonable efforts to apply these policies and procedures to contract owners who own shares through separate accounts or other intermediaries. These efforts may include requesting transaction data from separate accounts or other intermediaries from time to time to verify whether the Fund’s policies are being followed and/or to instruct separate accounts or other intermediaries to take action against contract owners who have violated the Fund’s market timing policies. At times, the Fund may agree to defer to an insurance company’s or other intermediary’s market timing policy if the Fund’s management believes that the insurance company’s or other intermediary’s policy provides comparable protection of Fund contract owners’ interests. The Fund has the right to modify its market timing policies and procedures at any time without advance notice.

          The Fund is not appropriate for market timing. Separate accounts that want to facilitate the market timing activities of their contract owners should not invest in the Fund.

          Contract owners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite efforts to discourage market timing, there is no guarantee that the Fund or its agents will be able to identify such contract owners or curtail their trading practices.

          Please note that you may be subject to additional market timing or excessive trading policies implemented by the separate account through which you hold Fund shares. Please contact your separate account for more details.

          If you invest in the Fund through an intermediary, including through a retirement or employee benefit plan, you may be subject to additional market timing or excessive trading policies implemented by the intermediary or plan. Please contact your intermediary or plan sponsor for more details.

NOTE ON SEC EXEMPTION

          The SEC granted the Fund an exemption from certain provisions of the Investment Company Act of 1940. The exemption permits shares of the Fund (as

TIAA-CREF Life Funds ▪ Growth & Income Fund ▪ Prospectus	19

well as shares of the other series or portfolios of the Trust) to be offered as an investment option for both variable annuity contracts and variable life insurance policies issued by TIAA-CREF Life, or by insurance companies affiliated or unaffiliated with TIAA-CREF Life, and to qualified plans. Due to differences in tax treatment or other considerations, the interests of various contractowners participating in the Fund and the interests of qualified plans or general accounts investing in the Fund could potentially conflict. The Board of Trustees is required to monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action, if any, should be taken in response to any such conflict, and the Board has the right to require an insurance company to remove its assets from the Fund to resolve a material irreconcilable conflict.

OFFERING, PURCHASING AND REDEEMING SHARES

          Shares of the Fund are not sold directly to you, but rather are sold in a continuous offering to insurance company separate accounts to fund variable annuity or other insurance contracts.

          Your premiums under the contracts are placed in the appropriate investment account of the separate account, and the assets of the investment account are then invested in the shares of the Fund. The separate account purchases and redeems shares of the Fund at NAV without sales or redemption charges.

          For each day on which the Fund’s NAV is calculated, the separate account transmits to the Fund any orders to purchase or redeem shares of the Fund based on the purchase payments, redemption requests, death benefits, contract charges and transfer requests from contractowners and beneficiaries that have been processed on that day. The separate account purchases and redeems shares of the Fund at the Fund’s NAV per share calculated as of that same day.

ADDITIONAL INFORMATION ABOUT INDEX PROVIDERS

          The S&P 500® Index is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

GLOSSARY

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment

20	Prospectus ▪ TIAA-CREF Life Funds ▪ Growth & Income Fund

portfolio of fixed-income securities, duration is the weighted average of each security’s duration.

Equity Securities: Primarily, common stock, preferred stock and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income or Fixed-Income Securities: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that generally pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); non-interest bearing debt securities (i.e., zero coupon bonds) and other non-equity securities that pay dividends.

Foreign Investments: Foreign investments may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States, (3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally recognized statistical rating organization (“NRSRO”) or unrated securities that Advisors determines are of comparable quality.

U. S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

TIAA-CREF Life Funds ▪ Growth & Income Fund ▪ Prospectus	21

FINANCIAL HIGHLIGHTS

          The Financial Highlights table is intended to help you understand the financial performance of the Fund for the past five years (or, if the Fund has not been in operation for five years, since commencement of operations of the Fund). Certain information reflects financial results for a single share of the Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

          PricewaterhouseCoopers LLP serves as the Fund’s independent registered public accounting firm and has audited the financial statements of the Fund for each of the periods presented in the five-year period ended December 31, 2009. Their report appears in the Trust’s Annual Report, which is available without charge upon request.

22	Prospectus ▪ TIAA-CREF Life Funds ▪ Growth & Income Fund

FINANCIAL HIGHLIGHTS

GROWTH & INCOME FUND ▪ FOR THE PERIOD OR YEAR ENDED

	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of year	$18.50	$29.06	$24.82	$21.56	$20.49

Gain (loss) from investment operations:
Net investment income (a)	0.36	0.46	0.43	0.37	0.29
Net realized and unrealized gain (loss) on total investments	4.77	(10.58)	4.21	3.26	1.06

Total gain (loss) from investment operations	5.13	(10.12)	4.64	3.63	1.35

Less distributions from:
Net investment income	(0.36)	(0.44)	(0.40)	(0.37)	(0.28)

Total distributions	(0.36)	(0.44)	(0.40)	(0.37)	(0.28)

Net asset value, end of year	$23.27	$18.50	$29.06	$24.82	$21.56

TOTAL RETURN	27.76%	(34.80%)	18.68%	16.85%	6.57%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$65,719	$53,235	$83,834	$59,798	$51,627
Ratio of expenses to average net assets	0.23%	0.23%	0.24%	0.23%	0.23%
Ratio of net investment income to average net assets	1.77%	1.87%	1.56%	1.63%	1.41%
Portfolio turnover rate	141%	135%	88%	119%	205%

(a) Based on average shares outstanding.

TIAA-CREF Life Funds ▪ Growth & Income Fund ▪ Prospectus	23

FOR MORE INFORMATION ABOUT TIAA-CREF LIFE FUNDS

The following documents contain more information about the Funds and are available free upon request:

Statement of Additional Information (“SAI”). The Fund’s SAI contains more information about certain aspects of the Fund. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the Fund’s SAI is legally a part of the Prospectus.

Annual and Semiannual Reports. The Fund’s annual and semiannual reports provide additional information about the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the preceding fiscal year. The audited financial statements in the Fund’s annual shareholder report dated December 31, 2009 are also incorporated into this Prospectus by reference.

Requesting documents. You can request a copy of the Fund’s SAI or these reports without charge, or contact the Fund for any other purpose, in any of the following ways:

By telephone:
Call 877 825-0411

In writing:
TIAA-CREF Life Funds
730 Third Avenue
New York, NY 10017-3206

Over the Internet:
www.tiaa-cref.org

Information about the Trust (including the Fund’s SAI) can be reviewed and copied at the SEC’s public reference room (202 551-8090) in Washington, D.C. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549.

If you have any questions about the TIAA-CREF Life Funds or your variable contract, please call us at 877 825-0411.

1940 Act File No. 811-08961	A12165 (5/10)

PROSPECTUS

MAY 1, 2010

INTERNATIONAL EQUITY FUND

of the TIAA-CREF Life Funds

This prospectus (“Prospectus”) contains important information about the shares offered by the fund listed above (the “Fund”), one of the ten investment portfolios of the TIAA-CREF Life Funds (the “Trust”). The Fund is available only through the purchase of variable annuity contracts or variable life insurance policies (collectively, “contracts”) issued by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”). Shares of the Fund may be offered in the future in connection with variable insurance products issued by TIAA-CREF Life or by insurance companies affiliated or unaffiliated with TIAA-CREF Life, and to qualified retirement plans. Please read this Prospectus, along with the prospectus describing the contract, before investing and keep both prospectuses for future reference.

The Fund may not be available to you under your variable insurance contract. Check your contract and any endorsements for the availability of the Fund.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Dividends, Distributions and Taxes	16

Important Transaction Information	17

Market Timing/Excessive Trading Policy	18

Note on SEC Exemption	19

Offering, Purchasing and Redeeming Shares	20

Glossary	20

Financial Highlights	22

SUMMARY INFORMATION

INTERNATIONAL EQUITY FUND
of the TIAA-CREF Life Funds

Ticker: TLINX

INVESTMENT OBJECTIVE

          The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

FEES AND EXPENSES

          The following table describes the fees and expenses that you pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%
Maximum Deferred Sales Charge	0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%
Redemption Fee	0%
Exchange Fee	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)1

Management Fees	0.50%
Other Expenses	0.31%
Total Annual Fund Operating Expenses	0.81%
Waivers and Expense Reimbursements[2]	0.21%
Net Annual Fund Operating Expenses	0.60%

[1]	Expense information has been restated to reflect the Fund’s new advisory and administration agreements effective May 1, 2010.

[2]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”), has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.60% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2011 unless changed with approval of the Board of Trustees.

TIAA-CREF Life Funds ▪ International Equity Fund ▪ Prospectus	3

          Example

          This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place until April 30, 2011 but that there will be no waiver or expense reimbursement agreement in effect thereafter. The example does not reflect the fees and expenses of any variable annuity contract or variable life insurance policy and the costs in the example would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$61
3 Years	$238
5 Years	$429
10 Years	$982

PORTFOLIO TURNOVER

          The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 116% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

          Under normal circumstances, the Fund invests at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in equity securities of foreign issuers. The Fund has a policy of maintaining investments of equity securities of foreign issuers in at least three countries other than the United States. Advisors selects individual stocks, and lets the Fund’s country and regional asset allocations evolve from their stock selection. However, the Fund’s sector and country exposure is regularly managed against the Fund’s benchmark index, the Morgan Stanley Capital International EAFE® (Europe, Australasia, Far East) Index (the “MSCI EAFE® Index”), in order to control risk. The Fund may invest in emerging markets to varying degrees, depending on the prevalence of stock specific opportunities. The Fund may sometimes hold a significant amount of stocks of smaller, lesser-known companies.

          Advisors looks for companies of all sizes with sustainable earnings growth, focused management with successful track records, unique and easy-to-understand franchises (brands), stock prices that do not fully reflect the stock’s

4	Prospectus ▪ TIAA-CREF Life Funds ▪ International Equity Fund

potential value, based on current earnings, assets, and long-term growth prospects, and consistent generation of free cash flow.

PRINCIPAL INVESTMENT RISKS

          You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•	Market Risk—The risk that market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the security over short or extended periods of time.

•

Active Management Risk—The risk that poor securities selection by the Fund’s investment adviser could cause the Fund to underperform its benchmark index or mutual funds with similar investment objectives.

•

Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from securities of U.S. issuers. This risk may be heightened in emerging or developing markets.

•

Emerging Markets Risk— The risk of foreign investment often increases in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices of issuers in emerging market countries may be volatile and difficult to determine. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many such countries.

•

Small-Cap Risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies are often less liquid than securities of larger companies as a result of there being a smaller market for their securities.

          There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see page 8 of the prospectus for detailed information about the risks described above.

PAST PERFORMANCE

          The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The

TIAA-CREF Life Funds ▪ International Equity Fund ▪ Prospectus	5

bar chart shows the annual total returns of shares of the Fund. Below the bar chart are the best and worst returns for a calendar quarter since inception of the Fund. The performance table following the bar chart shows the Fund’s average annual total returns over the one-year, five-year and since-inception periods (where applicable) ended December 31, 2009, and how those returns compare to those of the Fund’s benchmark index. Effective May 1, 2010, fees charged to the Fund have increased. The Fund’s past performance has not been restated to reflect such fees, and performance would be lower if it had been restated. In addition, returns do not reflect fees and expenses of any variable annuity or variable life insurance contract and would be lower if they did.

          Past performance of the Fund is not necessarily an indication of how it will perform in the future. For current performance information of the Fund, including performance to the most recent month-end, please visit www.tiaa-cref.org.

AVERAGE ANNUAL TOTAL RETURNS (%)

Best quarter: 25.83%, for the quarter ended June 30, 2009. Worst quarter: -23.56%, for the quarter ended December 31, 2008.

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2009

	One Year	Five Years	Since Inception

International Equity Fund (Inception: April 3, 2000)	31.74%	3.27%	–0.02%
MSCI EAFE® Index (reflects no deduction for fees, expenses or taxes)	31.78%	3.54%	1.24%

Current performance of the Fund’s shares may be higher or lower than that shown above.

6	Prospectus ▪ TIAA-CREF Life Funds ▪ International Equity Fund

          After-tax returns have not been shown because they are not relevant since Fund shares currently are held only through insurance company separate accounts.

PORTFOLIO MANAGEMENT

          Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

          Portfolio Managers. The following persons manage the Fund on a day-today basis:

Name:	Shigemi (Amy) Hatta	Chris Semenuk
Title:	Director	Managing Director (Lead Portfolio Manager)
Experience on Fund:	since 2007	since 2000

PURCHASE AND SALE OF FUND SHARES

          Please contact the insurance company that issued your variable product for more information on the purchase and sale of Fund shares.

TAX INFORMATION

          Because the only shareholders of the Fund are the insurance companies offering the variable annuity and life insurance contracts, no discussion is included here about the federal income tax consequences at the shareholder level. The federal income tax consequences for purchases of a variable annuity or life insurance contract are described in the prospectus for such contracts.

PAYMENTS TO INSURANCE COMPANIES AND BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARY COMPENSATION

          The Fund is only available as an underlying investment for variable life insurance and variable annuity contracts. The Fund and its distributor (and their related companies) may make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable contract. Payments to broker-dealers and other financial intermediaries may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend a variable product and the Fund over another investment. Ask your financial adviser or visit the website of the insurance company or the financial intermediary for more information. The disclosure document for your variable contract may contain additional information about these payments.

TIAA-CREF Life Funds ▪ International Equity Fund ▪ Prospectus	7

ADDITIONAL INFORMATION ABOUT THE FUND

ADDITIONAL INFORMATION ON PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

          This Prospectus describes the Fund and its investment objective, principal investment strategies and restrictions and principal investment risks. An investor should consider whether the Fund is an appropriate investment. The investment objective of the Fund and its non-fundamental investment restrictions may be changed by the Board of Trustees of the Trust (the “Board of Trustees”) without shareholder approval. Certain investment restrictions described in the Fund’s Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval.

          As noted in the “Principal Investment Strategies” section of this Prospectus, the Fund has a policy of normally investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in the particular type of securities implied by its name. Shareholders will receive at least 60 days prior notice before changes are made to the 80% policy.

          The Fund may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the Fund may be successful in reducing market losses but may otherwise fail to achieve its investment objective.

          The use of a particular index as the Fund’s benchmark index is not a fundamental policy and can be changed without shareholder approval. The Fund will notify you before such a change is made.

          The Fund is not appropriate for market timing. You should not invest in the Fund if you are a market timer.

          No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program.

          Please see the Glossary toward the end of this Prospectus for certain defined terms used in this Prospectus.

ADDITIONAL INFORMATION ON PRINCIPAL INVESTMENT RISKS OF THE FUND

          The Fund invests to some degree in equity securities. In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. Therefore, the value of the Fund may increase or decrease as a result of its interest in equity securities. More specifically, the Fund, or any of the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•

Market Risk—The risk that the price of equity securities may decline in response to general market and economic conditions or events, including conditions and developments outside of the equity markets such as significant changes in interest and inflation rates and the availability of credit. Accordingly, the value of the equity securities that the Fund holds

8	Prospectus ▪ TIAA-CREF Life Funds ▪ International Equity Fund

may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock’s price. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region. During periods of unusual volatility or turmoil in the equity markets, the Fund may undergo an extended period of decline.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time. In times of market turmoil, perceptions of a company’s credit risk can quickly change and even large, well-established companies may deteriorate rapidly with little or no warning.

•

Active Management Risk—The risk that the performance of a fund that is actively managed, in whole or in part, reflects in part the ability of the portfolio manager(s) to make active, qualitative investment decisions that are suited to achieving the fund’s investment objective. As a result of active management, such fund could underperform other mutual funds with similar investment objectives.

•

Foreign Investment Risk—Foreign investments, which may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from one or more of the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and custodial and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

•

Emerging Markets Risk— The risk of foreign investment often increases in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices of issuers in emerging market countries may be volatile and difficult to determine. In addition, foreign

TIAA-CREF Life Funds ▪ International Equity Fund ▪ Prospectus	9

investors such as the Fund are subject to a variety of special restrictions in many such countries.

•

Small-Cap Risk—Securities of small-sized companies may experience greater fluctuations in price than the securities of larger companies. From time to time, small-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may sometimes be difficult to find buyers for securities of small-sized companies that the Fund wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of small-sized companies are sometimes greater than those of more widely traded securities.

          In addition to the principal investment risks set forth above, there are other risks associated with investing in the Fund and in equity securities that are discussed in the “Summary Information” section above and in the Fund’s SAI, which risks may include some of the risks previously identified for equity securities.

          No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in the Fund.

ADDITIONAL INFORMATION ABOUT THE FUND’S BENCHMARK INDEX

          The benchmark index described below is unmanaged, and you cannot invest directly in the index.

           MSCI EAFE® Index

          The MSCI EAFE ® Index tracks the performance of the leading stocks in 21 MSCI developed countries outside of North America—in Europe, Australasia and the Far East. The MSCI EAFE® Index constructs indices country by country, then assembles the country indices into regional indices. To construct an MSCI country index, the MSCI EAFE® Index analyzes each stock in that country’s market based on its market capitalization, trading volume and significant owners. The stocks are sorted by free float adjusted market capitalization, and the largest stocks (meeting liquidity and trading volume requirements) are selected until approximately 85% of the free float adjusted market representation of each country’s market is reached. When combined as the MSCI EAFE® Index, the regional index captures approximately 85% of the free float adjusted market capitalization of 21 developed countries around the world.

          The MSCI EAFE® Index is primarily a large-capitalization index, with approximately 70% of its stocks falling in this category. MSCI Barra determines

10	Prospectus ▪ TIAA-CREF Life Funds ▪ International Equity Fund

the composition of the index based on a combination of factors including regional/country exposure, price, trading volume and significant owners, and can change its composition at any time.

NON-PRINCIPAL INVESTMENT STRATEGIES

          The Fund may also make certain other investments. For example, the Fund may invest in short-term debt securities of the same type as those held by money market funds and other kinds of short-term instruments for cash management and other purposes. These securities help the Fund maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The Fund also may invest up to 20% of its assets in fixed-income securities.

          The Fund also may buy and sell: (1) put and call options on securities of the types they each may invest in and on securities indices composed of such securities, (2) futures contracts on securities indices composed of securities of the types in which each may invest, and (3) put and call options on such futures contracts. The Fund may use such options and futures contracts for hedging and cash management purposes and to increase total return. Futures contracts permit the Fund to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments.

          Where appropriate futures contracts do not exist, or if Advisors deems advisable for other reasons, the Fund may invest in investment company securities, such as exchange-traded fund (“ETFs”). The Fund may also use ETFs for cash management purposes and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When the Fund invests in ETFs or other investment companies, the Fund bears a proportionate share of expenses charged by the investment company in which it invests. In seeking to manage currency risk, the Fund also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

          The Fund can invest in derivatives and other similar financial instruments, such as equity swaps (including contracts for difference, an arrangement where the return is linked to the price movement of an underlying security, and other arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities, so long as these derivatives and financial instruments are consistent with the Fund’s investment objective and restrictions, policies and current regulations.

          The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund’s benchmark index. These quantitative techniques, when used, may help Advisors control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment

TIAA-CREF Life Funds ▪ International Equity Fund ▪ Prospectus	11

techniques may also be utilized to help the Fund remain fully invested in stocks at all times.

          Please see the Fund’s SAI for more information on these and other investments the Fund may utilize.

PORTFOLIO HOLDINGS

          A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s SAI.

PORTFOLIO TURNOVER

          If the Fund engages in active and frequent trading of portfolio securities, it will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in greater brokerage commission expenses or other transaction costs borne by the Fund and, ultimately, by shareholders. Also, a high portfolio turnover rate for the Fund may cause the Fund to be more likely to generate capital gains that must be distributed to shareholders as taxable income. The Fund is not subject to a specific limitation on portfolio turnover, and securities of the Fund may be sold at any time such sale is deemed advisable for investment or operational reasons. Also, certain trading strategies utilized by the Fund may increase portfolio turnover. The portfolio turnover rate of the Fund is listed above in the “Summary Information” section and the portfolio turnover rate during recent fiscal periods are provided in the Financial Highlights.

MANAGEMENT OF THE FUND

THE FUND’S INVESTMENT ADVISER

          Advisors manages the assets of the Trust, under the supervision of the Board of Trustees. Advisors is an indirect wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1 and the TIAA-CREF Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“Investment Management”), the personnel of Advisors also manage the investment accounts of CREF. As of December 31, 2009 Advisors and Investment Management together had approximately $199 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

          TIAA-CREF entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example, the

12	Prospectus ▪ TIAA-CREF Life Funds ▪ International Equity Fund

investment accounts of CREF, TIAA or its subsidiaries perform services “at cost.” The Fund offered in this Prospectus, however, pays the management fees and other expenses that are described in the table on Fees and Expenses in the Prospectus. The management fees paid by the Fund to Advisors are intended to compensate Advisors for its services to the Fund and are not limited to the reimbursement of Advisors’ costs. Thus, under this arrangement, Advisors can earn a profit or incur a loss on the services which it renders to the Fund.

          During the fiscal year ended December 31, 2009, the aggregate fees paid to Advisors under the prior investment management agreement dated November 30, 1998, as amended (the “Prior Management Agreement”) with respect to the Fund were 0.29%. The Prior Management Agreement provided for a unitary fee structure under which Advisors provided or paid for virtually all services necessary for the Fund’s operations for the fee described above. As of May 1, 2010, the Prior Management Agreement is no longer in effect.

          Advisors now manages the assets of the Fund described in this Prospectus pursuant to a new investment advisory agreement with the Trust dated May 1, 2010 that was approved by shareholders of the Fund on March 23, 2010 (the “Advisory Agreement”). Advisors’ duties under the Advisory Agreement include, among other things, providing the Fund with investment research, advice and supervision, furnishing an investment program for the Fund, determining which securities or other investments to purchase, sell or exchange and providing or obtaining any other necessary services to manage, acquire or dispose of securities, cash or other investments.

          The annual investment advisory fees charged under the Advisory Agreement with respect to the Fund are as follows:

INVESTMENT MANAGEMENT FEES

	Assets Under Management (Billions)	Fee Rate (average daily net assets)

International Equity Fund	All Assets	0.50%

          A discussion regarding the basis for the Board of Trustees’ most recent approval of the Fund’s Prior Management Agreement is available in the Fund’s annual shareholder report for the period ended December 31, 2009. A discussion regarding the basis for the Board of Trustees’ most recent approval of the Advisory Agreement will be available in the Fund’s semi-annual report for the period ending June 30, 2010. For a free copy of the Fund’s shareholder report, please call 800 842-2776, visit the Fund’s website at www.tiaa-cref.org or visit the SEC’s website at www.sec.gov.

PORTFOLIO MANAGEMENT TEAM

          The Fund is managed by the managers listed below, who are responsible for the day-to-day management of the Fund, with expertise in the area(s) applicable to the Fund’s investments. The following is a list of managers primarily responsible for managing the Fund’s investments, along with their relevant experience. The managers may change from time to time.

TIAA-CREF Life Funds ▪ International Equity Fund ▪ Prospectus	13

			Total Experience (since dates specified below)

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team

INTERNATIONAL EQUITY FUND

Shigemi (Amy) Hatta Managing Director	Stock Selection	Advisors, TIAA and its affiliates— 2002 to Present (portfolio management of international large-cap core portfolios), 2002 to 2007 (head of Japan equity research team)	2002	1995	2007

Christopher F. Semenuk Managing Director	Stock Selection- Lead Portfolio Manager	Advisors, TIAA and its affiliates— 1993 to Present (portfolio management of international large-cap core portfolios)	1993	1987	2000

          The Fund’s SAI provides additional disclosure about the compensation structure of the Fund’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of shares of the Fund.

OTHER SERVICES

          Advisors also provides certain administrative services to the Fund pursuant to a new Administrative Services Agreement with the Trust dated May 1, 2010 (the “Administrative Services Agreement”). Under the Administrative Services Agreement, Advisors is obligated to provide certain administrative and operational oversight services to the Fund. These services include, among other things, supervising the performance of the Fund’s custodian, transfer agent and fund administrator, furnishing necessary personnel, office space and equipment for the non-investment-related operations of the Fund and calculating the Fund’s net asset value. The Fund is responsible for paying all of its direct operational expenses, which expenses include, among other things, custodian and transfer agent fees, pricing costs, fund accounting fees, legal fees of fund and trustee counsel, expenses of shareholder meetings and the costs of preparing, printing and mailing registration statements and updated prospectuses. For Advisor’s provision of its administrative and operational oversight services to the Fund, the Fund pays to Advisors at the end of each calendar month the allocated costs of such services as determined under the TIAA-CREF cost allocation methodology then in effect. Prior to May 1, 2010, such services were provided or paid for pursuant to the Fund’s Prior Management Agreement.

DISTRIBUTION AND SERVICE ARRANGEMENTS

          Teachers Personal Investors Services, Inc. (“TPIS”) distributes the Fund’s shares. TPIS does not currently enter into agreements, or otherwise pay, other intermediaries to sell shares of the Fund. However, the Fund and TPIS (and their related companies) may in the future make payments to the sponsoring

14	Prospectus ▪ TIAA-CREF Life Funds ▪ International Equity Fund

insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. In the event that these payments are made, the payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable contract. Payments to broker-dealers and other financial intermediaries may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend a variable product and the Fund over another investment. Ask your financial adviser or visit the website of the insurance company or the financial intermediary for more information. The disclosure document for your variable contract may contain additional information about these payments. Fund shares are distributed or sold only to the variable annuity or variable life insurance contracts that invest in the Fund.

CALCULATING SHARE PRICE

          The Fund determines its net asset value (“NAV”) per share, or share price, on each day the New York Stock Exchange (the “NYSE”) is open for business. The NAV for the Fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time or at such earlier time that regular trading on the NYSE closes prior to 4:00 p.m. Eastern Time). The Fund does not price its shares on days that the NYSE is closed. NAV per share is determined by dividing the value of the Fund’s assets, less all liabilities, by the total number of shares outstanding.

          If the Fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares.

          The Fund generally uses market quotations or values obtained from independent pricing services to value securities and other instruments held by the Fund. However, fixed-income securities held by the Fund with remaining maturities of 60 days or less generally are valued using their amortized cost. If market quotations or values from independent pricing services are not readily available or are not considered reliable, the Fund will use a security’s “fair value,” as determined in good faith using procedures approved by the Board of Trustees. The Fund may also use fair value if events that may have a significant effect on the value of an investment (as determined in Advisors’ sole discretion) occur between the time when its price is determined and the time the Fund’s NAV is calculated. For example, the Fund might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before the Fund’s NAV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the Fund’s NAV. Although the Fund fair values portfolio securities on a security-by-security

TIAA-CREF Life Funds ▪ International Equity Fund ▪ Prospectus	15

basis, funds that hold foreign portfolio securities may see their portfolio securities fair valued more frequently than other funds that do not hold foreign securities.

          Fair value pricing most commonly occurs with securities that are primarily traded outside the United States. Fair value pricing may occur, for instance, when there are significant market movements in the U.S. after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust based on market movements in the U.S. when their markets open the next day. In these cases, the Fund may fair value certain foreign securities when it is believed the last traded price on the foreign market does not reflect the value of that security at 4:00 pm Eastern Time. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price.

          While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of the Fund to the detriment of longer-term shareholders, it may reduce some of the certainty in pricing obtained by using actual market close prices.

          The Fund’s fair value pricing procedures provide, among other things, for the Fund to examine whether to fair value foreign securities when there is a significant movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE. The Fund also examines the prices of individual securities to determine, among other things, whether the price of such securities reflects fair value at the close of the NYSE based on market movements. In addition, the Fund may fair value domestic securities when it is believed the last market quotation is not readily available or such quotation does not represent the fair value of that security.

          Money market instruments with maturities of more than 60 days are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

DIVIDENDS, DISTRIBUTIONS AND TAXES

          The tax status of your investment depends upon your variable insurance contract. For a complete discussion of the tax status of your contract, please refer to the prospectus describing the contract.

          Shares in the Fund may only be held through a variable annuity or other variable insurance contract. Under current tax law, any dividend or capital gains distributions from the Fund will be exempt from current taxation if left to accumulate within your variable contract. Withdrawals from your contract may be taxed as ordinary income. You may also be subject to a 10% penalty tax if a withdrawal is made before age 59½.

16	Prospectus ▪ TIAA-CREF Life Funds ▪ International Equity Fund

          The Fund expects to declare and distribute to its shareholders (i.e., any separate accounts) substantially all of its net investment income and net realized capital gains.

          The Fund will normally distribute dividends and capital gains annually. In addition, the Fund may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year.

          All dividend and capital gains distributions from the Fund will be automatically reinvested by the separate account in additional shares of the Fund.

          The Fund has qualified and intends to continue to qualify for taxation as a “regulated investment company” under Subchapter M of Chapter 1 of the Code so that it will not be subject to federal income tax to the extent its income and net capital gains are distributed to shareholders. In addition, the Fund intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

IMPORTANT TRANSACTION INFORMATION

          Voting Rights. The Trust may hold shareholders’ meetings periodically to elect trustees, change fundamental policies, approve a management agreement or for other purposes. Each share is entitled to one vote for each dollar of net asset value represented by that share (each fractional share is entitled to a fractional vote) on all matters to which shareholders are entitled to vote. You should refer to the SAI, as well as the separate prospectus describing your contract and the separate account, which accompanies this Prospectus, for more information on your voting rights.

          Important Information About Procedures for Opening a New Account. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require the Fund to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. The Fund may also be required to provide additional information about you and your account to government regulators.

          Customer Complaints. Customer complaints may be directed to TIAA-CREF Life Funds, 730 Third Avenue, New York, NY 10017-3206, Mail Stop 730/06/41, Attention: Director, Distribution Operations Services.

          Electronic Prospectuses. If you received this Prospectus electronically and would like a paper copy, please contact the Fund and one will be sent to you.

TIAA-CREF Life Funds ▪ International Equity Fund ▪ Prospectus	17

MARKET TIMING/EXCESSIVE TRADING POLICY—APPLICABLE TO ALL INVESTORS

          There are separate account contract owners who may try to profit from transferring money back and forth among the accounts invested in the Fund and other funds in an effort to “time” the market. As money is shifted in and out of the Fund, the Fund may incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all contract owners, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. Consequently, the Fund is not appropriate for such market timing and you should not invest in the Fund if you want to engage in market timing activity.

          The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if, within a 60-calendar day period, a contract owner redeems or exchanges any monies out of an investment account that holds shares of the Fund, subsequently purchases or exchanges any monies back into that same investment account holding shares of the Fund and then redeems or exchanges any monies out of that same investment account holding shares of the Fund, the contract owner will not be permitted to make electronic transfers (i.e., transfers over the Internet, by telephone or fax) back into that same investment account holding shares of the Fund through a purchase or exchange for 90 calendar days.

          These market timing policies and procedures will not be applied to certain types of transactions like reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic rebalancings, death and hardship withdrawals, certain transactions made within a separate account, retirement plan or employee benefit plan, such as contributions, mandatory distributions, loans and separate account or plan sponsor-initiated transactions, and other types of transactions specified by the Fund’s management. In addition, the market timing policies and procedures will not apply to certain tuition (529) programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Fund’s management. The Fund’s management may also waive the market timing policies and procedures when it is believed that such waiver is in the Fund’s best interests, including but not limited to when it is determined that enforcement of these policies and procedures is not necessary to protect the Fund from the effects of short-term trading.

          The Fund also reserves the right to reject any purchase or exchange request, including when it is believed that a request would be disruptive to the Fund’s efficient portfolio management. The Fund also may suspend or terminate your ability to transact by telephone, fax or Internet for any reason, including the prevention of market timing. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or

18	Prospectus ▪ TIAA-CREF Life Funds ▪ International Equity Fund

amount of the investment or because of a history of excessive trading by the contract owner. Because the Fund has discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.

          The Fund’s portfolio securities are fair valued, as necessary (most frequently with respect to international holdings), to help ensure that a portfolio security’s true value is reflected in the Fund’s NAV, thereby minimizing any potential stale price arbitrage.

          The Fund seeks to apply its specifically defined market timing policies and procedures uniformly to all contract owners, and not to make exceptions with respect to these policies and procedures (beyond the exemptions noted above). The Fund makes reasonable efforts to apply these policies and procedures to contract owners who own shares through separate accounts or other intermediaries. These efforts may include requesting transaction data from separate accounts or other intermediaries from time to time to verify whether the Fund’s policies are being followed and/or to instruct separate accounts or other intermediaries to take action against contract owners who have violated the Fund’s market timing policies. At times, the Fund may agree to defer to an insurance company’s or other intermediary’s market timing policy if the Fund’s management believes that the insurance company’s or other intermediary’s policy provides comparable protection of Fund contract owners’ interests. The Fund has the right to modify its market timing policies and procedures at any time without advance notice.

          The Fund is not appropriate for market timing. Separate accounts that want to facilitate the market timing activities of their contract owners should not invest in the Fund.

          Contract owners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite efforts to discourage market timing, there is no guarantee that the Fund or its agents will be able to identify such contract owners or curtail their trading practices.

          Please note that you may be subject to additional market timing or excessive trading policies implemented by the separate account through which you hold Fund shares. Please contact your separate account for more details.

          If you invest in the Fund through an intermediary, including through a retirement or employee benefit plan, you may be subject to additional market timing or excessive trading policies implemented by the intermediary or plan. Please contact your intermediary or plan sponsor for more details.

NOTE ON SEC EXEMPTION

          The SEC granted the Fund an exemption from certain provisions of the Investment Company Act of 1940. The exemption permits shares of the Fund (as well as shares of the other series or portfolios of the Trust) to be offered as an investment option for both variable annuity contracts and variable life insurance policies issued by TIAA-CREF Life, or by insurance companies affiliated or

TIAA-CREF Life Funds ▪ International Equity Fund ▪ Prospectus	19

unaffiliated with TIAA-CREF Life, and to qualified plans. Due to differences in tax treatment or other considerations, the interests of various contractowners participating in the Fund and the interests of qualified plans or general accounts investing in the Fund could potentially conflict. The Board of Trustees is required to monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action, if any, should be taken in response to any such conflict, and the Board has the right to require an insurance company to remove its assets from the Fund to resolve a material irreconcilable conflict.

OFFERING, PURCHASING AND REDEEMING SHARES

          Shares of the Fund are not sold directly to you, but rather are sold in a continuous offering to insurance company separate accounts to fund variable annuity or other insurance contracts.

          Your premiums under the contracts are placed in the appropriate investment account of the separate account, and the assets of the investment account are then invested in the shares of the Fund. The separate account purchases and redeems shares of the Fund at NAV without sales or redemption charges.

          For each day on which the Fund’s NAV is calculated, the separate account transmits to the Fund any orders to purchase or redeem shares of the Fund based on the purchase payments, redemption requests, death benefits, contract charges and transfer requests from contractowners and beneficiaries that have been processed on that day. The separate account purchases and redeems shares of the Fund at the Fund’s NAV per share calculated as of that same day.

GLOSSARY

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration.

Equity Securities: Primarily, common stock, preferred stock and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income or Fixed-Income Securities: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that generally pay fixed or variable rates of interest; debt obligations issued at a discount from face

20	Prospectus ▪ TIAA-CREF Life Funds ▪ International Equity Fund

value (i.e., that have an imputed rate of interest); non-interest bearing debt securities (i.e., zero coupon bonds) and other non-equity securities that pay dividends.

Foreign Investments: Foreign investments may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States, (3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally recognized statistical rating organization (“NRSRO”) or unrated securities that Advisors determines are of comparable quality.

U. S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

TIAA-CREF Life Funds ▪ International Equity Fund ▪ Prospectus	21

FINANCIAL HIGHLIGHTS

          The Financial Highlights table is intended to help you understand the financial performance of the Fund for the past five years (or, if the Fund has not been in operation for five years, since commencement of operations of the Fund). Certain information reflects financial results for a single share of the Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

          PricewaterhouseCoopers LLP serves as the Fund’s independent registered public accounting firm and has audited the financial statements of the Fund for each of the periods presented in the five-year period ended December 31, 2009. Their report appears in the Trust’s Annual Report, which is available without charge upon request.

22	Prospectus ▪ TIAA-CREF Life Funds ▪ International Equity Fund

FINANCIAL HIGHLIGHTS

INTERNATIONAL EQUITY FUND ■ FOR THE PERIOD OR YEAR ENDED

	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of year	$11.43	$24.02	$25.01	$19.54	$17.25

Gain (loss) from investment operations:
Net investment income (a)	0.22	0.51	0.42	0.35	0.31
Net realized and unrealized gain (loss) on total investments	3.40	(12.53)	4.26	5.50	2.28

Total gain (loss) from investment operations	3.62	(12.02)	4.68	5.85	2.59

Less distributions from:
Net investment income	(0.47)	(0.01)	(0.53)	(0.38)	(0.30)
Net realized gains	—	(0.56)	(5.14)	—	—

Total distributions	(0.47)	(0.57)	(5.67)	(0.38)	(0.30)

Net asset value, end of year	$14.58	$11.43	$24.02	$25.01	$19.54

TOTAL RETURN	31.74%	(50.00%)	19.34%	29.95%	15.01%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$94,015	$68,240	$160,045	$111,142	$72,597
Ratio of expenses to average net assets	0.30%	0.32%	0.33%	0.29%	0.31%
Ratio of net investment income to average net assets	1.78%	2.79%	1.51%	1.59%	1.75%
Portfolio turnover rate	116%	185%	190%	146%	153%

(a) Based on average shares outstanding.

TIAA-CREF Life Funds ▪ International Equity Fund ▪ Prospectus	23

FOR MORE INFORMATION ABOUT TIAA-CREF LIFE FUNDS

The following documents contain more information about the Funds and are available free upon request:

Statement of Additional Information (“SAI”). The Fund’s SAI contains more information about certain aspects of the Fund. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the Fund’s SAI is legally a part of the Prospectus.

Annual and Semiannual Reports. The Fund’s annual and semiannual reports provide additional information about the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the preceding fiscal year. The audited financial statements in the Fund’s annual shareholder report dated December 31, 2009 are also incorporated into this Prospectus by reference.

Requesting documents. You can request a copy of the Fund’s SAI or these reports without charge, or contact the Fund for any other purpose, in any of the following ways:

By telephone:
Call 877 825-0411

In writing:
TIAA-CREF Life Funds
730 Third Avenue
New York, NY 10017-3206

Over the Internet:
www.tiaa-cref.org

Information about the Trust (including the Fund’s SAI) can be reviewed and copied at the SEC’s public reference room (202 551-8090) in Washington, D.C. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549.

If you have any questions about the TIAA-CREF Life Funds or your variable contract, please call us at 877 825-0411.

1940 Act File No. 811-08961	A12163 (5/10)

PROSPECTUS

MAY 1, 2010

LARGE-CAP VALUE FUND

of the TIAA-CREF Life Funds

This prospectus (“Prospectus”) contains important information about the shares offered by the fund listed above (the “Fund”), one of the ten investment portfolios of the TIAA-CREF Life Funds (the “Trust”). The Fund is available only through the purchase of variable annuity contracts or variable life insurance policies (collectively, “contracts”) issued by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”). Shares of the Fund may be offered in the future in connection with variable insurance products issued by TIAA-CREF Life or by insurance companies affiliated or unaffiliated with TIAA-CREF Life, and to qualified retirement plans. Please read this Prospectus, along with the prospectus describing the contract, before investing and keep both prospectuses for future reference.

The Fund may not be available to you under your variable insurance contract. Check your contract and any endorsements for the availability of the Fund.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION

LARGE-CAP VALUE FUND

of the TIAA-CREF Life Funds

Ticker: TLLVX

INVESTMENT OBJECTIVE

          The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

FEES AND EXPENSES

          The following table describes the fees and expenses that you pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%
Maximum Deferred Sales Charge	0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%
Redemption Fee	0%
Exchange Fee	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)1

Management Fees	0.45%
Other Expenses	0.30%
Total Annual Fund Operating Expenses	0.75%
Waivers and Expense Reimbursements[2]	0.23%
Net Annual Fund Operating Expenses	0.52%

[1]	Expense information has been restated to reflect the Fund’s new advisory and administration agreements effective May 1, 2010.

[2]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”), has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.52% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2011 unless changed with approval of the Board of Trustees.

TIAA-CREF Life Funds ▪ Large-Cap Value Fund ▪ Prospectus	3

          Example

          This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place until April 30, 2011 but that there will be no waiver or expense reimbursement agreement in effect thereafter. The example does not reflect the fees and expenses of any variable annuity contract or variable life insurance policy and the costs in the example would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$53
3 Years	$217
5 Years	$394
10 Years	$909

PORTFOLIO TURNOVER

          The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 149% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

          Under normal circumstances, the Fund invests at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in large-cap equity securities. The Fund invests primarily in equity securities of large domestic companies, as defined by the Fund’s benchmark index (the Russell 1000® Value Index), that Advisors believes appear undervalued by the market based on an evaluation of their potential worth. For purposes of the Fund’s 80% investment policy, “large-cap” securities are securities of issuers with a capitalization equal to or greater than the top 80% of issuers by capitalization within the Russell 1000® Index at the time of purchase.

          Advisors uses a variety of comparative valuation criteria to determine whether shares of a particular company might be undervalued, including analyses of historical valuations of the same security; valuations of comparable securities in the same sector or the overall market; various financial ratios such as stock price-to-book value, stock price-to-earnings, and dividend yield; and free cash flow generated by the company.

4	Prospectus ▪ TIAA-CREF Life Funds ▪ Large-Cap Value Fund

          The Fund may invest up to 20% of its assets in foreign investments.

PRINCIPAL INVESTMENT RISKS

          You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•	Market Risk—The risk that market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the security over short or extended periods of time.

•

Large-Cap Risk—The risk that large-capitalization companies are more mature and may grow more slowly than the economy as a whole and tend to go in and out of favor based on market and economic conditions.

•

Style Risk—The risk that use of a particular investing style (such as value investing) may fall out of favor in the marketplace for various periods of time and result in underperformance relative to the broader market sector or significant declines in the value of the Fund’s portfolio securities.

•

Active Management Risk—The risk that poor securities selection by the Fund’s investment adviser could cause the Fund to underperform its benchmark index or mutual funds with similar investment objectives.

•

Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from securities of U.S. issuers. This risk may be heightened in emerging or developing markets.

          There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see page 8 of the prospectus for detailed information about the risks described above.

PAST PERFORMANCE

          The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of shares of the Fund. Below the bar chart are the best and worst returns for a calendar quarter since inception of the Fund. The performance table following the bar chart shows the Fund’s average annual total returns over the one-year, five-year and since-inception periods (where applicable) ended December 31, 2009, and how those returns compare to those of the Fund’s benchmark index. Effective May 1, 2010, fees charged to the Fund have increased. The Fund’s past performance has not been restated to reflect such fees, and performance would be lower if it had been

TIAA-CREF Life Funds ▪ Large-Cap Value Fund ▪ Prospectus	5

restated. In addition, returns do not reflect fees and expenses of any variable annuity or variable life insurance contract and would be lower if they did.

          Past performance of the Fund is not necessarily an indication of how it will perform in the future. For current performance information of the Fund, including performance to the most recent month-end, please visit www.tiaa-cref.org.

AVERAGE ANNUAL TOTAL RETURNS (%)

Best quarter: 22.33%, for the quarter ended June 30, 2009. Worst quarter: -23.29%, for the quarter ended December 31, 2008.

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2009

	One Year	Five Years	Since Inception

Large-Cap Value Fund (Inception: October 28, 2002)	31.45%	0.06%	7.18%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	19.69%	–0.25%	5.96%

Current performance of the Fund’s shares may be higher or lower than that shown above.

          After-tax returns have not been shown because they are not relevant since Fund shares currently are held only through insurance company separate accounts.

PORTFOLIO MANAGEMENT

          Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

          Portfolio Managers. The following persons jointly manage the Fund on a day-to-day basis:

6	Prospectus ▪ TIAA-CREF Life Funds ▪ Large-Cap Value Fund

Name:	Richard Cutler	Anthansios (Tom) Kolefas, CFA
Title:	Managing Director (Lead Portfolio Manager)	Managing Director
Experience on Fund:	since 2002	since 2004

PURCHASE AND SALE OF FUND SHARES

          Please contact the insurance company that issued your variable product for more information on the purchase and sale of Fund shares.

TAX INFORMATION

          Because the only shareholders of the Fund are the insurance companies offering the variable annuity and life insurance contracts, no discussion is included here about the federal income tax consequences at the shareholder level. The federal income tax consequences for purchases of a variable annuity or life insurance contract are described in the prospectus for such contracts.

PAYMENTS TO INSURANCE COMPANIES AND BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARY COMPENSATION

          The Fund is only available as an underlying investment for variable life insurance and variable annuity contracts. The Fund and its distributor (and their related companies) may make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable contract. Payments to broker-dealers and other financial intermediaries may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend a variable product and the Fund over another investment. Ask your financial adviser or visit the website of the insurance company or the financial intermediary for more information. The disclosure document for your variable contract may contain additional information about these payments.

ADDITIONAL INFORMATION ABOUT THE FUND

ADDITIONAL INFORMATION ON PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

          This Prospectus describes the Fund and its investment objective, principal investment strategies and restrictions and principal investment risks. An investor should consider whether the Fund is an appropriate investment. The investment objective of the Fund and its non-fundamental investment restrictions may be changed by the Board of Trustees of the Trust (the “Board of Trustees”) without shareholder approval. Certain investment restrictions described in the Fund’s Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval.

TIAA-CREF Life Funds ▪ Large-Cap Value Fund ▪ Prospectus	7

          As noted in the “Principal Investment Strategies” section of this Prospectus, the Fund has a policy of normally investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in the particular type of securities implied by its name. Shareholders will receive at least 60 days prior notice before changes are made to the 80% policy.

          The Fund may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the Fund may be successful in reducing market losses but may otherwise fail to achieve its investment objective.

          The use of a particular index as the Fund’s benchmark index is not a fundamental policy and can be changed without shareholder approval. The Fund will notify you before such a change is made.

          The Fund is not appropriate for market timing. You should not invest in the Fund if you are a market timer.

          No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program.

          Please see the Glossary toward the end of this Prospectus for certain defined terms used in this Prospectus.

ADDITIONAL INFORMATION ON PRINCIPAL INVESTMENT RISKS OF THE FUND

          The Fund invests to some degree in equity securities. In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. Therefore, the value of the Fund may increase or decrease as a result of its interest in equity securities. More specifically, the Fund, or any of the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•

Market Risk—The risk that the price of equity securities may decline in response to general market and economic conditions or events, including conditions and developments outside of the equity markets such as significant changes in interest and inflation rates and the availability of credit. Accordingly, the value of the equity securities that the Fund holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock’s price. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region. During periods of unusual volatility or turmoil in the equity markets, the Fund may undergo an extended period of decline.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time. In times of market turmoil, perceptions of a company’s credit risk can quickly

8	Prospectus ▪ TIAA-CREF Life Funds ▪ Large-Cap Value Fund

change and even large, well-established companies may deteriorate rapidly with little or no warning.

•

Large-Cap Risk—The risk that, by focusing on securities of larger companies, the Fund may have fewer opportunities to identify securities that the market misprices and that these companies may grow more slowly than the economy as a whole or not at all. Also, larger companies may fall out of favor with the investing public for market, political and economic conditions, including for reasons unrelated to their businesses or economic fundamentals.

•

Style Risk—A Fund that uses either a growth investing or a value investing style entail the risk that equity securities representing either style may be out of favor in the marketplace for various periods of time, and result in underperformance relative to the broader market sector or significant declines in the Fund’s portfolio value.

•

Risk of Value Investing— Securities believed to be undervalued are subject to the risks that: (1) the issuer’s potential business prospects are not realized; (2) their potential values are never recognized by the market; and (3) due to unanticipated or unforeseen problems associated with the issuer or industry, they were appropriately priced (or over-priced) when acquired and therefore do not perform as anticipated.

•

Active Management Risk—The risk that the performance of a fund that is actively managed, in whole or in part, reflects in part the ability of the portfolio manager(s) to make active, qualitative investment decisions that are suited to achieving the fund’s investment objective. As a result of active management, such fund could underperform other mutual funds with similar investment objectives.

•

Foreign Investment Risk—Foreign investments, which may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from one or more of the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and custodial and transaction costs are often higher for

TIAA-CREF Life Funds ▪ Large-Cap Value Fund ▪ Prospectus	9

foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

          The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices of issuers in emerging market countries may be volatile and difficult to determine. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many such countries.

          In addition to the principal investment risks set forth above, there are other risks associated with investing in the Fund and in equity securities that are discussed in the “Summary Information” section above and in the Fund’s SAI, which risks may include some of the risks previously identified for equity securities.

          No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in the Fund.

ADDITIONAL INFORMATION ABOUT THE FUND’S BENCHMARK INDEX

          The benchmark index described below is unmanaged, and you cannot invest directly in the index.

          Russell 1000® Value Index

          The Russell 1000® Value Index is a subset of the Russell 1000® Index which represents the top 1,000 U.S. equity securities in market capitalization (according to the Russell Investment Group). The Russell 1000® Value Index contains higher weightings of roughly one-third of the Russell 1000 securities with lower relative growth rates and price/book values and lower weightings of the roughly middle third of companies. The Russell 1000® Value Index has higher weightings in those sectors of the market with typically lower relative valuations and growth rates, including sectors such as financial services and energy. As of December 31, 2009, the market capitalization of companies in the Russell 1000® Value Index ranged from $261 million to $332.7 billion, with a mean market capitalization of $68.3 billion and a median market capitalization of $3.9 billion.

NON-PRINCIPAL INVESTMENT STRATEGIES

          The Fund may also make certain other investments. For example, the Fund may invest in short-term debt securities of the same type as those held by money market funds and other kinds of short-term instruments for cash management and other purposes. These securities help the Fund maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The Fund also may invest up to 20% of its assets in fixed-income securities.

10	Prospectus ▪ TIAA-CREF Life Funds ▪ Large-Cap Value Fund

          The Fund also may buy and sell: (1) put and call options on securities of the types they each may invest in and on securities indices composed of such securities, (2) futures contracts on securities indices composed of securities of the types in which each may invest, and (3) put and call options on such futures contracts. The Fund may use such options and futures contracts for hedging and cash management purposes and to increase total return. Futures contracts permit the Fund to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments.

          Where appropriate futures contracts do not exist, or if Advisors deems advisable for other reasons, the Fund may invest in investment company securities, such as exchange-traded fund (“ETFs”). The Fund may also use ETFs for cash management purposes and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When the Fund invests in ETFs or other investment companies, the Fund bears a proportionate share of expenses charged by the investment company in which it invests. In seeking to manage currency risk, the Fund also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

          The Fund can invest in derivatives and other similar financial instruments, such as equity swaps (including contracts for difference, an arrangement where the return is linked to the price movement of an underlying security, and other arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities, so long as these derivatives and financial instruments are consistent with the Fund’s investment objective and restrictions, policies and current regulations.

          The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund’s benchmark index. These quantitative techniques, when used, may help Advisors control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested in stocks at all times.

          Please see the Fund’s SAI for more information on these and other investments the Fund may utilize.

PORTFOLIO HOLDINGS

          A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s SAI.

PORTFOLIO TURNOVER

          If the Fund engages in active and frequent trading of portfolio securities, it will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in greater brokerage commission expenses or

TIAA-CREF Life Funds ▪ Large-Cap Value Fund ▪ Prospectus	11

other transaction costs borne by the Fund and, ultimately, by shareholders. Also, a high portfolio turnover rate for the Fund may cause the Fund to be more likely to generate capital gains that must be distributed to shareholders as taxable income. The Fund is not subject to a specific limitation on portfolio turnover, and securities of the Fund may be sold at any time such sale is deemed advisable for investment or operational reasons. Also, certain trading strategies utilized by the Fund may increase portfolio turnover. The portfolio turnover rate of the Fund is listed above in the “Summary Information” section and the portfolio turnover rate during recent fiscal periods are provided in the Financial Highlights.

MANAGEMENT OF THE FUND

THE FUND’S INVESTMENT ADVISER

          Advisors manages the assets of the Trust, under the supervision of the Board of Trustees. Advisors is an indirect wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1 and the TIAA-CREF Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“Investment Management”), the personnel of Advisors also manage the investment accounts of CREF. As of December 31, 2009 Advisors and Investment Management together had approximately $199 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

          TIAA-CREF entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example, the investment accounts of CREF, TIAA or its subsidiaries perform services “at cost.” The Fund offered in this Prospectus, however, pays the management fees and other expenses that are described in the table on Fees and Expenses in the Prospectus. The management fees paid by the Fund to Advisors are intended to compensate Advisors for its services to the Fund and are not limited to the reimbursement of Advisors’ costs. Thus, under this arrangement, Advisors can earn a profit or incur a loss on the services which it renders to the Fund.

          During the fiscal year ended December 31, 2009, the aggregate fees paid to Advisors under the prior investment management agreement dated November 30, 1998, as amended (the “Prior Management Agreement”) with respect to the Fund were 0.24%. The Prior Management Agreement provided for a unitary fee structure under which Advisors provided or paid for virtually all services necessary for the Fund’s operations for the fee described above. As of May 1, 2010, the Prior Management Agreement is no longer in effect.

12	Prospectus ▪ TIAA-CREF Life Funds ▪ Large-Cap Value Fund

          Advisors now manages the assets of the Fund described in this Prospectus pursuant to a new investment advisory agreement with the Trust dated May 1, 2010 that was approved by shareholders of the Fund on March 23, 2010 (the “Advisory Agreement”). Advisors’ duties under the Advisory Agreement include, among other things, providing the Fund with investment research, advice and supervision, furnishing an investment program for the Fund, determining which securities or other investments to purchase, sell or exchange and providing or obtaining any other necessary services to manage, acquire or dispose of securities, cash or other investments.

          The annual investment advisory fees charged under the Advisory Agreement with respect to the Fund are as follows:

INVESTMENT MANAGEMENT FEES

	Assets Under Management	Fee Rate
	(Billions)	(average daily net assets)

Large-Cap Value Fund	All Assets	0.45%

          A discussion regarding the basis for the Board of Trustees’ most recent approval of the Fund’s Prior Management Agreement is available in the Fund’s annual shareholder report for the period ended December 31, 2009. A discussion regarding the basis for the Board of Trustees’ most recent approval of the Advisory Agreement will be available in the Fund’s semi-annual report for the period ending June 30, 2010. For a free copy of the Fund’s shareholder report, please call 800 842-2776, visit the Fund’s website at www.tiaa-cref.org or visit the SEC’s website at www.sec.gov.

PORTFOLIO MANAGEMENT TEAM

          The Fund is managed by a team of managers, whose members are jointly responsible for the day-to-day management of the Fund, with expertise in the area(s) applicable to the Fund’s investments. The following is a list of members of the management team primarily responsible for managing the Fund’s investments, along with their relevant experience. The members of the team may change from time to time.

	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)

Name & Title			At TIAA	Total	On Team

LARGE-CAP VALUE FUND

Richard Cutler Managing Director	Stock Selection-Lead Portfolio Manager	Advisors, TIAA and its affiliates – 1997 to Present (portfolio management of domestic large-cap value portfolios),	1997	1991	2002

TIAA-CREF Life Funds ▪ Large-Cap Value Fund ▪ Prospectus	13

			Total Experience (since dates specified below)

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team

Anthanasios (Tom) Kolefas, CFA Managing Director	Stock Selection	Advisors, TIAA and its affiliates— 2004 to Present (portfolio management of domestic mid-cap value portfolios), Jennison Associates—2000 to 2004 (portfolio management of domestic large-cap value portfolios)	2004	1987	2004

          The Fund’s SAI provides additional disclosure about the compensation structure of the Fund’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of shares of the Fund.

OTHER SERVICES

          Advisors also provides certain administrative services to the Fund pursuant to a new Administrative Services Agreement with the Trust dated May 1, 2010 (the “Administrative Services Agreement”). Under the Administrative Services Agreement, Advisors is obligated to provide certain administrative and operational oversight services to the Fund. These services include, among other things, supervising the performance of the Fund’s custodian, transfer agent and fund administrator, furnishing necessary personnel, office space and equipment for the non-investment-related operations of the Fund and calculating the Fund’s net asset value. The Fund is responsible for paying all of its direct operational expenses, which expenses include, among other things, custodian and transfer agent fees, pricing costs, fund accounting fees, legal fees of fund and trustee counsel, expenses of shareholder meetings and the costs of preparing, printing and mailing registration statements and updated prospectuses. For Advisor’s provision of its administrative and operational oversight services to the Fund, the Fund pays to Advisors at the end of each calendar month the allocated costs of such services as determined under the TIAA-CREF cost allocation methodology then in effect. Prior to May 1, 2010, such services were provided or paid for pursuant to the Fund’s Prior Management Agreement.

DISTRIBUTION AND SERVICE ARRANGEMENTS

          Teachers Personal Investors Services, Inc. (“TPIS”) distributes the Fund’s shares. TPIS does not currently enter into agreements, or otherwise pay, other intermediaries to sell shares of the Fund. However, the Fund and TPIS (and their related companies) may in the future make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. In the event that these payments are made, the payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the

14	Prospectus ▪ TIAA-CREF Life Funds ▪ Large-Cap Value Fund

variable contract. Payments to broker-dealers and other financial intermediaries may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend a variable product and the Fund over another investment. Ask your financial adviser or visit the website of the insurance company or the financial intermediary for more information. The disclosure document for your variable contract may contain additional information about these payments. Fund shares are distributed or sold only to the variable annuity or variable life insurance contracts that invest in the Fund.

CALCULATING SHARE PRICE

          The Fund determines its net asset value (“NAV”) per share, or share price, on each day the New York Stock Exchange (the “NYSE”) is open for business. The NAV for the Fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time or at such earlier time that regular trading on the NYSE closes prior to 4:00 p.m. Eastern Time). The Fund does not price its shares on days that the NYSE is closed. NAV per share is determined by dividing the value of the Fund’s assets, less all liabilities, by the total number of shares outstanding.

          If the Fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares.

          The Fund generally uses market quotations or values obtained from independent pricing services to value securities and other instruments held by the Fund. However, fixed-income securities held by the Fund with remaining maturities of 60 days or less generally are valued using their amortized cost. If market quotations or values from independent pricing services are not readily available or are not considered reliable, the Fund will use a security’s “fair value,” as determined in good faith using procedures approved by the Board of Trustees. The Fund may also use fair value if events that may have a significant effect on the value of an investment (as determined in Advisors’ sole discretion) occur between the time when its price is determined and the time the Fund’s NAV is calculated. For example, the Fund might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before the Fund’s NAV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the Fund’s NAV. Although the Fund fair values portfolio securities on a security-by-security basis, funds that hold foreign portfolio securities may see their portfolio securities fair valued more frequently than other funds that do not hold foreign securities.

TIAA-CREF Life Funds ▪ Large-Cap Value Fund ▪ Prospectus	15

          Fair value pricing most commonly occurs with securities that are primarily traded outside the United States. Fair value pricing may occur, for instance, when there are significant market movements in the U.S. after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust based on market movements in the U.S. when their markets open the next day. In these cases, the Fund may fair value certain foreign securities when it is believed the last traded price on the foreign market does not reflect the value of that security at 4:00 pm Eastern Time. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price.

          While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of the Fund to the detriment of longer-term shareholders, it may reduce some of the certainty in pricing obtained by using actual market close prices.

          The Fund’s fair value pricing procedures provide, among other things, for the Fund to examine whether to fair value foreign securities when there is a significant movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE. The Fund also examines the prices of individual securities to determine, among other things, whether the price of such securities reflects fair value at the close of the NYSE based on market movements. In addition, the Fund may fair value domestic securities when it is believed the last market quotation is not readily available or such quotation does not represent the fair value of that security.

          Money market instruments with maturities of more than 60 days are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

DIVIDENDS, DISTRIBUTIONS AND TAXES

          The tax status of your investment depends upon your variable insurance contract. For a complete discussion of the tax status of your contract, please refer to the prospectus describing the contract.

          Shares in the Fund may only be held through a variable annuity or other variable insurance contract. Under current tax law, any dividend or capital gains distributions from the Fund will be exempt from current taxation if left to accumulate within your variable contract. Withdrawals from your contract may be taxed as ordinary income. You may also be subject to a 10% penalty tax if a withdrawal is made before age 59½.

          The Fund expects to declare and distribute to its shareholders (i.e., any separate accounts) substantially all of its net investment income and net realized capital gains.

          The Fund will normally distribute dividends and capital gains annually.

16	Prospectus ▪ TIAA-CREF Life Funds ▪ Large-Cap Value Fund

          In addition, the Fund may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year.

          All dividend and capital gains distributions from the Fund will be automatically reinvested by the separate account in additional shares of the Fund.

          The Fund has qualified and intends to continue to qualify for taxation as a “regulated investment company” under Subchapter M of Chapter 1 of the Code so that it will not be subject to federal income tax to the extent its income and net capital gains are distributed to shareholders. In addition, the Fund intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

IMPORTANT TRANSACTION INFORMATION

          Voting Rights. The Trust may hold shareholders’ meetings periodically to elect trustees, change fundamental policies, approve a management agreement or for other purposes. Each share is entitled to one vote for each dollar of net asset value represented by that share (each fractional share is entitled to a fractional vote) on all matters to which shareholders are entitled to vote. You should refer to the SAI, as well as the separate prospectus describing your contract and the separate account, which accompanies this Prospectus, for more information on your voting rights.

          Important Information About Procedures for Opening a New Account. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require the Fund to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. The Fund may also be required to provide additional information about you and your account to government regulators.

          Customer Complaints. Customer complaints may be directed to TIAA-CREF Life Funds, 730 Third Avenue, New York, NY 10017-3206, Mail Stop 730/06/41, Attention: Director, Distribution Operations Services.

          Electronic Prospectuses. If you received this Prospectus electronically and would like a paper copy, please contact the Fund and one will be sent to you.

MARKET TIMING/EXCESSIVE TRADING POLICY— APPLICABLE TO ALL INVESTORS

          There are separate account contract owners who may try to profit from transferring money back and forth among the accounts invested in the Fund and other funds in an effort to “time” the market. As money is shifted in and out of the Fund, the Fund may incur transaction costs, including, among other things,

TIAA-CREF Life Funds ▪ Large-Cap Value Fund ▪ Prospectus	17

expenses for buying and selling securities. These costs are borne by all contract owners, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. Consequently, the Fund is not appropriate for such market timing and you should not invest in the Fund if you want to engage in market timing activity.

          The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if, within a 60-calendar day period, a contract owner redeems or exchanges any monies out of an investment account that holds shares of the Fund, subsequently purchases or exchanges any monies back into that same investment account holding shares of the Fund and then redeems or exchanges any monies out of that same investment account holding shares of the Fund, the contract owner will not be permitted to make electronic transfers (i.e., transfers over the Internet, by telephone or fax) back into that same investment account holding shares of the Fund through a purchase or exchange for 90 calendar days.

          These market timing policies and procedures will not be applied to certain types of transactions like reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic rebalancings, death and hardship withdrawals, certain transactions made within a separate account, retirement plan or employee benefit plan, such as contributions, mandatory distributions, loans and separate account or plan sponsor-initiated transactions, and other types of transactions specified by the Fund’s management. In addition, the market timing policies and procedures will not apply to certain tuition (529) programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Fund’s management. The Fund’s management may also waive the market timing policies and procedures when it is believed that such waiver is in the Fund’s best interests, including but not limited to when it is determined that enforcement of these policies and procedures is not necessary to protect the Fund from the effects of short-term trading.

          The Fund also reserves the right to reject any purchase or exchange request, including when it is believed that a request would be disruptive to the Fund’s efficient portfolio management. The Fund also may suspend or terminate your ability to transact by telephone, fax or Internet for any reason, including the prevention of market timing. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or amount of the investment or because of a history of excessive trading by the contract owner. Because the Fund has discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.

          The Fund’s portfolio securities are fair valued, as necessary (most frequently with respect to international holdings), to help ensure that a portfolio security’s

18	Prospectus ▪ TIAA-CREF Life Funds ▪ Large-Cap Value Fund

true value is reflected in the Fund’s NAV, thereby minimizing any potential stale price arbitrage.

          The Fund seeks to apply its specifically defined market timing policies and procedures uniformly to all contract owners, and not to make exceptions with respect to these policies and procedures (beyond the exemptions noted above). The Fund makes reasonable efforts to apply these policies and procedures to contract owners who own shares through separate accounts or other intermediaries. These efforts may include requesting transaction data from separate accounts or other intermediaries from time to time to verify whether the Fund’s policies are being followed and/or to instruct separate accounts or other intermediaries to take action against contract owners who have violated the Fund’s market timing policies. At times, the Fund may agree to defer to an insurance company’s or other intermediary’s market timing policy if the Fund’s management believes that the insurance company’s or other intermediary’s policy provides comparable protection of Fund contract owners’ interests. The Fund has the right to modify its market timing policies and procedures at any time without advance notice.

          The Fund is not appropriate for market timing. Separate accounts that want to facilitate the market timing activities of their contract owners should not invest in the Fund.

          Contract owners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite efforts to discourage market timing, there is no guarantee that the Fund or its agents will be able to identify such contract owners or curtail their trading practices.

          Please note that you may be subject to additional market timing or excessive trading policies implemented by the separate account through which you hold Fund shares. Please contact your separate account for more details.

          If you invest in the Fund through an intermediary, including through a retirement or employee benefit plan, you may be subject to additional market timing or excessive trading policies implemented by the intermediary or plan. Please contact your intermediary or plan sponsor for more details.

NOTE ON SEC EXEMPTION

          The SEC granted the Fund an exemption from certain provisions of the Investment Company Act of 1940. The exemption permits shares of the Fund (as well as shares of the other series or portfolios of the Trust) to be offered as an investment option for both variable annuity contracts and variable life insurance policies issued by TIAA-CREF Life, or by insurance companies affiliated or unaffiliated with TIAA-CREF Life, and to qualified plans. Due to differences in tax treatment or other considerations, the interests of various contractowners participating in the Fund and the interests of qualified plans or general accounts investing in the Fund could potentially conflict. The Board of Trustees is required to monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action, if any, should be taken in

TIAA-CREF Life Funds ▪ Large-Cap Value Fund ▪ Prospectus	19

response to any such conflict, and the Board has the right to require an insurance company to remove its assets from the Fund to resolve a material irreconcilable conflict.

OFFERING, PURCHASING AND REDEEMING SHARES

          Shares of the Fund are not sold directly to you, but rather are sold in a continuous offering to insurance company separate accounts to fund variable annuity or other insurance contracts.
          Your premiums under the contracts are placed in the appropriate investment account of the separate account, and the assets of the investment account are then invested in the shares of the Fund. The separate account purchases and redeems shares of the Fund at NAV without sales or redemption charges.

          For each day on which the Fund’s NAV is calculated, the separate account transmits to the Fund any orders to purchase or redeem shares of the Fund based on the purchase payments, redemption requests, death benefits, contract charges and transfer requests from contractowners and beneficiaries that have been processed on that day. The separate account purchases and redeems shares of the Fund at the Fund’s NAV per share calculated as of that same day.

ADDITIONAL INFORMATION ABOUT INDEX PROVIDERS

          The Russell 1000® Value Index is a trademark/service mark of the Russell Investment Group. The Russell Investment Group is the owner of the copyrights relating to the Russell Indexes and is the source and owner of the data contained or reflected in the performance values relating to the Russell Indexes. The Fund is not promoted by, nor in any way affiliated with, the Russell Investment Group. The Russell Investment Group is not responsible for and has not reviewed the Fund nor any associated literature or publications and the Russell Investment Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

GLOSSARY

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration.

Equity Securities: Primarily, common stock, preferred stock and securities convertible or exchangeable into common stock, including convertible debt

20	Prospectus ▪ TIAA-CREF Life Funds ▪ Large-Cap Value Fund

securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income or Fixed-Income Securities: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that generally pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); non-interest bearing debt securities (i.e., zero coupon bonds) and other non-equity securities that pay dividends.

Foreign Investments: Foreign investments may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States, (3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally recognized statistical rating organization (“NRSRO”) or unrated securities that Advisors determines are of comparable quality.

U. S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

TIAA-CREF Life Funds ▪ Large-Cap Value Fund ▪ Prospectus	21

FINANCIAL HIGHLIGHTS

          The Financial Highlights table is intended to help you understand the financial performance of the Fund for the past five years (or, if the Fund has not been in operation for five years, since commencement of operations of the Fund). Certain information reflects financial results for a single share of the Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

          PricewaterhouseCoopers LLP serves as the Fund’s independent registered public accounting firm and has audited the financial statements of the Fund for each of the periods presented in the five-year period ended December 31, 2009. Their report appears in the Trust’s Annual Report, which is available without charge upon request.

22	Prospectus ▪ TIAA-CREF Life Funds ▪ Large-Cap Value Fund

FINANCIAL HIGHLIGHTS

LARGE-CAP VALUE FUND ▪ FOR THE PERIOD OR YEAR ENDED

	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of year	$17.87	$31.30	$36.02	$32.04	$33.07

Gain (loss) from investment operations:
Net investment income (a)	0.42	0.66	0.71	0.64	0.72
Net realized and unrealized gain (loss) on total investments	5.20	(13.42)	(0.34)	6.26	0.95

Total gain (loss) from investment operations	5.62	(12.76)	0.37	6.90	1.67

Less distributions from:
Net investment income	(0.38)	(0.43)	(0.76)	(0.61)	(0.70)
Net realized gains	—	(0.24)	(4.33)	(2.31)	(2.00)

Total distributions	(0.38)	(0.67)	(5.09)	(2.92)	(2.70)

Net asset value, end of year	$23.11	$17.87	$31.30	$36.02	$32.04

TOTAL RETURN	31.45%	(40.74%)	0.91%	21.58%	4.94%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$54,447	$40,302	$71,350	$66,917	$49,028
Ratio of expenses to average net assets	0.25%	0.26%	0.27%	0.24%	0.25%
Ratio of net investment income to average net assets	2.12%	2.60%	1.88%	1.83%	2.17%
Portfolio turnover rate	149%	172%	133%	102%	112%

(a)	Based on average shares outstanding.

TIAA-CREF Life Funds ▪ Large-Cap Value Fund ▪ Prospectus	23

FOR MORE INFORMATION ABOUT TIAA-CREF LIFE FUNDS

The following documents contain more information about the Funds and are available free upon request:

Statement of Additional Information (“SAI”). The Fund’s SAI contains more information about certain aspects of the Fund. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the Fund’s SAI is legally a part of the Prospectus.

Annual and Semiannual Reports. The Fund’s annual and semiannual reports provide additional information about the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the preceding fiscal year. The audited financial statements in the Fund’s annual shareholder report dated December 31, 2009 are also incorporated into this Prospectus by reference.

Requesting documents. You can request a copy of the Fund’s SAI or these reports without charge, or contact the Fund for any other purpose, in any of the following ways:

By telephone:
Call 877 825-0411

In writing:
TIAA-CREF Life Funds
730 Third Avenue
New York, NY 10017-3206

Over the Internet:
www.tiaa-cref.org

Information about the Trust (including the Fund’s SAI) can be reviewed and copied at the SEC’s public reference room (202 551-8090) in Washington, D.C. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549.

If you have any questions about the TIAA-CREF Life Funds or your variable contract, please call us at 877 825-0411.

1940 Act File No. 811-08961	A12166 (5/10)

PROSPECTUS

MAY 1, 2010

SMALL-CAP EQUITY FUND

of the TIAA-CREF Life Funds

This prospectus (“Prospectus”) contains important information about the shares offered by the fund listed above (the “Fund”), one of the ten investment portfolios of the TIAA-CREF Life Funds (the “Trust”). The Fund is available only through the purchase of variable annuity contracts or variable life insurance policies (collectively, “contracts”) issued by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”). Shares of the Fund may be offered in the future in connection with variable insurance products issued by TIAA-CREF Life or by insurance companies affiliated or unaffiliated with TIAA-CREF Life, and to qualified retirement plans. Please read this Prospectus, along with the prospectus describing the contract, before investing and keep both prospectuses for future reference.

The Fund may not be available to you under your variable insurance contract. Check your contract and any endorsements for the availability of the Fund.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION

SMALL-CAP EQUITY FUND

of the TIAA-CREF Life Funds

Ticker: TLEQX

INVESTMENT OBJECTIVE

          The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

FEES AND EXPENSES

          The following table describes the fees and expenses that you pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%
Maximum Deferred Sales Charge	0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%
Redemption Fee	0%
Exchange Fee	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)1

Management Fees	0.48%
Other Expenses	0.33%
Acquired Fund Fees and Expenses[2]	0.05%
Total Annual Fund Operating Expenses	0.86%
Waivers and Expense Reimbursements[3]	0.26%
Net Annual Fund Operating Expenses	0.60%

1	Expense information has been restated to reflect the Fund’s new advisory and administration agreements effective May 1, 2010.

[2]

“Acquired Funds Fees and Expenses” are the Funds’ proportionate amount of the expenses of any investment companies or pools in which they invest. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because they reduce Fund performance. Because “Acquired Fund Fees and Expenses” are included in the chart above, the Fund’s operating expenses here will not correlate with the expenses included in the Financial Highlights in this prospectus and the Fund’s 2009 annual report.

TIAA-CREF Life Funds ▪ Small-Cap Equity Fund ▪ Prospectus	3

[3]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”), has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.55% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2011 unless changed with approval of the Board of Trustees.

          Example

          This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place until April 30, 2011 but that there will be no waiver or expense reimbursement agreement in effect thereafter. The example does not reflect the fees and expenses of any variable annuity contract or variable life insurance policy and the costs in the example would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$61
3 Years	$248
5 Years	$451
10 Years	$1,037

PORTFOLIO TURNOVER

          The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 107% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

          Under normal circumstances, the Fund invests at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in small-cap equity securities. A small-cap equity security is a security within the capitalization range of the companies included in the Russell 2000® Index at the time of purchase. The Fund invests primarily in equity securities of smaller domestic companies across a wide range of sectors, growth rates and valuations, that appear to have favorable prospects for significant long-term capital appreciation.

          The Fund seeks to add incremental return over its stated benchmark index, the Russell 2000® Index, while also managing the relative risk of the Fund

4	Prospectus ▪ TIAA-CREF Life Funds ▪ Small-Cap Equity Fund

versus its benchmark index. Advisors uses proprietary quantitative models based on financial and investment theories to evaluate and score a broad universe of stocks in which the Fund invests. These models typically weigh many different variables, including the valuation of the individual stock versus the market or its peers; future earnings and sustainable growth prospects; and the price and volume trends of the stock. The score is used to form the portfolio, along with the following additional inputs: weightings of the stock, and its corresponding sector, in the benchmark; correlations between the performance of the stocks in the universe; and trading costs.

          The overall goal is to build a portfolio of stocks that outperform the Fund’s stated benchmark index, while also managing the relative risk of the Fund versus its benchmark index. The Fund’s strategy is based upon Advisors’ understanding of the interplay of market factors and does not assure successful investment. The markets or the prices of individual securities may be affected by factors not taken into account in Advisors’ analysis.

PRINCIPAL INVESTMENT RISKS

          You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•	Market Risk—The risk that market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the security over short or extended periods of time.

•

Small-Cap Risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies are often less liquid than securities of larger companies as a result of there being a smaller market for their securities.

•	Quantitative Analysis Risk—The risk that stocks selected by the Fund’s investment adviser using quantitative modeling and analysis could perform differently from the market as a whole.

•

Active Management Risk—The risk that poor securities selection by the Fund’s investment adviser could cause the Fund to underperform its benchmark index or mutual funds with similar investment objectives.

          There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see page 8 of the prospectus for detailed information about the risks described above.

TIAA-CREF Life Funds ▪ Small-Cap Equity Fund ▪ Prospectus	5

PAST PERFORMANCE

          The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of shares of the Fund. Below the bar chart are the best and worst returns for a calendar quarter since inception of the Fund. The performance table following the bar chart shows the Fund’s average annual total returns over the one-year, five-year and since-inception periods (where applicable) ended December 31, 2009, and how those returns compare to those of the Fund’s benchmark index. Effective May 1, 2010, fees charged to the Fund have increased. The Fund’s past performance has not been restated to reflect such fees, and performance would be lower if it had been restated. In addition, returns do not reflect fees and expenses of any variable annuity or variable life insurance contract and would be lower if they did.

          Past performance of the Fund is not necessarily an indication of how it will perform in the future. For current performance information of the Fund, including performance to the most recent month-end, please visit www.tiaa-cref.org.

AVERAGE ANNUAL TOTAL RETURNS (%)

Best quarter: 23.74%, for the quarter ended June 30, 2003. Worst quarter: -24.75%, for the quarter ended December 31, 2008.

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2009

	One Year	Five Years	Since Inception

Small-Cap Equity Fund (Inception: October 28, 2002)	27.75%	0.08%	9.13%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	27.17%	0.51%	9.05%

Current performance of the Fund’s shares may be higher or lower than that shown above.

6	Prospectus ▪ TIAA-CREF Life Funds ▪ Small-Cap Equity Fund

          After-tax returns have not been shown because they are not relevant since Fund shares currently are held only through insurance company separate accounts.

PORTFOLIO MANAGEMENT

          Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

          Portfolio Managers. The following persons jointly manage the Fund on a day-to-day basis:

Name:	Michael S. Shing, CFA	Adam Cao, CFA
Title:	Managing Director	Director
Experience on Fund:	since 2004	since 2007

PURCHASE AND SALE OF FUND SHARES

          Please contact the insurance company that issued your variable product for more information on the purchase and sale of Fund shares.

TAX INFORMATION

          Because the only shareholders of the Fund are the insurance companies offering the variable annuity and life insurance contracts, no discussion is included here about the federal income tax consequences at the shareholder level. The federal income tax consequences for purchases of a variable annuity or life insurance contract are described in the prospectus for such contracts.

PAYMENTS TO INSURANCE COMPANIES AND BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARY COMPENSATION

          The Fund is only available as an underlying investment for variable life insurance and variable annuity contracts. The Fund and its distributor (and their related companies) may make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable contract. Payments to broker-dealers and other financial intermediaries may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend a variable product and the Fund over another investment. Ask your financial adviser or visit the website of the insurance company or the financial intermediary for more information. The disclosure document for your variable contract may contain additional information about these payments.

TIAA-CREF Life Funds ▪ Small-Cap Equity Fund ▪ Prospectus	7

ADDITIONAL INFORMATION ABOUT THE FUND

ADDITIONAL INFORMATION ON PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

          This Prospectus describes the Fund and its investment objective, principal investment strategies and restrictions and principal investment risks. An investor should consider whether the Fund is an appropriate investment. The investment objective of the Fund and its non-fundamental investment restrictions may be changed by the Board of Trustees of the Trust (the “Board of Trustees”) without shareholder approval. Certain investment restrictions described in the Fund’s Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval.

          As noted in the “Principal Investment Strategies” section of this Prospectus, the Fund has a policy of normally investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in the particular type of securities implied by its name. Shareholders will receive at least 60 days prior notice before changes are made to the 80% policy.

          The Fund may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the Fund may be successful in reducing market losses but may otherwise fail to achieve its investment objective.

          The use of a particular index as the Fund’s benchmark index is not a fundamental policy and can be changed without shareholder approval. The Fund will notify you before such a change is made.

          The Fund is not appropriate for market timing. You should not invest in the Fund if you are a market timer.

          No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program.

          Please see the Glossary toward the end of this Prospectus for certain defined terms used in this Prospectus.

ADDITIONAL INFORMATION ON PRINCIPAL INVESTMENT RISKS OF THE FUND

          The Fund invests to some degree in equity securities. In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. Therefore, the value of the Fund may increase or decrease as a result of its interest in equity securities. More specifically, the Fund, or any of the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•

Market Risk—The risk that the price of equity securities may decline in response to general market and economic conditions or events, including conditions and developments outside of the equity markets such as significant changes in interest and inflation rates and the availability of credit. Accordingly, the value of the equity securities that the Fund holds

8	Prospectus ▪ TIAA-CREF Life Funds ▪ Small-Cap Equity Fund

may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock’s price. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region. During periods of unusual volatility or turmoil in the equity markets, the Fund may undergo an extended period of decline.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time. In times of market turmoil, perceptions of a company’s credit risk can quickly change and even large, well-established companies may deteriorate rapidly with little or no warning.

•

Small-Cap Risk—Securities of small-sized companies may experience greater fluctuations in price than the securities of larger companies. From time to time, small-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may sometimes be difficult to find buyers for securities of small-sized companies that the Fund wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of small-sized companies are sometimes greater than those of more widely traded securities.

•

Quantitative Analysis Risk—The risk that securities selected for funds that are actively managed, in whole or in part, according to a quantitative analysis methodology can perform differently from the market as a whole based on the model and the factors used in the analysis, the weight placed on each factor and changes in the factor’s historical trends.

•

Active Management Risk—The risk that the performance of a fund that is actively managed, in whole or in part, reflects in part the ability of the portfolio manager(s) to make active, qualitative investment decisions that are suited to achieving the fund’s investment objective. As a result of active management, such fund could underperform other mutual funds with similar investment objectives.

          In addition to the principal investment risks set forth above, there are other risks associated with investing in the Fund and in equity securities that are discussed in the “Summary Information” section above and in the Fund’s SAI, which risks may include some of the risks previously identified for equity securities.

          No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program. As with all

TIAA-CREF Life Funds ▪ Small-Cap Equity Fund ▪ Prospectus	9

mutual funds, there is a risk that an investor could lose money by investing in the Fund.

ADDITIONAL INFORMATION ABOUT THE FUND’S BENCHMARK INDEX

          The benchmark index described below is unmanaged, and you cannot invest directly in the index.

           Russell 2000® Index

          The Russell 2000® Index represents the largest 2,000 U.S. equities in market capitalization following the top 1,000 U.S. equities (according to the Russell Investment Group). As of December 31, 2009, the market capitalization of companies in the Russell 2000® Index ranged from $20 million to $5.6 billion, with a mean market capitalization of $1.0 billion and a median market capitalization of $397 million. The Russell Investment Group determines the composition of the index based solely on market capitalization, and can change its composition at any time.

NON-PRINCIPAL INVESTMENT STRATEGIES

          The Fund may also make certain other investments. For example, the Fund may invest in short-term debt securities of the same type as those held by money market funds and other kinds of short-term instruments for cash management and other purposes. These securities help the Fund maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The Fund also may invest up to 20% of its assets in fixed-income securities.

          The Fund also may buy and sell: (1) put and call options on securities of the types they each may invest in and on securities indices composed of such securities, (2) futures contracts on securities indices composed of securities of the types in which each may invest, and (3) put and call options on such futures contracts. The Fund may use such options and futures contracts for hedging and cash management purposes and to increase total return. Futures contracts permit the Fund to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments.

          Where appropriate futures contracts do not exist, or if Advisors deems advisable for other reasons, the Fund may invest in investment company securities, such as exchange-traded fund (“ETFs”). The Fund may also use ETFs for cash management purposes and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When the Fund invests in ETFs or other investment companies, the Fund bears a proportionate share of expenses charged by the investment company in which it invests. In seeking to manage currency risk, the Fund also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

10	Prospectus ▪ TIAA-CREF Life Funds ▪ Small-Cap Equity Fund

          The Fund can invest in derivatives and other similar financial instruments, such as equity swaps (including contracts for difference, an arrangement where the return is linked to the price movement of an underlying security, and other arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities, so long as these derivatives and financial instruments are consistent with the Fund’s investment objective and restrictions, policies and current regulations.

          Please see the Fund’s SAI for more information on these and other investments the Fund may utilize.

PORTFOLIO HOLDINGS

          A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s SAI.

PORTFOLIO TURNOVER

          If the Fund engages in active and frequent trading of portfolio securities, it will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in greater brokerage commission expenses or other transaction costs borne by the Fund and, ultimately, by shareholders. Also, a high portfolio turnover rate for the Fund may cause the Fund to be more likely to generate capital gains that must be distributed to shareholders as taxable income. The Fund is not subject to a specific limitation on portfolio turnover, and securities of the Fund may be sold at any time such sale is deemed advisable for investment or operational reasons. Also, certain trading strategies utilized by the Fund may increase portfolio turnover. The portfolio turnover rate of the Fund is listed above in the “Summary Information” section and the portfolio turnover rate during recent fiscal periods are provided in the Financial Highlights.

MANAGEMENT OF THE FUND

THE FUND’S INVESTMENT ADVISER

          Advisors manages the assets of the Trust, under the supervision of the Board of Trustees. Advisors is an indirect wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1 and the TIAA-CREF Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“Investment Management”), the personnel of Advisors also manage the investment accounts of CREF. As of December 31, 2009 Advisors

TIAA-CREF Life Funds ▪ Small-Cap Equity Fund ▪ Prospectus	11

and Investment Management together had approximately $199 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

          TIAA-CREF entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example, the investment accounts of CREF, TIAA or its subsidiaries perform services “at cost.” The Fund offered in this Prospectus, however, pays the management fees and other expenses that are described in the table on Fees and Expenses in the Prospectus. The management fees paid by the Fund to Advisors are intended to compensate Advisors for its services to the Fund and are not limited to the reimbursement of Advisors’ costs. Thus, under this arrangement, Advisors can earn a profit or incur a loss on the services which it renders to the Fund.

          During the fiscal year ended December 31, 2009, the aggregate fees paid to Advisors under the prior investment management agreement dated November 30, 1998, as amended (the “Prior Management Agreement”) with respect to the Fund were 0.10%. The Prior Management Agreement provided for a unitary fee structure under which Advisors provided or paid for virtually all services necessary for the Fund’s operations for the fee described above. As of May 1, 2010, the Prior Management Agreement is no longer in effect.

          Advisors now manages the assets of the Fund described in this Prospectus pursuant to a new investment advisory agreement with the Trust dated May 1, 2010 that was approved by shareholders of the Fund on March 23, 2010 (the “Advisory Agreement”). Advisors’ duties under the Advisory Agreement include, among other things, providing the Fund with investment research, advice and supervision, furnishing an investment program for the Fund, determining which securities or other investments to purchase, sell or exchange and providing or obtaining any other necessary services to manage, acquire or dispose of securities, cash or other investments.

          The annual investment advisory fees charged under the Advisory Agreement with respect to the Fund are as follows:

INVESTMENT MANAGEMENT FEES

	Assets Under Management (Billions)	Fee Rate (average daily net assets)

Small-Cap Equity Fund	All Assets	0.48%

          A discussion regarding the basis for the Board of Trustees’ most recent approval of the Fund’s Prior Management Agreement is available in the Fund’s annual shareholder report for the period ended December 31, 2009. A discussion regarding the basis for the Board of Trustees’ most recent approval of the Advisory Agreement will be available in the Fund’s semi-annual report for the period ending June 30, 2010. For a free copy of the Fund’s shareholder report, please call 800 842-2776, visit the Fund’s website at www.tiaa-cref.org or visit the SEC’s website at www.sec.gov.

12	Prospectus ▪ TIAA-CREF Life Funds ▪ Small-Cap Equity Fund

PORTFOLIO MANAGEMENT TEAM

          The Fund is managed by a team of managers, whose members are jointly responsible for the day-to-day management of the Fund, with expertise in the area(s) applicable to the Fund’s investments. The following is a list of members of the management team primarily responsible for managing the Fund’s investments, along with their relevant experience. The members of the team may change from time to time.

			Total Experience (since dates specified below)

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team

SMALL-CAP EQUITY FUND

Michael S. Shing, CFA Managing Director	Quantitative Portfolio Manager	Advisors, TIAA and its affiliates—2004 to Present (portfolio management of domestic large-cap and small-cap core and value portfolios); Barclays Global Investors—1993 to 2004 (Research Officer responsible for Japanese equity strategy and portfolio management of Japanese equity portfolios)	2004	1990	2004

Adam Cao, CFA Director	Quantitative Portfolio Manager	Advisors, TIAA and its affiliates—1993 to Present (portfolio management of domestic large-cap and small-cap core and value portfolios); Procinea Management—2005 to 2006 (quantitative market research associate for alternative asset classes); Teachers Advisors, Inc., TIAA and its affiliates— 2004 to 2005 (quantitative equity market research with coverage of domestic and global multi-cap portfolios); Barra—1996 to 2004 (quantitative equity market research and risk modeling)	2004	1996	2007

          The Fund’s SAI provides additional disclosure about the compensation structure of the Fund’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of shares of the Fund.

OTHER SERVICES

          Advisors also provides certain administrative services to the Fund pursuant to a new Administrative Services Agreement with the Trust dated May 1, 2010 (the “Administrative Services Agreement”). Under the Administrative Services Agreement, Advisors is obligated to provide certain administrative and operational oversight services to the Fund. These services include, among other things, supervising the performance of the Fund’s custodian, transfer agent and

TIAA-CREF Life Funds ▪ Small-Cap Equity Fund ▪ Prospectus	13

fund administrator, furnishing necessary personnel, office space and equipment for the non-investment-related operations of the Fund and calculating the Fund’s net asset value. The Fund is responsible for paying all of its direct operational expenses, which expenses include, among other things, custodian and transfer agent fees, pricing costs, fund accounting fees, legal fees of fund and trustee counsel, expenses of shareholder meetings and the costs of preparing, printing and mailing registration statements and updated prospectuses. For Advisor’s provision of its administrative and operational oversight services to the Fund, the Fund pays to Advisors at the end of each calendar month the allocated costs of such services as determined under the TIAA-CREF cost allocation methodology then in effect. Prior to May 1, 2010, such services were provided or paid for pursuant to the Fund’s Prior Management Agreement.

DISTRIBUTION AND SERVICE ARRANGEMENTS

          Teachers Personal Investors Services, Inc. (“TPIS”) distributes the Fund’s shares. TPIS does not currently enter into agreements, or otherwise pay, other intermediaries to sell shares of the Fund. However, the Fund and TPIS (and their related companies) may in the future make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. In the event that these payments are made, the payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable contract. Payments to broker-dealers and other financial intermediaries may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend a variable product and the Fund over another investment. Ask your financial adviser or visit the website of the insurance company or the financial intermediary for more information. The disclosure document for your variable contract may contain additional information about these payments. Fund shares are distributed or sold only to the variable annuity or variable life insurance contracts that invest in the Fund.

CALCULATING SHARE PRICE

          The Fund determines its net asset value (“NAV”) per share, or share price, on each day the New York Stock Exchange (the “NYSE”) is open for business. The NAV for the Fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time or at such earlier time that regular trading on the NYSE closes prior to 4:00 p.m. Eastern Time). The Fund does not price its shares on days that the NYSE is closed. NAV per share is determined by dividing the value of the Fund’s assets, less all liabilities, by the total number of shares outstanding.

          If the Fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value

14	Prospectus ▪ TIAA-CREF Life Funds ▪ Small-Cap Equity Fund

of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares.

          The Fund generally uses market quotations or values obtained from independent pricing services to value securities and other instruments held by the Fund. However, fixed-income securities held by the Fund with remaining maturities of 60 days or less generally are valued using their amortized cost. If market quotations or values from independent pricing services are not readily available or are not considered reliable, the Fund will use a security’s “fair value,” as determined in good faith using procedures approved by the Board of Trustees. The Fund may also use fair value if events that may have a significant effect on the value of an investment (as determined in Advisors’ sole discretion) occur between the time when its price is determined and the time the Fund’s NAV is calculated. For example, the Fund might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before the Fund’s NAV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the Fund’s NAV. Although the Fund fair values portfolio securities on a security-by-security basis, funds that hold foreign portfolio securities may see their portfolio securities fair valued more frequently than other funds that do not hold foreign securities.

          Fair value pricing most commonly occurs with securities that are primarily traded outside the United States. Fair value pricing may occur, for instance, when there are significant market movements in the U.S. after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust based on market movements in the U.S. when their markets open the next day. In these cases, the Fund may fair value certain foreign securities when it is believed the last traded price on the foreign market does not reflect the value of that security at 4:00 pm Eastern Time. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price.

          While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of the Fund to the detriment of longer-term shareholders, it may reduce some of the certainty in pricing obtained by using actual market close prices.

          The Fund’s fair value pricing procedures provide, among other things, for the Fund to examine whether to fair value foreign securities when there is a significant movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE. The Fund also examines the prices of individual securities to determine, among other things, whether the price of such securities reflects fair value at the close of the NYSE based on market movements. In addition, the Fund may fair value domestic securities

TIAA-CREF Life Funds ▪ Small-Cap Equity Fund ▪ Prospectus	15

when it is believed the last market quotation is not readily available or such quotation does not represent the fair value of that security.

          Money market instruments with maturities of more than 60 days are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

DIVIDENDS, DISTRIBUTIONS AND TAXES

          The tax status of your investment depends upon your variable insurance contract. For a complete discussion of the tax status of your contract, please refer to the prospectus describing the contract.

          Shares in the Fund may only be held through a variable annuity or other variable insurance contract. Under current tax law, any dividend or capital gains distributions from the Fund will be exempt from current taxation if left to accumulate within your variable contract. Withdrawals from your contract may be taxed as ordinary income. You may also be subject to a 10% penalty tax if a withdrawal is made before age 59½.

          The Fund expects to declare and distribute to its shareholders (i.e., any separate accounts) substantially all of its net investment income and net realized capital gains.

          The Fund will normally distribute dividends and capital gains annually.

          In addition, the Fund may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year.

          All dividend and capital gains distributions from the Fund will be automatically reinvested by the separate account in additional shares of the Fund.

          The Fund has qualified and intends to continue to qualify for taxation as a “regulated investment company” under Subchapter M of Chapter 1 of the Code so that it will not be subject to federal income tax to the extent its income and net capital gains are distributed to shareholders. In addition, the Fund intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

IMPORTANT TRANSACTION INFORMATION

          Voting Rights. The Trust may hold shareholders’ meetings periodically to elect trustees, change fundamental policies, approve a management agreement or for other purposes. Each share is entitled to one vote for each dollar of net asset value represented by that share (each fractional share is entitled to a fractional vote) on all matters to which shareholders are entitled to vote. You should refer to the SAI, as well as the separate prospectus describing your

16	Prospectus ▪ TIAA-CREF Life Funds ▪ Small-Cap Equity Fund

contract and the separate account, which accompanies this Prospectus, for more information on your voting rights.

          Important Information About Procedures for Opening a New Account. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require the Fund to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. The Fund may also be required to provide additional information about you and your account to government regulators.

          Customer Complaints. Customer complaints may be directed to TIAA-CREF Life Funds, 730 Third Avenue, New York, NY 10017-3206, Mail Stop 730/06/41, Attention: Director, Distribution Operations Services.

          Electronic Prospectuses. If you received this Prospectus electronically and would like a paper copy, please contact the Fund and one will be sent to you.

MARKET TIMING/EXCESSIVE TRADING POLICY— APPLICABLE TO ALL INVESTORS

          There are separate account contract owners who may try to profit from transferring money back and forth among the accounts invested in the Fund and other funds in an effort to “time” the market. As money is shifted in and out of the Fund, the Fund may incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all contract owners, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. Consequently, the Fund is not appropriate for such market timing and you should not invest in the Fund if you want to engage in market timing activity.

          The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if, within a 60-calendar day period, a contract owner redeems or exchanges any monies out of an investment account that holds shares of the Fund, subsequently purchases or exchanges any monies back into that same investment account holding shares of the Fund and then redeems or exchanges any monies out of that same investment account holding shares of the Fund, the contract owner will not be permitted to make electronic transfers (i.e., transfers over the Internet, by telephone or fax) back into that same investment account holding shares of the Fund through a purchase or exchange for 90 calendar days. The Fund will charge a Redemption Fee on redemptions of shares occurring within 60 calendar days of the initial purchase date of the shares. The Fee is intended to defray the brokerage commissions, market impact and other costs of liquidating a shareholder’s investment in the Fund and to discourage short-term trading of

TIAA-CREF Life Funds ▪ Small-Cap Equity Fund ▪ Prospectus	17

Fund shares. See the section entitled “Redemption or Exchange Fee” for additional information on the Redemption Fee.

          These market timing policies and procedures will not be applied to certain types of transactions like reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic rebalancings, death and hardship withdrawals, certain transactions made within a separate account, retirement plan or employee benefit plan, such as contributions, mandatory distributions, loans and separate account or plan sponsor-initiated transactions, and other types of transactions specified by the Fund’s management. In addition, the market timing policies and procedures will not apply to certain tuition (529) programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Fund’s management. The Fund’s management may also waive the market timing policies and procedures when it is believed that such waiver is in the Fund’s best interests, including but not limited to when it is determined that enforcement of these policies and procedures is not necessary to protect the Fund from the effects of short-term trading.

          The Fund also reserves the right to reject any purchase or exchange request, including when it is believed that a request would be disruptive to the Fund’s efficient portfolio management. The Fund also may suspend or terminate your ability to transact by telephone, fax or Internet for any reason, including the prevention of market timing. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or amount of the investment or because of a history of excessive trading by the contract owner. Because the Fund has discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.

          The Fund’s portfolio securities are fair valued, as necessary (most frequently with respect to international holdings), to help ensure that a portfolio security’s true value is reflected in the Fund’s NAV, thereby minimizing any potential stale price arbitrage.

          The Fund seeks to apply its specifically defined market timing policies and procedures uniformly to all contract owners, and not to make exceptions with respect to these policies and procedures (beyond the exemptions noted above). The Fund makes reasonable efforts to apply these policies and procedures to contract owners who own shares through separate accounts or other intermediaries. These efforts may include requesting transaction data from separate accounts or other intermediaries from time to time to verify whether the Fund’s policies are being followed and/or to instruct separate accounts or other intermediaries to take action against contract owners who have violated the Fund’s market timing policies. At times, the Fund may agree to defer to an insurance company’s or other intermediary’s market timing policy if the Fund’s management believes that the insurance company’s or other intermediary’s policy provides comparable protection of Fund contract owners’ interests. The

18	Prospectus ▪ TIAA-CREF Life Funds ▪ Small-Cap Equity Fund

Fund has the right to modify its market timing policies and procedures at any time without advance notice.

          The Fund is not appropriate for market timing. Separate accounts that want to facilitate the market timing activities of their contract owners should not invest in the Fund.

          Contract owners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite efforts to discourage market timing, there is no guarantee that the Fund or its agents will be able to identify such contract owners or curtail their trading practices.

          Please note that you may be subject to additional market timing or excessive trading policies implemented by the separate account through which you hold Fund shares. Please contact your separate account for more details.

          If you invest in the Fund through an intermediary, including through a retirement or employee benefit plan, you may be subject to additional market timing or excessive trading policies implemented by the intermediary or plan. Please contact your intermediary or plan sponsor for more details.

NOTE ON SEC EXEMPTION

          The SEC granted the Fund an exemption from certain provisions of the Investment Company Act of 1940. The exemption permits shares of the Fund (as well as shares of the other series or portfolios of the Trust) to be offered as an investment option for both variable annuity contracts and variable life insurance policies issued by TIAA-CREF Life, or by insurance companies affiliated or unaffiliated with TIAA-CREF Life, and to qualified plans. Due to differences in tax treatment or other considerations, the interests of various contractowners participating in the Fund and the interests of qualified plans or general accounts investing in the Fund could potentially conflict. The Board of Trustees is required to monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action, if any, should be taken in response to any such conflict, and the Board has the right to require an insurance company to remove its assets from the Fund to resolve a material irreconcilable conflict.

OFFERING, PURCHASING AND REDEEMING SHARES

          Shares of the Fund are not sold directly to you, but rather are sold in a continuous offering to insurance company separate accounts to fund variable annuity or other insurance contracts.

          Your premiums under the contracts are placed in the appropriate investment account of the separate account, and the assets of the investment account are then invested in the shares of the Fund. The separate account purchases and redeems shares of the Fund at NAV without sales or redemption charges.

          For each day on which the Fund’s NAV is calculated, the separate account transmits to the Fund any orders to purchase or redeem shares of the Fund

TIAA-CREF Life Funds ▪ Small-Cap Equity Fund ▪ Prospectus	19

based on the purchase payments, redemption requests, death benefits, contract charges and transfer requests from contractowners and beneficiaries that have been processed on that day. The separate account purchases and redeems shares of the Fund at the Fund’s NAV per share calculated as of that same day.

ADDITIONAL INFORMATION ABOUT INDEX PROVIDERS

          The Russell 2000® Index is a trademark/service mark of the Russell Investment Group. The Russell Investment Group is the owner of the copyrights relating to the Russell Indexes and is the source and owner of the data contained or reflected in the performance values relating to the Russell Indexes. The Fund is not promoted by, nor in any way affiliated with, the Russell Investment Group. The Russell Investment Group is not responsible for and has not reviewed the Fund nor any associated literature or publications and the Russell Investment Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

GLOSSARY

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration.

Equity Securities: Primarily, common stock, preferred stock and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income or Fixed-Income Securities: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that generally pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); non-interest bearing debt securities (i.e., zero coupon bonds) and other non-equity securities that pay dividends.

Foreign Investments: Foreign investments may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

20	Prospectus ▪ TIAA-CREF Life Funds ▪ Small-Cap Equity Fund

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States, (3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally recognized statistical rating organization (“NRSRO”) or unrated securities that Advisors determines are of comparable quality.

U. S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

TIAA-CREF Life Funds ▪ Small-Cap Equity Fund ▪ Prospectus	21

FINANCIAL HIGHLIGHTS

          The Financial Highlights table is intended to help you understand the financial performance of the Fund for the past five years (or, if the Fund has not been in operation for five years, since commencement of operations of the Fund). Certain information reflects financial results for a single share of the Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

          PricewaterhouseCoopers LLP serves as the Fund’s independent registered public accounting firm and has audited the financial statements of the Fund for each of the periods presented in the five-year period ended December 31, 2009. Their report appears in the Trust’s Annual Report, which is available without charge upon request.

22	Prospectus ▪ TIAA-CREF Life Funds ▪ Small-Cap Equity Fund

FINANCIAL HIGHLIGHTS

SMALL-CAP EQUITY FUND ■ FOR THE PERIOD OR YEAR ENDED

	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of year	$17.99	$27.17	$32.12	$30.02	$33.43

Gain (loss) from investment operations:
Net investment income (a)	0.25	0.34	0.37	0.37	0.33
Net realized and unrealized gain (loss) on total investments	4.74	(9.16)	(2.10)	4.95	1.30

Total gain (loss) from investment operations	4.99	(8.82)	(1.73)	5.32	1.63

Less distributions from:
Net investment income	(0.28)	(0.36)	(0.44)	(0.38)	(0.37)
Net realized gains	—	—	(2.69)	(2.84)	(4.67)
Return of Capital	—	—	(0.09)	—	—

Total distributions	(0.28)	(0.36)	(3.22)	(3.22)	(5.04)

Net asset value, end of year	$22.70	$17.99	$27.17	$32.12	$30.02

TOTAL RETURN	27.75%	(32.42%)	(5.62%)	17.84%	4.58%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$42,921	$34,609	$51,868	$57,190	$45,332
Ratio of expenses to average net assets	0.11%	0.11%	0.11%	0.10%	0.12%
Ratio of net investment income to average net assets	1.33%	1.45%	1.13%	1.12%	1.01%
Portfolio turnover rate	107%	123%	135%	246%	400%

(a) Based on average shares outstanding.

TIAA-CREF Life Funds ▪ Small-Cap Equity Fund ▪ Prospectus	23

FOR MORE INFORMATION ABOUT TIAA-CREF LIFE FUNDS

The following documents contain more information about the Funds and are available free upon request:

Statement of Additional Information (“SAI”). The Fund’s SAI contains more information about certain aspects of the Fund. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the Fund’s SAI is legally a part of the Prospectus.

Annual and Semiannual Reports. The Fund’s annual and semiannual reports provide additional information about the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the preceding fiscal year. The audited financial statements in the Fund’s annual shareholder report dated December 31, 2009 are also incorporated into this Prospectus by reference.

Requesting documents. You can request a copy of the Fund’s SAI or these reports without charge, or contact the Fund for any other purpose, in any of the following ways:

By telephone:
Call 877 825-0411
In writing:
TIAA-CREF Life Funds
730 Third Avenue
New York, NY 10017-3206

Over the Internet:
www.tiaa-cref.org

Information about the Trust (including the Fund’s SAI) can be reviewed and copied at the SEC’s public reference room (202 551-8090) in Washington, D.C. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549.

If you have any questions about the TIAA-CREF Life Funds or your variable contract, please call us at 877 825-0411.

1940 Act File No. 811-08961	A12169 (5/10)

PROSPECTUS

MAY 1, 2010

STOCK INDEX FUND

of the TIAA-CREF Life Funds

This prospectus (“Prospectus”) contains important information about the shares offered by the fund listed above (the “Fund”), one of the ten investment portfolios of the TIAA-CREF Life Funds (the “Trust”). The Fund is available only through the purchase of variable annuity contracts or variable life insurance policies (collectively, “contracts”) issued by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”). Shares of the Fund may be offered in the future in connection with variable insurance products issued by TIAA-CREF Life or by insurance companies affiliated or unaffiliated with TIAA-CREF Life, and to qualified retirement plans. Please read this Prospectus, along with the prospectus describing the contract, before investing and keep both prospectuses for future reference.

The Fund may not be available to you under your variable insurance contract. Check your contract and any endorsements for the availability of the Fund.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION

STOCK INDEX FUND

of the TIAA-CREF Life Funds

Ticker: TLSTX

INVESTMENT OBJECTIVE

          The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets.

FEES AND EXPENSES

          The following table describes the fees and expenses that you pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%
Maximum Deferred Sales Charge	0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%
Redemption Fee	0%
Exchange Fee	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)1

Management Fees	0.06%
Other Expenses	0.20%
Total Annual Fund Operating Expenses	0.26%
Waivers and Expense Reimbursements[2]	0.17%
Net Annual Fund Operating Expenses	0.09%

[1]	Expense information has been restated to reflect the Fund’s new advisory and administration agreements effective May 1, 2010.

[2]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”), has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.09% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2011 unless changed with approval of the Board of Trustees.

TIAA-CREF Life Funds ▪ Stock Index Fund ▪ Prospectus	3

         Example

          This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place until April 30, 2011 but that there will be no waiver or expense reimbursement agreement in effect thereafter. The example does not reflect the fees and expenses of any variable annuity contract or variable life insurance policy and the costs in the example would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$9
3 Years	$66
5 Years	$129
10 Years	$314

PORTFOLIO TURNOVER

          The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 7% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

          Under normal circumstances, the Fund invests at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in securities of its benchmark index (the Russell 3000® Index). Advisors may use a sampling approach to create a portfolio that closely matches the overall investment characteristics (for example, market capitalization and industry weightings of securities) of its index without investing in all of the stocks in the index.

          The Fund is designed to track various U.S. equity markets as a whole or a segment of these markets. The Fund primarily invests its assets in equity securities selected to track a designated stock market index. The use of a particular index by the Fund is not a fundamental policy and may be changed without shareholder approval.

4	Prospectus ▪ TIAA-CREF Life Funds ▪ Stock Index Fund

PRINCIPAL INVESTMENT RISKS

          You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•	Market Risk—The risk that market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions.

•	Index Risk—The risk that the Fund’s performance will not correspond to its benchmark index for any period of time and may underperform such index or the overall stock market.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the security over short or extended periods of time.

•

Large-Cap Risk—The risk that large-capitalization companies are more mature and may grow more slowly than the economy as a whole and tend to go in and out of favor based on market and economic conditions.

•

Mid-Cap Risk—The risk that the stocks of mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

•

Small-Cap Risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies are often less liquid than securities of larger companies as a result of there being a smaller market for their securities.

          There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see page 8 of the prospectus for detailed information about the risks described above.

PAST PERFORMANCE

          The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of shares of the Fund. Below the bar chart are the best and worst returns for a calendar quarter since inception of the Fund. The performance table following the bar chart shows the Fund’s average annual total returns over the one-year, five-year, ten-year and since-inception periods (where applicable) ended December 31, 2009, and how those returns compare to those of the Fund’s benchmark index. Effective May 1, 2010, fees charged to the Fund have increased. The Fund’s past performance has not been restated to reflect such fees, and performance would be lower if it had been restated. In addition, returns do not reflect fees and expenses of any variable annuity or variable life insurance contract and would be lower if they did.

TIAA-CREF Life Funds ▪ Stock Index Fund ▪ Prospectus	5

          Past performance of the Fund is not necessarily an indication of how it will perform in the future. For current performance information of the Fund, including performance to the most recent month-end, please visit www.tiaa-cref.org.

AVERAGE ANNUAL TOTAL RETURNS (%)

Best quarter: 16.81%, for the quarter ended June 30, 2009. Worst quarter: -22.66%, for the quarter ended December 31, 2008.

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2009

	One Year	Five Years	Ten Years

Stock Index Fund (Inception: January 4, 1999)	28.36%	0.81%	–0.17%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	28.34%	0.76%	–0.20%

Current performance of the Fund’s shares may be higher or lower than that shown above.

          After-tax returns have not been shown because they are not relevant since Fund shares currently are held only through insurance company separate accounts.

PORTFOLIO MANAGEMENT

          Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

          Portfolio Managers. The following persons jointly manage the Fund on a day-to-day basis:

Name:	Phillip James (Jim) Campagna, CFA	Anne Sapp, CFA
Title:	Director	Managing Director
Experience on Fund:	since 2005	since 2004

6	Prospectus ▪ TIAA-CREF Life Funds ▪ Stock Index Fund

PURCHASE AND SALE OF FUND SHARES

          Please contact the insurance company that issued your variable product for more information on the purchase and sale of Fund shares.

TAX INFORMATION

          Because the only shareholders of the Fund are the insurance companies offering the variable annuity and life insurance contracts, no discussion is included here about the federal income tax consequences at the shareholder level. The federal income tax consequences for purchases of a variable annuity or life insurance contract are described in the prospectus for such contracts.

PAYMENTS TO INSURANCE COMPANIES AND BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARY COMPENSATION

          The Fund is only available as an underlying investment for variable life insurance and variable annuity contracts. The Fund and its distributor (and their related companies) may make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable contract. Payments to broker-dealers and other financial intermediaries may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend a variable product and the Fund over another investment. Ask your financial adviser or visit the website of the insurance company or the financial intermediary for more information. The disclosure document for your variable contract may contain additional information about these payments.

ADDITIONAL INFORMATION ABOUT THE FUND

ADDITIONAL INFORMATION ON PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

          This Prospectus describes the Fund and its investment objective, principal investment strategies and restrictions and principal investment risks. An investor should consider whether the Fund is an appropriate investment. The investment objective of the Fund and its non-fundamental investment restrictions may be changed by the Board of Trustees of the Trust (the “Board of Trustees”) without shareholder approval. Certain investment restrictions described in the Fund’s Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval.

          As noted in the “Principal Investment Strategies” section of this Prospectus, the Fund has a policy of normally investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in the particular

TIAA-CREF Life Funds ▪ Stock Index Fund ▪ Prospectus	7

type of securities implied by its name. Shareholders will receive at least 60 days prior notice before changes are made to the 80% policy.

          The Fund may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the Fund may be successful in reducing market losses but may otherwise fail to achieve its investment objective.

          The use of a particular index as the Fund’s benchmark index is not a fundamental policy and can be changed without shareholder approval. The Fund will notify you before such a change is made.

          The Fund is not appropriate for market timing. You should not invest in the Fund if you are a market timer.

          No one can assure that the Fund will achieve their investment objective and investors should not consider any one fund to be a complete investment program.

          Please see the Glossary toward the end of this Prospectus for certain defined terms used in this Prospectus.

ADDITIONAL INFORMATION ON PRINCIPAL INVESTMENT RISKS OF THE FUND

          The Fund invests to some degree in equity securities. In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. Therefore, the value of the Fund may increase or decrease as a result of their interest in equity securities. More specifically, the Fund, or any of the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•

Market Risk—The risk that the price of equity securities may decline in response to general market and economic conditions or events, including conditions and developments outside of the equity markets such as significant changes in interest and inflation rates and the availability of credit. Accordingly, the value of the equity securities that the Fund holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock’s price. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region. During periods of unusual volatility or turmoil in the equity markets, the Fund may undergo an extended period of decline.

•

Index Risk—Index risk is the risk that the performance of the Fund will not correspond to, or may underperform, its benchmark index for any period of time. Although an Index Fund attempts to use the investment performance of its respective index as a baseline, it may not duplicate the exact composition of that index. In addition, unlike a mutual fund, the returns of an index are not reduced by investment and other operating expenses, and therefore, the ability of an Index Fund to match the performance of its index

8	Prospectus ▪ TIAA-CREF Life Funds ▪ Stock Index Fund

is adversely affected by the costs of buying and selling investments as well as other expenses. Therefore, no Index Fund can guarantee that its performance will match or exceed its index for any period of time.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time. In times of market turmoil, perceptions of a company’s credit risk can quickly change and even large, well-established companies may deteriorate rapidly with little or no warning.

•

Large-Cap Risk—The risk that, by focusing on securities of larger companies, the Fund may have fewer opportunities to identify securities that the market misprices and that these companies may grow more slowly than the economy as a whole or not at all. Also, larger companies may fall out of favor with the investing public for market, political and economic conditions, including for reasons unrelated to their businesses or economic fundamentals.

•

Mid-Cap Risk—Securities of medium-sized companies may experience greater fluctuations in price than the securities of larger companies. From time to time, medium-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may sometimes be difficult to find buyers for securities of medium-sized companies that the Fund wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of medium-sized companies are sometimes greater than those of more widely traded securities.

•

Small-Cap Risk—Securities of small-sized companies may experience greater fluctuations in price than the securities of larger companies. From time to time, small-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may sometimes be difficult to find buyers for securities of small-sized companies that the Fund wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of small-sized companies are sometimes greater than those of more widely traded securities.

          In addition to the principal investment risks set forth above, there are other risks associated with investing in the Fund and in equity securities that are discussed in the

TIAA-CREF Life Funds ▪ Stock Index Fund ▪ Prospectus	9

“Summary Information” section above and in the Fund’s SAI, which risks may include some of the risks previously identified for equity securities.

          No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in the Fund.

ADDITIONAL INFORMATION ABOUT THE FUND’S BENCHMARK INDEX

          The benchmark index described below is unmanaged, and you cannot invest directly in the index.

          Russell 3000® Index

          The Russell 3000® Index represents the 3,000 largest publicly-traded U.S. companies, based on market capitalization (according to the Russell Investment Group). Russell 3000 companies represent about 98% of the total market capitalization of the publicly-traded U.S. equity market. As of December 31, 2009, the market capitalization of companies in the Russell 3000® Index ranged from $20 million to $332.7 billion, with a mean market capitalization of $67.7 billion and a median market capitalization of $753 million. The Russell Investment Group determines the composition of the index based only on market capitalization and can change its composition at any time.

NON-PRINCIPAL INVESTMENT STRATEGIES

          The Fund may also make certain other investments. For example, the Fund may invest in short-term debt securities of the same type as those held by money market funds and other kinds of short-term instruments for cash management and other purposes. These securities help the Fund maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The Fund also may invest up to 20% of its assets in fixed-income securities.

          The Fund also may buy and sell: (1) put and call options on securities of the types they each may invest in and on securities indices composed of such securities, (2) futures contracts on securities indices composed of securities of the types in which each may invest, and (3) put and call options on such futures contracts. The Fund may use such options and futures contracts for hedging and cash management purposes and to increase total return. Futures contracts permit the Fund to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments.

          Where appropriate futures contracts do not exist, or if Advisors deems advisable for other reasons, the Fund may invest in investment company securities, such as exchange-traded fund (“ETFs”). The Fund may also use ETFs for cash management purposes and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs.

10	Prospectus ▪ TIAA-CREF Life Funds ▪ Stock Index Fund

When the Fund invests in ETFs or other investment companies, the Fund bears a proportionate share of expenses charged by the investment company in which it invests. In seeking to manage currency risk, the Fund also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

          The Fund can invest in derivatives and other similar financial instruments, such as equity swaps (including contracts for difference, an arrangement where the return is linked to the price movement of an underlying security, and other arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities, so long as these derivatives and financial instruments are consistent with the Fund’s investment objective and restrictions, policies and current regulations.

          Please see the Fund’s SAI for more information on these and other investments the Fund may utilize.

PORTFOLIO HOLDINGS

          A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s SAI.

PORTFOLIO TURNOVER

          If the Fund engages in active and frequent trading of portfolio securities, it will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in greater brokerage commission expenses or other transaction costs borne by the Fund and, ultimately, by shareholders. Also, a high portfolio turnover rate for the Fund may cause the Fund to be more likely to generate capital gains that must be distributed to shareholders as taxable income. The Fund is not subject to a specific limitation on portfolio turnover, and securities of the Fund may be sold at any time such sale is deemed advisable for investment or operational reasons. Also, certain trading strategies utilized by the Fund may increase portfolio turnover. The portfolio turnover rate of the Fund is listed above in the “Summary Information” section and the portfolio turnover rate during recent fiscal periods are provided in the Financial Highlights.

MANAGEMENT OF THE FUND

THE FUND’S INVESTMENT ADVISER

          Advisors manages the assets of the Trust, under the supervision of the Board of Trustees. Advisors is an indirect wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with

TIAA-CREF Life Funds ▪ Stock Index Fund ▪ Prospectus	11

the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1 and the TIAA-CREF Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“Investment Management”), the personnel of Advisors also manage the investment accounts of CREF. As of December 31, 2009 Advisors and Investment Management together had approximately $199 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

          TIAA-CREF entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example, the investment accounts of CREF, TIAA or its subsidiaries perform services “at cost.” The Fund offered in this Prospectus, however, pays the management fees and other expenses that are described in the table on Fees and Expenses in the Prospectus. The management fees paid by the Fund to Advisors are intended to compensate Advisors for its services to the Fund and are not limited to the reimbursement of Advisors’ costs. Thus, under this arrangement, Advisors can earn a profit or incur a loss on the services which it renders to the Fund.

          During the fiscal year ended December 31, 2009, the aggregate fees paid to Advisors under the prior investment management agreement dated November 30, 1998, as amended (the “Prior Management Agreement”) with respect to the Fund were 0.06%. The Prior Management Agreement provided for a unitary fee structure under which Advisors provided or paid for virtually all services necessary for the Fund’s operations for the fee described above. As of May 1, 2010, the Prior Management Agreement is no longer in effect.

          Advisors now manages the assets of the Fund described in this Prospectus pursuant to a new investment advisory agreement with the Trust dated May 1, 2010 that was approved by shareholders of the Fund on March 23, 2010 (the “Advisory Agreement”). Advisors’ duties under the Advisory Agreement include, among other things, providing the Fund with investment research, advice and supervision, furnishing an investment program for the Fund, determining which securities or other investments to purchase, sell or exchange and providing or obtaining any other necessary services to manage, acquire or dispose of securities, cash or other investments.

          The annual investment advisory fees charged under the Advisory Agreement with respect to the Fund are as follows:

INVESTMENT MANAGEMENT FEES

	Assets Under Management (Billions)	Fee Rate (average daily net assets)

Stock Index Fund	All Assets	0.06%

          A discussion regarding the basis for the Board of Trustees’ most recent approval of the Fund’s Prior Management Agreement is available in the Fund’s annual shareholder report for the period ended December 31, 2009. A discussion regarding the basis for the Board of Trustees’ most recent approval of the Advisory Agreement will be available in the Fund’s semi-annual report for

12	Prospectus ▪ TIAA-CREF Life Funds ▪ Stock Index Fund

the period ending June 30, 2010. For a free copy of the Fund’s shareholder report, please call 800 842-2776, visit the Fund’s website at www.tiaa-cref.org or visit the SEC’s website at www.sec.gov.

PORTFOLIO MANAGEMENT TEAM

          The Fund is managed by a team of managers, whose members are jointly responsible for the day-to-day management of the Fund, with expertise in the area(s) applicable to the Fund’s investments. The following is a list of members of the management team primarily responsible for managing the Fund’s investments, along with their relevant experience. The members of the team may change from time to time.

			Total Experience (since dates specified below)

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team

STOCK INDEX FUND

Phillip James (Jim) Campagna, CFA Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates— 2005 to Present (portfolio manage- ment of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Capital Management—1997 to 2005 (portfolio manager for a variety of equity index funds)	2005	1991	2005

Anne Sapp, CFA Managing Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates— 2004 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Transition Management Services— 2001 to 2004 (portfolio manager for a variety of equity index funds)	2004	1987	2004

          The Fund’s SAI provides additional disclosure about the compensation structure of the Fund’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of shares of the Fund.

OTHER SERVICES

          Advisors also provides certain administrative services to the Fund pursuant to a new Administrative Services Agreement with the Trust dated May 1, 2010 (the “Administrative Services Agreement”). Under the Administrative Services Agreement, Advisors is obligated to provide certain administrative and operational oversight services to the Fund. These services include, among other things, supervising the performance of the Fund’s custodian, transfer agent and fund administrator, furnishing necessary personnel, office space and equipment for the non-investment-related operations of the Fund and calculating the

TIAA-CREF Life Funds ▪ Stock Index Fund ▪ Prospectus	13

Fund’s net asset value. The Fund is responsible for paying all of its direct operational expenses, which expenses include, among other things, custodian and transfer agent fees, pricing costs, fund accounting fees, legal fees of fund and trustee counsel, expenses of shareholder meetings and the costs of preparing, printing and mailing registration statements and updated prospectuses. For Advisor’s provision of its administrative and operational oversight services to the Fund, the Fund pays to Advisors at the end of each calendar month the allocated costs of such services as determined under the TIAA-CREF cost allocation methodology then in effect. Prior to May 1, 2010, such services were provided or paid for pursuant to the Fund’s Prior Management Agreement.

DISTRIBUTION AND SERVICE ARRANGEMENTS

          Teachers Personal Investors Services, Inc. (“TPIS”) distributes the Fund’s shares. TPIS does not currently enter into agreements, or otherwise pay, other intermediaries to sell shares of the Fund. However, the Fund and TPIS (and their related companies) may in the future make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. In the event that these payments are made, the payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable contract. Payments to broker-dealers and other financial intermediaries may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend a variable product and the Fund over another investment. Ask your financial adviser or visit the website of the insurance company or the financial intermediary for more information. The disclosure document for your variable contract may contain additional information about these payments. Fund shares are distributed or sold only to the variable annuity or variable life insurance contracts that invest in the Fund.

CALCULATING SHARE PRICE

          The Fund determines its net asset value (“NAV”) per share, or share price, on each day the New York Stock Exchange (the “NYSE”) is open for business. The NAV for the Fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time or at such earlier time that regular trading on the NYSE closes prior to 4:00 p.m. Eastern Time). The Fund does not price its shares on days that the NYSE is closed. NAV per share is determined by dividing the value of the Fund’s assets, less all liabilities, by the total number of shares outstanding.

          If the Fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares.

14	Prospectus ▪ TIAA-CREF Life Funds ▪ Stock Index Fund

          The Fund generally uses market quotations or values obtained from independent pricing services to value securities and other instruments held by the Fund. However, fixed-income securities held by the Fund with remaining maturities of 60 days or less generally are valued using their amortized cost. If market quotations or values from independent pricing services are not readily available or are not considered reliable, the Fund will use a security’s “fair value,” as determined in good faith using procedures approved by the Board of Trustees. The Fund may also use fair value if events that may have a significant effect on the value of an investment (as determined in Advisors’ sole discretion) occur between the time when its price is determined and the time the Fund’s NAV is calculated. For example, the Fund might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before the Fund’s NAV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the Fund’s NAV. Although the Fund fair values portfolio securities on a security-by-security basis, funds that hold foreign portfolio securities may see their portfolio securities fair valued more frequently than other funds that do not hold foreign securities.

          Fair value pricing most commonly occurs with securities that are primarily traded outside the United States. Fair value pricing may occur, for instance, when there are significant market movements in the U.S. after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust based on market movements in the U.S. when their markets open the next day. In these cases, the Fund may fair value certain foreign securities when it is believed the last traded price on the foreign market does not reflect the value of that security at 4:00 pm Eastern Time. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price.

          While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of the Fund to the detriment of longer-term shareholders, it may reduce some of the certainty in pricing obtained by using actual market close prices.

          The Fund’s fair value pricing procedures provide, among other things, for the Fund to examine whether to fair value foreign securities when there is a significant movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE. The Fund also examines the prices of individual securities to determine, among other things, whether the price of such securities reflects fair value at the close of the NYSE based on market movements. In addition, the Fund may fair value domestic securities when it is believed the last market quotation is not readily available or such quotation does not represent the fair value of that security.

TIAA-CREF Life Funds ▪ Stock Index Fund ▪ Prospectus	15

          Money market instruments with maturities of more than 60 days are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

DIVIDENDS, DISTRIBUTIONS AND TAXES

          The tax status of your investment depends upon your variable insurance contract. For a complete discussion of the tax status of your contract, please refer to the prospectus describing the contract.

          Shares in the Fund may only be held through a variable annuity or other variable insurance contract. Under current tax law, any dividend or capital gains distributions from the Fund will be exempt from current taxation if left to accumulate within your variable contract. Withdrawals from your contract may be taxed as ordinary income. You may also be subject to a 10% penalty tax if a withdrawal is made before age 59½.

          The Fund expects to declare and distribute to its shareholders (i.e., any separate accounts) substantially all of its net investment income and net realized capital gains.

          The Fund will normally distribute dividends and capital gains annually.

          In addition, the Fund may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year.

          All dividend and capital gains distributions from the Fund will be automatically reinvested by the separate account in additional shares of the Fund.

          The Fund has qualified and intends to continue to qualify for taxation as a “regulated investment company” under Subchapter M of Chapter 1 of the Code so that it will not be subject to federal income tax to the extent its income and net capital gains are distributed to shareholders. In addition, the Fund intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

IMPORTANT TRANSACTION INFORMATION

          Voting Rights. The Trust may hold shareholders’ meetings periodically to elect trustees, change fundamental policies, approve a management agreement or for other purposes. Each share is entitled to one vote for each dollar of net asset value represented by that share (each fractional share is entitled to a fractional vote) on all matters to which shareholders are entitled to vote. You should refer to the SAI, as well as the separate prospectus describing your contract and the separate account, which accompanies this Prospectus, for more information on your voting rights.

16	Prospectus ▪ TIAA-CREF Life Funds ▪ Stock Index Fund

          Important Information About Procedures for Opening a New Account. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require the Fund to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. The Fund may also be required to provide additional information about you and your account to government regulators.

          Customer Complaints. Customer complaints may be directed to TIAA-CREF Life Funds, 730 Third Avenue, New York, NY 10017-3206, Mail Stop 730/06/41, Attention: Director, Distribution Operations Services.

          Electronic Prospectuses. If you received this Prospectus electronically and would like a paper copy, please contact the Fund and one will be sent to you.

MARKET TIMING/EXCESSIVE TRADING POLICY— APPLICABLE TO ALL INVESTORS

          There are separate account contract owners who may try to profit from transferring money back and forth among the accounts invested in the Fund and other funds in an effort to “time” the market. As money is shifted in and out of the Fund, the Fund may incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all contract owners, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. Consequently, the Fund is not appropriate for such market timing and you should not invest in the Fund if you want to engage in market timing activity.

          The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if, within a 60-calendar day period, a contract owner redeems or exchanges any monies out of an investment account that holds shares of the Fund, subsequently purchases or exchanges any monies back into that same investment account holding shares of the Fund and then redeems or exchanges any monies out of that same investment account holding shares of the Fund, the contract owner will not be permitted to make electronic transfers (i.e., transfers over the Internet, by telephone or fax) back into that same investment account holding shares of the Fund through a purchase or exchange for 90 calendar days.

          These market timing policies and procedures will not be applied to certain types of transactions like reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic rebalancings, death and hardship withdrawals, certain transactions made within a separate account, retirement plan or employee benefit plan, such as contributions, mandatory distributions, loans and separate account or plan sponsor-initiated transactions, and other types of transactions specified by the

TIAA-CREF Life Funds ▪ Stock Index Fund ▪ Prospectus	17

Fund’s management. In addition, the market timing policies and procedures will not apply to certain tuition (529) programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Fund’s management. The Fund’s management may also waive the market timing policies and procedures when it is believed that such waiver is in the Fund’s best interests, including but not limited to when it is determined that enforcement of these policies and procedures is not necessary to protect the Fund from the effects of short-term trading.

          The Fund also reserves the right to reject any purchase or exchange request, including when it is believed that a request would be disruptive to the Fund’s efficient portfolio management. The Fund also may suspend or terminate your ability to transact by telephone, fax or Internet for any reason, including the prevention of market timing. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or amount of the investment or because of a history of excessive trading by the contract owner. Because the Fund has discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.

          The Fund’s portfolio securities are fair valued, as necessary (most frequently with respect to international holdings), to help ensure that a portfolio security’s true value is reflected in the Fund’s NAV, thereby minimizing any potential stale price arbitrage.

          The Fund seeks to apply their specifically defined market timing policies and procedures uniformly to all contract owners, and not to make exceptions with respect to these policies and procedures (beyond the exemptions noted above). The Fund makes reasonable efforts to apply these policies and procedures to contract owners who own shares through separate accounts or other intermediaries. These efforts may include requesting transaction data from separate accounts or other intermediaries from time to time to verify whether the Fund’s policies are being followed and/or to instruct separate accounts or other intermediaries to take action against contract owners who have violated the Fund’s market timing policies. At times, the Fund may agree to defer to an insurance company’s or other intermediary’s market timing policy if the Fund’s management believes that the insurance company’s or other intermediary’s policy provides comparable protection of Fund contract owners’ interests. The Fund has the right to modify their market timing policies and procedures at any time without advance notice.

          The Fund is not appropriate for market timing. Separate accounts that want to facilitate the market timing activities of their contract owners should not invest in the Fund.

          Contract owners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite efforts to discourage market timing, there is no guarantee that the Fund or their agents will be able to identify such contract owners or curtail their trading practices.

18	Prospectus ▪ TIAA-CREF Life Funds ▪ Stock Index Fund

          Please note that you may be subject to additional market timing or excessive trading policies implemented by the separate account through which you hold Fund shares. Please contact your separate account for more details.

          If you invest in the Fund through an intermediary, including through a retirement or employee benefit plan, you may be subject to additional market timing or excessive trading policies implemented by the intermediary or plan. Please contact your intermediary or plan sponsor for more details.

NOTE ON SEC EXEMPTION

          The SEC granted the Fund an exemption from certain provisions of the Investment Company Act of 1940. The exemption permits shares of the Fund (as well as shares of the other series or portfolios of the Trust) to be offered as an investment option for both variable annuity contracts and variable life insurance policies issued by TIAA-CREF Life, or by insurance companies affiliated or unaffiliated with TIAA-CREF Life, and to qualified plans. Due to differences in tax treatment or other considerations, the interests of various contractowners participating in the Fund and the interests of qualified plans or general accounts investing in the Fund could potentially conflict. The Board of Trustees is required to monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action, if any, should be taken in response to any such conflict, and the Board has the right to require an insurance company to remove its assets from the Fund to resolve a material irreconcilable conflict.

OFFERING, PURCHASING AND REDEEMING SHARES

          Shares of the Fund are not sold directly to you, but rather are sold in a continuous offering to insurance company separate accounts to fund variable annuity or other insurance contracts.

          Your premiums under the contracts are placed in the appropriate investment account of the separate account, and the assets of the investment account are then invested in the shares of the Fund. The separate account purchases and redeems shares of the Fund at NAV without sales or redemption charges.

          For each day on which the Fund’s NAV is calculated, the separate account transmits to the Fund any orders to purchase or redeem shares of the Fund based on the purchase payments, redemption requests, death benefits, contract charges and transfer requests from contractowners and beneficiaries that have been processed on that day. The separate account purchases and redeems shares of the Fund at the Fund’s NAV per share calculated as of that same day.

ADDITIONAL INFORMATION ABOUT INDEX PROVIDERS

          The Russell 3000® Index is a trademark/service mark of the Russell Investment Group. The Russell Investment Group is the owner of the copyrights

TIAA-CREF Life Funds ▪ Stock Index Fund ▪ Prospectus	19

relating to the Russell Indexes and is the source and owner of the data contained or reflected in the performance values relating to the Russell Indexes. The Fund is not promoted by, nor in any way affiliated with, the Russell Investment Group. The Russell Investment Group is not responsible for and has not reviewed the Fund nor any associated literature or publications and the Russell Investment Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

GLOSSARY

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration.

Equity Securities: Primarily, common stock, preferred stock and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income or Fixed-Income Securities: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that generally pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); non-interest bearing debt securities (i.e., zero coupon bonds) and other non-equity securities that pay dividends.

Foreign Investments: Foreign investments may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States, (3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally recognized statistical rating organization (“NRSRO”) or unrated securities that Advisors determines are of comparable quality.

20	Prospectus ▪ TIAA-CREF Life Funds ▪ Stock Index Fund

U. S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

TIAA-CREF Life Funds ▪ Stock Index Fund ▪ Prospectus	21

FINANCIAL HIGHLIGHTS

          The Financial Highlights table is intended to help you understand the financial performance of the Fund for the past five years (or, if the Fund has not been in operation for five years, since commencement of operations of the Fund). Certain information reflects financial results for a single share of the Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

          PricewaterhouseCoopers LLP serves as the Fund’s independent registered public accounting firm and has audited the financial statements of the Fund for each of the periods presented in the five-year period ended December 31, 2009. Their report appears in the Trust’s Annual Report, which is available without charge upon request.

22	Prospectus ▪ TIAA-CREF Life Funds ▪ Stock Index Fund

FINANCIAL HIGHLIGHTS

STOCK INDEX FUND ▪ FOR THE PERIOD OR YEAR ENDED

	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of year	$19.39	$31.70	$30.94	$27.45	$26.31

Gain (loss) from investment operations:
Net investment income (a)	0.44	0.58	0.59	0.51	0.46
Net realized and unrealized
gain (loss) on total investments	5.05	(12.34)	1.02	3.77	1.14

Total gain (loss) from investment operations	5.49	(11.76)	1.61	4.28	1.60

Less distributions from:
Net investment income	(0.42)	(0.51)	(0.60)	(0.52)	(0.46)
Net realized gains	—	(0.04)	(0.25)	(0.27)	—

Total distributions	(0.42)	(0.55)	(0.85)	(0.79)	(0.46)

Net asset value, end of year	$24.46	$19.39	$31.70	$30.94	$27.45

TOTAL RETURN	28.36%	(37.08%)	5.16%	15.62%	6.04%

RATIOS AND SUPPLEMENTAL DATA

Net assets at end of year (in thousands)	$152,314	$112,938	$184,339	$171,015	$152,936
Ratio of expenses to average net assets	0.06%	0.06%	0.06%	0.06%	0.06%
Ratio of net investment income to average net assets	2.11%	2.19%	1.82%	1.75%	1.73%
Portfolio turnover rate	7%	7%	13%	14%	8%

(a) Based on average shares outstanding.

TIAA-CREF Life Funds ▪ Stock Index Fund ▪ Prospectus	23

FOR MORE INFORMATION ABOUT TIAA-CREF LIFE FUNDS

The following documents contain more information about the Funds and are available free upon request:

Statement of Additional Information (“SAI”). The Fund’s SAI contains more information about certain aspects of the Fund. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the Fund’s SAI is legally a part of the Prospectus.

Annual and Semiannual Reports. The Fund’s annual and semiannual reports provide additional information about the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the preceding fiscal year. The audited financial statements in the Fund’s annual shareholder report dated December 31, 2009 are also incorporated into this Prospectus by reference.

Requesting documents. You can request a copy of the Fund’s SAI or these reports without charge, or contact the Fund for any other purpose, in any of the following ways:

By telephone:
Call 877 825-0411

In writing:
TIAA-CREF Life Funds
730 Third Avenue
New York, NY 10017-3206

Over the Internet:
www.tiaa-cref.org

Information about the Trust (including the Fund’s SAI) can be reviewed and copied at the SEC’s public reference room (202 551-8090) in Washington, D.C. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549.

If you have any questions about the TIAA-CREF Life Funds or your variable contract, please call us at 877 825-0411.

1940 Act File No. 811-08961	A12167 (5/10)

PROSPECTUS

MAY 1, 2010

SOCIAL CHOICE EQUITY FUND

of the TIAA-CREF Life Funds

This prospectus (“Prospectus”) contains important information about the shares offered by the fund listed above (the “Fund”), one of the ten investment portfolios of the TIAA-CREF Life Funds (the “Trust”). The Fund is available only through the purchase of variable annuity contracts or variable life insurance policies (collectively, “contracts”) issued by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”). Shares of the Fund may be offered in the future in connection with variable insurance products issued by TIAA-CREF Life or by insurance companies affiliated or unaffiliated with TIAA-CREF Life, and to qualified retirement plans. Please read this Prospectus, along with the prospectus describing the contract, before investing and keep both prospectuses for future reference.

The Fund may not be available to you under your variable insurance contract. Check your contract and any endorsements for the availability of the Fund.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION

SOCIAL CHOICE EQUITY FUND

of the TIAA-CREF Life Funds

Ticker: TLCHX

INVESTMENT OBJECTIVE

          The Fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

FEES AND EXPENSES

          The following table describes the fees and expenses that you pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%
Maximum Deferred Sales Charge	0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%
Redemption Fee	0%
Exchange Fee	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)1

Management Fees	0.15%
Other Expenses	0.36%
Total Annual Fund Operating Expenses	0.51%
Waivers and Expense Reimbursements[2]	0.29%
Net Annual Fund Operating Expenses	0.22%

[1]	Expense information has been restated to reflect the Fund’s new advisory and administration agreements effective May 1, 2010.

[2]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”), has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.22% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2011 unless changed with approval of the Board of Trustees.

TIAA-CREF Life Funds ▪ Social Choice Equity Fund ▪ Prospectus	3

          Example

          This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place until April 30, 2011 but that there will be no waiver or expense reimbursement agreement in effect thereafter. The example does not reflect the fees and expenses of any variable annuity contract or variable life insurance policy and the costs in the example would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$23
3 Years	$134
5 Years	$256
10 Years	$612

PORTFOLIO TURNOVER

          The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

          Under normal circumstances, the Fund invests at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in equity securities. The Fund attempts to track the return of the U.S. stock market as represented by its benchmark, the Russell 3000® Index, while investing only in companies whose activities are consistent with the Fund’s social criteria.

          The social criteria the Fund takes into consideration, and any universe of investments that the Fund utilizes, are non-fundamental investment policies. They can be changed without the approval of the Fund’s shareholders.

          The Fund primarily invests in companies that are screened by KLD Research and Analytics, Inc. (“KLD”) to favor companies that meet or exceed certain environmental, social and governance (“ESG”) criteria. The Fund does this by investing in companies included in the FTSE KLD U.S. All Cap Sustainability Index (USSA) (formerly, the KLD Broad Market Social IndexSM) (the “FTSE KLD USSA Index”), which is a subset of the 3,000 largest publicly-

4	Prospectus ▪ TIAA-CREF Life Funds ▪ Social Choice Equity Fund

traded U.S. companies that meet or exceed the screening criteria described below.

          Prior to being eligible for inclusion in the FTSE KLD USSA Index, companies are subject to a comprehensive ESG performance evaluation conducted by KLD, consisting of numerous factors. The ESG evaluation process favors companies that are: (i) strong stewards of the environment; (ii) devoted to serving local communities and society generally; (iii) committed to higher labor standards for their own employees and those in the supply chain; (iv) dedicated to producing high-quality and safe products; and (v) managed in an exemplary and ethical manner.

          Examples of environmental assessment categories are: management systems, types of products and services produced, natural resource use, effect on climate change, and waste and emissions. Social evaluation categories include the treatment of employees and suppliers and dealings with the community and society at large. Governance assessment categories include governance structure, business ethics, transparency and reporting, and response to shareholder resolutions.

          KLD then ranks companies by industry sector peer group according to the ESG performance ratings. All companies must meet or exceed minimum ESG performance standards to be included in the FTSE KLD USSA Index. For each industry sector, key ESG performance factors are identified and given more weight in the process. Concerns in one area do not automatically eliminate a company from potential inclusion in the FTSE KLD USSA Index or the Fund. When ESG concerns exist, the process gives careful consideration to how companies address the risks and opportunities they face in the context of their sector or industry and relative to their peers.

          The social and environmental impact of corporate activities related to the production and sale of alcohol, tobacco, military weapons, firearms, nuclear power and gambling products and services are quantified and incorporated into a company’s overall ESG performance assessment. While not automatically excluded from the FTSE KLD USSA Index or the Fund, most companies involved in these industries are ineligible for inclusion in the Index due to their poor overall ESG performance relative to their industry sector peers.

          The Corporate Governance and Social Responsibility Committee of the Fund’s Board of Trustees provides guidance with respect to the Fund’s social criteria. The Fund seeks to ensure that its investments are consistent with its social criteria, but Advisors cannot guarantee that this will always be the case for every Fund holding. Even if an investment is not excluded by KLD’s criteria, Advisors has the option of excluding the investment if it decides the investment is inappropriate. Consistent with its responsibilities, the Corporate Governance and Social Responsibility Committee will continue to evaluate the implications of any future modifications KLD makes to its ESG evaluation process.

          The Fund is not restricted from investing in any securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The

TIAA-CREF Life Funds ▪ Social Choice Equity Fund ▪ Prospectus	5

Fund may also invest in securities issued by other countries or their agencies or instrumentalities as approved by the Corporate Governance and Social Responsibility Committee. The Fund may invest up to 15% of its assets in foreign investments.

PRINCIPAL INVESTMENT RISKS

          You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•	Market Risk—The risk that market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the security over short or extended periods of time.

•

Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from securities of U.S. issuers. This risk may be heightened in emerging or developing markets.

•

Large-Cap Risk—The risk that large-capitalization companies are more mature and may grow more slowly than the economy as a whole and tend to go in and out of favor based on market and economic conditions.

•

Mid-Cap Risk—The risk that the stocks of mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

•

Small-Cap Risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies are often less liquid than securities of larger companies as a result of there being a smaller market for their securities.

•	Index Risk—The risk that the Fund’s performance will not correspond to its benchmark index for any period of time and may underperform such index or the overall stock market.

•

Active Management Risk—The risk that poor securities selection by the Fund’s investment adviser could cause the Fund to underperform its benchmark index or mutual funds with similar investment objectives.

6	Prospectus ▪ TIAA-CREF Life Funds ▪ Social Choice Equity Fund

•

Social Criteria Risk—The risk that because the Fund’s social criteria exclude securities of certain issuers for nonfinancial reasons, the Fund may forgo some market opportunities available to funds that don’t use these criteria.

          There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see page 9 of the prospectus for detailed information about the risks described above.

PAST PERFORMANCE

          The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of shares of the Fund. Below the bar chart are the best and worst returns for a calendar quarter since inception of the Fund. The performance table following the bar chart shows the Fund’s average annual total returns over the one-year, five-year and since-inception periods (where applicable) ended December 31, 2009, and how those returns compare to those of the Fund’s benchmark index. Effective May 1, 2010, fees charged to the Fund have increased. The Fund’s past performance has not been restated to reflect such fees, and performance would be lower if it had been restated. In addition, returns do not reflect fees and expenses of any variable annuity or variable life insurance contract and would be lower if they did.

          Past performance of the Fund is not necessarily an indication of how it will perform in the future. For current performance information of the Fund, including performance to the most recent month-end, please visit www.tiaa-cref.org.

AVERAGE ANNUAL TOTAL RETURNS (%)

Best quarter: 17.72%, for the quarter ended June 30, 2009. Worst quarter: -23.71%, for the quarter ended December 31, 2008.

TIAA-CREF Life Funds ▪ Social Choice Equity Fund ▪ Prospectus	7

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2009

	One Year	Five Years	Since Inception

Social Choice Equity Fund (Inception: April 3, 2000)	32.51%	1.63%	–0.08%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	28.34%	0.76%	–0.62%

Current performance of the Fund’s shares may be higher or lower than that shown above.

          After-tax returns have not been shown because they are not relevant since Fund shares currently are held only through insurance company separate accounts.

PORTFOLIO MANAGEMENT

          Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

          Portfolio Managers. The following persons jointly manage the Fund on a day-to-day basis:

Name:	Phillip James (Jim) Campagna, CFA	Anne Sapp, CFA
Title:	Director	Managing Director
Experience on Fund:	since 2005	since 2004

PURCHASE AND SALE OF FUND SHARES

          Please contact the insurance company that issued your variable product for more information on the purchase and sale of Fund shares.

TAX INFORMATION

          Because the only shareholders of the Fund are the insurance companies offering the variable annuity and life insurance contracts, no discussion is included here about the federal income tax consequences at the shareholder level. The federal income tax consequences for purchases of a variable annuity or life insurance contract are described in the prospectus for such contracts.

PAYMENTS TO INSURANCE COMPANIES AND BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARY COMPENSATION

          The Fund is only available as an underlying investment for variable life insurance and variable annuity contracts. The Fund and its distributor (and their related companies) may make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable contract. Payments to broker-dealers and other financial intermediaries may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend a

8	Prospectus ▪ TIAA-CREF Life Funds ▪ Social Choice Equity Fund

variable product and the Fund over another investment. Ask your financial adviser or visit the website of the insurance company or the financial intermediary for more information. The disclosure document for your variable contract may contain additional information about these payments.

ADDITIONAL INFORMATION ABOUT THE FUND

ADDITIONAL INFORMATION ON PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

          This Prospectus describes the Fund and its investment objective, principal investment strategies and restrictions and principal investment risks. An investor should consider whether the Fund is an appropriate investment. The investment objective of the Fund and its non-fundamental investment restrictions may be changed by the Board of Trustees of the Trust (the “Board of Trustees”) without shareholder approval. Certain investment restrictions described in the Fund’s Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval.

          The Fund may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the Fund may be successful in reducing market losses but may otherwise fail to achieve its investment objective.

          The use of a particular index as the Fund’s benchmark index is not a fundamental policy and can be changed without shareholder approval. The Fund will notify you before such a change is made.

           The Fund is not appropriate for market timing. You should not invest in the Fund if you are a market timer.

          No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program.

          Please see the Glossary toward the end of this Prospectus for certain defined terms used in this Prospectus.

ADDITIONAL INFORMATION ON PRINCIPAL INVESTMENT RISKS OF THE FUND

          The Fund invests to some degree in equity securities. In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. Therefore, the value of the Fund may increase or decrease as a result of its interest in equity securities. More specifically, the Fund, or any of the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•

Market Risk—The risk that the price of equity securities may decline in response to general market and economic conditions or events, including conditions and developments outside of the equity markets such as significant changes in interest and inflation rates and the availability of

TIAA-CREF Life Funds ▪ Social Choice Equity Fund ▪ Prospectus	9

credit. Accordingly, the value of the equity securities that the Fund holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock’s price. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region. During periods of unusual volatility or turmoil in the equity markets, the Fund may undergo an extended period of decline.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time. In times of market turmoil, perceptions of a company’s credit risk can quickly change and even large, well-established companies may deteriorate rapidly with little or no warning.

•

Foreign Investment Risk—Foreign investments, which may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from one or more of the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and custodial and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

          The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices of issuers in emerging market countries may be volatile and difficult to determine. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many such countries.

•

Large-Cap Risk—The risk that, by focusing on securities of larger companies, the Fund may have fewer opportunities to identify securities that the market misprices and that these companies may grow more slowly than the economy as a whole or not at all. Also, larger companies may fall

10	Prospectus ▪ TIAA-CREF Life Funds ▪ Social Choice Equity Fund

out of favor with the investing public for market, political and economic conditions, including for reasons unrelated to their businesses or economic fundamentals.

•

Mid-Cap Risk—Securities of medium-sized companies may experience greater fluctuations in price than the securities of larger companies. From time to time, medium-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may sometimes be difficult to find buyers for securities of medium-sized companies that the Fund wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of medium-sized companies are sometimes greater than those of more widely traded securities.

•

Small-Cap Risk—Securities of small-sized companies may experience greater fluctuations in price than the securities of larger companies. From time to time, small-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may sometimes be difficult to find buyers for securities of small-sized companies that the Fund wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of small-sized companies are sometimes greater than those of more widely traded securities.

•

Index Risk—Index risk is the risk that the performance of the Fund will not correspond to, or may underperform, its benchmark index for any period of time. Although an Index Fund attempts to use the investment performance of its respective index as a baseline, it may not duplicate the exact composition of that index. In addition, unlike a mutual fund, the returns of an index are not reduced by investment and other operating expenses, and therefore, the ability of an Index Fund to match the performance of its index is adversely affected by the costs of buying and selling investments as well as other expenses. Therefore, no Index Fund can guarantee that its performance will match or exceed its index for any period of time.

•

Active Management Risk—The risk that the performance of a fund that is actively managed, in whole or in part, reflects in part the ability of the portfolio manager(s) to make active, qualitative investment decisions that are suited to achieving the fund’s investment objective. As a result of active

TIAA-CREF Life Funds ▪ Social Choice Equity Fund ▪ Prospectus	11

management, such fund could underperform other mutual funds with similar investment objectives.

          In addition to the principal investment risks set forth above, there are other risks associated with investing in the Fund and in equity securities that are discussed in the “Summary Information” section above and in the Fund’s SAI, which risks may include some of the risks previously identified for equity securities.

          No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in the Fund.

ADDITIONAL INFORMATION ABOUT THE FUND’S BENCHMARK INDEX

          The benchmark index described below is unmanaged, and you cannot invest directly in the index.

           Russell 3000® Index

          The Russell 3000® Index represents the 3,000 largest publicly-traded U.S. companies, based on market capitalization (according to the Russell Investment Group). Russell 3000 companies represent about 98% of the total market capitalization of the publicly-traded U.S. equity market. As of December 31, 2009, the market capitalization of companies in the Russell 3000® Index ranged from $20 million to $332.7 billion, with a mean market capitalization of $67.7 billion and a median market capitalization of $753 million. The Russell Investment Group determines the composition of the index based only on market capitalization and can change its composition at any time.

NON-PRINCIPAL INVESTMENT STRATEGIES

          The Fund may also make certain other investments. For example, the Fund may invest in short-term debt securities of the same type as those held by money market funds and other kinds of short-term instruments for cash management and other purposes. These securities help the Fund maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The Fund also may invest up to 20% of its assets in fixed-income securities.

          The Fund also may buy and sell: (1) put and call options on securities of the types they each may invest in and on securities indices composed of such securities, (2) futures contracts on securities indices composed of securities of the types in which each may invest, and (3) put and call options on such futures contracts. The Fund may use such options and futures contracts for hedging and cash management purposes and to increase total return. Futures contracts permit the Fund to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments.

12	Prospectus ▪ TIAA-CREF Life Funds ▪ Social Choice Equity Fund

          Where appropriate futures contracts do not exist, or if Advisors deems advisable for other reasons, the Fund may invest in investment company securities, such as exchange-traded fund (“ETFs”). The Fund may also use ETFs for cash management purposes and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When the Fund invests in ETFs or other investment companies, the Fund bears a proportionate share of expenses charged by the investment company in which it invests. In seeking to manage currency risk, the Fund also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

          The Fund can invest in derivatives and other similar financial instruments, such as equity swaps (including contracts for difference, an arrangement where the return is linked to the price movement of an underlying security, and other arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities, so long as these derivatives and financial instruments are consistent with the Fund’s investment objective and restrictions, policies and current regulations.

          Please see the Fund’s SAI for more information on these and other investments the Fund may utilize.

PORTFOLIO HOLDINGS

          A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s SAI.

PORTFOLIO TURNOVER

          If the Fund engages in active and frequent trading of portfolio securities, it will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in greater brokerage commission expenses or other transaction costs borne by the Fund and, ultimately, by shareholders. Also, a high portfolio turnover rate for the Fund may cause the Fund to be more likely to generate capital gains that must be distributed to shareholders as taxable income. The Fund is not subject to a specific limitation on portfolio turnover, and securities of the Fund may be sold at any time such sale is deemed advisable for investment or operational reasons. Also, certain trading strategies utilized by the Fund may increase portfolio turnover. The portfolio turnover rate of the Fund is listed above in the “Summary Information” section and the portfolio turnover rate during recent fiscal periods are provided in the Financial Highlights.

MANAGEMENT OF THE FUND

THE FUND’S INVESTMENT ADVISER

          Advisors manages the assets of the Trust, under the supervision of the Board of Trustees. Advisors is an indirect wholly owned subsidiary of Teachers

TIAA-CREF Life Funds ▪ Social Choice Equity Fund ▪ Prospectus	13

Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1 and the TIAA-CREF Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“Investment Management”), the personnel of Advisors also manage the investment accounts of CREF. As of December 31, 2009 Advisors and Investment Management together had approximately $199 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

          TIAA-CREF entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example, the investment accounts of CREF, TIAA or its subsidiaries perform services “at cost.” The Fund offered in this Prospectus, however, pays the management fees and other expenses that are described in the table on Fees and Expenses in the Prospectus. The management fees paid by the Fund to Advisors are intended to compensate Advisors for its services to the Fund and are not limited to the reimbursement of Advisors’ costs. Thus, under this arrangement, Advisors can earn a profit or incur a loss on the services which it renders to the Fund.

          During the fiscal year ended December 31, 2009, the aggregate fees paid to Advisors under the prior investment management agreement dated November 30, 1998, as amended (the “Prior Management Agreement”) with respect to the Fund were 0.07%. The Prior Management Agreement provided for a unitary fee structure under which Advisors provided or paid for virtually all services necessary for the Fund’s operations for the fee described above. As of May 1, 2010, the Prior Management Agreement is no longer in effect.

          Advisors now manages the assets of the Fund described in this Prospectus pursuant to a new investment advisory agreement with the Trust dated May 1, 2010 that was approved by shareholders of the Fund on March 23, 2010 (the “Advisory Agreement”). Advisors’ duties under the Advisory Agreement include, among other things, providing the Fund with investment research, advice and supervision, furnishing an investment program for the Fund, determining which securities or other investments to purchase, sell or exchange and providing or obtaining any other necessary services to manage, acquire or dispose of securities, cash or other investments.

          The annual investment advisory fees charged under the Advisory Agreement with respect to the Fund are as follows:

INVESTMENT MANAGEMENT FEES

	Assets Under Management (Billions)	Fee Rate (average daily net assets)

Social Choice Equity Fund	All Assets	0.15%

14	Prospectus ▪ TIAA-CREF Life Funds ▪ Social Choice Equity Fund

          A discussion regarding the basis for the Board of Trustees’ most recent approval of the Fund’s Prior Management Agreement is available in the Fund’s annual shareholder report for the period ended December 31, 2009. A discussion regarding the basis for the Board of Trustees’ most recent approval of the Advisory Agreement will be available in the Fund’s semi-annual report for the period ending June 30, 2010. For a free copy of the Fund’s shareholder report, please call 800 842-2776, visit the Fund’s website at www.tiaa-cref.org or visit the SEC’s website at www.sec.gov.

PORTFOLIO MANAGEMENT TEAM

          The Fund is managed by a team of managers, whose members are jointly responsible for the day-to-day management of the Fund, with expertise in the area(s) applicable to the Fund’s investments. The following is a list of members of the management team primarily responsible for managing the Fund’s investments, along with their relevant experience. The members of the team may change from time to time.

			Total Experience (since dates specified below)

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team

SOCIAL CHOICE EQUITY FUND

Phillip James (Jim) Campagna, CFA Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates— 2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Capital Management—1997 to 2005 (portfolio manager for a variety of equity index funds)	2005	1991	2005

Anne Sapp, CFA Managing Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates— 2004 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Transition Management Services— 2001 to 2004 (portfolio manager for a variety of equity index funds)	2004	1987	2004

          The Fund’s SAI provides additional disclosure about the compensation structure of the Fund’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of shares of the Fund.

OTHER SERVICES

          Advisors also provides certain administrative services to the Fund pursuant to a new Administrative Services Agreement with the Trust dated May 1, 2010

TIAA-CREF Life Funds ▪ Social Choice Equity Fund ▪ Prospectus	15

(the “Administrative Services Agreement”). Under the Administrative Services Agreement, Advisors is obligated to provide certain administrative and operational oversight services to the Fund. These services include, among other things, supervising the performance of the Fund’s custodian, transfer agent and fund administrator, furnishing necessary personnel, office space and equipment for the non-investment-related operations of the Fund and calculating the Fund’s net asset value. The Fund is responsible for paying all of its direct operational expenses, which expenses include, among other things, custodian and transfer agent fees, pricing costs, fund accounting fees, legal fees of fund and trustee counsel, expenses of shareholder meetings and the costs of preparing, printing and mailing registration statements and updated prospectuses. For Advisor’s provision of its administrative and operational oversight services to the Fund, the Fund pays to Advisors at the end of each calendar month the allocated costs of such services as determined under the TIAA-CREF cost allocation methodology then in effect. Prior to May 1, 2010, such services were provided or paid for pursuant to the Fund’s Prior Management Agreement.

DISTRIBUTION AND SERVICE ARRANGEMENTS

          Teachers Personal Investors Services, Inc. (“TPIS”) distributes the Fund’s shares. TPIS does not currently enter into agreements, or otherwise pay, other intermediaries to sell shares of the Fund. However, the Fund and TPIS (and their related companies) may in the future make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. In the event that these payments are made, the payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable contract. Payments to broker-dealers and other financial intermediaries may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend a variable product and the Fund over another investment. Ask your financial adviser or visit the website of the insurance company or the financial intermediary for more information. The disclosure document for your variable contract may contain additional information about these payments. Fund shares are distributed or sold only to the variable annuity or variable life insurance contracts that invest in the Fund.

CALCULATING SHARE PRICE

          The Fund determines its net asset value (“NAV”) per share, or share price, on each day the New York Stock Exchange (the “NYSE”) is open for business. The NAV for the Fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time or at such earlier time that regular trading on the NYSE closes prior to 4:00 p.m. Eastern Time). The Fund does not price its shares on days that the NYSE is closed. NAV per share is

16	Prospectus ▪ TIAA-CREF Life Funds ▪ Social Choice Equity Fund

determined by dividing the value of the Fund’s assets, less all liabilities, by the total number of shares outstanding.

          If the Fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares.

          The Fund generally uses market quotations or values obtained from independent pricing services to value securities and other instruments held by the Fund. However, fixed-income securities held by the Fund with remaining maturities of 60 days or less generally are valued using their amortized cost. If market quotations or values from independent pricing services are not readily available or are not considered reliable, the Fund will use a security’s “fair value,” as determined in good faith using procedures approved by the Board of Trustees. The Fund may also use fair value if events that may have a significant effect on the value of an investment (as determined in Advisors’ sole discretion) occur between the time when its price is determined and the time the Fund’s NAV is calculated. For example, the Fund might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before the Fund’s NAV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the Fund’s NAV. Although the Fund fair values portfolio securities on a security-by-security basis, funds that hold foreign portfolio securities may see their portfolio securities fair valued more frequently than other funds that do not hold foreign securities.

          Fair value pricing most commonly occurs with securities that are primarily traded outside the United States. Fair value pricing may occur, for instance, when there are significant market movements in the U.S. after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust based on market movements in the U.S. when their markets open the next day. In these cases, the Fund may fair value certain foreign securities when it is believed the last traded price on the foreign market does not reflect the value of that security at 4:00 pm Eastern Time. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price.

          While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of the Fund to the detriment of longer-term shareholders, it may reduce some of the certainty in pricing obtained by using actual market close prices.

          The Fund’s fair value pricing procedures provide, among other things, for the Fund to examine whether to fair value foreign securities when there is a significant movement in the value of a U.S. market index between the close of

TIAA-CREF Life Funds ▪ Social Choice Equity Fund ▪ Prospectus	17

one or more foreign markets and the close of the NYSE. The Fund also examines the prices of individual securities to determine, among other things, whether the price of such securities reflects fair value at the close of the NYSE based on market movements. In addition, the Fund may fair value domestic securities when it is believed the last market quotation is not readily available or such quotation does not represent the fair value of that security.

          Money market instruments with maturities of more than 60 days are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

DIVIDENDS, DISTRIBUTIONS AND TAXES

          The tax status of your investment depends upon your variable insurance contract. For a complete discussion of the tax status of your contract, please refer to the prospectus describing the contract.

          Shares in the Fund may only be held through a variable annuity or other variable insurance contract. Under current tax law, any dividend or capital gains distributions from the Fund will be exempt from current taxation if left to accumulate within your variable contract. Withdrawals from your contract may be taxed as ordinary income. You may also be subject to a 10% penalty tax if a withdrawal is made before age 59½.

          The Fund expects to declare and distribute to its shareholders (i.e., any separate accounts) substantially all of its net investment income and net realized capital gains.

          The Fund will normally distribute dividends and capital gains annually.

          In addition, the Fund may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year.

          All dividend and capital gains distributions from the Fund will be automatically reinvested by the separate account in additional shares of the Fund.

          The Fund has qualified and intends to continue to qualify for taxation as a “regulated investment company” under Subchapter M of Chapter 1 of the Code so that it will not be subject to federal income tax to the extent its income and net capital gains are distributed to shareholders. In addition, the Fund intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

IMPORTANT TRANSACTION INFORMATION

          Voting Rights. The Trust may hold shareholders’ meetings periodically to elect trustees, change fundamental policies, approve a management agreement or for other purposes. Each share is entitled to one vote for each dollar of net

18	Prospectus ▪ TIAA-CREF Life Funds ▪ Social Choice Equity Fund

asset value represented by that share (each fractional share is entitled to a fractional vote) on all matters to which shareholders are entitled to vote. You should refer to the SAI, as well as the separate prospectus describing your contract and the separate account, which accompanies this Prospectus, for more information on your voting rights.

          Important Information About Procedures for Opening a New Account. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require the Fund to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. The Fund may also be required to provide additional information about you and your account to government regulators.

          Customer Complaints. Customer complaints may be directed to TIAA-CREF Life Funds, 730 Third Avenue, New York, NY 10017-3206, Mail Stop 730/06/41, Attention: Director, Distribution Operations Services.

          Electronic Prospectuses. If you received this Prospectus electronically and would like a paper copy, please contact the Fund and one will be sent to you.

MARKET TIMING/EXCESSIVE TRADING POLICY—APPLICABLE TO ALL INVESTORS

          There are separate account contract owners who may try to profit from transferring money back and forth among the accounts invested in the Fund and other funds in an effort to “time” the market. As money is shifted in and out of the Fund, the Fund may incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all contract owners, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. Consequently, the Fund is not appropriate for such market timing and you should not invest in the Fund if you want to engage in market timing activity.

          The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if, within a 60-calendar day period, a contract owner redeems or exchanges any monies out of an investment account that holds shares of the Fund, subsequently purchases or exchanges any monies back into that same investment account holding shares of the Fund and then redeems or exchanges any monies out of that same investment account holding shares of the Fund, the contract owner will not be permitted to make electronic transfers (i.e., transfers over the Internet, by telephone or fax) back into that same investment account holding shares of the Fund through a purchase or exchange for 90 calendar days.

          These market timing policies and procedures will not be applied to certain types of transactions like reinvestments of dividends and capital gains

TIAA-CREF Life Funds ▪ Social Choice Equity Fund ▪ Prospectus	19

distributions, systematic withdrawals, systematic purchases, automatic rebalancings, death and hardship withdrawals, certain transactions made within a separate account, retirement plan or employee benefit plan, such as contributions, mandatory distributions, loans and separate account or plan sponsor-initiated transactions, and other types of transactions specified by the Fund’s management. In addition, the market timing policies and procedures will not apply to certain tuition (529) programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Fund’s management. The Fund’s management may also waive the market timing policies and procedures when it is believed that such waiver is in the Fund’s best interests, including but not limited to when it is determined that enforcement of these policies and procedures is not necessary to protect the Fund from the effects of short-term trading.

          The Fund also reserves the right to reject any purchase or exchange request, including when it is believed that a request would be disruptive to the Fund’s efficient portfolio management. The Fund also may suspend or terminate your ability to transact by telephone, fax or Internet for any reason, including the prevention of market timing. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or amount of the investment or because of a history of excessive trading by the contract owner. Because the Fund has discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.

          The Fund’s portfolio securities are fair valued, as necessary (most frequently with respect to international holdings), to help ensure that a portfolio security’s true value is reflected in the Fund’s NAV, thereby minimizing any potential stale price arbitrage.

          The Fund seeks to apply its specifically defined market timing policies and procedures uniformly to all contract owners, and not to make exceptions with respect to these policies and procedures (beyond the exemptions noted above). The Fund makes reasonable efforts to apply these policies and procedures to contract owners who own shares through separate accounts or other intermediaries. These efforts may include requesting transaction data from separate accounts or other intermediaries from time to time to verify whether the Fund’s policies are being followed and/or to instruct separate accounts or other intermediaries to take action against contract owners who have violated the Fund’s market timing policies. At times, the Fund may agree to defer to an insurance company’s or other intermediary’s market timing policy if the Fund’s management believes that the insurance company’s or other intermediary’s policy provides comparable protection of Fund contract owners’ interests. The Fund has the right to modify its market timing policies and procedures at any time without advance notice.

20	Prospectus ▪ TIAA-CREF Life Funds ▪ Social Choice Equity Fund

The Fund is not appropriate for market timing. Separate accounts that want to facilitate the market timing activities of their contract owners should not invest in the Fund.

          Contract owners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite efforts to discourage market timing, there is no guarantee that the Fund or its agents will be able to identify such contract owners or curtail their trading practices.

          Please note that you may be subject to additional market timing or excessive trading policies implemented by the separate account through which you hold Fund shares. Please contact your separate account for more details.

          If you invest in the Fund through an intermediary, including through a retirement or employee benefit plan, you may be subject to additional market timing or excessive trading policies implemented by the intermediary or plan. Please contact your intermediary or plan sponsor for more details.

NOTE ON SEC EXEMPTION

          The SEC granted the Fund an exemption from certain provisions of the Investment Company Act of 1940. The exemption permits shares of the Fund (as well as shares of the other series or portfolios of the Trust) to be offered as an investment option for both variable annuity contracts and variable life insurance policies issued by TIAA-CREF Life, or by insurance companies affiliated or unaffiliated with TIAA-CREF Life, and to qualified plans. Due to differences in tax treatment or other considerations, the interests of various contractowners participating in the Fund and the interests of qualified plans or general accounts investing in the Fund could potentially conflict. The Board of Trustees is required to monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action, if any, should be taken in response to any such conflict, and the Board has the right to require an insurance company to remove its assets from the Fund to resolve a material irreconcilable conflict.

OFFERING, PURCHASING AND REDEEMING SHARES

          Shares of the Fund are not sold directly to you, but rather are sold in a continuous offering to insurance company separate accounts to fund variable annuity or other insurance contracts.

          Your premiums under the contracts are placed in the appropriate investment account of the separate account, and the assets of the investment account are then invested in the shares of the Fund. The separate account purchases and redeems shares of the Fund at NAV without sales or redemption charges.

          For each day on which the Fund’s NAV is calculated, the separate account transmits to the Fund any orders to purchase or redeem shares of the Fund based on the purchase payments, redemption requests, death benefits, contract charges and transfer requests from contractowners and beneficiaries that have

TIAA-CREF Life Funds ▪ Social Choice Equity Fund ▪ Prospectus	21

been processed on that day. The separate account purchases and redeems shares of the Fund at the Fund’s NAV per share calculated as of that same day.

22	Prospectus ▪ TIAA-CREF Life Funds ▪ Social Choice Equity Fund

ADDITIONAL INFORMATION ABOUT INDEX PROVIDERS

          The Russell 3000® Index is a trademark/service mark of the Russell Investment Group. The Russell Investment Group is the owner of the copyrights relating to the Russell Indexes and is the source and owner of the data contained or reflected in the performance values relating to the Russell Indexes. The Fund is not promoted by, nor in any way affiliated with, the Russell Investment Group. The Russell Investment Group is not responsible for and has not reviewed the Fund nor any associated literature or publications and the Russell Investment Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

          The Fund is not promoted, sponsored or endorsed by, or in any way affiliated with KLD Research and Analytics, Inc. KLD Research and Analytics, Inc. is not responsible for and has not reviewed the Fund, nor any associated literature or publications and it makes no representation or warranty, express or implied, as to their accuracy, completeness or otherwise. KLD Research and Analytics, Inc.’s publication of its indices in no way suggests or implies an opinion by it as to the attractiveness or appropriateness of investment in any or all securities upon which its indices are based. KLD Research and Analytics, Inc. makes no express or implied warranty, and expressly disclaims any warranty, of any kind, including without limitation, any warranty of merchantability or fitness for a particular purpose with request to its indices or any data or any security (or combination thereof) included therein.

GLOSSARY

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration.

Equity Securities: Primarily, common stock, preferred stock and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income or Fixed-Income Securities: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that generally pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); non-interest bearing debt

TIAA-CREF Life Funds ▪ Social Choice Equity Fund ▪ Prospectus	23

securities (i.e., zero coupon bonds) and other non-equity securities that pay dividends.

Foreign Investments: Foreign investments may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States, (3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally recognized statistical rating organization (“NRSRO”) or unrated securities that Advisors determines are of comparable quality.

U. S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

24	Prospectus ▪ TIAA-CREF Life Funds ▪ Social Choice Equity Fund

FINANCIAL HIGHLIGHTS

          The Financial Highlights table is intended to help you understand the financial performance of the Fund for the past five years (or, if the Fund has not been in operation for five years, since commencement of operations of the Fund). Certain information reflects financial results for a single share of the Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

          PricewaterhouseCoopers LLP serves as the Fund’s independent registered public accounting firm and has audited the financial statements of the Fund for each of the periods presented in the five-year period ended December 31, 2009. Their report appears in the Trust’s Annual Report, which is available without charge upon request.

TIAA-CREF Life Funds ▪ Social Choice Equity Fund ▪ Prospectus	25

FINANCIAL HIGHLIGHTS

SOCIAL CHOICE EQUITY FUND ■ FOR THE PERIOD OR YEAR ENDED

	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of year	$16.91	$27.12	$26.94	$24.02	$22.75

Gain (loss) from investment operations:
Net investment income (a)	0.40	0.48	0.51	0.43	0.38
Net realized and unrealized gain (loss) on total investments	5.09	(10.28)	0.64	3.08	1.24

Total gain (loss) from investment operations	5.49	(9.80)	1.15	3.51	1.62

Less distributions from:
Net investment income	(0.41)	(0.32)	(0.51)	(0.43)	(0.35)
Net realized gains	—	(0.09)	(0.46)	(0.16)	—

Total distributions	(0.41)	(0.41)	(0.97)	(0.59)	(0.35)

Net asset value, end of year	$21.99	$16.91	$27.12	$26.94	$24.02

TOTAL RETURN	32.51%	(36.09% )	4.25%	14.64%	7.11%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$30,929	$23,938	$37,883	$35,931	$32,557
Ratio of expenses to average net assets	0.08%	0.07%	0.07%	0.07%	0.07%
Ratio of net investment income to average net assets	2.20%	2.06%	1.81%	1.69%	1.63%
Portfolio turnover rate	15%	17%	12%	19%	8%

(a) Based on average shares outstanding.

26	Prospectus ▪ TIAA-CREF Life Funds ▪ Social Choice Equity Fund

[This page intentionally left blank.]

FOR MORE INFORMATION ABOUT TIAA-CREF LIFE FUNDS

The following documents contain more information about the Funds and are available free upon request:

Statement of Additional Information (“SAI”). The Fund’s SAI contains more information about certain aspects of the Fund. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the Fund’s SAI is legally a part of the Prospectus.

Annual and Semiannual Reports. The Fund’s annual and semiannual reports provide additional information about the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the preceding fiscal year. The audited financial statements in the Fund’s annual shareholder report dated December 31, 2009 are also incorporated into this Prospectus by reference.

Requesting documents. You can request a copy of the Fund’s SAI or these reports without charge, or contact the Fund for any other purpose, in any of the following ways:

By telephone:
Call 877 825-0411

In writing:
TIAA-CREF Life Funds
730 Third Avenue
New York, NY 10017-3206

Over the Internet:
www.tiaa-cref.org

Information about the Trust (including the Fund’s SAI) can be reviewed and copied at the SEC’s public reference room (202 551-8090) in Washington, D.C. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549.

If you have any questions about the TIAA-CREF Life Funds or your variable contract, please call us at 877 825-0411.

1940 Act File No. 811-08961	A12168 (5/10)

PROSPECTUS

MAY 1, 2010

REAL ESTATE SECURITIES FUND

of the TIAA-CREF Life Funds

This prospectus (“Prospectus”) contains important information about the shares offered by the fund listed above (the “Fund”), one of the ten investment portfolios of the TIAA-CREF Life Funds (the “Trust”). The Fund is available only through the purchase of variable annuity contracts or variable life insurance policies (collectively, “contracts”) issued by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”). Shares of the Fund may be offered in the future in connection with variable insurance products issued by TIAA-CREF Life or by insurance companies affiliated or unaffiliated with TIAA-CREF Life, and to qualified retirement plans. Please read this Prospectus, along with the prospectus describing the contract, before investing and keep both prospectuses for future reference.

The Fund may not be available to you under your variable insurance contract. Check your contract and any endorsements for the availability of the Fund.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Dividends, Distributions and Taxes	19

Important Transaction Information	20

Market Timing/Excessive Trading Policy	20

Note on SEC Exemption	22

Offering, Purchasing and Redeeming Shares	22

Glossary	23

Financial Highlights	25

SUMMARY INFORMATION

REAL ESTATE SECURITIES FUND

of the TIAA-CREF Life Funds

Ticker: TLRSX

INVESTMENT OBJECTIVE

          The Fund seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity securities of companies principally engaged in or related to the real estate industry.

FEES AND EXPENSES

          The following table describes the fees and expenses that you pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%
Maximum Deferred Sales Charge	0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%
Redemption Fee	0%
Exchange Fee	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)1

Management Fees	0.50%
Other Expenses	0.24%
Total Annual Fund Operating Expenses	0.74%
Waivers and Expense Reimbursements[2]	0.17%
Net Annual Fund Operating Expenses	0.57%

1	Expense information has been restated to reflect the Fund’s new advisory and administration agreements effective May 1, 2010.

[2]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”), has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.57% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2011 unless changed with approval of the Board of Trustees.

TIAA-CREF Life Funds ▪ Real Estate Securities Fund ▪ Prospectus	3

          Example

          This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place until April 30, 2011 but that there will be no waiver or expense reimbursement agreement in effect thereafter. The example does not reflect the fees and expenses of any variable annuity contract or variable life insurance policy and the costs in the example would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$58
3 Years	$219
5 Years	$395
10 Years	$902

PORTFOLIO TURNOVER

          The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 65% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

          Under normal circumstances, the Fund invests at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in the securities of companies that are principally engaged in or related to the real estate industry (“real estate securities”), including those that own significant real estate assets, such as real estate investment trusts (“REITs”). The Fund invests primarily in equity securities of such companies, including equity securities of small-cap and mid-cap companies. The Fund is actively managed using a research-oriented process with a focus on cash flows, asset values and Advisors’ belief in management’s ability to increase shareholder value. The Fund does not invest directly in real estate. The Fund concentrates its investments in the real estate industry. From time to time, the Fund may also invest in debt securities of companies principally engaged in or related to the real estate industry.

          An issuer is principally “engaged in” or principally “related to” the real estate industry if at least 50% of its assets, gross income or net profits are attributable

4	Prospectus ▪ TIAA-CREF Life Funds ▪ Real Estate Securities Fund

to ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services related to the real estate industry. The Fund typically invests in securities issued by equity REITs (which directly own real estate), mortgage REITs (which make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools), real estate brokers and developers, homebuilders, companies that manage real estate and companies that own substantial amounts of real estate. Businesses related to the real estate industry include manufacturers and distributors of building supplies and financial institutions that make or service mortgage loans.

          The Fund also may invest up to 15% of its assets in real estate securities of foreign issuers and up to 20% of its assets in equity (including preferred stock) and debt securities of issuers that are not engaged in or related to the real estate industry. Such issuers may include both small-cap and mid-cap issuers.

          The benchmark index for the Fund is the FTSE NAREIT Equity REITs Index.

PRINCIPAL INVESTMENT RISKS

          You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•

Real Estate Investing Risk—As a result of the Fund’s investment objective, the Fund is subject to all of the risks associated with the ownership of real estate. These risks include, among others, declines in the value of real estate, negative changes in the climate for real estate, risks related to general and local economic conditions, decreases in property revenues, increases in prevailing interest rates, property taxes and operating expenses, decreases in property revenue, changes in zoning laws and costs resulting from the clean-up of environmental problems.

•

Active Management Risk—The risk that poor securities selection by the Fund’s investment adviser could cause the Fund to underperform its benchmark index or mutual funds with similar investment objectives.

•	Market Risk—The risk that market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions.

•

Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from securities of U.S. issuers. This risk may be heightened in emerging or developing markets.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the security over short or extended periods of time.

TIAA-CREF Life Funds ▪ Real Estate Securities Fund ▪ Prospectus	5

•	Credit Risk (a type of Company Risk)—The risk that the issuer of bonds may not be able to meet interest or principal payments when the bonds become due.

•	Interest Rate Risk (a type of Market Risk)—The risk that increases in interest rates can cause the prices of fixed-income securities to decline.

•	Income Volatility Risk—The risk that the level of current income from a portfolio of fixed-income securities declines in certain interest rate environments.

•

Industry Concentration Risk—Because the Fund concentrates its investments in only one industry and holds securities of relatively few issuers, the value of its portfolio is likely to experience greater fluctuations and may be subject to greater risk of less than those of other funds.

•

Mid-Cap Risk—The risk that the stocks of mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

•
Small-Cap Risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies are often less liquid than securities of larger companies as a result of there being a smaller market for their securities.

          There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see page 9 of the prospectus for detailed information about the risks described above.

PAST PERFORMANCE

          The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of shares of the Fund. Below the bar chart are the best and worst returns for a calendar quarter since inception of the Fund. The performance table following the bar chart shows the Fund’s average annual total returns over the one-year, five-year and since-inception periods (where applicable) ended December 31, 2009, and how those returns compare to those of the Fund’s benchmark index. Effective May 1, 2010, fees charged to the Fund have increased. The Fund’s past performance has not been restated to reflect such fees, and performance would be lower if it had been restated. In addition, returns do not reflect fees and expenses of any variable annuity or variable life insurance contract and would be lower if they did.

          Past performance of the Fund is not necessarily an indication of how it will perform in the future. For current performance information of the

6	Prospectus ▪ TIAA-CREF Life Funds ▪ Real Estate Securities Fund

Fund, including performance to the most recent month-end, please visit www.tiaa-cref.org.

AVERAGE ANNUAL TOTAL RETURNS (%)

Best quarter: 31.84%, for the quarter ended September 30, 2009. Worst quarter: -37.26%, for the quarter ended December 31, 2008.

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2009

			Since
	One Year	Five Years	Inception

Real Estate Securities Fund (Inception: October 28, 2002)	25.11%	–1.42%	8.79%
FTSE NAREIT Equity REITs Index (reflects no deduction for fees, expenses or taxes)	27.99%	0.36%	9.63%

Current performance of the Fund’s shares may be higher or lower than that shown above.

          After-tax returns have not been shown because they are not relevant since Fund shares currently are held only through insurance company separate accounts.

PORTFOLIO MANAGEMENT

          Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

          Portfolio Managers. The following persons jointly manage the Fund on a day-to-day basis:

Name:	David Copp	Brendan W. Lee
Title:	Director (Lead Portfolio Manager)	Director
Experience on Fund:	since 2005	since 2006

TIAA-CREF Life Funds ▪ Real Estate Securities Fund ▪ Prospectus	7

PURCHASE AND SALE OF FUND SHARES

          Please contact the insurance company that issued your variable product for more information on the purchase and sale of Fund shares.

TAX INFORMATION

          Because the only shareholders of the Fund are the insurance companies offering the variable annuity and life insurance contracts, no discussion is included here about the federal income tax consequences at the shareholder level. The federal income tax consequences for purchases of a variable annuity or life insurance contract are described in the prospectus for such contracts.

PAYMENTS TO INSURANCE COMPANIES AND BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARY COMPENSATION

          The Fund is only available as an underlying investment for variable life insurance and variable annuity contracts. The Fund and its distributor (and their related companies) may make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable contract. Payments to broker-dealers and other financial intermediaries may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend a variable product and the Fund over another investment. Ask your financial adviser or visit the website of the insurance company or the financial intermediary for more information. The disclosure document for your variable contract may contain additional information about these payments.

ADDITIONAL INFORMATION ABOUT THE FUND

ADDITIONAL INFORMATION ON PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

          This Prospectus describes the Fund and its investment objective, principal investment strategies and restrictions and principal investment risks. An investor should consider whether the Fund is an appropriate investment. The investment objective of the Fund and its non-fundamental investment restrictions may be changed by the Board of Trustees of the Trust (the “Board of Trustees”) without shareholder approval. Certain investment restrictions described in the Fund’s Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval.

          As noted in the “Principal Investment Strategies” section of this Prospectus, the Fund has a policy of normally investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in the particular

8	Prospectus ▪ TIAA-CREF Life Funds ▪ Real Estate Securities Fund

type of securities implied by its name. Shareholders will receive at least 60 days prior notice before changes are made to the 80% policy.

          The Fund may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the Fund may be successful in reducing market losses but may otherwise fail to achieve its investment objective.

          The use of a particular index as the Fund’s benchmark index is not a fundamental policy and can be changed without shareholder approval. The Fund will notify you before such a change is made.

           The Fund is not appropriate for market timing. You should not invest in the Fund if you are a market timer.

          No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program.

          Please see the Glossary toward the end of this Prospectus for certain defined terms used in this Prospectus.

ADDITIONAL INFORMATION ON PRINCIPAL INVESTMENT RISKS OF THE FUND

          The Fund invests to some degree in equity securities. In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. Therefore, the value of the Fund may increase or decrease as a result of its interest in equity securities. More specifically, the Fund, or any of the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•

Real Estate Investing Risk—As a result of the Fund’s investment objective, the Fund is subject to all of the risks associated with the ownership of real estate. These risks include, among others: declines in the value of real estate, negative changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, decreases in property revenues, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, increases in prevailing interest rates and costs resulting from the clean-up of environmental problems. Because of its objective of investing in the securities of issuers whose products and services are engaged in or related to the real estate industry, it is subject to the risk that the value of such securities will be negatively affected by one or more of these risks.

          In addition to these risks, equity REITs may be affected by changes in the value of the underlying property of the trusts, while mortgage REITs may be affected by changes in the quality of any credit extended. Both equity and mortgage REITs are dependent upon management skill and may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify

TIAA-CREF Life Funds ▪ Real Estate Securities Fund ▪ Prospectus	9

for special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), or failing to meet other applicable regulatory requirements. Finally, certain REITs may be self-liquidating, meaning that a specific term of existence is provided for in their trust documents. In acquiring the securities of REITs, the Fund runs the risk that it could sell such securities at an inopportune time.

•

Active Management Risk—The risk that the performance of a fund that is actively managed, in whole or in part, reflects in part the ability of the portfolio manager(s) to make active, qualitative investment decisions that are suited to achieving the fund’s investment objective. As a result of active management, such fund could underperform other mutual funds with similar investment objectives.

•

Market Risk—The risk that the price of equity securities may decline in response to general market and economic conditions or events, including conditions and developments outside of the equity markets such as significant changes in interest and inflation rates and the availability of credit. Accordingly, the value of the equity securities that the Fund holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock’s price. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region. During periods of unusual volatility or turmoil in the equity markets, the Fund may undergo an extended period of decline.

•

Foreign Investment Risk—Foreign investments, which may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from one or more of the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and custodial and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

10	Prospectus ▪ TIAA-CREF Life Funds ▪ Real Estate Securities Fund

          The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices of issuers in emerging market countries may be volatile and difficult to determine. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many such countries.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time. In times of market turmoil, perceptions of a company’s credit risk can quickly change and even large, well-established companies may deteriorate rapidly with little or no warning.

•

Credit Risk (a type of Company Risk)—The risk that a decline in a company’s financial position may prevent it from making principal and interest payments on fixed-income securities when due. Credit risk relates to the possibility that the issuer could default on its obligations, thereby causing the Fund to lose its investment in the security. Credit risk is heightened in times of market turmoil when perceptions of a company’s credit risk can quickly change and even large, well-established companies may deteriorate rapidly with little or no warning. Credit risk is also heightened in the case of investments in lower-rated, high-yield fixed-income securities because their issuers are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade securities, they are more likely to encounter financial difficulties and to be materially affected by such difficulties. High-yield securities may also be relatively more illiquid, therefore they may be more difficult to purchase or sell.

•

Interest Rate Risk (a type of Market Risk)—The risk that the value or yield of fixed-income securities may decline if interest rates change. In general, when prevailing interest rates decline, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to increase. Conversely, when prevailing interest rates increase, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to decline. Depending on the timing of the purchase of a fixed-income security and the price paid for it, changes in prevailing interest rates may increase or decrease the security’s yield. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes than shorter-term securities.

•

Income Volatility Risk—Income volatility refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of fixed-income securities. The risk of income volatility is that the level of current income from a portfolio of fixed-income securities declines in certain interest rate environments.

TIAA-CREF Life Funds ▪ Real Estate Securities Fund ▪ Prospectus	11

•

Industry Concentration Risk—Because the Fund concentrates its investments in only one industry and holds securities of relatively few issuers, the value of its portfolio is likely to experience greater fluctuations and may be subject to greater risk of less than those of other funds.

•

Mid-Cap Risk—Securities of medium-sized companies may experience greater fluctuations in price than the securities of larger companies. From time to time, medium-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may sometimes be difficult to find buyers for securities of medium-sized companies that the Fund wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of medium-sized companies are sometimes greater than those of more widely traded securities.

•

Small-Cap Risk—Securities of small-sized companies may experience greater fluctuations in price than the securities of larger companies. From time to time, small-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may sometimes be difficult to find buyers for securities of small-sized companies that the Fund wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of small-sized companies are sometimes greater than those of more widely traded securities.

          In addition to the principal investment risks set forth above, there are other risks associated with investing in the Fund and in fixed-income and equity that are discussed in the “Summary Information” section above and in the Fund’s SAI, which risks may include some of the risks previously identified for fixed-income and equity.

          No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in the Fund.

ADDITIONAL INFORMATION ABOUT THE FUND’S BENCHMARK INDEX

          The benchmark index described below is unmanaged, and you cannot invest directly in the index.

12	Prospectus ▪ TIAA-CREF Life Funds ▪ Real Estate Securities Fund

          FTSE NAREIT Equity REITS Index

          This is the benchmark for the Fund. The FTSE NAREIT Equity REITs Index (“NAREIT Index”) is an unmanaged, market capitalization weighted index of all publicly-traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole. The constituents of the NAREIT Index are those firms that own, manage and lease investment-grade commercial real estate. Specifically, a company is classified as an Equity REIT if 75% or more of its gross invested book assets are invested in real property. Constituents of the NAREIT Index must meet FTSE’s standard index methodology including minimum size, liquidity criteria and free float adjustments. Only companies valued at more than $100 million (on the date at which the data for the review are taken) will be included in the index. Securities which have not turned over at least 0.5% of their shares in issue (after the application of investability weightings) per month for ten of the twelve months prior to a full market review are not eligible for inclusion in the index. Existing constituents of the NAREIT Index failing to trade at least 0.5% of their shares in issue (after the application of any investability weightings) per month for more than four of the twelve months prior to the review will be removed. An issuer that has a free float of less than or equal to 15% will be ineligible for inclusion in the index.

NON-PRINCIPAL INVESTMENT STRATEGIES

          The Fund may also make certain other investments. For example, the Fund may invest in short-term debt securities of the same type as those held by money market funds and other kinds of short-term instruments for cash management and other purposes. These securities help the Fund maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The Fund also may invest up to 20% of its assets in fixed-income securities.

           The Fund also may buy and sell: (1) put and call options on securities of the types they each may invest in and on securities indices composed of such securities, (2) futures contracts on securities indices composed of securities of the types in which each may invest, and (3) put and call options on such futures contracts. The Fund may use such options and futures contracts for hedging and cash management purposes and to increase total return. Futures contracts permit the Fund to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments.

          Where appropriate futures contracts do not exist, or if Advisors deems advisable for other reasons, the Fund may invest in investment company securities, such as exchange-traded fund (“ETFs”). The Fund may also use ETFs for cash management purposes and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs.

TIAA-CREF Life Funds ▪ Real Estate Securities Fund ▪ Prospectus	13

When the Fund invests in ETFs or other investment companies, the Fund bears a proportionate share of expenses charged by the investment company in which it invests. In seeking to manage currency risk, the Fund also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

          The Fund can invest in derivatives and other similar financial instruments, such as equity swaps (including contracts for difference, an arrangement where the return is linked to the price movement of an underlying security, and other arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities, so long as these derivatives and financial instruments are consistent with the Fund’s investment objective and restrictions, policies and current regulations.

          The Fund may also make certain other investments. For example, the Fund may invest in interest-only and principal-only mortgage-backed securities. These instruments have unique characteristics and are more sensitive to prepayment risk and extension risk than traditional mortgage-backed securities. Similarly, the Fund may also buy and sell put and call options, futures contracts, and options on futures. The Fund intends to use options and futures primarily as a hedging technique or for cash management as well as risk management. To manage currency risk, the Fund can enter into forward currency contracts, and buy or sell options and futures on foreign currencies. The Fund can also buy and sell swaps and options on swaps, so long as these are consistent with the Fund’s investment objective and restrictions. In addition, the Fund may invest in other investment companies, such as ETFs, for cash management and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When invested in other investment companies, the Fund will bear its proportionate share of expenses charged by these investment companies.

          Please see the Fund’s SAI for more information on these and other investments the Fund may utilize.

PORTFOLIO HOLDINGS

          A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s SAI.

PORTFOLIO TURNOVER

          If the Fund engages in active and frequent trading of portfolio securities, it will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in greater brokerage commission expenses or other transaction costs borne by the Fund and, ultimately, by shareholders. Also, a high portfolio turnover rate for the Fund may cause the Fund to be more likely to generate capital gains that must be distributed to shareholders as taxable income. The Fund is not subject to a specific limitation on portfolio turnover, and securities of the Fund may be sold at any time such sale is deemed

14	Prospectus ▪ TIAA-CREF Life Funds ▪ Real Estate Securities Fund

advisable for investment or operational reasons. Also, certain trading strategies utilized by the Fund may increase portfolio turnover. The portfolio turnover rate of the Fund is listed above in the “Summary Information” section and the portfolio turnover rate during recent fiscal periods are provided in the Financial Highlights.

MANAGEMENT OF THE FUND

THE FUND’S INVESTMENT ADVISER

          Advisors manages the assets of the Trust, under the supervision of the Board of Trustees. Advisors is an indirect wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1 and the TIAA-CREF Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“Investment Management”), the personnel of Advisors also manage the investment accounts of CREF. As of December 31, 2009 Advisors and Investment Management together had approximately $199 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

          TIAA-CREF entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example, the investment accounts of CREF, TIAA or its subsidiaries perform services “at cost.” The Fund offered in this Prospectus, however, pays the management fees and other expenses that are described in the table on Fees and Expenses in the Prospectus. The management fees paid by the Fund to Advisors are intended to compensate Advisors for its services to the Fund and are not limited to the reimbursement of Advisors’ costs. Thus, under this arrangement, Advisors can earn a profit or incur a loss on the services which it renders to the Fund.

          During the fiscal year ended December 31, 2009, the aggregate fees paid to Advisors under the prior investment management agreement dated November 30, 1998, as amended (the “Prior Management Agreement”) with respect to the Fund were 0.25%. The Prior Management Agreement provided for a unitary fee structure under which Advisors provided or paid for virtually all services necessary for the Fund’s operations for the fee described above. As of May 1, 2010, the Prior Management Agreement is no longer in effect.

          Advisors now manages the assets of the Fund described in this Prospectus pursuant to a new investment advisory agreement with the Trust dated May 1, 2010 that was approved by shareholders of the Fund on March 23, 2010 (the “Advisory Agreement”). Advisors’ duties under the Advisory Agreement include, among other things, providing the Fund with investment research, advice and supervision, furnishing an investment program for the Fund,

TIAA-CREF Life Funds ▪ Real Estate Securities Fund ▪ Prospectus	15

determining which securities or other investments to purchase, sell or exchange and providing or obtaining any other necessary services to manage, acquire or dispose of securities, cash or other investments.

          The annual investment advisory fees charged under the Advisory Agreement with respect to the Fund are as follows:

INVESTMENT MANAGEMENT FEES

	Assets Under Management (Billions)	Fee Rate (average daily net assets)

Real Estate Securities Fund	All Assets	0.50%

          A discussion regarding the basis for the Board of Trustees’ most recent approval of the Fund’s Prior Management Agreement is available in the Fund’s annual shareholder report for the period ended December 31, 2009. A discussion regarding the basis for the Board of Trustees’ most recent approval of the Advisory Agreement will be available in the Fund’s semi-annual report for the period ending June 30, 2010. For a free copy of the Fund’s shareholder report, please call 800 842-2776, visit the Fund’s website at www.tiaa-cref.org or visit the SEC’s website at www.sec.gov.

PORTFOLIO MANAGEMENT TEAM

          The Fund is managed by the managers listed below, who are responsible for the day-to-day management of the Fund, with expertise in the area(s) applicable to the Fund’s investments. The following is a list of managers primarily responsible for managing the Fund’s investments, along with their relevant experience. The managers may change from time to time.

			Total Experience (since dates specified below)

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team

REAL ESTATE SECURITIES FUND

David Copp Director	Stock Selection- REITS; Lead Portfolio Manager	Advisors, TIAA and its affiliates—2004 to Present (portfolio management of domestic REIT portfolios), RBC Capital Markets-2002 to 2005 (senior research analyst covering REITS)	2005	1996	2005

Brendan W. Lee Director	Stock Selection - REITs	Advisors, TIAA and its affiliates—2004 to Present (portfolio management of domestic REIT portfolios), Cliffwood Partners—1998 to 2006 (senior research analyst supporting REIT hedge fund and long-only strategies)	2006	1998	2006

16	Prospectus ▪ TIAA-CREF Life Funds ▪ Real Estate Securities Fund

          The Fund’s SAI provides additional disclosure about the compensation structure of the Fund’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of shares of the Fund.

OTHER SERVICES

          Advisors also provides certain administrative services to the Fund pursuant to a new Administrative Services Agreement with the Trust dated May 1, 2010 (the “Administrative Services Agreement”). Under the Administrative Services Agreement, Advisors is obligated to provide certain administrative and operational oversight services to the Fund. These services include, among other things, supervising the performance of the Fund’s custodian, transfer agent and fund administrator, furnishing necessary personnel, office space and equipment for the non-investment-related operations of the Fund and calculating the Fund’s net asset value. The Fund is responsible for paying all of its direct operational expenses, which expenses include, among other things, custodian and transfer agent fees, pricing costs, fund accounting fees, legal fees of fund and trustee counsel, expenses of shareholder meetings and the costs of preparing, printing and mailing registration statements and updated prospectuses. For Advisor’s provision of its administrative and operational oversight services to the Fund, the Fund pays to Advisors at the end of each calendar month the allocated costs of such services as determined under the TIAA-CREF cost allocation methodology then in effect. Prior to May 1, 2010, such services were provided or paid for pursuant to the Fund’s Prior Management Agreement.

DISTRIBUTION AND SERVICE ARRANGEMENTS

          Teachers Personal Investors Services, Inc. (“TPIS”) distributes the Fund’s shares. TPIS does not currently enter into agreements, or otherwise pay, other intermediaries to sell shares of the Fund. However, the Fund and TPIS (and their related companies) may in the future make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. In the event that these payments are made, the payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable contract. Payments to broker-dealers and other financial intermediaries may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend a variable product and the Fund over another investment. Ask your financial adviser or visit the website of the insurance company or the financial intermediary for more information. The disclosure document for your variable contract may contain additional information about these payments. Fund shares are distributed or sold only to the variable annuity or variable life insurance contracts that invest in the Fund.

TIAA-CREF Life Funds ▪ Real Estate Securities Fund ▪ Prospectus	17

CALCULATING SHARE PRICE

          The Fund determines its net asset value (“NAV”) per share, or share price, on each day the New York Stock Exchange (the “NYSE”) is open for business. The NAV for the Fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time or at such earlier time that regular trading on the NYSE closes prior to 4:00 p.m. Eastern Time). The Fund does not price its shares on days that the NYSE is closed. NAV per share is determined by dividing the value of the Fund’s assets, less all liabilities, by the total number of shares outstanding.

          If the Fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares.

          The Fund generally uses market quotations or values obtained from independent pricing services to value securities and other instruments held by the Fund. However, fixed-income securities held by the Fund with remaining maturities of 60 days or less generally are valued using their amortized cost. If market quotations or values from independent pricing services are not readily available or are not considered reliable, the Fund will use a security’s “fair value,” as determined in good faith using procedures approved by the Board of Trustees. The Fund may also use fair value if events that may have a significant effect on the value of an investment (as determined in Advisors’ sole discretion) occur between the time when its price is determined and the time the Fund’s NAV is calculated. For example, the Fund might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before the Fund’s NAV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the Fund’s NAV. Although the Fund fair values portfolio securities on a security-by-security basis, funds that hold foreign portfolio securities may see their portfolio securities fair valued more frequently than other funds that do not hold foreign securities.

          Fair value pricing most commonly occurs with securities that are primarily traded outside the United States. Fair value pricing may occur, for instance, when there are significant market movements in the U.S. after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust based on market movements in the U.S. when their markets open the next day. In these cases, the Fund may fair value certain foreign securities when it is believed the last traded price on the foreign market does not reflect the value of that security at 4:00 pm Eastern Time. This may have the effect of decreasing the ability of market timers to engage in “stale price

18	Prospectus ▪ TIAA-CREF Life Funds ▪ Real Estate Securities Fund

arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price.

          While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of the Fund to the detriment of longer-term shareholders, it may reduce some of the certainty in pricing obtained by using actual market close prices.

          The Fund’s fair value pricing procedures provide, among other things, for the Fund to examine whether to fair value foreign securities when there is a significant movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE. The Fund also examines the prices of individual securities to determine, among other things, whether the price of such securities reflects fair value at the close of the NYSE based on market movements. In addition, the Fund may fair value domestic securities when it is believed the last market quotation is not readily available or such quotation does not represent the fair value of that security.

          Money market instruments with maturities of more than 60 days are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

DIVIDENDS, DISTRIBUTIONS AND TAXES

          The tax status of your investment depends upon your variable insurance contract. For a complete discussion of the tax status of your contract, please refer to the prospectus describing the contract.

          Shares in the Fund may only be held through a variable annuity or other variable insurance contract. Under current tax law, any dividend or capital gains distributions from the Fund will be exempt from current taxation if left to accumulate within your variable contract. Withdrawals from your contract may be taxed as ordinary income. You may also be subject to a 10% penalty tax if a withdrawal is made before age 59½.

          The Fund expects to declare and distribute to its shareholders (i.e., any separate accounts) substantially all of its net investment income and net realized capital gains.

          The Fund will normally distribute dividends and capital gains annually.

          In addition, the Fund may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year.

          All dividend and capital gains distributions from the Fund will be automatically reinvested by the separate account in additional shares of the Fund.

          The Fund has qualified and intends to continue to qualify for taxation as a “regulated investment company” under Subchapter M of Chapter 1 of the Code so that it will not be subject to federal income tax to the extent its income and net capital gains are distributed to shareholders. In addition, the Fund intends

TIAA-CREF Life Funds ▪ Real Estate Securities Fund ▪ Prospectus	19

to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

IMPORTANT TRANSACTION INFORMATION

          Voting Rights. The Trust may hold shareholders’ meetings periodically to elect trustees, change fundamental policies, approve a management agreement or for other purposes. Each share is entitled to one vote for each dollar of net asset value represented by that share (each fractional share is entitled to a fractional vote) on all matters to which shareholders are entitled to vote. You should refer to the SAI, as well as the separate prospectus describing your contract and the separate account, which accompanies this Prospectus, for more information on your voting rights.

          Important Information About Procedures for Opening a New Account. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require the Fund to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. The Fund may also be required to provide additional information about you and your account to government regulators.

          Customer Complaints. Customer complaints may be directed to TIAA-CREF Life Funds, 730 Third Avenue, New York, NY 10017-3206, Mail Stop 730/06/41, Attention: Director, Distribution Operations Services.

          Electronic Prospectuses. If you received this Prospectus electronically and would like a paper copy, please contact the Fund and one will be sent to you.

MARKET TIMING/EXCESSIVE TRADING POLICY— APPLICABLE TO ALL INVESTORS

          There are separate account contract owners who may try to profit from transferring money back and forth among the accounts invested in the Fund and other funds in an effort to “time” the market. As money is shifted in and out of the Fund, the Fund may incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all contract owners, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. Consequently, the Fund is not appropriate for such market timing and you should not invest in the Fund if you want to engage in market timing activity.

          The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if, within a 60-calendar day period, a contract owner redeems or exchanges any monies out of

20	Prospectus ▪ TIAA-CREF Life Funds ▪ Real Estate Securities Fund

an investment account that holds shares of the Fund, subsequently purchases or exchanges any monies back into that same investment account holding shares of the Fund and then redeems or exchanges any monies out of that same investment account holding shares of the Fund, the contract owner will not be permitted to make electronic transfers (i.e., transfers over the Internet, by telephone or fax) back into that same investment account holding shares of the Fund through a purchase or exchange for 90 calendar days.

          These market timing policies and procedures will not be applied to certain types of transactions like reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic rebalancings, death and hardship withdrawals, certain transactions made within a separate account, retirement plan or employee benefit plan, such as contributions, mandatory distributions, loans and separate account or plan sponsor-initiated transactions, and other types of transactions specified by the Fund’s management. In addition, the market timing policies and procedures will not apply to certain tuition (529) programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Fund’s management. The Fund’s management may also waive the market timing policies and procedures when it is believed that such waiver is in the Fund’s best interests, including but not limited to when it is determined that enforcement of these policies and procedures is not necessary to protect the Fund from the effects of short-term trading.

          The Fund also reserves the right to reject any purchase or exchange request, including when it is believed that a request would be disruptive to the Fund’s efficient portfolio management. The Fund also may suspend or terminate your ability to transact by telephone, fax or Internet for any reason, including the prevention of market timing. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or amount of the investment or because of a history of excessive trading by the contract owner. Because the Fund has discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.

          The Fund’s portfolio securities are fair valued, as necessary (most frequently with respect to international holdings), to help ensure that a portfolio security’s true value is reflected in the Fund’s NAV, thereby minimizing any potential stale price arbitrage.

          The Fund seeks to apply its specifically defined market timing policies and procedures uniformly to all contract owners, and not to make exceptions with respect to these policies and procedures (beyond the exemptions noted above). The Fund makes reasonable efforts to apply these policies and procedures to contract owners who own shares through separate accounts or other intermediaries. These efforts may include requesting transaction data from separate accounts or other intermediaries from time to time to verify whether the Fund’s policies are being followed and/or to instruct separate accounts or

TIAA-CREF Life Funds ▪ Real Estate Securities Fund ▪ Prospectus	21

other intermediaries to take action against contract owners who have violated the Fund’s market timing policies. At times, the Fund may agree to defer to an insurance company’s or other intermediary’s market timing policy if the Fund’s management believes that the insurance company’s or other intermediary’s policy provides comparable protection of Fund contract owners’ interests. The Fund has the right to modify its market timing policies and procedures at any time without advance notice.

          The Fund is not appropriate for market timing. Separate accounts that want to facilitate the market timing activities of their contract owners should not invest in the Fund.

          Contract owners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite efforts to discourage market timing, there is no guarantee that the Fund or its agents will be able to identify such contract owners or curtail their trading practices.

          Please note that you may be subject to additional market timing or excessive trading policies implemented by the separate account through which you hold Fund shares. Please contact your separate account for more details.

          If you invest in the Fund through an intermediary, including through a retirement or employee benefit plan, you may be subject to additional market timing or excessive trading policies implemented by the intermediary or plan. Please contact your intermediary or plan sponsor for more details.

NOTE ON SEC EXEMPTION

          The SEC granted the Fund an exemption from certain provisions of the Investment Company Act of 1940. The exemption permits shares of the Fund (as well as shares of the other series or portfolios of the Trust) to be offered as an investment option for both variable annuity contracts and variable life insurance policies issued by TIAA-CREF Life, or by insurance companies affiliated or unaffiliated with TIAA-CREF Life, and to qualified plans. Due to differences in tax treatment or other considerations, the interests of various contractowners participating in the Fund and the interests of qualified plans or general accounts investing in the Fund could potentially conflict. The Board of Trustees is required to monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action, if any, should be taken in response to any such conflict, and the Board has the right to require an insurance company to remove its assets from the Fund to resolve a material irreconcilable conflict.

OFFERING, PURCHASING AND REDEEMING SHARES

          Shares of the Fund are not sold directly to you, but rather are sold in a continuous offering to insurance company separate accounts to fund variable annuity or other insurance contracts.

22	Prospectus ▪ TIAA-CREF Life Funds ▪ Real Estate Securities Fund

          Your premiums under the contracts are placed in the appropriate investment account of the separate account, and the assets of the investment account are then invested in the shares of the Fund. The separate account purchases and redeems shares of the Fund at NAV without sales or redemption charges.

          For each day on which the Fund’s NAV is calculated, the separate account transmits to the Fund any orders to purchase or redeem shares of the Fund based on the purchase payments, redemption requests, death benefits, contract charges and transfer requests from contractowners and beneficiaries that have been processed on that day. The separate account purchases and redeems shares of the Fund at the Fund’s NAV per share calculated as of that same day.

GLOSSARY

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration.

Equity Securities: Primarily, common stock, preferred stock and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income or Fixed-Income Securities: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that generally pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); non-interest bearing debt securities (i.e., zero coupon bonds) and other non-equity securities that pay dividends.

Foreign Investments: Foreign investments may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States, (3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

TIAA-CREF Life Funds ▪ Real Estate Securities Fund ▪ Prospectus	23

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally recognized statistical rating organization (“NRSRO”) or unrated securities that Advisors determines are of comparable quality.

U. S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

24	Prospectus ▪ TIAA-CREF Life Funds ▪ Real Estate Securities Fund

FINANCIAL HIGHLIGHTS

          The Financial Highlights table is intended to help you understand the financial performance of the Fund for the past five years (or, if the Fund has not been in operation for five years, since commencement of operations of the Fund). Certain information reflects financial results for a single share of the Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

          PricewaterhouseCoopers LLP serves as the Fund’s independent registered public accounting firm and has audited the financial statements of the Fund for each of the periods presented in the five-year period ended December 31, 2009. Their report appears in the Trust’s Annual Report, which is available without charge upon request.

TIAA-CREF Life Funds ▪ Real Estate Securities Fund ▪ Prospectus	25

FINANCIAL HIGHLIGHTS

REAL ESTATE SECURITIES FUND ■ FOR THE PERIOD OR YEAR ENDED

	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of year	$15.24	$26.50	$38.04	$30.98	$33.89

Gain (loss) from investment operations:
Net investment income (a)	0.49	0.70	0.60	0.82	0.96
Net realized and unrealized gain (loss) on total investments	3.32	(10.87)	(6.68)	9.63	1.51

Total gain (loss) from investment operations	3.81	(10.17)	(6.08)	10.45	2.47

Less distributions from:
Net investment income	(0.62)	(1.09)	(1.31)	(1.09)	(1.38)
Net realized gains	—	—	(4.15)	(2.30)	(4.00)

Total distributions	(0.62)	(1.09)	(5.46)	(3.39)	(5.38)

Net asset value, end of year	$18.43	$15.24	$26.50	$38.04	$30.98

TOTAL RETURN	25.11%	(38.27%)	(16.12%)	34.05%	7.19%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$53,565	$43,646	$74,751	$104,705	$70,659
Ratio of expenses to average net assets	0.25%	0.26%	0.27%	0.25%	0.29%
Ratio of net investment income to average net assets	3.37%	2.94%	1.62%	2.30%	2.80%
Portfolio turnover rate	65%	97%	111%	117%	239%

(a) Based on average shares outstanding.

26	Prospectus ▪ TIAA-CREF Life Funds ▪ Real Estate Securities Fund

[This page intentionally left blank.]

FOR MORE INFORMATION ABOUT TIAA-CREF LIFE FUNDS

The following documents contain more information about the Funds and are available free upon request:

Statement of Additional Information (“SAI”). The Fund’s SAI contains more information about certain aspects of the Fund. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the Fund’s SAI is legally a part of the Prospectus.

Annual and Semiannual Reports. The Fund’s annual and semiannual reports provide additional information about the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the preceding fiscal year. The audited financial statements in the Fund’s annual shareholder report dated December 31, 2009 are also incorporated into this Prospectus by reference.

Requesting documents. You can request a copy of the Fund’s SAI or these reports without charge, or contact the Fund for any other purpose, in any of the following ways:

By telephone:
Call 877 825-0411
In writing:
TIAA-CREF Life Funds
730 Third Avenue
New York, NY 10017-3206

Over the Internet:
www.tiaa-cref.org

Information about the Trust (including the Fund’s SAI) can be reviewed and copied at the SEC’s public reference room (202 551-8090) in Washington, D.C. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549.

If you have any questions about the TIAA-CREF Life Funds or your variable contract, please call us at 877 825-0411.

1940 Act File No. 811-08961	A12170 (5/10)

PROSPECTUS

MAY 1, 2010

BOND FUND

of the TIAA-CREF Life Funds

This prospectus (“Prospectus”) contains important information about the shares offered by the fund listed above (the “Fund”), one of the ten investment portfolios of the TIAA-CREF Life Funds (the “Trust”). The Fund is available only through the purchase of variable annuity contracts or variable life insurance policies (collectively, “contracts”) issued by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”). Shares of the Fund may be offered in the future in connection with variable insurance products issued by TIAA-CREF Life or by insurance companies affiliated or unaffiliated with TIAA-CREF Life, and to qualified retirement plans. Please read this Prospectus, along with the prospectus describing the contract, before investing and keep both prospectuses for future reference.

The Fund may not be available to you under your variable insurance contract. Check your contract and any endorsements for the availability of the Fund.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Dividends, Distributions and Taxes	18

Important Transaction Information	19

Market Timing/Excessive Trading Policy	20

Note on SEC Exemption	21

Offering, Purchasing and Redeeming Shares	22

Glossary	22

Financial Highlights	24

SUMMARY INFORMATION

BOND FUND

of the TIAA-CREF Life Funds

Ticker: TLBDX

INVESTMENT OBJECTIVE

          The Fund seeks as favorable a long-term total return through income as is consistent with preserving capital, primarily from investment-grade fixed-income securities.

FEES AND EXPENSES

          The following table describes the fees and expenses that you pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%
Maximum Deferred Sales Charge	0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%
Redemption Fee	0%
Exchange Fee	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)1

Management Fees	0.30%
Other Expenses	0.23%
Total Annual Fund Operating Expenses	0.53%
Waivers and Expense Reimbursements[2]	0.18%
Net Annual Fund Operating Expenses	0.35%

[1]	Expense information has been restated to reflect the Fund’s new advisory and administration agreements effective May 1, 2010.

[2]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”), has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.35% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2011 unless changed with approval of the Board of Trustees.

TIAA-CREF Life Funds ▪ Bond Fund ▪ Prospectus	3

          Example

          This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place until April 30, 2011 but that there will be no waiver or expense reimbursement agreement in effect thereafter. The example does not reflect the fees and expenses of any variable annuity contract or variable life insurance policy and the costs in the example would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$36
3 Years	$152
5 Years	$278
10 Years	$648

PORTFOLIO TURNOVER

          The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 147% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

          Under normal circumstances, the Fund invests at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in bonds. For these purposes, bonds include fixed-income securities of all types. The Fund primarily invests in a broad range of investment-grade bonds and fixed-income securities, including, but not limited to, U.S. Government securities, corporate bonds and mortgage-backed or other asset backed securities. The Fund also invests in other fixed-income securities. The Fund does not rely exclusively on rating agencies when making investment decisions. Instead, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”), also does its own credit analysis, paying particular attention to economic trends and other market events. Individual securities or sectors are then overweighted or underweighted relative to the Fund’s benchmark index, the Barclays U.S. Aggregate Bond Index, when Advisors believes that the Fund can take advantage of what appear to be undervalued, overlooked or misunderstood issuers that offer the potential to boost returns above that of the index.

4	Prospectus ▪ TIAA-CREF Life Funds ▪ Bond Fund

          The Fund is managed to maintain an average duration that is similar to the Barclays Capital U.S. Aggregate Bond Index. Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. As of December 31, 2009, the duration of the Barclays Capital U.S. Aggregate Bond Index was 4.57 years. By keeping the duration of the Fund close to that of the index, the returns due to changes in interest rates should be similar between the Fund and the index. The Fund may invest up to 15% of its assets in fixed-income securities of foreign issuers.

          The Fund’s investments in mortgage-backed securities can include pass-through securities sold by private, governmental and government-related organizations and collateralized mortgage obligations (“CMOs”). Mortgage pass-through securities are created when mortgages are pooled together and interests in the pool are sold to investors. The cash flow from the underlying mortgages is “passed through” to investors in periodic principal and interest payments. CMOs are obligations that are fully collateralized directly or indirectly by a pool of mortgages from which payments of principal and interest are dedicated to the payment of principal and interest on the CMO.

          The Fund may use an investment strategy called “mortgage rolls” (also referred to as “dollar rolls”), in which the Fund sells securities for delivery in the current month and simultaneously contracts with a counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) plus the interest earned on the short-term investment awaiting the settlement date of the forward purchase. If such benefits exceed the income and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage roll, the use of this technique will enhance the investment performance of the Fund compared with what such performance would have been without the use of mortgage rolls. Realizing benefits from the use of mortgage rolls depends upon the ability of Advisors to predict correctly mortgage prepayments and interest rates.

          The Fund may also engage in duration-neutral relative value trading, a strategy in which the Fund buys and sells government bonds of identical credit quality but different maturity dates in an attempt to take advantage of spread differentials along the yield curve (i.e., differences in yield between short-term and long-term securities). The duration-neutral relative value trading strategy is designed to enhance the Fund’s returns but increases the Fund’s portfolio turnover rate.

TIAA-CREF Life Funds ▪ Bond Fund ▪ Prospectus	5

PRINCIPAL INVESTMENT RISKS

          You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•	Interest Rate Risk (a type of Market Risk)—The risk that increases in interest rates can cause the prices of fixed-income securities to decline.

•

Prepayment Risk—The risk that during periods of falling interest rates, borrowers pay off their mortgage loans sooner than expected, forcing the Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income.

•

Extension Risk—The risk that during periods of rising interest rates, borrowers pay off their mortgage loans later than expected, preventing the Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the security over short or extended periods of time.

•	Income Volatility Risk—The risk that the level of current income from a portfolio of fixed-income securities declines in certain interest rate environments.

•	Credit Risk (a type of Company Risk)—The risk that the issuer of bonds may not be able to meet interest or principal payments when the bonds become due.

•	Call Risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in the Fund’s income.

•

Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from securities of U.S. issuers. This risk may be heightened in emerging or developing markets.

•

Active Management Risk—The risk that poor securities selection by the Fund’s investment adviser could cause the Fund to underperform its benchmark index or mutual funds with similar investment objectives.

•

Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for the Fund to properly value the portfolio securities in which it invests and that the Fund may not be able to purchase or sell a security at an attractive price, if at all.

•	Mortgage Roll Risk—The risk that Advisors will not correctly predict mortgage prepayments and interest rates, which will diminish the Fund’s performance.

6	Prospectus ▪ TIAA-CREF Life Funds ▪ Bond Fund

•	Downgrade Risk—The risk that securities are subsequently downgraded should Advisors and/or rating agencies believe the issuer’s business outlook or creditworthiness has deteriorated.

          There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see page 10 of the prospectus for detailed information about the risks described above.

PAST PERFORMANCE

          The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of shares of the Fund. Below the bar chart are the best and worst returns for a calendar quarter since inception of the Fund. The performance table following the bar chart shows the Fund’s average annual total returns over the one-year, five-year and since-inception periods (where applicable) ended December 31, 2009, and how those returns compare to those of the Fund’s benchmark index. Effective May 1, 2010, fees charged to the Fund have increased. The Fund’s past performance has not been restated to reflect such fees, and performance would be lower if it had been restated. In addition, returns do not reflect fees and expenses of any variable annuity or variable life insurance contract and would be lower if they did.

          Past performance of the Fund is not necessarily an indication of how it will perform in the future. For current performance information of the Fund, including performance to the most recent month-end, please visit www.tiaa-cref.org.

AVERAGE ANNUAL TOTAL RETURNS (%)

Best quarter: 4.39%, for the quarter ended September 30, 2009. Worst quarter: -2.08%, for the quarter ended June 30, 2004.

TIAA-CREF Life Funds ▪ Bond Fund ▪ Prospectus	7

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2009

	One Year	Five Years	Since Inception

Bond Fund (Inception: July 8, 2003)	7.40%	4.09%	3.91%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.93%	4.97%	4.62%

Current performance of the Fund’s shares may be higher or lower than that shown above.

          After-tax returns have not been shown because they are not relevant since Fund shares currently are held only through insurance company separate accounts.

PORTFOLIO MANAGEMENT

          Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

          Portfolio Managers. The following persons jointly manage the Fund on a day-to-day basis:

Name:	Elizabeth (Lisa) D. Black, CFA	John M. Cerra	Steven Sterman
Title:	Managing Director	Managing Director (Lead Portfolio Manager)	Managing Director
Experience on Fund:	since 2008	since 2003	since 2009

PURCHASE AND SALE OF FUND SHARES

          Please contact the insurance company that issued your variable product for more information on the purchase and sale of Fund shares.

TAX INFORMATION

          Because the only shareholders of the Fund are the insurance companies offering the variable annuity and life insurance contracts, no discussion is included here about the federal income tax consequences at the shareholder level. The federal income tax consequences for purchases of a variable annuity or life insurance contract are described in the prospectus for such contracts.

PAYMENTS TO INSURANCE COMPANIES AND BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARY COMPENSATION

          The Fund is only available as an underlying investment for variable life insurance and variable annuity contracts. The Fund and its distributor (and their related companies) may make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable contract. Payments to broker-dealers and other financial intermediaries may create a conflict of interest by

8	Prospectus ▪ TIAA-CREF Life Funds ▪ Bond Fund

influencing the broker-dealer or other financial intermediary to recommend a variable product and the Fund over another investment. Ask your financial adviser or visit the website of the insurance company or the financial intermediary for more information. The disclosure document for your variable contract may contain additional information about these payments.

ADDITIONAL INFORMATION ABOUT THE FUND

ADDITIONAL INFORMATION ON PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

          This Prospectus describes the Fund and its investment objective, principal investment strategies and restrictions and principal investment risks. An investor should consider whether the Fund is an appropriate investment. The investment objective of the Fund and its non-fundamental investment restrictions may be changed by the Board of Trustees of the Trust (the “Board of Trustees”) without shareholder approval. Certain investment restrictions described in the Fund’s Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval.

          As noted in the “Principal Investment Strategies” section of this Prospectus, the Fund has a policy of normally investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in the particular type of securities implied by its name. Shareholders will receive at least 60 days prior notice before changes are made to the 80% policy.

          The Fund may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the Fund may be successful in reducing market losses but may otherwise fail to achieve its investment objective.

          The use of a particular index as the Fund’s benchmark index is not a fundamental policy and can be changed without shareholder approval. The Fund will notify you before such a change is made.

          The Fund is not appropriate for market timing. You should not invest in the Fund if you are a market timer.

          No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program.

          Please see the Glossary toward the end of this Prospectus for certain defined terms used in this Prospectus.

ADDITIONAL INFORMATION ON PRINCIPAL INVESTMENT RISKS OF THE FUND

          The value of the Fund may increase or decrease as a result of its investments in fixed-income securities. More specifically, an investment in the Fund, or any of the Fund’s portfolio securities, typically is subject to the following principal investment risks:

TIAA-CREF Life Funds ▪ Bond Fund ▪ Prospectus	9

•

Interest Rate Risk (a type of Market Risk)—The risk that the value or yield of fixed-income securities may decline if interest rates change. In general, when prevailing interest rates decline, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to increase. Conversely, when prevailing interest rates increase, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to decline. Depending on the timing of the purchase of a fixed-income security and the price paid for it, changes in prevailing interest rates may increase or decrease the security’s yield. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes than shorter-term securities.

•

Prepayment Risk—The risk that during periods of falling interest rates, borrowers pay off their mortgage loans sooner than expected, forcing the Fund to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in income. These risks are normally present in mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can shorten depending on homeowner prepayment activity. A rise in the prepayment rate and the resulting decline in duration of fixed-income securities held by the Fund can result in losses to investors in the Fund.

•

Extension Risk—The risk that during periods of rising interest rates, borrowers pay off their mortgage loans later than expected, preventing the Fund from reinvesting principal proceeds at higher interest rates, resulting in less income than potentially available. These risks are normally present in mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can lengthen depending on homeowner prepayment activity. A decline in the prepayment rate and the resulting increase in duration of fixed-income securities held by the Fund can result in losses to investors in the Fund.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time. In times of market turmoil, perceptions of a company’s credit risk can quickly change and even large, well-established companies may deteriorate rapidly with little or no warning.

•

Income Volatility Risk—Income volatility refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of fixed-income securities. The risk of income volatility is that the level of current income from a portfolio of fixed-income securities declines in certain interest rate environments.

•	Credit Risk (a type of Company Risk)—The risk that a decline in a company’s financial position may prevent it from making principal and

10	Prospectus ▪ TIAA-CREF Life Funds ▪ Bond Fund

interest payments on fixed-income securities when due. Credit risk relates to the possibility that the issuer could default on its obligations, thereby causing the Fund to lose its investment in the security. Credit risk is heightened in times of market turmoil when perceptions of a company’s credit risk can quickly change and even large, well-established companies may deteriorate rapidly with little or no warning. Credit risk is also heightened in the case of investments in lower-rated, high-yield fixed-income securities because their issuers are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade securities, they are more likely to encounter financial difficulties and to be materially affected by such difficulties. High-yield securities may also be relatively more illiquid, therefore they may be more difficult to purchase or sell.

•

Call Risk—The risk that an issuer will redeem a fixed-income security prior to maturity. This often happens when prevailing interest rates are lower than the rate specified for the fixed-income security. If a fixed-income security is called early, the Fund may not be able to benefit fully from the increase in value that other fixed-income securities experience when interest rates decline. Additionally, the Fund would likely have to reinvest the payoff proceeds at current yields, which are likely to be lower than the fixed-income security in which the Fund originally invested, resulting in a decline in income.

•

Foreign Investment Risk—Foreign investments, which may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from one or more of the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and custodial and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

          The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very

TIAA-CREF Life Funds ▪ Bond Fund ▪ Prospectus	11

small, share prices of issuers in emerging market countries may be volatile and difficult to determine. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many such countries.

•

Active Management Risk—The risk that the performance of a fund that is actively managed, in whole or in part, reflects in part the ability of the portfolio manager(s) to make active, qualitative investment decisions that are suited to achieving the fund’s investment objective. As a result of active management, such fund could underperform other mutual funds with similar investment objectives.

•

Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—Trading activity in fixed-income securities in which the Fund invests may be dramatically reduced or cease at any time, whether due to general market turmoil, problems experienced by a single company or a market sector or other factors. In such cases, it may be difficult for the Fund to properly value assets represented by such securities. In addition, the Fund may not be able to purchase or sell a security at a price deemed to be attractive, if at all.

•

Mortgage Roll Risk—The risk that Advisors will not correctly predict mortgage prepayments and interest rates, which will diminish the investment performance of the Fund compared with what such performance would have been without the use of the strategy.

          In addition to the principal investment risks set forth above, there are other risks associated with investing in the Fund and in fixed-income securities that are discussed in the “Summary Information” section above and in the Fund’s SAI, which risks may include some of the risks previously identified for fixed-income securities.

          No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in the Fund.

ADDITIONAL INFORMATION ABOUT THE FUND’S BENCHMARK INDEX

          The benchmark index described below is unmanaged, and you cannot invest directly in the index.

          Barclays Capital U.S. Aggregate Bond Index

          The Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers U.S. Aggregate Index) covers the U.S. investment-grade fixed-rate bond market, including government and corporate securities, agency mortgage pass through securities, asset-backed securities, and commercial mortgage-backed securities. This index contains approximately 8,413 issues. The Barclays Capital U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. To be selected for inclusion in the Barclays Capital U.S. Aggregate Bond Index, the securities must have a minimum maturity of one year and a minimum par amount outstanding of $250

12	Prospectus ▪ TIAA-CREF Life Funds ▪ Bond Fund

million, and the securities must be rated investment-grade by two Nationally Recognized Statistical Rating Organizations (“NRSROs”).

NON-PRINCIPAL INVESTMENT STRATEGIES

          The Fund may also make certain other investments. For example, the Fund may invest in interest-only and principal-only mortgage-backed securities. These instruments have unique characteristics and are more sensitive to prepayment risk and extension risk than traditional mortgage-backed securities. The Fund may also buy and sell put and call options, futures contracts, and options on futures. The Fund intends to use options and futures primarily as a hedging technique or for cash management as well as risk management and to increase total return. Futures contracts permit the Fund to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments. In seeking to manage currency risk, the Fund can enter into forward currency contracts, and buy or sell options and futures on foreign currencies, or enter into foreign currency contracts.

          Where appropriate futures contracts do not exist, or if Advisors deems advisable for other reasons, the Fund may invest in investment company securities, such as exchange traded funds (“ETFs”). The Fund may also use ETFs for cash management purposes and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When the Fund invests in ETFs or other investment companies, the Fund bears a proportionate share of expenses charged by the investment company in which it invests.

          The Fund can buy and sell swaps and options on swaps, so long as these are consistent with the Fund’s investment objective and restrictions. For example, the Fund can invest in derivatives and other similar financial instruments such as credit default swaps (a derivative in which the buyer of the swap makes a series of payments to the seller and, in exchange, receives a payment if the underlying credit instrument (e.g., a bond) goes into default) and interest rate swaps (a derivative in which one party exchanges a stream of interest payments for another party’s stream of cash flows).

          Please see the Fund’s SAI for more information on these and other investments the Fund may utilize.

PORTFOLIO HOLDINGS

          A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s SAI.

PORTFOLIO TURNOVER

          If the Fund engages in active and frequent trading of portfolio securities, it will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in greater brokerage commission expenses or

TIAA-CREF Life Funds ▪ Bond Fund ▪ Prospectus	13

other transaction costs borne by the Fund and, ultimately, by shareholders. Also, a high portfolio turnover rate for the Fund may cause the Fund to be more likely to generate capital gains that must be distributed to shareholders as taxable income. The Fund is not subject to a specific limitation on portfolio turnover, and securities of the Fund may be sold at any time such sale is deemed advisable for investment or operational reasons. Also, certain trading strategies utilized by the Fund may increase portfolio turnover. The portfolio turnover rate of the Fund is listed above in the “Summary Information” section and the portfolio turnover rate during recent fiscal periods are provided in the Financial Highlights.

MANAGEMENT OF THE FUND

THE FUND’S INVESTMENT ADVISER

          Advisors manages the assets of the Trust, under the supervision of the Board of Trustees. Advisors is an indirect wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1 and the TIAA-CREF Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“Investment Management”), the personnel of Advisors also manage the investment accounts of CREF. As of December 31, 2009 Advisors and Investment Management together had approximately $199 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

          TIAA-CREF entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example, the investment accounts of CREF, TIAA or its subsidiaries perform services “at cost.” The Fund offered in this Prospectus, however, pays the management fees and other expenses that are described in the table on Fees and Expenses in the Prospectus. The management fees paid by the Fund to Advisors are intended to compensate Advisors for its services to the Fund and are not limited to the reimbursement of Advisors’ costs. Thus, under this arrangement, Advisors can earn a profit or incur a loss on the services which it renders to the Fund.

          During the fiscal year ended December 31, 2009, the aggregate fees paid to Advisors under the prior investment management agreement dated November 30, 1998, as amended (the “Prior Management Agreement”) with respect to the Fund were 0.10%. The Prior Management Agreement provided for a unitary fee structure under which Advisors provided or paid for virtually all services necessary for the Fund’s operations for the fee described above. As of May 1, 2010, the Prior Management Agreement is no longer in effect.

14	Prospectus ▪ TIAA-CREF Life Funds ▪ Bond Fund

          Advisors now manages the assets of the Fund described in this Prospectus pursuant to a new investment advisory agreement with the Trust dated May 1, 2010 that was approved by shareholders of the Fund on March 23, 2010 (the “Advisory Agreement”). Advisors’ duties under the Advisory Agreement include, among other things, providing the Fund with investment research, advice and supervision, furnishing an investment program for the Fund, determining which securities or other investments to purchase, sell or exchange and providing or obtaining any other necessary services to manage, acquire or dispose of securities, cash or other investments.

          The annual investment advisory fees charged under the Advisory Agreement with respect to the Fund are as follows:

INVESTMENT MANAGEMENT FEES

	Assets Under Management (Billions)	Fee Rate (average daily net assets)

Bond Fund	All Assets	0.30%

          A discussion regarding the basis for the Board of Trustees’ most recent approval of the Fund’s Prior Management Agreement is available in the Fund’s annual shareholder report for the period ended December 31, 2009. A discussion regarding the basis for the Board of Trustees’ most recent approval of the Advisory Agreement will be available in the Fund’s semi-annual report for the period ending June 30, 2010. For a free copy of the Fund’s shareholder report, please call 800 842-2776, visit the Fund’s website at www.tiaa-cref.org or visit the SEC’s website at www.sec.gov.

PORTFOLIO MANAGEMENT TEAM

          The Fund is managed by a team of managers, whose members are jointly responsible for the day-to-day management of the Fund, with expertise in the area(s) applicable to the Fund’s investments. The following is a list of members of the management team primarily responsible for managing the Fund’s investments, along with their relevant experience. The members of the team may change from time to time.

			Total Experience (since dates specified below)

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team

BOND FUND

Elizabeth (Lisa) D. Black, CFA Managing Director	Asset Allocation (General Oversight)	Advisors, TIAA and its affiliates—1987 to Present (head of fixed- income portfolio management and asset allocation; previously head of third-party fixed-income portfolio management teams)	1987	1987	2008

TIAA-CREF Life Funds ▪ Bond Fund ▪ Prospectus	15

			Total Experience (since dates specified below)

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team

John Cerra Managing Director	Lead Portfolio Manager and Asset Allocation	Advisors, TIAA and its affiliates—1985 to Present (fixed-income credit research and portfolio management)	1985	1985	2003

Steven Sterman Managing Director	Asset Allocation (General oversight)	Advisors, TIAA and its affiliates—1990 to Present (head of fixed-income trading; previously, fixed-income portfolio manager)	1990	1984	2009

          The Fund’s SAI provides additional disclosure about the compensation structure of the Fund’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of shares of the Fund.

OTHER SERVICES

          Advisors also provides certain administrative services to the Fund pursuant to a new Administrative Services Agreement with the Trust dated May 1, 2010 (the “Administrative Services Agreement”). Under the Administrative Services Agreement, Advisors is obligated to provide certain administrative and operational oversight services to the Fund. These services include, among other things, supervising the performance of the Fund’s custodian, transfer agent and fund administrator, furnishing necessary personnel, office space and equipment for the non-investment-related operations of the Fund and calculating the Fund’s net asset value. The Fund is responsible for paying all of its direct operational expenses, which expenses include, among other things, custodian and transfer agent fees, pricing costs, fund accounting fees, legal fees of fund and trustee counsel, expenses of shareholder meetings and the costs of preparing, printing and mailing registration statements and updated prospectuses. For Advisor’s provision of its administrative and operational oversight services to the Fund, the Fund pays to Advisors at the end of each calendar month the allocated costs of such services as determined under the TIAA-CREF cost allocation methodology then in effect. Prior to May 1, 2010, such services were provided or paid for pursuant to the Fund’s Prior Management Agreement.

DISTRIBUTION AND SERVICE ARRANGEMENTS

          Teachers Personal Investors Services, Inc. (“TPIS”) distributes the Fund’s shares. TPIS does not currently enter into agreements, or otherwise pay, other intermediaries to sell shares of the Fund. However, the Fund and TPIS (and their related companies) may in the future make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. In the event that these

16	Prospectus ▪ TIAA-CREF Life Funds ▪ Bond Fund

payments are made, the payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable contract. Payments to broker-dealers and other financial intermediaries may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend a variable product and the Fund over another investment. Ask your financial adviser or visit the website of the insurance company or the financial intermediary for more information. The disclosure document for your variable contract may contain additional information about these payments. Fund shares are distributed or sold only to the variable annuity or variable life insurance contracts that invest in the Fund.

CALCULATING SHARE PRICE

          The Fund determines its net asset value (“NAV”) per share, or share price, on each day the New York Stock Exchange (the “NYSE”) is open for business. The NAV for the Fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time or at such earlier time that regular trading on the NYSE closes prior to 4:00 p.m. Eastern Time). The Fund does not price its shares on days that the NYSE is closed. NAV per share is determined by dividing the value of the Fund’s assets, less all liabilities, by the total number of shares outstanding.

          If the Fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares.

          The Fund generally uses market quotations or values obtained from independent pricing services to value securities and other instruments held by the Fund. However, fixed-income securities held by the Fund with remaining maturities of 60 days or less generally are valued using their amortized cost. If market quotations or values from independent pricing services are not readily available or are not considered reliable, the Fund will use a security’s “fair value,” as determined in good faith using procedures approved by the Board of Trustees. The Fund may also use fair value if events that may have a significant effect on the value of an investment (as determined in Advisors’ sole discretion) occur between the time when its price is determined and the time the Fund’s NAV is calculated. For example, the Fund might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before the Fund’s NAV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the Fund’s NAV. Although the Fund fair values portfolio securities on a security-by-security basis, funds that hold foreign portfolio securities may see their portfolio

TIAA-CREF Life Funds ▪ Bond Fund ▪ Prospectus	17

securities fair valued more frequently than other funds that do not hold foreign securities.

          Fair value pricing most commonly occurs with securities that are primarily traded outside the United States. Fair value pricing may occur, for instance, when there are significant market movements in the U.S. after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust based on market movements in the U.S. when their markets open the next day. In these cases, the Fund may fair value certain foreign securities when it is believed the last traded price on the foreign market does not reflect the value of that security at 4:00 pm Eastern Time. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price.

          While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of the Fund to the detriment of longer-term shareholders, it may reduce some of the certainty in pricing obtained by using actual market close prices.

          The Fund’s fair value pricing procedures provide, among other things, for the Fund to examine whether to fair value foreign securities when there is a significant movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE. The Fund also examines the prices of individual securities to determine, among other things, whether the price of such securities reflects fair value at the close of the NYSE based on market movements. In addition, the Fund may fair value domestic securities when it is believed the last market quotation is not readily available or such quotation does not represent the fair value of that security.

          Money market instruments with maturities of more than 60 days are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

DIVIDENDS, DISTRIBUTIONS AND TAXES

          The tax status of your investment depends upon your variable insurance contract. For a complete discussion of the tax status of your contract, please refer to the prospectus describing the contract.

          Shares in the Fund may only be held through a variable annuity or other variable insurance contract. Under current tax law, any dividend or capital gains distributions from the Fund will be exempt from current taxation if left to accumulate within your variable contract. Withdrawals from your contract may be taxed as ordinary income. You may also be subject to a 10% penalty tax if a withdrawal is made before age 59½.

18	Prospectus ▪ TIAA-CREF Life Funds ▪ Bond Fund

          The Fund expects to declare and distribute to its shareholders (i.e., any separate accounts) substantially all of its net investment income and net realized capital gains.

          The Fund will normally distribute dividends and capital gains annually.

          In addition, the Fund may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year.

          All dividend and capital gains distributions from the Fund will be automatically reinvested by the separate account in additional shares of the Fund.

          The Fund has qualified and intends to continue to qualify for taxation as a “regulated investment company” under Subchapter M of Chapter 1 of the Code so that it will not be subject to federal income tax to the extent its income and net capital gains are distributed to shareholders. In addition, the Fund intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

IMPORTANT TRANSACTION INFORMATION

          Voting Rights. The Trust may hold shareholders’ meetings periodically to elect trustees, change fundamental policies, approve a management agreement or for other purposes. Each share is entitled to one vote for each dollar of net asset value represented by that share (each fractional share is entitled to a fractional vote) on all matters to which shareholders are entitled to vote. You should refer to the SAI, as well as the separate prospectus describing your contract and the separate account, which accompanies this Prospectus, for more information on your voting rights.

          Important Information About Procedures for Opening a New Account. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require the Fund to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. The Fund may also be required to provide additional information about you and your account to government regulators.

          Customer Complaints. Customer complaints may be directed to TIAA-CREF Life Funds, 730 Third Avenue, New York, NY 10017-3206, Mail Stop 730/06/41, Attention: Director, Distribution Operations Services.

          Electronic Prospectuses. If you received this Prospectus electronically and would like a paper copy, please contact the Fund and one will be sent to you.

TIAA-CREF Life Funds ▪ Bond Fund ▪ Prospectus	19

MARKET TIMING/EXCESSIVE TRADING POLICY—APPLICABLE TO ALL INVESTORS

          There are separate account contract owners who may try to profit from transferring money back and forth among the accounts invested in the Fund and other funds in an effort to “time” the market. As money is shifted in and out of the Fund, the Fund may incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all contract owners, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. Consequently, the Fund is not appropriate for such market timing and you should not invest in the Fund if you want to engage in market timing activity.

          The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if, within a 60-calendar day period, a contract owner redeems or exchanges any monies out of an investment account that holds shares of the Fund, subsequently purchases or exchanges any monies back into that same investment account holding shares of the Fund and then redeems or exchanges any monies out of that same investment account holding shares of the Fund, the contract owner will not be permitted to make electronic transfers (i.e., transfers over the Internet, by telephone or fax) back into that same investment account holding shares of the Fund through a purchase or exchange for 90 calendar days.

          These market timing policies and procedures will not be applied to certain types of transactions like reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic rebalancings, death and hardship withdrawals, certain transactions made within a separate account, retirement plan or employee benefit plan, such as contributions, mandatory distributions, loans and separate account or plan sponsor-initiated transactions, and other types of transactions specified by the Fund’s management. In addition, the market timing policies and procedures will not apply to certain tuition (529) programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Fund’s management. The Fund’s management may also waive the market timing policies and procedures when it is believed that such waiver is in the Fund’s best interests, including but not limited to when it is determined that enforcement of these policies and procedures is not necessary to protect the Fund from the effects of short-term trading.

          The Fund also reserves the right to reject any purchase or exchange request, including when it is believed that a request would be disruptive to the Fund’s efficient portfolio management. The Fund also may suspend or terminate your ability to transact by telephone, fax or Internet for any reason, including the prevention of market timing. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or

20	Prospectus ▪ TIAA-CREF Life Funds ▪ Bond Fund

amount of the investment or because of a history of excessive trading by the contract owner. Because the Fund has discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.

          The Fund’s portfolio securities are fair valued, as necessary (most frequently with respect to international holdings), to help ensure that a portfolio security’s true value is reflected in the Fund’s NAV, thereby minimizing any potential stale price arbitrage.

          The Fund seeks to apply its specifically defined market timing policies and procedures uniformly to all contract owners, and not to make exceptions with respect to these policies and procedures (beyond the exemptions noted above). The Fund makes reasonable efforts to apply these policies and procedures to contract owners who own shares through separate accounts or intermediaries. These efforts may include requesting transaction data from separate accounts or intermediaries from time to time to verify whether the Fund’s policies are being followed and/or to instruct separate accounts or intermediaries to take action against contract owners who have violated the Fund’s market timing policies. At times, the Fund may agree to defer to an insurance company’s or other intermediary’s market timing policy if the Fund’s management believes that the insurance company’s or other intermediary’s policy provides comparable protection of Fund contract owners’ interests. The Fund has the right to modify its market timing policies and procedures at any time without advance notice.

          The Fund is not appropriate for market timing. Separate accounts that want to facilitate the market timing activities of their contract owners should not invest in the Fund.

          Contract owners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite efforts to discourage market timing, there is no guarantee that the Fund or its agents will be able to identify such contract owners or curtail their trading practices.

          Please note that you may be subject to additional market timing or excessive trading policies implemented by the separate account through which you hold Fund shares. Please contact your separate account for more details.

          If you invest in the Fund through an intermediary, including through a retirement or employee benefit plan, you may be subject to additional market timing or excessive trading policies implemented by the intermediary or plan. Please contact your intermediary or plan sponsor for more details.

NOTE ON SEC EXEMPTION

          The SEC granted the Fund an exemption from certain provisions of the Investment Company Act of 1940. The exemption permits shares of the Fund (as well as shares of the other series or portfolios of the Trust) to be offered as an investment option for both variable annuity contracts and variable life insurance policies issued by TIAA-CREF Life, or by insurance companies affiliated or

TIAA-CREF Life Funds ▪ Bond Fund ▪ Prospectus	21

unaffiliated with TIAA-CREF Life, and to qualified plans. Due to differences in tax treatment or other considerations, the interests of various contractowners participating in the Fund and the interests of qualified plans or general accounts investing in the Fund could potentially conflict. The Board of Trustees is required to monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action, if any, should be taken in response to any such conflict, and the Board has the right to require an insurance company to remove its assets from the Fund to resolve a material irreconcilable conflict.

OFFERING, PURCHASING AND REDEEMING SHARES

          Shares of the Fund are not sold directly to you, but rather are sold in a continuous offering to insurance company separate accounts to fund variable annuity or other insurance contracts.

          Your premiums under the contracts are placed in the appropriate investment account of the separate account, and the assets of the investment account are then invested in the shares of the Fund. The separate account purchases and redeems shares of the Fund at NAV without sales or redemption charges.

          For each day on which the Fund’s NAV is calculated, the separate account transmits to the Fund any orders to purchase or redeem shares of the Fund based on the purchase payments, redemption requests, death benefits, contract charges and transfer requests from contractowners and beneficiaries that have been processed on that day. The separate account purchases and redeems shares of the Fund at the Fund’s NAV per share calculated as of that same day.

GLOSSARY

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration.

Equity Securities: Primarily, common stock, preferred stock and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income or Fixed-Income Securities: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that generally pay fixed or variable rates of interest; debt obligations issued at a discount from face

22	Prospectus ▪ TIAA-CREF Life Funds ▪ Bond Fund

value (i.e., that have an imputed rate of interest); non-interest bearing debt securities (i.e., zero coupon bonds) and other non-equity securities that pay dividends.

Foreign Investments: Foreign investments may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States, (3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally recognized statistical rating organization (“NRSRO”) or unrated securities that Advisors determines are of comparable quality.

U. S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

TIAA-CREF Life Funds ▪ Bond Fund ▪ Prospectus	23

FINANCIAL HIGHLIGHTS

          The Financial Highlights table is intended to help you understand the financial performance of the Fund for the past five years (or, if the Fund has not been in operation for five years, since commencement of operations of the Fund). Certain information reflects financial results for a single share of the Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

          PricewaterhouseCoopers LLP serves as the Fund’s independent registered public accounting firm and has audited the financial statements of the Fund for each of the periods presented in the five-year period ended December 31, 2009. Their report appears in the Trust’s Annual Report, which is available without charge upon request.

24	Prospectus ▪ TIAA-CREF Life Funds ▪ Bond Fund

FINANCIAL HIGHLIGHTS

BOND FUND ■ FOR THE PERIOD OR YEAR ENDED

	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of year	$23.38	$24.55	$24.41	$24.44	$24.88

Gain (loss) from investment operations:
Net investment income (a)	1.06	1.29	1.29	1.21	1.10
Net realized and unrealized gain (loss) on total investments	0.68	(1.19)	0.07	(0.06)	(0.48)

Total gain from investment operations	1.74	0.10	1.36	1.15	0.62

Less distributions from:
Net investment income	(0.99)	(1.27)	(1.22)	(1.18)	(1.06)

Total distributions	(0.99)	(1.27)	(1.22)	(1.18)	(1.06)

Net asset value, end of year	$24.13	$23.38	$24.55	$24.41	$24.44

TOTAL RETURN	7.40%	0.39%	5.60%	4.70%	2.51%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$115,865	$91,953	$86,661	$71,761	$66,434
Ratio of expenses to average net assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of net investment income to average net assets	4.41%	5.27%	5.18%	4.88%	4.35%
Portfolio turnover rate	147%	92%	97%	76%	78%

(a) Based on average shares outstanding.

TIAA-CREF Life Funds ▪ Bond Fund ▪ Prospectus	25

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FOR MORE INFORMATION ABOUT TIAA-CREF LIFE FUNDS

The following documents contain more information about the Funds and are available free upon request:

Statement of Additional Information (“SAI”). The Fund’s SAI contains more information about certain aspects of the Fund. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the Fund’s SAI is legally a part of the Prospectus.

Annual and Semiannual Reports. The Fund’s annual and semiannual reports provide additional information about the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the preceding fiscal year. The audited financial statements in the Fund’s annual shareholder report dated December 31, 2009 are also incorporated into this Prospectus by reference.

Requesting documents. You can request a copy of the Fund’s SAI or these reports without charge, or contact the Fund for any other purpose, in any of the following ways:

By telephone:
Call 877 825-0411

In writing:
TIAA-CREF Life Funds
730 Third Avenue
New York, NY 10017-3206

Over the Internet:
www.tiaa-cref.org

Information about the Trust (including the Fund’s SAI) can be reviewed and copied at the SEC’s public reference room (202 551-8090) in Washington, D.C. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549.

If you have any questions about the TIAA-CREF Life Funds or your variable contract, please call us at 877 825-0411.

1940 Act File No. 811-08961	A12171 (5/10)

PROSPECTUS

MAY 1, 2010

MONEY MARKET FUND

of the TIAA-CREF Life Funds

This prospectus (“Prospectus”) contains important information about the shares offered by the fund listed above (the “Fund”), one of the ten investment portfolios of the TIAA-CREF Life Funds (the “Trust”). The Fund is available only through the purchase of variable annuity contracts or variable life insurance policies (collectively, “contracts”) issued by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”). Shares of the Fund may be offered in the future in connection with variable insurance products issued by TIAA-CREF Life or by insurance companies affiliated or unaffiliated with TIAA-CREF Life, and to qualified retirement plans. Please read this Prospectus, along with the prospectus describing the contract, before investing and keep both prospectuses for future reference.

The Fund may not be available to you under your variable insurance contract. Check your contract and any endorsements for the availability of the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. An investor can lose money in the Fund, and the Fund could perform more poorly than other investments.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Dividends, Distributions and Taxes	15

Important Transaction Information	16

Note on SEC Exemption	17

Offering, Purchasing and Redeeming Shares	17

Glossary	17

Financial Highlights	19

SUMMARY INFORMATION

MONEY MARKET FUND

of the TIAA-CREF Life Funds

Ticker: TLMXX

INVESTMENT OBJECTIVE

          The Fund seeks high current income consistent with maintaining liquidity and preserving capital.

FEES AND EXPENSES

          The following table describes the fees and expenses that you pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%
Maximum Deferred Sales Charge	0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%
Redemption Fee	0%
Exchange Fee	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)1

Management Fees	0.10%
Other Expenses	0.20%
Total Annual Fund Operating Expenses	0.30%
Waivers and Expense Reimbursements[2]	0.15%
Net Annual Fund Operating Expenses	0.15%

1	Expense information has been restated to reflect the Fund’s new advisory and administration agreements effective May 1, 2010.

[2]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”), has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.15% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2011 unless changed with approval of the Board of Trustees.

TIAA-CREF Life Funds ▪ Money Market Fund ▪ Prospectus	3

          Example

          This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place until April 30, 2011 but that there will be no waiver or expense reimbursement agreement in effect thereafter. The example does not reflect the fees and expenses of any variable annuity contract or variable life insurance policy and the costs in the example would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$15
3 Years	$81
5 Years	$154
10 Years	$366

PRINCIPAL INVESTMENT STRATEGIES

          The Fund invests primarily in high-quality, short-term money market instruments. Generally, the Fund seeks to maintain a share value of $1.00 per share.

          The Fund invests in debt obligations with a remaining maturity of 397 days or less, such as:

(1)	Commercial paper (short-term “IOUs” issued by corporations and others) or variable-rate, floating-rate or variable-amount securities of domestic or foreign companies;

(2)

Obligations of commercial banks, savings banks, savings and loan associations, and foreign banks whose latest annual financial statements show more than $1 billion in assets. These include certificates of deposit, time deposits, bankers’ acceptances and other short-term debt;

(3)	Securities issued by, or whose principal and interest are guaranteed by, the U.S. Government or one of its agencies or instrumentalities;

(4)	Other debt obligations with a remaining maturity of 397 days or less issued by domestic or foreign companies;

(5)

Repurchase agreements involving securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, or involving certificates of deposit, commercial paper or bankers’ acceptances;

(6)	Obligations issued or guaranteed by foreign governments or their political subdivisions, agencies or instrumentalities; and/or

4	Prospectus ▪ TIAA-CREF Life Funds ▪ Money Market Fund

(7)	Obligations of international organizations (and related government agencies) designated or supported by U.S. or foreign government agencies to promote economic development or international banking.

          The Money Market Fund maintains a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life to maturity of 120 days or less. The Fund limits its investments to securities that present minimal credit risk and are rated in the highest rating categories for short-term instruments. The Fund will only purchase money market instruments that at the time of purchase are “First Tier Securities,” that is, instruments rated within the highest category by at least two nationally recognized statistical rating organizations (“NRSROs”), or rated within the highest category by one NRSRO if it is the only NRSRO to have issued a rating for the security, or unrated securities of comparable quality. The Fund can also invest up to 30% of its assets in money market and debt instruments of foreign issuers denominated in U.S. dollars.

          The above list of investments is not exclusive and the Fund may make other investments consistent with its investment objective and policies.

          The benchmark index for the Fund is the iMoneyNet Money Fund Report AverageTM—All Taxable.

PRINCIPAL INVESTMENT RISKS

          You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•

Current Income Risk—The risk that the income the Fund receives may fall as a result of a decline in interest rates. In a low interest rate environment, the Fund may not be able to achieve a positive or zero yield or maintain a stable net asset value of $1.00 per share.

•	Market Risk—The risk that market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the security over short or extended periods of time.

•	Credit Risk (a type of Company Risk)—The risk that the issuer of bonds may not be able to meet interest or principal payments when the bonds become due.

•	Income Volatility Risk—The risk that the level of current income from a portfolio of fixed-income securities declines in certain interest rate environments.

•	Interest Rate Risk (a type of Market Risk)—The risk that increases in interest rates can cause the prices of fixed-income securities to decline.

•

Prepayment Risk—The risk that during periods of falling interest rates, borrowers pay off their mortgage loans sooner than expected, forcing the Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income.

TIAA-CREF Life Funds ▪ Money Market Fund ▪ Prospectus	5

•

Extension Risk—The risk that during periods of rising interest rates, borrowers pay off their mortgage loans later than expected, preventing the Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available.

•

Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from securities of U.S. issuers. This risk may be heightened in emerging or developing markets.

          Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see page 9 of the prospectus for detailed information about the risks described above.

          An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any similar governmental agency.

PAST PERFORMANCE

          The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of shares of the Fund. Below the bar chart are the best and worst returns for a calendar quarter since inception of the Fund. The performance table following the bar chart shows the Fund’s average annual total returns over the one-year, five-year and since-inception periods (where applicable) ended December 31, 2009, and how those returns compare to those of the Fund’s benchmark index. Effective May 1, 2010, fees charged to the Fund have increased. The Fund’s past performance has not been restated to reflect such fees, and performance would be lower if it had been restated. In addition, returns do not reflect fees and expenses of any variable annuity or variable life insurance contract and would be lower if they did.

          Past performance of the Fund is not necessarily an indication of how it will perform in the future. For current performance information of the Fund, including performance to the most recent month-end, please visit www.tiaa-cref.org.

6	Prospectus ▪ TIAA-CREF Life Funds ▪ Money Market Fund

AVERAGE ANNUAL TOTAL RETURNS (%)

Best quarter: 1.34%, for the quarter ended December 31, 2006. Worst quarter: 0.07%, for the quarter ended December 31, 2009.

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2009

	One Year	Five Years	Since Inception

Money Market Fund (Inception: July 8, 2003)	0.54%	3.40%	2.90%
iMoneyNet Money Fund Report Average™—All Taxable (reflects no deduction for fees, expenses or taxes)	0.17%	2.80%	2.34	%†

†	The performance above is computed from August 2003 because the iMoneyNet return is calculated only on a monthly basis.

Current performance of the Fund’s shares may be higher or lower than that shown above.

          After-tax returns have not been shown because they are not relevant since Fund shares currently are held only through insurance company separate accounts.

PORTFOLIO MANAGEMENT

          Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

          Portfolio Managers. The following person manages the Fund on a day-today basis:

Name:	Michael Ferraro, CFA
Title:	Director
Experience on Fund:	since 2003

PURCHASE AND SALE OF FUND SHARES

          Please contact the insurance company that issued your variable product for more information on the purchase and sale of Fund shares.

TIAA-CREF Life Funds ▪ Money Market Fund ▪ Prospectus	7

TAX INFORMATION

          Because the only shareholders of the Fund are the insurance companies offering the variable annuity and life insurance contracts, no discussion is included here about the federal income tax consequences at the shareholder level. The federal income tax consequences for purchases of a variable annuity or life insurance contract are described in the prospectus for such contracts.

PAYMENTS TO INSURANCE COMPANIES AND BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARY COMPENSATION

          The Fund is only available as an underlying investment for variable life insurance and variable annuity contracts. The Fund and its distributor (and their related companies) may make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable contract. Payments to broker-dealers and other financial intermediaries may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend a variable product and the Fund over another investment. Ask your financial adviser or visit the website of the insurance company or the financial intermediary for more information. The disclosure document for your variable contract may contain additional information about these payments.

ADDITIONAL INFORMATION ABOUT THE FUND

ADDITIONAL INFORMATION ON PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

          This Prospectus describes the Fund and its investment objective, principal investment strategies and restrictions and principal investment risks. An investor should consider whether the Fund is an appropriate investment. The investment objective of the Fund and its non-fundamental investment restrictions may be changed by the Board of Trustees of the Trust (the “Board of Trustees”) without shareholder approval. Certain investment restrictions described in the Fund’s Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval.

          The Fund may, for temporary defensive purposes, invest all of its assets in cash. In doing so, the Fund may be successful in reducing market losses but may otherwise fail to achieve its investment objective.

          The use of a particular index as the Fund’s benchmark index is not a fundamental policy and can be changed without shareholder approval. The Fund will notify you before such a change is made.

          The Fund is not appropriate for market timing. You should not invest in the Fund if you are a market timer.

8	Prospectus ▪ TIAA-CREF Life Funds ▪ Money Market Fund

          No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program.

          Please see the Glossary toward the end of this Prospectus for certain defined terms used in this Prospectus.

ADDITIONAL INFORMATION ON PRINCIPAL INVESTMENT RISKS OF THE FUND

          The value of the Fund may increase or decrease as a result of its investments in fixed-income securities. More specifically, an investment in the Fund, or any of the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•

Current Income Risk—The risk that the income the Fund receives may fall as a result of a decline in interest rates. In a low interest rate environment, the Fund may not be able to achieve a positive or zero yield or maintain a stable net asset value of $1.00 per share.

•

Market Risk—The risk that the price of equity securities may decline in response to general market and economic conditions or events, including conditions and developments outside of the equity markets such as significant changes in interest and inflation rates and the availability of credit. Accordingly, the value of the equity securities that the Fund holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock’s price. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region. During periods of unusual volatility or turmoil in the equity markets, the Fund may undergo an extended period of decline.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time. In times of market turmoil, perceptions of a company’s credit risk can quickly change and even large, well-established companies may deteriorate rapidly with little or no warning.

•

Credit Risk (a type of Company Risk)—The risk that a decline in a company’s financial position may prevent it from making principal and interest payments on fixed-income securities when due. Credit risk relates to the possibility that the issuer could default on its obligations, thereby causing the Fund to lose its investment in the security. Credit risk is heightened in times of market turmoil when perceptions of a company’s credit risk can quickly change and even large, well-established companies may deteriorate rapidly with little or no warning. Credit risk is also heightened in the case of investments in lower-rated, high-yield fixed-income securities because their issuers are typically in weak financial health

TIAA-CREF Life Funds ▪ Money Market Fund ▪ Prospectus	9

and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade securities, they are more likely to encounter financial difficulties and to be materially affected by such difficulties. High-yield securities may also be relatively more illiquid, therefore they may be more difficult to purchase or sell.

•

Income Volatility Risk—Income volatility refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of fixed-income securities. The risk of income volatility is that the level of current income from a portfolio of fixed-income securities declines in certain interest rate environments.

•

Interest Rate Risk (a type of Market Risk)—The risk that the value or yield of fixed-income securities may decline if interest rates change. In general, when prevailing interest rates decline, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to increase. Conversely, when prevailing interest rates increase, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to decline. Depending on the timing of the purchase of a fixed-income security and the price paid for it, changes in prevailing interest rates may increase or decrease the security’s yield. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes than shorter-term securities.

•

Prepayment Risk—The risk that during periods of falling interest rates, borrowers pay off their mortgage loans sooner than expected, forcing the Fund to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in income. These risks are normally present in mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can shorten depending on homeowner prepayment activity. A rise in the prepayment rate and the resulting decline in duration of fixed-income securities held by the Fund can result in losses to investors in the Fund.

•

Extension Risk—The risk that during periods of rising interest rates, borrowers pay off their mortgage loans later than expected, preventing the Fund from reinvesting principal proceeds at higher interest rates, resulting in less income than potentially available. These risks are normally present in mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can lengthen depending on homeowner prepayment activity. A decline in the prepayment rate and the resulting increase in duration of fixed-income securities held by the Fund can result in losses to investors in the Fund.

•

Foreign Investment Risk—Foreign investments, which may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts

10	Prospectus ▪ TIAA-CREF Life Funds ▪ Money Market Fund

payable or denominated in non-U.S. currencies, can involve special risks that arise from one or more of the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and custodial and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

          The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices of issuers in emerging market countries may be volatile and difficult to determine. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many such countries.

          In addition to the principal investment risks set forth above, there are other risks associated with investing in the Fund and in the Fund’s investments that are discussed in the” Summary Information” section above and in the Fund’s SAI, which risks may include some of the risks previously identified for equity, fixed-income and other securities.

          Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Fund, like other mutual funds, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in the Fund.

ADDITIONAL INFORMATION ABOUT THE FUND’S BENCHMARK INDEX

          The benchmark index described below is unmanaged, and you cannot invest directly in the index.

           iMoney Net Money Fund Report Average™--All Taxable

          This is the benchmark for the Fund. The iMoney Net Money Fund Report Average™–All Taxable, which is a simple average of over 1,000 taxable mutual funds, covers all major taxable money market mutual fund yields published

TIAA-CREF Life Funds ▪ Money Market Fund ▪ Prospectus	11

weekly for 7- and 30-day simple and compound (assumes reinvested dividends) yields.

NON-PRINCIPAL INVESTMENT STRATEGIES

          The Fund seeks to maintain a stable net asset value of $1.00 per share of the Money Market Fund by investing in assets that present minimal credit risk, maintaining an average weighted maturity of 60 days or less, and an average life to maturity of 120 days or less, and investing all of the Fund’s assets in U.S. dollar-denominated securities or other instruments maturing in 397 days or less. The Money Market Fund cannot assure you that it will be able to maintain a stable net asset value of $1.00 per share.

          The Fund may also invest in (1) participation interests in loans that banks have made to issuers of commercial paper and certain other securities (such participation interests may be considered illiquid); and (2) asset-backed securities issued by domestic corporations or trusts.

          Please see the Statement of Additional Information (“SAI”) for more information on these and other investments the Fund may utilize.

PORTFOLIO HOLDINGS

          A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s SAI.

MANAGEMENT OF THE FUND

THE FUND’S INVESTMENT ADVISER

          Advisors manages the assets of the Trust, under the supervision of the Board of Trustees. Advisors is an indirect wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1 and the TIAA-CREF Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“Investment Management”), the personnel of Advisors also manage the investment accounts of CREF. As of December 31, 2009 Advisors and Investment Management together had approximately $199 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

          TIAA-CREF entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example, the investment accounts of CREF, TIAA or its subsidiaries perform services “at cost.” The Fund offered in this Prospectus, however, pays the management fees

12	Prospectus ▪ TIAA-CREF Life Funds ▪ Money Market Fund

and other expenses that are described in the table on Fees and Expenses in the Prospectus. The management fees paid by the Fund to Advisors are intended to compensate Advisors for its services to the Fund and are not limited to the reimbursement of Advisors’ costs. Thus, under this arrangement, Advisors can earn a profit or incur a loss on the services which it renders to the Fund.

          During the fiscal year ended December 31, 2009, the aggregate fees paid to Advisors under the prior investment management agreement dated November 30, 1998, as amended (the “Prior Management Agreement”) with respect to the Fund were 0.06%. The Prior Management Agreement provided for a unitary fee structure under which Advisors provided or paid for virtually all services necessary for the Fund’s operations for the fee described above. As of May 1, 2010, the Prior Management Agreement is no longer in effect.

          Advisors now manages the assets of the Fund described in this Prospectus pursuant to a new investment advisory agreement with the Trust dated May 1, 2010 that was approved by shareholders of the Fund on March 23, 2010 (the “Advisory Agreement”). Advisors’ duties under the Advisory Agreement include, among other things, providing the Fund with investment research, advice and supervision, furnishing an investment program for the Fund, determining which securities or other investments to purchase, sell or exchange and providing or obtaining any other necessary services to manage, acquire or dispose of securities, cash or other investments.

          The annual investment advisory fees charged under the Advisory Agreement with respect to the Fund are as follows:

INVESTMENT MANAGEMENT FEES

	Assets Under Management (Billions)	Fee Rate (average daily net assets)

Money Market Fund	All Assets	0.10%

          A discussion regarding the basis for the Board of Trustees’ most recent approval of the Fund’s Prior Management Agreement is available in the Fund’s annual shareholder report for the period ended December 31, 2009. A discussion regarding the basis for the Board of Trustees’ most recent approval of the Advisory Agreement will be available in the Fund’s semi-annual report for the period ending June 30, 2010. For a free copy of the Fund’s shareholder report, please call 800 842-2776, visit the Fund’s website at www.tiaa-cref.org or visit the SEC’s website at www.sec.gov.

PORTFOLIO MANAGEMENT TEAM

          The Fund is managed by a portfolio manager responsible for the day-to-day management of the Fund, with expertise in the area(s) applicable to the Fund’s investments.

TIAA-CREF Life Funds ▪ Money Market Fund ▪ Prospectus	13

			Total Experience (since dates specified below)

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team

MONEY MARKET FUND

Michael F. Ferraro, CFA Director	Fixed-Income Security Selection-Trader/Research	Advisors, TIAA and its affiliates—1998 to Present (fixed-income credit research and portfolio management)	1998	1974	2003

          The Fund’s SAI provides additional disclosure about the compensation structure of the Fund’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of shares of the Fund.

OTHER SERVICES

          Advisors also provides certain administrative services to the Fund pursuant to a new Administrative Services Agreement with the Trust dated May 1, 2010 (the “Administrative Services Agreement”). Under the Administrative Services Agreement, Advisors is obligated to provide certain administrative and operational oversight services to the Fund. These services include, among other things, supervising the performance of the Fund’s custodian, transfer agent and fund administrator, furnishing necessary personnel, office space and equipment for the non-investment-related operations of the Fund and calculating the Fund’s net asset value. The Fund is responsible for paying all of its direct operational expenses, which expenses include, among other things, custodian and transfer agent fees, pricing costs, fund accounting fees, legal fees of fund and trustee counsel, expenses of shareholder meetings and the costs of preparing, printing and mailing registration statements and updated prospectuses. For Advisor’s provision of its administrative and operational oversight services to the Fund, the Fund pays to Advisors at the end of each calendar month the allocated costs of such services as determined under the TIAA-CREF cost allocation methodology then in effect. Prior to May 1, 2010, such services were provided or paid for pursuant to the Fund’s Prior Management Agreement.

DISTRIBUTION AND SERVICE ARRANGEMENTS

          Teachers Personal Investors Services, Inc. (“TPIS”) distributes the Fund’s shares. TPIS does not currently enter into agreements, or otherwise pay, other intermediaries to sell shares of the Fund. However, the Fund and TPIS (and their related companies) may in the future make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. In the event that these payments are made, the payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the

14	Prospectus ▪ TIAA-CREF Life Funds ▪ Money Market Fund

variable contract. Payments to broker-dealers and other financial intermediaries may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend a variable product and the Fund over another investment. Ask your financial adviser or visit the website of the insurance company or the financial intermediary for more information. The disclosure document for your variable contract may contain additional information about these payments. Fund shares are distributed or sold only to the variable annuity or variable life insurance contracts that invest in the Fund.

CALCULATING SHARE PRICE

          The Fund determines its net asset value (“NAV”) per share, or share price, on each day the New York Stock Exchange (the “NYSE”) is open for business. The NAV for the Fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time). The Fund does not price its shares on days that the NYSE is closed. The Fund’s NAV is computed by calculating the value of the Fund’s assets, less its liabilities, and its NAV per share is computed by dividing its NAV allocable to each share class by the number of outstanding shares of that class.

          If the Fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares.

          To calculate the Fund’s NAV per share, the Fund’s portfolio securities are valued at their amortized cost. This valuation method does not take into account unrealized gains or losses on the Fund’s portfolio securities. Amortized cost valuation involves first valuing a security at cost, and thereafter assuming an amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the security’s market value. While this method provides certainty in valuation, there may be times when the value of a security, as determined by amortized cost, may be higher or lower than the price the Money Market Fund would receive if it sold the security.

DIVIDENDS, DISTRIBUTIONS AND TAXES

          The tax status of your investment depends upon your variable insurance contract. For a complete discussion of the tax status of your contract, please refer to the prospectus describing the contract.

          Shares in the Fund may only be held through a variable annuity or other variable insurance contract. Under current tax law, any dividend or capital gains distributions from the Fund will be exempt from current taxation if left to accumulate within your variable contract. Withdrawals from your contract may be taxed as ordinary income. You may also be subject to a 10% penalty tax if a withdrawal is made before age 59½.

TIAA-CREF Life Funds ▪ Money Market Fund ▪ Prospectus	15

          The Fund expects to declare and distribute to its shareholders (i.e., any separate accounts) substantially all of its net investment income and net realized capital gains.

          Although dividends are paid monthly, these dividends are calculated and declared daily. The Fund will normally distribute capital gains, if any, annually.

          In addition, the Fund may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year.

          All dividend and capital gains distributions from the Fund will be automatically reinvested by the separate account in additional shares of the Fund.

          The Fund has qualified and intends to continue to qualify for taxation as a “regulated investment company” under Subchapter M of Chapter 1 of the Code so that it will not be subject to federal income tax to the extent its income and net capital gains are distributed to shareholders. In addition, the Fund intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

IMPORTANT TRANSACTION INFORMATION

          Voting Rights. The Trust may hold shareholders’ meetings periodically to elect trustees, change fundamental policies, approve a management agreement or for other purposes. Each share is entitled to one vote for each dollar of net asset value represented by that share (each fractional share is entitled to a fractional vote) on all matters to which shareholders are entitled to vote. You should refer to the SAI, as well as the separate prospectus describing your contract and the separate account, which accompanies this Prospectus, for more information on your voting rights.

          Important Information About Procedures for Opening a New Account. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require the Fund to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. The Fund may also be required to provide additional information about you and your account to government regulators.

          Customer Complaints. Customer complaints may be directed to TIAA-CREF Life Funds, 730 Third Avenue, New York, NY 10017-3206, Mail Stop 730/06/41, Attention: Director, Distribution Operations Services.

          Electronic Prospectuses. If you received this Prospectus electronically and would like a paper copy, please contact the Fund and one will be sent to you.

16	Prospectus ▪ TIAA-CREF Life Funds ▪ Money Market Fund

NOTE ON SEC EXEMPTION

          The SEC granted the Fund an exemption from certain provisions of the Investment Company Act of 1940. The exemption permits shares of the Fund (as well as shares of the other series or portfolios of the Trust) to be offered as an investment option for both variable annuity contracts and variable life insurance policies issued by TIAA-CREF Life, or by insurance companies affiliated or unaffiliated with TIAA-CREF Life, and to qualified plans. Due to differences in tax treatment or other considerations, the interests of various contractowners participating in the Fund and the interests of qualified plans or general accounts investing in the Fund could potentially conflict. The Board of Trustees is required to monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action, if any, should be taken in response to any such conflict, and the Board has the right to require an insurance company to remove its assets from the Fund to resolve a material irreconcilable conflict.

OFFERING, PURCHASING AND REDEEMING SHARES

          Shares of the Fund are not sold directly to you, but rather are sold in a continuous offering to insurance company separate accounts to fund variable annuity or other insurance contracts. The Fund reserves the right to supsend the right of shareholder redemption or postpone the date of payment for more than seven days to the extent permitted by law.

          Your premiums under the contracts are placed in the appropriate investment account of the separate account, and the assets of the investment account are then invested in the shares of the Fund. The separate account purchases and redeems shares of the Fund at NAV without sales or redemption charges.

          For each day on which the Fund’s NAV is calculated, the separate account transmits to the Fund any orders to purchase or redeem shares of the Fund based on the purchase payments, redemption requests, death benefits, contract charges and transfer requests from contractowners and beneficiaries that have been processed on that day. The separate account purchases and redeems shares of the Fund at the Fund’s NAV per share calculated as of that same day.

GLOSSARY

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration.

TIAA-CREF Life Funds ▪ Money Market Fund ▪ Prospectus	17

Equity Securities: Primarily, common stock, preferred stock and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income or Fixed-Income Securities: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that generally pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); non-interest bearing debt securities (i.e., zero coupon bonds) and other non-equity securities that pay dividends.

Foreign Investments: Foreign investments may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States, (3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally recognized statistical rating organization (“NRSRO”) or unrated securities that Advisors determines are of comparable quality.

U. S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

18	Prospectus ▪ TIAA-CREF Life Funds ▪ Money Market Fund

FINANCIAL HIGHLIGHTS

          The Financial Highlights table is intended to help you understand the financial performance of the Fund for the past five years (or, if the Fund has not been in operation for five years, since commencement of operations of the Fund). Certain information reflects financial results for a single share of the Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

          PricewaterhouseCoopers LLP serves as the Fund’s independent registered public accounting firm and has audited the financial statements of the Fund for each of the periods presented in the five-year period ended December 31, 2009. Their report appears in the Trust’s Annual Report, which is available without charge upon request.

TIAA-CREF Life Funds ▪ Money Market Fund ▪ Prospectus	19

FINANCIAL HIGHLIGHTS

MONEY MARKET FUND ■ FOR THE PERIOD OR YEAR ENDED

	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Gain (loss) from investment operations:
Net investment income (a)	0.01	0.03	0.05	0.05	0.03
Net realized and unrealized gain on total investments	0.00 (b)	—	—	—	—

Total gain from investment operations	0.01	0.03	0.05	0.05	0.03

Less distributions from:
Net investment income	(0.01)	(0.03)	(0.05)	(0.05)	(0.03)

Total distributions	(0.01)	(0.03)	(0.05)	(0.05)	(0.03)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

TOTAL RETURN	0.54%	2.86%	5.34%	5.10%	3.25%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$74,102	$117,322	$100,444	$53,894	$37,185
Ratio of expenses to average net assets	0.09%	0.07%	0.06%	0.06%	0.06%
Ratio of net investment income to average net assets	0.58%	2.80%	5.19%	4.99%	3.24%

(a) Based on average shares outstanding.

(b) Amount represents less than $0.01 per share.

20	Prospectus ▪ TIAA-CREF Life Funds ▪ Money Market Fund

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FOR MORE INFORMATION ABOUT TIAA-CREF LIFE FUNDS

The following documents contain more information about the Funds and are available free upon request:

Statement of Additional Information (“SAI”). The Fund’s SAI contains more information about certain aspects of the Fund. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the Fund’s SAI is legally a part of the Prospectus.

Annual and Semiannual Reports. The Fund’s annual and semiannual reports provide additional information about the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the preceding fiscal year. The audited financial statements in the Fund’s annual shareholder report dated December 31, 2009 are also incorporated into this Prospectus by reference.

Requesting documents. You can request a copy of the Fund’s SAI or these reports without charge, or contact the Fund for any other purpose, in any of the following ways:

By telephone:
Call 877 825-0411

In writing:
TIAA-CREF Life Funds
730 Third Avenue
New York, NY 10017-3206

Over the Internet:
www.tiaa-cref.org

Information about the Trust (including the Fund’s SAI) can be reviewed and copied at the SEC’s public reference room (202 551-8090) in Washington, D.C. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549.

If you have any questions about the TIAA-CREF Life Funds or your variable contract, please call us at 877 825-0411.

1940 Act File No. 811-08961	A12172 (5/10)

STATEMENT OF ADDITIONAL INFORMATION

TIAA-CREF LIFE FUNDS

MAY 1, 2010

Fund: Ticker
Growth Equity Fund: TLGQX	Stock Index Fund: TLSTX
Growth & Income Fund: TLGWX	Social Choice Equity Fund: TLCHX
International Equity Fund: TLINX	Real Estate Securities Fund: TLRSX
Large-Cap Value Fund: TLLVX	Bond Fund: TLBDX
Small-Cap Equity Fund: TLEQX	Money Market Fund: TLMXX

This Statement of Additional Information (“SAI”) contains additional information that you should consider before investing in any of the above-listed series, investment portfolios or “Funds” of the TIAA-CREF Life Funds (the “Trust”). This SAI is not a prospectus, although it should be read carefully in conjunction with the TIAA-CREF Life Funds’ prospectuses dated May 1, 2010 (each, a “Prospectus”). The Prospectuses may be obtained, without charge, by writing the Funds at TIAA-CREF Life Funds, 730 Third Avenue, New York, NY 10017-3206 or by calling 877 518-9161.

This SAI describes 10 Funds.

Capitalized terms used, but not defined, herein have the same meaning as in the Prospectuses. The audited financial statements for the fiscal year ended December 31, 2009, are incorporated into this SAI by reference to the TIAA-CREF Life Funds Annual Report to shareholders. The Funds will furnish you, without charge, a copy of the Annual Report on request.

TABLE OF CONTENTS

B-2	Investment Objectives, Policies, and Restrictions
B-2	Fundamental Policies
B-3	Investment Policies

B-20	Disclosure of Portfolio Holdings

B-22	Management of the Trust
B-22	The Board of Trustees
B-23	Disinterested Trustees
B-25	Officers
B-27	Equity Ownership of the Trustees
B-27	Trustee and Officer Compensation
B-27	Board Committees

B-28	Proxy Voting Policies

B-29	Principal Holders of Securities

B-29	Investment Advisory and Other Services
B-29	Investment Advisory Services
B-30	Other Services
B-30	Personal Trading Policy

B-30	Information about the Funds’ Portfolio Management Teams
B-30	Structure of Compensation for Portfolio Managers
B-30	Additional Information Regarding Portfolio Managers
B-31	Potential Conflicts of Interest of Advisors and Portfolio Managers

B-32	Advisors and TIAA

B-32	Custodian and Fund Accounting Agent

B-32	Independent Registered Public Accounting Firm

B-32	History and Description of the Funds
B-32	Indemnification of Shareholders
B-33	Indemnification of Trustees
B-33	Limitation of Fund Liability
B-33	Shareholder Meetings and Voting Rights
B-33	Shares
B-33	Additional Funds

B-33	Pricing of Shares
B-33	Investments for Which Market Quotations Are Readily Available
B-33	Equity Securities
B-33	Foreign Investments
B-34	Debt Securities
B-34	Special Valuation Procedures for the Money Market Fund
B-34	Options and Futures
B-34	Investments for Which Market Quotations Are Not Readily Available

B-34	Brokerage Allocation

B-36	Directed Brokerage

B-36	Tax Status

B-37	Underwriter

B-37	Legal Matters

B-37	Experts

B-37	Financial Statements

B-38	Appendix A: TIAA-CREF Policy Statement on Corporate Governance

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

          The following discussion of investment policies and restrictions supplements the Prospectus descriptions of the investment objective and principal investment strategies of ten Funds of the Trust described in this SAI. Under the Investment Company Act of 1940, as amended (the “1940 Act”), any fundamental policy of a registered investment company may not be changed without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that series. However, the investment objective of each Fund as described in the Prospectus, and its non-fundamental investment restrictions as described in “Investment Policies” below, may be changed by the Board of Trustees of the Trust (the “Board of Trustees” or the “Board”) at any time without shareholder approval. The Trust is an open-end management investment company. Each Fund is “diversified” within the meaning of the 1940 Act.

          Unless otherwise noted, each of the following investment policies and risk considerations apply to each Fund.

FUNDAMENTAL POLICIES

          The following restrictions are fundamental policies of each Fund:

1.	The Fund will not issue senior securities except as Securities and Exchange Commission (“SEC”) regulations permit;

2.

The Fund will not borrow money, except: (a) it may purchase securities on margin, as described in restriction 7 below; and (b) from banks (only in amounts not in excess of 33⅓% of the market value of the Fund’s assets at the time of borrowing), and, from other sources, for temporary purposes (only in amounts not exceeding 5%, or such greater amount as may be permitted by law, of the Fund’s total assets taken at market value at the time of borrowing);

3.	The Fund will not underwrite the securities of other companies, except to the extent that it may be deemed an underwriter in connection with the disposition of securities from its portfolio;

4.

The Fund will not, with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities;

5.	The Fund will not purchase real estate or mortgages directly;

6.	The Fund will not purchase commodities or commodities contracts, except to the extent financial contracts (such as futures) are purchased as described herein; and

7.	The Fund will not purchase any security on margin except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

The following restriction is a fundamental policy of each Fund (other than the Stock Index Fund):

8.	The Fund will not lend any security or make any other loan if, as a result, more than 33⅓% of its total assets would be lent to other parties, but this limit does not apply to repurchase agreements.

The following restriction is a fundamental policy of each Fund (other than the Real Estate Securities Fund):

9.

The Fund will not invest in an industry if after giving effect to that investment the Fund’s holding in that industry would exceed 25% of its total assets; however, this restriction does not apply to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

B-2   Statement of Additional Information ▪ TIAA-CREF Life Funds

          The following restriction is a fundamental policy of the Stock Index Fund:

10.

The Fund will not make loans, except: (a) that the Fund may make loans of portfolio securities not exceeding 33⅓% of the value of its total assets, which are collateralized by either cash, United States Government securities, or other means permitted by applicable law, equal to at least the market value of the loaned securities, as reviewed daily; (b) loans through entry into repurchase agreements; (c) privately-placed debt securities may be purchased; (d) participation interests in loans, and similar investments, may be purchased; or (e) through an interfund loan program with affiliated investment companies, to the extent permitted by applicable SEC regulations.

          With the exception of percentage restrictions relating to borrowings, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change of values of portfolio securities will not be considered a violation by the Fund.

          The Real Estate Securities Fund has a policy of investing more than 25% of its total assets in securities of issuers in the real estate industry.

INVESTMENT POLICIES

          Non-Equity Investments of the Equity Funds. The Growth Equity, Growth & Income, International Equity, Large-Cap Value, Small-Cap Equity, Stock Index, and Social Choice Equity Funds invest primarily in equity securities. These Equity Funds may, in addition to stocks, hold other types of securities with equity characteristics, such as bonds convertible into common stock, warrants, preferred stock, and depository receipts for such securities. Pending more permanent investments or to use cash balances effectively, these Equity Funds may hold the same types of money market instruments as the Money Market Fund invests in (as described in the Prospectus), as well as other short-term instruments. These other instruments are the same types of instruments the Money Market Fund holds, but they have longer maturities than the instruments allowed in the Money Market Fund, or else do not meet the requirements for “First Tier Securities.”

          When market conditions warrant, the Equity Funds may invest directly in debt securities similar to those the Bond Fund may invest in. The Equity Funds may also hold debt securities that they acquire because of mergers, recapitalizations or otherwise.

          The Equity Funds also may invest in options and futures, as well as newly developed financial instruments, such as equity swaps and equity-linked fixed-income securities, so long as these are consistent with its investment objective and regulatory requirements.

          These investments and other Fund investment strategies are discussed in detail below.

          Temporary Defensive Positions. During periods when Teachers Advisors, Inc. (“Advisors”), the investment adviser for the Funds, believes there are unstable market, economic, political or currency conditions domestically or abroad, Advisors may assume, on behalf of a Fund, a temporary defensive posture and (1) without limitation, hold cash and/or invest in money market instruments, or (2) restrict the securities markets in which the Fund’s assets will be invested by investing those assets in securi-

ties markets deemed by Advisors to be conservative in light of the Fund’s investment objective and policies. Under normal circumstances, each Fund may invest a portion of its total assets in cash or money market instruments for cash management purposes, pending investment in accordance with the Fund’s investment objective and policies and to meet operating expenses. To the extent that a Fund holds cash or invests in money market instruments, it may not achieve its investment objective.

          Credit Facility. Many of the Funds participate in an unsecured revolving credit facility for temporary or emergency purposes, including, without limitation, funding of shareholder redemptions that otherwise might require the untimely disposition of securities. Certain accounts or series of the College Retirement Equities Fund (“CREF”), TIAA-CREF Funds and TIAA Separate Account VA-1, each of which is managed by Advisors or an affiliate of Advisors, also participate in this credit facility. An annual commitment fee for the credit facility is borne by the participating Funds. Interest associated with any borrowing under the facility will be charged to the borrowing Funds at rates that are based on a specified rate of interest.

          If a Fund borrows money, it could leverage its portfolio by keeping securities it might otherwise have had to sell. Leveraging exposes a Fund to special risks, including greater fluctuations in net asset value in response to market changes.

          Additional Risks Resulting From Recent Market Events and Government Intervention in Financial Markets. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, among others, the placement by the U.S. Government of the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) under conservatorship, the bankruptcy of Lehman Brothers Holdings Inc., the sale of Merrill Lynch to Bank of America, the U.S. Government’s support of American International Group, Inc., the sale of Wachovia Corporation to Wells Fargo & Company, credit and liquidity issues involving certain money market mutual funds, and emergency measures by the U.S. Government and foreign governments temporarily banning short-selling. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with companies that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions will continue.

          In addition to the recent unprecedented turbulence in financial markets, the reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible continuing market turbulence may have an adverse effect on the Funds.

          For example, various agencies and instrumentalities of the U.S. Government have recently implemented or announced programs that support short-term debt instruments, including commercial paper, in an attempt to sustain liquidity in the markets for these securities. Among these programs are: the

TIAA-CREF Life Funds ▪ Statement of Additional Information   B-3

FDIC-administered Temporary Liquidity Guarantee Program, which guarantees certain debt issued by FDIC-insured institutions; the Federal Reserve Bank of New York-administered Term Asset-Backed Securities Loan Facility (“TALF”), Commercial Paper Funding Facility (“CPFF”), and Money Market Investor Funding Facility (“MMIFF”); and the Asset Backed Commercial Paper Money Market Fund Liquidity Program (“AMLF”) administered by the Federal Reserve Bank of Boston. The U.S. Treasury Department also has announced or implemented various programs and initiatives aimed at supporting and increasing liquidity in the credit markets, including the Public-Private Investment Program for Legacy Assets, which, among other things, is designed to combine federal funding with private investments to purchase certain troubled real estate-related assets from financial institutions.

          Recently, legislators, regulatory agencies, the U. S. Treasury Department, trade groups, and others have proposed significant and sweeping changes to the U.S. financial regulatory system. For example, under the Troubled Asset Relief Program (“TARP”), the U. S. Government invested more than approximately $204 billion in financial institutions during 2009 alone.

          The recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Funds’ portfolio holdings.

          Illiquid Investments. The Board has delegated responsibility to Advisors for determining the value and liquidity of investments held by each Fund. Each Fund (other than the Money Market Fund) may invest up to 15% of its net assets (taken at current value) in investments that may not be readily marketable. The Money Market Fund may invest up to 5% of its total assets (measured using the amortized cost method of calculation) in investments that may not be readily marketable. Investment in illiquid securities poses risks of potential delays in resale. Limitations on, or delays in, resale may have adverse effects on the marketability of portfolio securities, and it may be difficult for a Fund to dispose of illiquid securities promptly or to sell such securities for their fair market value.

          Restricted Securities. The Funds may invest in restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933, as amended (the “1933 Act”). From time to time, restricted securities can be considered illiquid. For example, they may be considered illiquid if they are not eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act. However, purchases by a Fund of securities of foreign issuers offered and sold outside the United States may be considered liquid even though they are restricted. The Board of Trustees has delegated responsibility to Advisors for determining the value and liquidity of restricted securities and other investments held by each Fund.

          Preferred Stock. The Funds (other than the Money Market Fund) can invest in preferred stock consistent with their investment objectives. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors, and shareholders may suffer a loss of value if dividends are not paid. Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights.

          Options and Futures. Each of the Funds (other than the Money Market Fund) may engage in options (puts and calls) and futures strategies to the extent permitted by the New York State Insurance Department, the Securities and Exchange Commission (“SEC”) and the Commodity Futures Trading Commission (“CFTC”). The Funds are not expected to use options and futures strategies in a speculative manner, but rather they may use them primarily as hedging techniques or for cash management purposes.

          Options and futures transactions may increase a Fund’s transaction costs and portfolio turnover rate and will be initiated only when consistent with its investment objective.

          Options. Option-related activities could include: (1) the sale of covered call option contracts and the purchase of call option contracts for the purpose of closing a purchase transaction; (2) buying covered put option contracts and selling put option contracts to close out a position acquired through the purchase of such options; and (3) selling call option contracts or buying put option contracts on groups of securities and on futures on groups of securities and buying similar call option contracts or selling put option contracts to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and the Funds may engage in other types of options transactions consistent with their investment objectives and policies and applicable law.

          A call option is a short-term contract (generally for nine months or less) that gives the purchaser of the option the right but not the obligation to purchase the underlying security at a fixed exercise price at any time (American style) or at a set time (European style) prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price. Selling a call option would benefit the seller if, over the option period, the underlying security declines in value or does not appreciate above the aggregate of the

B-4   Statement of Additional Information ▪ TIAA-CREF Life Funds

exercise price and the premium. However, the seller risks an “opportunity loss” of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

          The Funds may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option that they had previously sold on that security. Depending on the premium for the call option purchased by a Fund, the Fund will realize a profit or loss on the transaction on that security.

          A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option the purchaser pays the seller a premium which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price. The buying of a covered put contract limits the downside exposure for the investment in the underlying security. The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option’s exercise price. In that case the option would expire worthless and the entire premium would be lost.

          The Funds may close out a position acquired through buying a put option by selling an identical put option on the same security with the same exercise price and expiration date as the put option that they had previously bought on the security. Depending on the premium for the put option purchased by a Fund, the Fund would realize a profit or loss on the transaction.

          In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the options on the Standard & Poor’s 100 Index, which are traded on the Chicago Board Options Exchange. There are also options on the futures of groups of securities such as the Standard & Poor’s 500 Index and the New York Stock Exchange Composite Index. The selling of such calls can be used in anticipation of, or in, a general market or market sector decline that may adversely affect the market value of a Fund’s portfolio of securities. To the extent that a Fund’s portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provides an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on the futures on groups of securities, is a possible lack of liquidity. This will be a major consideration of Advisors before it deals in any option on behalf of a Fund.

          There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

          Futures. To the extent permitted by applicable regulatory authorities, the Funds may purchase and sell futures contracts on securities or other instruments, or on groups or indices of securities or other instruments. The purpose of hedging techniques using financial futures is to protect the principal value of a Fund against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on investments than available in the cash market. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains respectively on the hedged investment. Futures contracts also may be offset prior to the future date by executing an opposite futures contract transaction.

          A futures contract on an investment is a binding contractual commitment which, if held to maturity, generally will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract. By purchasing a futures contract — assuming a “long” position — Advisors will legally obligate a Fund to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract — assuming a “short” position — Advisors will legally obligate a Fund to make the future delivery of the security or instrument against payment of the agreed price.

          Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by the Funds usually will be liquidated in this manner, the Funds may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to a Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

          A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs and the futures positions are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

          Stock index futures may be used to hedge the equity investments of the Funds with regard to market (systematic) risk (involving the market’s assessment of overall economic prospects), as distinguished from stock specific risk (involving the market’s evaluation of the merits of the issuer of a particular security). By establishing an appropriate “short” position in stock index futures, Advisors may seek to protect the value of the Funds’ securities portfolios against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, Advisors can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in stock index futures and later liquidating that position

TIAA-CREF Life Funds ▪ Statement of Additional Information   B-5

as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, the Funds will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

          Unlike the purchase or sale of a security, no price is paid or received by the Funds upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit in a segregated account with the broker (futures commission merchant) carrying the futures account on behalf of the Fund an amount of cash, U.S. Treasury securities, or other permissible assets equal to approximately 5% of the contract amount. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to a Fund upon termination of the futures contract assuming all contractual obligations have been satisfied.

          Subsequent payments to and from the broker, called “variation margin,” will be made on a daily basis as the price of the underlying stock index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” For example, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position that will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

          There are several risks in connection with the use of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments that are the subject of the hedge. Advisors, on behalf of a Fund, will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in Advisors’ judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of the Fund’s portfolio securities or instruments sought to be hedged.

          Successful use of futures contracts for hedging purposes also is subject to the Advisors’ ability to correctly predict movements in the direction of the market. For example, it is possible that, where a Fund has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the Fund’s portfolio may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio investments. However, Advisors believes that over time the value of a Fund’s portfolio will tend to move in the same direction as the market indices that are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged. It also is possible that, for example, if a Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the Fund will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices that reflect the rising market. The Fund may have to sell securities or instruments at a time when it may be disadvantageous to do so.

          In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the portion of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market trends by Advisors still may not result in a successful hedging transaction over a very short time period.

          The Funds (other than the Money Market Fund) may also use futures contracts and options on futures contracts to manage their cash flow more effectively. To the extent that a Fund enters into non-hedging positions, it will do so only in accordance with certain CFTC exemptive provisions that permit the Fund to claim an exclusion from the definition of a “commodity pool operator” under the Commodity Exchange Act. The Funds have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and the regulations thereunder, and therefore, are not subject to registration or regulation as commodity pool operators.

          Firm Commitment Agreements and Purchase of “When-Issued” Securities. The Funds can enter into firm commitment agreements for the purchase of securities on a specified future date. Thus, the Funds may purchase, for example, issues of fixed-income instruments on a “when issued” basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of the transaction. In addition, the Funds may invest in asset-backed securities on a delayed delivery basis. This reduces the Funds’ risk of early repayment of principal, but exposes the Funds to some additional risk that the transaction will not be consummated.

B-6   Statement of Additional Information ▪ TIAA-CREF Life Funds

          When a Fund enters into a firm commitment agreement, liability for the purchase price — and the rights and risks of ownership of the securities — accrues to the Fund at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time a Fund is obligated to purchase such securities, it will be required to segregate assets. See “Segregated Accounts,” below.

Debt Instruments Generally

          A debt instrument held by a Fund will be affected by general changes in interest rates that will, in turn, result in increases or decreases in the market value of the instrument. The market value of non-convertible debt instruments (particularly fixed-income instruments) in a Fund’s portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of a Fund holding a signifi-cant amount of debt instruments will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund’s yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by such a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund’s current yield. In periods of rising interest rates, the opposite result can be expected to occur.

          Ratings as Investment Criteria. Nationally Recognized Statistical Ratings Organization (“NRSRO”) ratings represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by Advisors as one of many criteria for the selection of portfolio securities on behalf of the Funds, Advisors also relies upon its own analysis to evaluate potential investments.

          Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. These events will not require the sale of the securities by a Fund. However, Advisors will consider the event in its determination of whether the Fund should continue to hold the securities. To the extent that an NRSRO’s rating changes as a result of a change in the NRSRO or its rating system, Advisors will attempt to use comparable ratings as standards for their investments in accordance with their investment objectives and policies.

          Certain Investment-Grade Debt Obligations. Although obligations rated Baa by Moody’s Investors Service, Inc. (“Moody’s”) or BBB by Standard & Poor’s, a division of The McGraw Hill Companies, Inc. (“S&P”) are considered investment-grade, they may be viewed as being subject to greater risks than other investment-grade obligations. Obligations rated Baa by Moody’s are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well, while obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest.

          U.S. Government Debt Securities. Some of the Funds may invest in U.S. Government securities. These include: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, any of the various institutions that previously were, or currently are, part of the Farm Credit System, including the National Bank for Cooperatives, the Farm Credit Banks and the Banks for Cooperatives, Federal Home Loan Banks, FHLMC, Federal Intermediate Credit Banks, Federal Land Banks, FNMA, Maritime Administration, Tennessee Valley Authority and District of Columbia Armory Board. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and issue dates. Certain of the foregoing U.S. Government securities are supported by the full faith and credit of the United States, whereas others are supported by the right of the agency or instrumentality to borrow an amount limited to a specific line of credit from the U.S. Treasury or by the discretionary authority of the U.S. Government or GNMA to purchase financial obligations of the agency or instrumentality. In contrast, certain of the foregoing U.S. Government securities are only supported by the credit of the issuing agency or instrumentality (e.g., GNMA). Because the U.S. Government is not obligated by law to support an agency or instrumentality that it sponsors, or its securities, a Fund only invests in U.S. Government securities when Advisors determines that the credit risk associated with the obligation is suitable for the Fund.

          In September 2008, FNMA and FHLMC were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). As the conservator, FHFA succeeded to all rights, titles, powers and privileges, as well as assets, of FNMA and FHLMC, although each of FNMA and FHLMC will likely continue to operate as going concerns while in conservatorship.

          Although the U.S. Treasury Department subsequently announced several additional steps to enhance FNMA’s and FHLMC’s ability to meet their respective obligations, certain of these additional steps — a liquidity backstop and the mortgage-backed securities purchase program — expired in December 2009. In addition, under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), FHFA has the power, as conservator or receiver, to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment under certain conditions. Therefore, the uncertainty surrounding the guaranty obligations of FNMA and FHLMC with respect to mortgage-backed securities, combined with the broad power of the FHFA to potentially cancel these guaranty obligations, could adversely impact the value of certain FNMA and FHLM-guaranteed mortgage-backed securities held by the Funds.

          Risks of Lower-Rated, Lower-Quality Debt Instruments. Lower-rated debt securities (i.e., those rated Ba or lower by Moody’s or BB or lower by S&P) are sometimes referred to as “high-yield” or “junk” bonds. Each of the Funds (except for the Money Market Fund) may invest in lower-rated debt securities. These securities are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will

TIAA-CREF Life Funds ▪ Statement of Additional Information   B-7

generally involve more credit risk than securities in the higher-rated categories. Reliance on credit ratings entails greater risks with regard to lower-rated securities than it does with regard to higher-rated securities, and Advisors’ success is more dependent upon its own credit analysis with regard to lower-rated securities than is the case with regard to higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than are higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated bonds may depress prices and liquidity for such securities. To the extent a Fund invests in these securities, factors adversely affecting the market value of lower-rated securities will adversely affect the Funds’ net asset value (“NAV”). In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

          A Fund may have difficulty disposing of certain lower-rated securities for which there is a thin trading market. Because not all dealers maintain markets in lower-rated securities, there is no established retail secondary market for many of these securities, and Advisors anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for lower-rated securities, it is generally not as liquid as that for higher-rated securities. The lack of a liquid secondary market for certain securities may make it more difficult for the Funds to obtain accurate market quotations for purposes of valuing their assets. Market quotations are generally available on many lower-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. When market quotations are not readily available, lower-rated securities must be fair valued using procedures approved by the Board of Trustees. This valuation is more difficult and judgment plays a greater role in such valuation when there are less reliable objective data available.

          Any debt instrument, no matter its initial rating may, after purchase by a Fund, have its rating lowered due to the deterioration of the issuer’s financial position. Advisors may determine that an unrated security is of comparable quality to securities with a particular rating. Such unrated securities are treated as if they carried the rating of securities with which Advisors compares them.

          Lower-rated debt securities may be issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or as part of a corporate takeover. Companies that issue such lower-rated securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers is greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

          It is possible that a major economic recession could adversely affect the market for lower-rated securities. Any such recession might severely affect the market for and the values of such securities, as well as the ability of the issuers of such securities to repay principal and pay interest thereon.

          Some of the Funds may acquire lower-rated securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. These Funds may incur special costs in disposing of such securities, but will generally incur no costs when the issuer is responsible for registering the securities. The Funds may also acquire lower-rated securities during an initial underwriting. Such securities involve special risks because they are new issues. The Funds have no arrangement with any person concerning the acquisition of such securities, and Advisors will carefully review the credit and other characteristics pertinent to such new issues. A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund would participate on such committees only when Advisors believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund.

          Corporate Debt Securities. A Fund may invest in corporate debt securities of U.S. and foreign issuers and/or hold its assets in these securities for cash management purposes. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

          Zero Coupon Obligations. Some of the Funds may invest in zero coupon obligations. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Although a Fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will be required for federal income tax purposes generally to include in

B-8   Statement of Additional Information ▪ TIAA-CREF Life Funds

its dividends to shareholders each year an amount equal to the annual income that accrues on its zero coupon securities. Such dividends will be paid from the cash assets of the Fund, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the Fund otherwise would not have done so. To the extent a Fund is required to liquidate thinly-traded securities, the Fund may be able to sell such securities only at prices lower than if such securities were more widely-traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by a Fund to pay distributions, the Fund will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced.

          Custodial receipts issued in connection with so-called trademark zero coupon securities, such as Certificates of Accrual on Treasuries (“CATS”) and Treasury Income Growth Receipts (“TIGRs”), are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (e.g., those purchased through the Federal Reserve’s Separate Trading of Registered Interest and Principal of Securities Program (“STRIPs”) and Coupons Under Book Entry Safekeeping (“CUBEs”)) are direct obligations of the U.S. Government.

          Floating and Variable Rate Instruments. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every 1-3 months. Some of the Funds may invest in floating and variable rate instruments. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank’s prime rate, a certificate of deposit rate or the London InterBank Offered Rate (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of the interest rate of securities indexed, currency exchange rate or other commodities. Variable and floating rate securities tend to be less sensitive than fixed-rate securities to interest rate changes and to have higher yields when interest rates increase. However, during rising interest rates, changes in the interest rate of an adjustable rate security may lag changes in market rates. The amount by which the rates are paid on an income security may increase or decrease and may be subject to periodic or lifetime caps. Fluctuations in interest rates above these caps could cause adjustable rate securities to behave more like fixed-rate securities in response to extreme movements in interest rates.

          Some of the Funds may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed-rate security having similar credit quality redemption provisions and maturity.

          Foreign Debt Obligations. The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. A Fund may buy securities issued by certain “supra-national” entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (more commonly known as the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.

          The governmental members of these supra-national entities are “stockholders” that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

          A Fund may invest in U.S. dollar-denominated “Brady Bonds.” These foreign debt obligations may be fixed-rate par bonds or floating-rate discount bonds. They are generally collateralized in full as to repayment of principal at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Brady Bonds can be viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity. Those uncollateralized amounts constitute what is called the “residual risk.”

          If there is a default on collateralized Brady Bonds resulting in acceleration of the payment obligations of the issuer, the zero coupon U.S. Treasury securities held as collateral for the payment of principal will not be distributed to investors, nor will those obligations be sold to distribute the proceeds. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds. The defaulted bonds will continue to remain outstanding, and the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. Because of the residual risk of Brady Bonds and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, Brady Bonds are considered speculative investments.

          Structured or Indexed Securities (including Inflation-Indexed Bonds). Some of the Funds may invest in structured or indexed securities. The value of the principal of and/or interest on such securities is based on a reference such as specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or

TIAA-CREF Life Funds ▪ Statement of Additional Information   B-9

more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured or indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of the Fund’s investment. Structured or indexed securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be some multiple of the change in the value of the Reference. Consequently, structured or indexed securities may entail a greater degree of market risk than other types of debt securities. Structured or indexed securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities. Structured and indexed securities are generally subject to the same risks as other fixed-income securities in addition to the special risks associated with linking the payment of principal and/or interest payments (or other payable amounts) to the performance of a Reference.

          A Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

          If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of a U.S. Treasury inflation-indexed bond, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

          The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

          While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

          The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is not seasonably adjusted and which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

          A Fund may invest in targeted return index securities (“TRAINs”), which are fixed rate certificates that represent undivided interests in the pool of securities (generally lower-rated debt securities that are unsecured) underlying a Targeted Return Index Securities Trust. By investing in a TRAIN, a holder is able to invest in a diversified portfolio of fixed-income securities without incurring the transaction and other expenses associated with directly holding small positions in individual securities. A holder of a TRAIN receives income from the trust as a result of principal and interest paid by the trust’s underlying securities, and indirectly bears its proportionate share of any expenses paid by the TRAIN. TRAINs are not registered under the 1933 Act or the 1940 Act and therefore must be held by qualified institutional buyers and resold to qualified institutional buyers pursuant to Rule 144A under the 1933 Act. As a result, certain investments in TRAINs held by a Fund may be less liquid to the extent that the Fund is unable to find qualified institutional buyers interested in purchasing such securities at any point in time. TRAINs that are rated below investment-grade are considered lower-rated debt securities, and will entail the risks described above in the discussion regarding lower-rated debt securities.

Mortage-Backed and Asset-Backed Securities

          Mortgage-Backed and Asset-Backed Securities Generally. Some of the Funds may invest in mortgage-backed and asset-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of mortgage-related securities such as government stripped mortgage-related securities, adjustable-rate mortgage-related securities and collateralized mortgage obligations. Some of the Funds may also invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. Such assets are pooled and securitized by governmental, government-related and private organizations through the use of trusts and special purpose entities and sold to investors. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for certain time periods by letters of credit or pool insurance

B-10   Statement of Additional Information ▪ TIAA-CREF Life Funds

policies issued by a financial institution unaffiliated with the trust or corporation. Other credit enhancements also may exist.

          Mortgage Pass-Through Securities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as GNMA, by government related organizations, such as FNMA and FHLMC, as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.

          Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

          Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees, and the creditworthiness of the issuers thereof, will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, Advisors determines that the securities meet the Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable, especially in the current financial environment. In addition, recent developments in the fixed-income and credit markets may have an adverse impact on the liquidity of mortgage-related securities.

          Collateralized Mortgage Obligations (“CMOs”). CMOs are structured into multiple classes, each bearing a different stated maturity. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

          In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

          The average maturity of pass-through pools of mortgage-related securities in which some of the Funds may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. For example, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-related security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-related security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than originally expected. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-related securities will vary based upon the prepayment experience of the underlying pool of mortgages. For purposes of calculating the average life of the assets of the relevant Fund, the maturity of each of these securities will be the average life of such securities based on the most recent estimated annual prepayment rate.

          Asset-Backed Securities Unrelated to Mortgage Loans. Some of the Funds may invest in asset-backed securities that are unrelated to mortgage loans. These include, but are not limited to, credit card securitizations, auto and equipment lease and loan securitizations and rate reduction bonds. In the case of credit card securitizations, it is typical to have a revolving master trust issue soft bullet maturities representing a fractional interest in trusts

TIAA-CREF Life Funds ▪ Statement of Additional Information   B-11

whose assets consist of revolving credit card receivables. Auto and equipment lease and loan securitizations reference specific static asset pools whereby monthly payments of principal and interest are passed through directly to certificate holders typically in order of seniority. The ultimate performance of these securities is a function of both the credit worthiness of the borrowers as well as recovery obtained on collateral foreclosed upon by the respective trust(s). Rate reduction bonds represent a secured interest in future rate recovery on stranded utility assets that may result from, for example, storm damages or environmental costs. Typically these costs are recouped over time from a broad rate payer base. The performance of these securities would depend primarily upon a continuance of sufficient rate base to repay the notes in the specified time frame and a stable regulatory environment.

          Mortgage Dollar Rolls. Some of the Funds may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with a counterparty to repurchase substantially identical securities on a specified future date. To be considered “substantially identical,” the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) plus the interest earned on the short-term investment awaiting the settlement date of the forward purchase. Unless such benefits exceed the income and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage rolls. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage rolls may depend upon Advisors’ ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage rolls can be successfully employed. For financial reporting and tax purposes, some of the Funds treat mortgage rolls as a financing transaction.

          Securities Lending. Subject to the Funds’ fundamental investment policies relating to loans of portfolio securities set forth above, some of the Funds may lend their securities to brokers and dealers that are not affiliated with Teachers Insurance and Annuity Association of America (“TIAA”), are registered with the SEC and are members of the Financial Industry Regulatory Authority (“FINRA”), and also to certain other financial institutions. All loans will be fully collateralized. In connection with the lending of its securities, a Fund will receive as collateral cash, securities issued or guaranteed by the U.S. Government (e.g., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102% of the current market value of the outstanding loaned securities for U.S. equities and fixed-income assets and 105% for non-U.S. equities, or such lesser percentage as may be permitted by the SEC (not to fall below 100% of the market value of the loaned securities), as reviewed daily. Cash collateral received by a Fund will generally be invested in high-quality short-term instruments, or in one or more funds maintained by the securities lending agent for the purpose of investing cash collateral. During the term of the loan, a Fund will continue to have investment risks with respect to the securities being loaned, as well as risk with respect to the investment of the cash collateral, and a Fund may lose money as a result of the investment of (including a decline in the value of) such collateral. In addition, a Fund could suffer loss if the loan terminates and the Fund is forced to liquidate investments at a loss in order to return the cash collateral to the borrower.

          By lending its securities, a Fund will receive amounts equal to the interest or dividends paid on the securities loaned and in addition will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the Fund by the borrower of the securities. Such loans will be terminable by the Fund at any time and will not be made to affiliates of TIAA. The Funds may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including, but not necessarily limited to, voting or subscription rights, and Advisors may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. The Funds may pay reasonable fees to persons unaffiliated with the Fund for services, or for arranging such loans, or for acting as securities lending agent. Loans of securities will be made only to firms deemed creditworthy. As with any extension of credit, however, there are risks of delay in recovering the loaned securities, or in liquidating collateral, should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially.

          Repurchase Agreements. Repurchase Agreements are one of several short-term vehicles the Funds can use to manage cash balances effectively. In a repurchase agreement, the Funds buy an underlying debt instrument on condition that the seller agrees to buy it back at a fixed price and time (usually no more than a week and never more than a year). Repurchase agreements have the characteristics of loans, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the Fund entering into the agreement retains the security subject to the repurchase agreement as collateral securing the seller’s repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the Fund’s seller to deposit with the Fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. Each Fund will enter into repurchase agreements only with member banks of the Federal Reserve System, or with pri-

B-12   Statement of Additional Information ▪ TIAA-CREF Life Funds

mary dealers in U.S. Government securities or their wholly-owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by Advisors and who have, therefore, been determined to present minimal credit risk.

          Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers’ acceptances, or obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, in which the Fund entering into the agreement may otherwise invest.

          If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund entering into the agreement would look to the collateral underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Fund. In such event the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

          Swap Transactions. Each Fund (other than the Money Market Fund) may, to the extent permitted by the SEC, enter into privately negotiated “swap” transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve “swapping” a return based on certain securities, instruments, or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices.

          By entering into a swap transaction, a Fund may be able to protect the value of a portion of its portfolio against declines in market value. Each Fund may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities that may arise from time to time. A Fund may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the Fund. However, there can be no assurance that the return a Fund receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

          While the Funds will only enter into swap transactions with counterparties considered creditworthy (and will monitor the creditworthiness of parties with which they enter into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. In times of general market turmoil, the credit worthiness of even large, well-established counterparties may decline rapidly. If the other party to the swap transaction defaults on its obligations, the Fund entering into the agreement would be limited to the agreement’s contractual remedies. There can be no assurance that the Fund will succeed when pursuing its contractual remedies. To minimize a Fund’s exposure in the event of default, it will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When a Fund enters into swap transactions on a net basis, the net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liq-

uid assets having an aggregate market value at least equal to the accrued excess will be segregated by the Fund’s custodian. To the extent a Fund enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the Fund’s obligations, if any, with respect to each such swap agreement, accrued on a daily basis. See “Segregated Accounts,” below.

          In addition to other swap transactions, the Funds may purchase and sell contracts for difference (“CFDs”). A CFD is a form of equity swap in which its value is based on the fluctuating value of some underlying asset (e.g., shares of a particular stock or a stock index). A CFD is a contract between two parties, buyer and seller, stipulating that the seller will pay to the buyer the difference between the nominal value of the underlying stock at the opening of the contract and the stock’s value at the close of the contract. The size of the contract and the contract’s expiration date are typically negotiated by the parties to the CFD transaction. CFDs enable a Fund to take short or long positions on an underlying stock and thus potentially capture gains on movements in the share prices of the stock without the need to own the underlying stock.

          By entering into a CFD transaction, the Funds could incur losses because they would face many of the same types of risks as owning the underlying equity security directly. For example, the Funds might buy a short position in a CFD and the contract value at the close of the transaction may be greater than the contract value at the opening of the transaction. This may be due to, among other factors, an increase in the market value of the underlying equity security. In such a situation, the Funds would have to pay the difference in value of the contract to the seller of the CFD. As with other types of swap transactions, CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract, and of the Fund’s shares, may be reduced.

          Entry into a CFD transaction may, in certain circumstances, require the payment of an initial margin and adverse market movements against the underlying stock may require the buyer to make additional margin payments.

          Swap agreements may be considered illiquid by the SEC staff and subject to the limitations on illiquid investments. See “Illiquid Investments” above.

          To the extent that there is an imperfect correlation between the return on a Fund’s obligation to its counterparty under the swap and the return on related assets in its portfolio, the swap transaction may increase the Fund’s financial risk. No Fund will enter into a swap transaction that is inconsistent with its investment objective, policies and strategies. It is not the intention of any Fund to engage in swap transactions in a speculative manner, but rather primarily to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, the Fund.

          Segregated Accounts. In connection with when-issued securities, firm commitments and certain other transactions in which a Fund incurs an obligation to make payments in the future, the Fund involved may be required to segregate assets with its custodian bank or within its portfolio in amounts sufficient to settle the transaction. To the extent required, such segregated assets can consist of liquid assets, including equity or other securities,

TIAA-CREF Life Funds ▪ Statement of Additional Information   B-13

or other instruments such as cash, U.S. Government securities or other obligations as may be permitted by law.

INVESTMENT COMPANIES

          Investment Companies. Subject to certain exceptions and limitations, under the 1940 Act each Fund may invest up to 5% of its assets in any single investment company and up to 10% of its assets in all other investment companies in the aggregate. However, no Fund can hold more than 3% of the total outstanding voting stock of any single investment company. These restrictions would not apply to any fund that the Trust introduces in the future that invests substantially all of its assets in the securities of other funds of the Trust. When a Fund invests in another investment company, it bears a proportionate share of expenses charged by the investment company in which it invests. Additionally, the Funds may invest in other investment companies for investment exposure, cash management or defensive purposes, such as exchange-traded funds (“ETFs”), subject to the limitations set forth above.

          Other investment products similar to ETFs in which a Fund may invest are exchange-traded notes (“ETNs”). While ETNs are structured as fixed-income obligations, rather than as investment companies, they generally provide exposure to a specified market sector or index like ETFs, but are also subject to the general risks of fixed-income securities, including risk of default by the ETNs’ issuers. As with ETFs, when a Fund invests in an ETN, it will bear certain investor expenses charged by the ETN.

          Exchange-Traded Funds. A Fund may purchase shares of ETFs. ETFs generally seek to track the performance of an equity, fixed-income or balanced index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Some ETFs, however, select securities consistent with the ETF’s investment objectives and policies without reference to the composition of an index. Typically, a Fund would purchase ETF shares to obtain exposure to all or a portion of the stock or bond market. An investment in an ETF generally presents the same primary risks as an investment in a conventional stock, bond or balanced mutual fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Most ETFs are investment companies. Therefore, a Fund’s purchases of ETF shares generally are subject to the limitations on a Fund’s investments in other investment companies, which are described above under the heading “Investment Companies.”

          Borrowing. Each Fund may generate cash by borrowing money from banks (no more than 33⅓% of the market value of its assets at the time of borrowing), rather than through the sale of portfolio securities, when such borrowing appears more attractive for the Fund. Each Fund may also borrow money from other sources temporarily (no more than 5% of the total market value of its assets at the time of borrowing), when, for example, the Fund needs to meet liquidity requirements caused by greater than anticipated redemptions. See “Fundamental Policies” above.

          Currency Transactions. The value of a Fund’s assets (other than those of the Money Market Fund) as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. To minimize the impact of such factors on net asset values, a Fund (other than the Money Market Fund) may engage in foreign currency transactions in connection with their investments in foreign securities. The Funds will not speculate in foreign currency, and will enter into foreign currency transactions only to “hedge” the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

          The Funds will conduct their currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market.

          By entering into a forward contract for the purchase or sale of foreign currency involved in an underlying security transaction, a Fund is able to protect itself against possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as “transaction hedging.” In addition, when it appears that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a Fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as “portfolio hedging.” Similarly, when it appears that the U.S. dollar may suffer a substantial decline against a foreign currency, a Fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

          The Funds (other than the Money Market Fund) may also hedge their foreign currency exchange rate risk by engaging in currency financial futures, options and “cross-hedge” transactions. In “cross-hedge” transactions, a Fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that generally tracks the currency being hedged with regard to price movements). Such cross-hedges are expected to help protect a Fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

B-14   Statement of Additional Information ▪ TIAA-CREF Life Funds

          The Funds (other than the Money Market Fund) may hold a portion of their respective assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

          The forecasting of short-term currency market movement is extremely difficult and whether a short-term hedging strategy will be successful is highly uncertain. Moreover, it is impossible to correctly forecast with absolute precision the market value of portfolio securities at the expiration of a foreign currency forward contract.

          Accordingly, the Funds may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if Advisors’ predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave the Funds in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that the Funds will have flexibility to roll over the foreign currency forward contract upon its expiration if they desire to do so. Additionally, there can be no assurance that the other party to the contract will perform its obligations thereunder.

          There is no express limitation on the percentage of a Fund’s assets that may be committed to foreign currency exchange contracts. A Fund will not enter into foreign currency forward contracts or maintain a net exposure in such contracts when that Fund would be obligated to deliver an amount of foreign currency in excess of the value of that Fund’s portfolio securities or other assets denominated in that currency or, in the case of a cross-hedge transaction, denominated in a currency or currencies that Advisors believes will correlate closely to the currency’s price movements. The Funds generally will not enter into forward contracts with terms longer than one year.

          Real Estate Securities. As described more fully in the Prospectus, the Real Estate Securities Fund invests primarily in the equity and fixed-income securities of companies that are principally engaged in or related to the real estate industry, including those that own significant real estate assets, such as real estate investment trusts (“REITs”). An issuer is principally “engaged in” or principally “related to” the real estate industry if at least 50% of its total assets, gross income, or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services related to the real estate industry. Issuers engaged in the real estate industry include equity REITs (which directly own real estate), mortgage REITs (which make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools), real estate brokers and developers, homebuilders, companies that manage real estate, and companies that own substantial amounts of real estate. Businesses related to the real estate industry include manufac-

turers and distributors of building supplies and financial institutions that make or service mortgage loans.

          The Real Estate Securities Fund generally invests in common stocks, but may also, without limitation, invest in preferred stock, convertible securities, rights and warrants, and debt securities of issuers that are principally engaged in or related to the real estate industry, as well as publicly-traded limited partnerships that are principally engaged in or related to the real estate industry. In addition to these securities, the Real Estate Securities Fund may invest up to 20% of its total assets in equity and debt securities of issuers that are not principally engaged in or related to the real estate industry, including debt securities and convertible preferred stock and convertible debt securities rated less than Baa by Moody’s or BBB by S&P. If held by the Real Estate Securities Fund in significant amounts, such lower-rated debt securities would increase financial risk and income volatility. The Real Estate Securities Fund may make investments or engage in investment practices that involve special risks, which include convertible securities, “when-issued” securities, securities issued on a delayed-delivery basis, options on securities and securities indices, financial futures contracts and options thereon, restricted securities, illiquid investments, repurchase agreements, structured or indexed securities and lending portfolio securities.

          Investments in the securities of companies that own, construct, manage or sell residential, commercial or industrial real estate will be subject to all of the risks associated with the ownership of real estate. These risks include: declines in the value of real estate, negative changes in the climate for real estate, risks related to general and local economic conditions, overbuilding and increased competition, decreases in property revenues, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, increases in prevailing interest rates, and costs resulting from the cleanup of environmental problems.

          In addition to the risks discussed above, equity REITs may be affected by changes in the value of the underlying property of the trusts, while mortgage REITs may be affected by changes in the quality of any credit extended. Both equity and mortgage REITs are dependent upon management skill and may not be diversified themselves. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) or failing to meet other applicable regulatory requirements. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in their trust document. In acquiring the securities of REITs, the Real Estate Securities Fund runs the risk that it will sell them at an inopportune time.

FOREIGN INVESTMENTS

          As described more fully in the Prospectuses, each of the Funds, but especially the International Equity Fund, may invest in foreign securities, including those in emerging markets. In addition to the general risk factors discussed in the Prospectus, there are a number of country- or region-specific risks and other considerations that may affect these investments. Many of the

TIAA-CREF Life Funds ▪ Statement of Additional Information   B-15

risks are more pronounced for investments in emerging market countries, as described below.

          General. Since foreign companies may not be subject to accounting, auditing or financial reporting practices, disclosure and other requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company, and it may be difficult to interpret the information that is available. There may be difficulties in obtaining or enforcing judgments against foreign issuers and it also is often more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities. In certain countries, there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

          Volume and liquidity in most foreign markets are less than in the United States, and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Notwithstanding the fact that each Fund generally intends to acquire the securities of foreign issuers only where there are public trading markets, investments by a Fund in the securities of foreign issuers may tend to increase the risks with respect to the liquidity of the Fund’s portfolio and the Fund’s ability to meet a large number of shareholder redemption requests should there be economic or political turmoil in a country in which the Fund has a substantial portion of its assets invested or should relations between the United States and foreign countries deteriorate markedly. Securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. Fixed commissions on some foreign securities exchanges are higher than negotiated commissions on U.S. exchanges, although the Funds endeavor to achieve most favorable net results on their portfolio transactions.

          Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Settlement practices for transactions in foreign markets may differ from those in the U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of “failed settlement.” The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Losses to the Fund due to subsequent declines in the value of portfolio securities, or liabilities arising out of the Fund’s inability to fulfill a contract to sell these securities, could result from failed settlements. In addition, evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that a Fund’s trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the Fund.

          With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect the Fund’s investments in those countries. The economies of some countries differ unfavorably from the U.S. economy in such respects as growth of national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. In addition, the internal politics of some foreign countries are not as stable as in the United States. Governments in certain foreign counties continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

          Terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

          Investment and Repatriation Restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions limit and at times, preclude investment in certain of such countries (especially countries in emerging markets) and increase the cost and expenses of Funds investing in them. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the Funds invest. In addition, the repatriation (i.e., remitting back to the United States) of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. The Funds could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

          Taxes. The dividends and interest payable on certain of the Funds’ foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Funds’ shareholders.

          Emerging Market Securities. An emerging market security is one issued by a foreign government or private issuer that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in emerging markets or (iii) it is organized under the laws of, or has a principal office in, an emerging market country. Based on these criteria, it is possible for a security to be considered issued by an issuer in more than one country. Therefore, it is possible for the securities of any issuer that has one or more of these characteristics in connection with any emerging market country not to be considered an emerging market security if it has one or more of these characteristics in connection with a developed country.

          Emerging Markets. Investments in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in companies in developed countries. The term “emerging market” describes any country which is generally considered to be an emerging or developing country by major organizations in the international financial community, such as the International Bank for Reconstruction and Development (more

B-16   Statement of Additional Information ▪ TIAA-CREF Life Funds

commonly known as the “World Bank”) and the International Finance Corporation. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

          Risks of investing in emerging markets and emerging market securities include (i) less social, political and economic stability; (ii) the smaller size of the markets for these securities and the currently low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility; (iii) the lack of publicly available information, including reports of payments of dividends or interest on outstanding securities; (iv) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (v) local taxation; (vi) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vii) the absence until recently, in certain countries, of a capital structure or market-oriented economy; (viii) the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in these countries; (ix) restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; (x) the risk of uninsured loss due to lost, stolen, or counterfeit stock certificates; and (xi) possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

          In addition, some countries in which the Funds may invest have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries.

          Further, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

          Investment in Canada. The United States is Canada’s largest trading partner, and developments in economic policy do have a significant impact on the Canadian economy. The expanding economic and financial integration of the United States, Canada, and Mexico through the NAFTA Agreement has made, and will likely continue to make, the Canadian economy and securities market more sensitive to North American trade patterns. Growth in developing nations overseas will likely change the composition of Canada’s trade and foreign investment composition in the near future.

          Canada’s parliamentary system of government is, in general, stable. However, one of the provinces, Quebec, does have a “separatist” party whose objective is to achieve sovereignty and increased self-governing legal and financial powers.

          Canada is a major producer of commodities such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, changes in the supply and demand of such commodity resources, both domestically and internationally, can have a significant effect on Canadian market performance.

          Investment in Europe. The European Union (EU) is an intergovernmental and supranational union of 27 European countries, known as member states. A key activity of the EU is the establishment and administration of a common single market, consisting of, among other things, a single currency (for 15 members) and a common trade policy. The most widely used currency in the EU (and the unit of currency of the European Economic and Monetary Union (EMU)) is the euro, which is in use in 15 of the 27 member states. In addition to adopting a single currency, EMU member countries no longer control their own monetary policies. Instead, the authority to direct monetary policy is exercised by the European Central Bank.

          In the transition to the single economic system, significant political decisions will be made which will affect the market regulation, subsidization and privatization across all industries, from agricultural products to telecommunications.

          While economic and monetary convergence in the EU may offer new opportunities for those investing in the region, investors should be aware that the success of the EU is not wholly assured. Europe must grapple with a number of challenges, any one of which could threaten the survival of this monumental undertaking. Fifteen disparate economies must adjust to a unified monetary system, the absence of exchange rate flexibility, and the loss of economic sovereignty. Europe’s economies are diverse, its governments are decentralized, and its cultures differ widely. Unemployment is historically high and could pose political risk. One or more member countries might exit the union, placing the currency and banking system in jeopardy. Major issues currently facing the EU cover its membership, structure, procedures and policies; they include the adoption, abandonment or adjustment of the new constitutional treaty, the EU’s enlargement to the south and east, and resolving the EU’s problematic fiscal and democratic accountability. Efforts of the member states to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and reduce the benefit of diversification within the region.

          The EU has been extending its influence to the east. It has accepted new members that were previously behind the Iron Curtain, and has plans to accept several more in the medium-term. For former Iron Curtain countries, membership serves as a strong political impetus to employ tight fiscal and monetary policies. Nevertheless, several entrants in recent years are former Soviet satellites and remain burdened to various extents by the inherited inefficiencies of centrally planned economies similar to that which existed under the old Soviet Union.

          Further expansion of EU membership has long-term economic benefits, but the remaining European countries are not viewed as currently suitable for membership. Also, as the EU continues to enlarge, the candidate countries’ accessions tend to grow more controversial.

          The EU has the largest economy in the world according to data compiled by the International Monetary Fund, and is expected to grow further over the next decade as more countries join. However, although the EU has set itself an objective to become “the world’s most dynamic and competitive economy” by the year 2010, it is now generally accepted that this target will not be met. The EU’s economic growth has been below that of the

TIAA-CREF Life Funds ▪ Statement of Additional Information   B-17

United States most years since 1990, and the economic performance of certain of its key members, including Germany and Italy, is a matter of serious concern to policy makers.

          Investing in euro-denominated securities entails risk of being exposed to a relatively new currency that may not fully reflect the strengths and weaknesses of the disparate economies that make up the EU. In addition, many European countries rely heavily upon export-dependent businesses and fluctuations in the exchange rate between the euro and the dollar can have either a positive or a negative effect upon corporate profits.

          Investment in Eastern Europe. Investing in the securities of Eastern European issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe.

          Changes occurring in Eastern Europe today could have long-term potential consequences. These changes could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in most countries of Eastern Europe is highly speculative at this time.

          Recent political and economic reforms do not eliminate the possibility of a return to centrally planned economies and state-owned industries. Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. In many of the countries of Eastern Europe, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no accounting or financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property.

          Further, the governments in such countries may require governmental or quasi-governmental authorities to act as a custodian of the Funds’ assets invested in such countries, and these authorities may not qualify as a foreign custodian under the 1940 Act and exemptive relief from such Act may be required. All of these considerations are among the factors that result in significant risks and uncertainties arising from investing in Eastern Europe.

          Investment in Latin America. The political history of certain Latin American countries has been characterized by political, economic and social instability, intervention by the military in civilian and economic spheres, and political corruption. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalizations, hyperinflation, debt crises, sudden and large currency devaluation, and military intervention. However, there have been changes in this regard, particularly in the past decade. Democracy is beginning to become well established in some countries. A move to a more mature and accountable political environment is well under way. Domestic economies have been deregulated, privatization of state-owned companies has progressed, and foreign trade restrictions have been relaxed. Nonetheless, to the extent that events such as those listed above that increase the risk of investment in this region continue in the future, they could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.

          Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

          Certain Latin American countries may experience sudden and large adjustments in their currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries may impose restrictions on the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the Funds to engage in foreign currency transactions designed to protect the value of the Funds’ interests in securities denominated in such currencies.

          A number of Latin American countries are among the largest debtors of developing countries. Argentina’s bankruptcy in the early 2000s and the resulting financial turmoil in its neighboring countries are just the latest chapters in Latin America’s long history of foreign debt and default. Almost all of the region’s economies have become highly dependent upon foreign credit and loans from external sources to fuel their state-sponsored economic plans. Government profligacy and ill-conceived plans for modernization have exhausted these resources with little benefit accruing to the economy and most countries have been forced to restructure their loans or risk default on their debt obligations. In addition, interest on the foreign debt and other loans is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

          Investment in Japan. Government-industry cooperation, a strong work ethic, mastery of high technology, emphasis on education, and a comparatively small defense allocation helped Japan advance with extraordinary speed to become one of the largest economic powers along with the United States and the EU. Despite its impressive history, investors face special risks when investing in Japan.

          The Japanese economy languished for much of the 1990s, possibly due to a lack of effective governmental action in the areas of tax reform to reduce high tax rates, banking regulation to address enormous amounts of bad debt, and economic reforms to attempt to stimulate spending, but has recovered steadily since the early 2000s. Nonetheless, the yen has had a history of unpredictable and volatile movements against the U.S. dollar; a weakening yen hurts U.S. investors holding yen-denominated securities. Finally, the Japanese stock market has experienced wild swings in value over time and has often been considered significantly overvalued.

          Japan has historically depended on oil for most of its energy requirements. Almost all of its oil is imported, the majority from

B-18   Statement of Additional Information ▪ TIAA-CREF Life Funds

the Middle East. In the past, oil prices have had a major impact on the domestic economy, but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. In addition, a restructuring of industry, with emphasis shifting from basic industries to processing and assembly type industries, has contributed to the reduction of oil consumption. However, there is no guarantee this favorable trend will continue.

          Overseas trade is important to Japan’s economy. Japan has few natural resources and must export to pay for its imports of these basic requirements. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools, and semiconductors and the large trade surpluses ensuing therefrom, Japan has had difficult relations with its trading partners, particularly the United States. It is possible that trade sanctions or other protectionist measures could impact Japan adversely in both the short term and long term.

          Beginning in the late 1990s, the nation’s financial institutions were successfully overhauled under the strong leadership of the government. Banks, in particular, disposed of their huge overhang of bad loans and trimmed their balance sheets, and are now competing with foreign institutions as well as other types of financial institutions. The successful financial sector reform coincided with Japanese economic recovery, which set the stage for a bright future outlook for Japanese companies. Many Japanese companies cut costs, took care of unfunded pension liabilities and wrote off impaired assets during the last few years. As the Japanese economy began to grow again, it achieved improved profitability and earnings growth.

          Investment in Asia Other Than Japan. The political history of some Asian countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they continue to occur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers and result in significant disruption in securities markets. The economies of many countries in the region are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China, and the EU.

          Certain Asian countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Asian countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies and it would, as a result, be difficult for the Funds to engage in foreign currency transactions designed to protect the value of the Funds’ interests in securities denominated in such currencies.

          A number of Asian companies are highly dependent on foreign loans for their operation which could impose strict repayment term schedules and require significant economic and financial restructuring.

          Depositary Receipts. The Equity Funds can invest in American, European and Global Depositary Receipts (“ADRs,” “EDRs” and “GDRs,” respectively). They are alternatives to the purchase of the underlying securities in their national markets and currencies. Although their prices are quoted in U.S. dollars, they do not eliminate all the risks of foreign investing.

          ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. To the extent that a Fund acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the Fund would not become aware of, and be able to respond to, corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs rather than directly in the stock of foreign issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for ADRs quoted on a national securities exchange or the national market system, including the NASDAQ Stock Market, Inc. (“NASDAQ”). The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

          EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

          Other Investment Techniques and Opportunities. The Funds may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing the portfolio’s overall return, regardless of how these actions may affect the weight of the particular securities in the Funds’ portfolios.

          Portfolio Turnover. Generally, the transactions a Fund engages are reflected in its portfolio turnover rate (although the Money Market Fund does not have a portfolio turnover rate). The rate of portfolio turnover is calculated by dividing the lesser of the amount of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Fund’s portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund and ultimately by the Fund’s shareholders. However, because portfolio turnover is not a limiting factor in determining whether or not to sell portfolio securities, a particular investment may be sold at any time, if investment judgment or account operations make a sale advisable.

          The Funds do not have fixed policies on portfolio turnover although, because a higher portfolio turnover rate will increase brokerage costs, Advisors will carefully weigh the added costs of short-term investment against the gains anticipated from such transactions.

          For the year ended December 31, 2009, the portfolio turnover rates of certain of the Funds changed significantly from portfolio turnover rates in 2008 as a result of a variety of factors.

TIAA-CREF Life Funds ▪ Statement of Additional Information   B-19

          The International Equity Fund portfolio turnover rate decreased to 116% for 2009 as compared with 185% for the same period in 2008. The decrease in portfolio turnover reflects a return to more normalized market conditions during 2009. Turnover during the previous year was increased by a degree of repositioning within market sectors and also was reflective of increased shareholder purchase and redemption activity.

          The Real Estate Securities Fund portfolio turnover rate decreased to 65% for 2009 as compared with 97% for the same period in 2008. Following a period of high market volatility that existed in REIT securities markets in 2008, the decrease in portfolio turnover reflects a return to more normalized market conditions during 2009 and a reduced need to reposition portfolio holdings.

          The Bond Fund portfolio turnover rate increased to 147% for 2009 as compared with 92% for the same period in 2008. The increase in portfolio turnover for these funds reflects a return to conditions of greater liquidity and increased issuance of corporate and U.S. Treasury bonds, which resulted in an increased number of opportunities to execute trades on attractive terms. Additionally, the increase in turnover was partly attributable to purchases of newly-issued corporate bonds and was also partly attributable to an increase in the level of mortgage dollar roll (“MDR”) positions. MDRs are bought and sold every month, which contributes to higher turnover rates.

          The portfolio turnover rates of the other Funds did not change significantly from 2008 to 2009.

DISCLOSURE OF PORTFOLIO HOLDINGS

          The Board has adopted policies and procedures reasonably designed to prevent selective disclosure of each Fund’s portfolio holdings to third parties, other than disclosures of Fund portfolio holdings that are consistent with the best interests of Fund shareholders. Fund holdings disclosure refers to sharing of positional information at the security or investment level either in dollars, shares, or as a percentage of the Fund’s market value. As a general rule, except as described below, the Funds and Advisors will not disclose the Funds’ portfolio holdings to third parties, except as of the end of a calendar month, and no earlier than 30 days after the end of the calendar month. The Fund may disclose its portfolio holdings to all third parties who request it after that period. In addition, the Funds and Advisors may disclose the ten largest holdings of any Fund to third parties ten days after the end of the calendar month.

          The Funds and Advisors may disclose the Funds’ portfolio holdings to third parties outside the time restrictions described above as follows:

•

Fund holdings in any particular security can be made available to stock exchanges, regulators or issuers, in each case subject to approval of Advisors’ Chief Compliance Officer or an attorney employed by Advisors holding the title of Chief Counsel or above.

•

Fund portfolio holdings can be made available to rating and ranking organizations (e.g., Morningstar) subject to a written confidentiality agreement between the recipient and Advisors that includes provisions restricting trading on the information provided.

•

Fund portfolio holdings can be made available to any other third party, as long as the recipient has a legitimate business need for the information and the disclosure of Fund portfolio holding information to that third party is:

	•	approved by an individual holding the title of Funds Treasurer, Chief Investment Officer, Executive Vice President or above;

	•	approved by an individual holding the title of Vice President and Associate General Counsel or above; and

	•	subject to a written confidentiality agreement under which the third party agrees not to trade on the information provided.

•

Any waiver to the policies and procedures must be approved in writing by an individual holding the title of Chief Investment Officer or Executive Vice President, Asset Management or above and approved by an individual holding the title of Vice President and Associate General Counsel or above.

          On an annual basis, the Boards of the respective Funds and of Advisors will receive a report on compliance with these portfolio holdings disclosure procedures, as well as a current copy of the procedures for the Boards’ review and approval and will identify any potential conflicts between Advisors’ interests and those of Fund shareholders in connection with these disclosures.

          Currently, the Funds have ongoing arrangements to disclose, in accordance with the time restrictions and other provisions of the Funds’ portfolio holdings disclosure policy, the portfolio holdings of the Funds to the following recipients: Lipper, a Reuters company; Morningstar, Inc.; Mellon Analytical Solutions; S&P; The Thomson Corporation; Adviser Consultant Network; Command Financial Press; and Bloomberg L.P. The Funds’ portfolio holdings are also disclosed on TIAA-CREF’s corporate website at www.tiaa-cref.org. Each of these entities receives portfolio holdings information on a monthly basis at least 30 days after the end of the most recent calendar month. No compensation was received by the Funds, Advisors or their affiliates as part of these arrangements to disclose portfolio holdings of the Funds.

          In addition, occasionally the Funds and Advisors disclose to certain broker-dealers a Fund’s portfolio holdings, in whole or in part, in order to assist the portfolio managers when they are determining the Funds’ portfolio management and trading strategies. These disclosures are done in accordance with the Funds’ portfolio holdings disclosure policy and are covered by confidentiality agreements. Disclosures of portfolio holdings information will be made to the Funds’ independent registered public accounting firm in connection with the preparation of public filings. Disclosure of portfolio holdings information, including current portfolio holdings information, may be made to counsel to the Funds or counsel to the Funds’ independent trustees in connection with periodic meetings of the Board of Trustees and otherwise from time to time in connection with the Funds’ operations. Also, State Street Bank and Trust Company, as the Funds’ custodian and fund accounting agent, receives a variety of confi-dential information (including portfolio holdings) in order to process, account for and safe keep the Funds’ assets.

          The entities to which the Funds voluntarily disclose portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Funds, to maintain

B-20   Statement of Additional Information ▪ TIAA-CREF Life Funds

the confidentiality of the information disclosed. There can be no assurance that the Funds’ policies and procedures regarding selective disclosure of the Funds’ holdings will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

          The Funds send summaries of their portfolio holdings to shareholders semiannually as part of the Funds’ annual and semiannual reports. Full portfolio holdings are also filed with the SEC, and can be accessed from the SEC’s website at www.sec.gov approximately 60 days after the end of each quarter (through Forms N-CSR and N-Q). You can request more frequent portfolio holdings information, subject to the Funds’ policy as stated above, by writing to the Funds at TIAA-CREF Funds, P.O. Box 4674, New York, N.Y. 10164.

TIAA-CREF Life Funds ▪ Statement of Additional Information   B-21

MANAGEMENT OF THE TRUST

THE BOARD OF TRUSTEES

          The Trust is governed by its Board, which oversees the Trust’s business and affairs. The Board delegates the day-to-day management of the Funds to Advisors and the officers of the Trust (see below).

          Board Leadership Structure and Related Matters

          The Board is comprised of ten trustees, all of whom are independent or disinterested, which means that they are not “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act (independent trustees). One of the independent trustees, Maceo K. Sloan, serves as the Chairman of the Board. The Chairman’s responsibilities include: coordinating with management in the preparation of the agenda for each meeting of the Board; presiding at all meetings of the Board; and serving as a liaison with other Trustees, the Trust’s officers and other management personnel, and counsel to the Independent Trustees. The Chairman performs such other duties as the Board may from time to time determine.

          The Board meets periodically to review, among other matters, the Funds’ activities, contractual arrangements with companies that provide services to the Funds and the performance of the Funds’ investment portfolios. The Board holds regularly scheduled in-person meetings and regularly scheduled meetings by telephone each year and may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. During a portion of each regularly scheduled in-person meeting and, as the Board may determine, at its other meetings, the Board meets without management present.

          The Board has established a committee structure that includes six standing committees, each comprised solely of independent trustees and chaired by an independent trustee, as described below. The Board, with the assistance of its Nominating and Governance Committee, periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership and operating structure, which includes its committees and having an independent trustee in the position of Chairman of the Board and of each committee, provides for independent oversight of management and is appropriate for the Trust in light of, among other factors, the asset size and nature of the Trust and the Funds, the number of Funds overseen by the Board, the number of other funds overseen by the trustees as the trustees of other investment companies in the TIAA-CREF Fund Complex, the arrangements for the conduct of the Funds’ operations, the number of trustees, and the Board’s responsibilities.

          The Trust is part of the TIAA-CREF Fund Complex, which is comprised of the 10 Funds within the Trust, the 8 Accounts within CREF, the 47 funds within TIAA-CREF Funds (“TCF”) (including the TIAA-CREF Lifecycle Funds and the TIAA-CREF Lifecycle Index Funds) and the single portfolio within TIAA Separate Account VA-1 (“VA-1”). The same persons who constitute the Board also constitute, and Mr. Sloan also serves as the Chairman of, the respective boards of trustees of CREF and TCF and the management committee of VA-1.

          Qualifications of Trustees

          The Board believes that each of the trustees is qualified to serve as a trustee of the Trust based on a review of the experience, qualifications, attributes or skills of each Trustee. The Board bases this view on its consideration of a variety of criteria, no single one of which is controlling. Generally, the Board looks for: character and integrity; ability to review critically, evaluate, question and discuss information provided and exercise effective business judgment in protecting shareholder interests; and willingness and ability to commit the time necessary to perform the duties of trustee. Each trustee’s ability to perform his or her duties effectively is evidenced by his or her experience in one or more of the following fields: management, consulting, and/or board experience in the investment management industry; academic positions in relevant fields; management, consulting, and/or board experience with public companies in other fields, non-profit entities or other organizations; educational background and professional training; and experience as a trustee of the Trust and other funds in the TIAA-CREF Fund complex.

          Information indicating certain of the specific experience and relevant qualifications, attributes and skills of each trustee relevant to the Board’s belief that the trustee should serve in this capacity is provided in the table below. The table includes, for each trustee, positions held with the Trust, length of office and time served, and principal occupations in the last five years. The table also includes the number of portfolios in the fund complex overseen by each trustee and certain directorships held by each of them in the last five years.

          Risk Oversight

          Day-to-day management of the various risks relating to the administration and operation of the Trust and the Funds is the responsibility of management, which includes professional risk management staff. The Board oversees this risk management function consistent with and as part of its oversight responsibility. The Board performs this risk management oversight directly and, as to certain matters, through its committees (which are described below). The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Funds. The Board recognizes that it is not possible to identify all of the risks that may affect the Trust and the Funds or to develop procedures or controls that eliminate the Trust’s and the Funds’ exposure to all of these risks.

          In general, a Fund’s risks include, among others, market risk, credit risk, liquidity risk, valuation risk, operational risk, reputational risk, and regulatory compliance risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Funds. In addition, under the general oversight of the Board, Advisors, the investment manager and administrator for each Fund, and other service providers to the Funds have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks.

          The Board also oversees risk management for the Trust and the Funds through receipt and review by the Board or its committee(s) of regular and special reports, presentations and other information from officers of the Trust and other persons, includ-

B-22  Statement of Additional Information ▪ TIAA-CREF Life Funds

ing from the Chief Risk Officer or other senior risk management personnel for Advisors and its affiliates. Senior officers of the Trust, senior officers of Advisors and its affiliates (collectively, “TIAA-CREF”), and the Funds’ Chief Compliance Officer (“CCO”) regularly report to the Board and/or one or more of the Board’s standing committees on a range of matters, including those relating to risk management. The Board also regularly receives reports, presentations and other information from Advisors with respect to the investments and securities trading of the Funds. At least annually, the Board receives a report from the Funds’ CCO regarding the effectiveness of the Funds’ compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from TIAA-CREF in connection with the Board’s consideration of the renewal of each of the Trust’s investment management agreements with Advisors and the Trust’s distribution plans under Rule 12b-1 under the 1940 Act.

          Senior officers of the Trust and senior officers of TIAA-CREF also report regularly to the Audit and Compliance Committee on the Trust’s internal controls and accounting and financial reporting policies and practices. The Funds’ CCO reports regularly to the Audit and Compliance Committee on compliance matters, and the TIAA-CREF Chief Auditor reports regularly to the Audit and Compliance Committee regarding internal audit matters. In addition, the Audit and Compliance Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters.

          The Operations Committee receives regular reports, presentations and other information from Trust officers and from Fund management personnel regarding valuation and other operational matters. In addition to regular reports, presentations and other information from Advisors and other TIAA-CREF personnel, the Operations Committee receives reports, presentations and other information regarding other service providers to the Trust, either directly or through the Trust’s officers, other TIAA-CREF personnel or the Funds’ CCO, on a periodic or regular basis.

          The Investment Committee regularly receives reports, presentations and other information from Advisors with respect to the investments, securities trading and other portfolio management aspects of the Funds. The Corporate Governance and Social Responsibility Committee regularly receives reports, presentations, and other information from Advisors regarding the voting of proxies of the Funds’ portfolio companies.

DISINTERESTED TRUSTEES

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) and Other Relevant Experience and Qualifications During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees

Forrest Berkley c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 Date of Birth (“DOB”): 4/25/54	Trustee	Indefinite term. Trustee since 2006.	Retired Partner (since 2006); Partner (1990-2005) and Head of Global Product Management (2003-2006), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management); and member of asset allocation portfolio management team, GMO (2003-2005). Mr. Berkley has particular experience in investment management, global operations, finance, as well as experience with non-profit organizations and foundations.	66

Director and member of the Investment Committee, the Maine Coast Heritage Trust; Investment Committee Member, Gulf of Maine Research Institute, Maine Community Foundation and Carnegie Endowment for International Peace; Director, Appalachian Mountain Club and the Butler Conservation Fund, Inc.; and Former Director and Member of the Investment Committee of the Boston Athenaeum.

Nancy A. Eckl c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/06/62	Trustee	Indefinite term. Trustee since 2007.	Former Vice President (1990-2006) American Beacon Advisors, Inc., and Vice President of certain funds advised by American Beacon Advisors, Inc. Ms. Eckl has particular experience in investment management, mutual funds, pension plan management, finance, accounting and operations. Ms. Eckl serves as the audit committee financial expert and is licensed as a certified public accountant in the State of Texas.	66

Independent Director, The Lazard Funds, Inc., Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. and Member of the Board of Managers of Lazard Alternative Strategies Fund, LLC.

Eugene Flood, Jr. c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/31/55	Trustee	Indefinite term. Trustee since 2005.	President and Chief Executive Officer (since 2000) and a Director (since 1994) of Smith Breeden Associates, Inc. (investment adviser). Dr. Flood has particular experience in investment management, operations and organizational management and development, as well as experience on educational and other non-profit boards.	66	None

TIAA-CREF Life Funds ▪ Statement of Additional Information  B-23

DISINTERESTED TRUSTEES (continued)

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) and Other Relevant Experience and Qualifications During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees

Michael A. Forrester c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 11/05/67	Trustee	Indefinite term. Trustee since 2007.	Chief Operating Officer (since 2007) of Copper Rock Capital Partners, LLC (investment adviser). Chief Operating Officer, DDJ Capital Management (2003-2006); and Executive Vice President (2000-2002); Senior Vice President (1995-2000); and Vice President (1992-1995), Fidelity Investments. Mr. Forrester has particular experience in investment management, institutional marketing and product development, operations management, alternative investments and experience with non-profit organizations.	66	Director, Copper Rock Capital Partners, LLC (investment adviser).

Howell E. Jackson c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 1/4/54	Trustee	Indefinite term. Trustee since 2005.	James S. Reid, Jr. Professor of Law (since 2004), Acting Dean (2009), Vice Dean for Budget (2003-2006) and on the faculty (since 1989) of Harvard Law School. Professor Jackson has particular experience in law, including the federal securities laws, consumer protection, finance, pensions and social security, and organizational management and education.	66	None

Nancy L. Jacob c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 1/15/43	Trustee	Indefinite term. Trustee since 2001.	President and Founder (since 2006) of NLJ Advisors, Inc. (investment adviser). President and Managing Principal, Windermere Investment Associates (1997-2006); Chairman and Chief Executive Officer, CTC Consulting, Inc. (1994-1997); and Executive Vice President, U.S. Trust Company of the Pacific Northwest (1993-1997). Dr. Jacob has particular experience in education, finance, economics, private wealth management, investment management and related services.	66	Former Director and Chairman of the Investment Committee of the Okabena Company (financial services).

Bridget A. Macaskill c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 8/5/48	Trustee	One-year term. Trustee since 2003.

Chief Executive Officer (since 2010), President and Chief Operating Officer of First Eagle Investment Management LLC (since 2009). Formerly, Principal and Founder BAM Consulting LLC (2003–2009); Independent Consultant for Merrill Lynch (2003–2009); Chairman, Oppenheimer Funds, Inc. (2000–2001), and Chief Executive Officer (1995–2001), President (1991–2000), and Chief Operating Officer (1989–1995) of that firm.

Ms. Macaskill has particular experience in investment management, finance, marketing, global operations management and organizational development, as well as experience on educational and other non-profit boards.

				66

Director, Prudential plc, Arnhold and S. Bleichroeder Holdings; First Eagle Investment Management; Governor’s Committee on Scholastic Achievement, William T. Grant Foundation; American Legacy Foundation (Investment Committee); University of Edinburgh (Campaign Board); and the North Shore Land Alliance. Former Director, J. Sainsbury plc, International Advisory Board, British-American Business Council, Scottish and Newcastle plc (brewer), and Federal Mortgage National Association (Fannie Mae).

James M. Poterba c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 7/13/58	Trustee	Indefinite term as Trustee. Trustee since 2006.	President and Chief Executive Officer, National Bureau of Economic Research (since 2008); Mitsui Professor of Economics, (since 1996), Head (2006-2008) and Associate Head (1994-2000 and 2001-2006) Economics Department, Massachusetts Institute of Technology (MIT). Formerly, Program Director, National Bureau of Economic Research (1990-2008). Professor Poterba has particular experience in education, economics, finance, tax, and organizational development.	66	Director, The Jeffrey Company and Jeflion Company (unregistered investment companies); The Alfred P. Sloan Foundation; and National Bureau of Economic Research.

B-24  Statement of Additional Information ▪ TIAA-CREF Life Funds

DISINTERESTED TRUSTEES (continued)

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) and Other Relevant Experience and Qualifications During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees

Maceo K. Sloan c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/18/49	Chairman of the Board and Trustee	Indefinite term as Trustee; Chairman for term ending June 30, 2012. Chairman since 2009. Trustee since 2001.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (since 1991); Chairman, Chief Executive Officer and Chief Investment Officer, NCM Capital Management Group, Inc. (since 1991); and Chairman, Chief Executive Officer and Chief Investment Officer, NCM Capital Advisers Inc. (since 2003); and Chairman, President and Principal Executive Officer, NCM Capital Investment Trust (since 2007). Mr. Sloan has particular experience in investment management, finance and organizational development.	66	Director, SCANA Corporation (energy holding company); and NCM Capital Investment Trust. Former Director, M&F Bancorp, Inc.

Laura T. Starks c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 2/17/50	Trustee	Indefinite term. Trustee since 2006.

Chairman, Department of Finance, the Charles E. and Sarah M. Seay Regents Chair in Finance (since 2002), and Director, AIM Investment Center, McCombs School of Business, University of Texas at Austin (since 2000); Professor, University of Texas at Austin (since 1987); Fellow, Financial Management Association (since 2002). Associate Dean for Research (2001-2002) and Associate Director of Research (2000-2003), the Center for International Business Education and Research, University of Texas at Austin and Director of the Bureau of Business Research, University of Texas at Austin (2001-2002).

Dr. Starks has particular experience in education, finance, mutual funds and retirement systems.

				66	Governing Council, Independent Directors Council (mutual funds). Former Director, USAA Mutual Funds.

OFFICERS

          The table below includes certain information about the officers of the Trust, including positions held with the Trust, length of office and time served, and principal occupations in the last five years.

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) and Other Relevant Experience During Past 5 Years

Mary (Maliz) E. Beams TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/29/56	Executive Vice President	One-year term. Executive Vice President since July 2007.

Executive Vice President of Client Services of TIAA and of TIAA-CREF Funds, CREF, TIAA-CREF Life Funds and TIAA Separate Account VA-1 (collectively, the “TIAA-CREF Fund Complex”) (since 2008); Executive Vice President of Individual Client Services of TIAA and the TIAA-CREF Fund Complex (2007-2008); President and Chief Executive Officer, TIAA-CREF Individual & Institutional Services, LLC (“Services”) (since 2007); and Senior Managing Director and Head of Wealth Management Group, TIAA (2004-2007). Formerly, Partner, Spyglass Investments (2002-2003); Partner and Managing Director, President of Global Business Development for the Mutual Fund Group and Head of International Mutual Fund and Offshore Business of Zurich Scudder Investments; and Head of U.S. Scudder Direct Retail Business and Chief Executive Officer of Scudder Brokerage (1997-2003).

Brandon Becker TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/19/54	Executive Vice President and Chief Legal Officer	One-year term. Executive Vice President and Chief Legal Officer since 2009.

Executive Vice President and Chief Legal Officer of TIAA and the TIAA-CREF Fund Complex (since 2009). Formerly, Partner, Wilmer Cutler Pickering Hale & Dorr LLP (1996-2009), Special Advisor to the Chairman for International Derivatives (1995-1996), Securities and Exchange Commission; and Director, Division of Market Regulation (1993-1995), Securities and Exchange Commission.

TIAA-CREF Life Funds ▪ Statement of Additional Information  B-25

OFFICERS (continued)

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) and Other Relevant Experience During Past 5 Years

Richard S. Biegen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 5/08/62	Chief Compliance Officer	One-year term. Chief Compliance Officer since 2008.

Chief Compliance Officer of TIAA Separate Account VA-3 (since 2008); and Chief Compliance Officer of the TIAA-CREF Fund Complex; Vice President, Senior Compliance Officer of Asset Management Compliance of TIAA and Chief Compliance Officer of TIAA-CREF Investment Management, LLC (“Investment Management”) (since 2008). Formerly, Chief Compliance Officer of Advisors (2008); Managing Director/Director of Global Compliance, AIG Investments (2000-2008); Senior Vice President/Group Head, Regulatory Oversight Group, Scudder Kemper Investments, Inc. (1998-2000); Chief Compliance Officer/Vice President, Legal Department, Salomon Brothers Asset Management, Inc. (1997-1998); Assistant General Counsel/Director, Securities Law Compliance, The Prudential Insurance Company of America (1994-1997); Staff Attorney, Division of Enforcement, U.S. Securities and Exchange Commission (1988-1994); and Staff Attorney New York Office of Special Prosecutor (Howard Beach case) (1987-1988).

Scott C. Evans TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 5/11/59	President and Principal Executive Officer	One-year term. President and Principal Executive Officer since 2007.

President and Principal Executive Officer of the TIAA-CREF Funds and the TIAA-CREF Life Funds (since 2007); Executive Vice President (since 1997) of the CREF and TIAA Separate Account VA-1; Executive Vice president, investments, Research Institute & Strategy (since 2009) and Executive Vice President, Head of Asset Management (2006-2009), and Executive Vice President and Chief Investment Officer (2005) of TIAA. Director of Advisors (since 2004), President and Chief Executive Officer of Investment Management and Advisors and Manager of TCIM (since 2004), Manager of TIAA Realty Capital Management, LLC (2004-2006), and Chief Investment Officer of TIAA (2004-2006); Director of TIAA-CREF Life Insurance Company (1997-2006), and Director of Teachers Personal Investors Services, Inc. (“TPIS”) (2006-2008).

Phillip G. Goff TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 11/22/63	Principal Financial Officer, Principal Accounting Officer and Treasurer	One-year term. Principal Financial Officer, Principal Accounting Officer and Treasurer since 2007.

Treasurer of CREF and TIAA Separate Account VA-1 (since 2008); and Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Funds and TIAA-CREF Life Funds (since 2007) and of TIAA Separate Account VA-1 (since 2009). Formerly, Chief Financial Officer, Van Kampen Funds (2005-2006); and Vice President and Chief Financial Officer, Enterprise Capital Management and the Enterprise Group of Funds (1995-2005).

I. Steven Goldstein TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 9/24/52	Executive Vice President	One-year term. Executive Vice President since 2003.

Executive Vice President, Chief Communications Officer of TIAA (since 2009) and Executive Vice President of the TIAA-CREF Fund Complex (since 2003), Executive Vice President, Public Affairs of TIAA (2005-2009); Director of TIAA-CREF Life Insurance Company (2003-2006); Advisor for McKinsey & Company (2003); Vice President, Corporate Communications for Dow Jones & Co. and The Wall Street Journal (2001-2002); and Senior Vice President and Chief Communications Officer for Insurance Information Institute (1993-2001).

Stephen Gruppo TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 9/25/59	Executive Vice President and Head of Risk Management	One-year term. Executive Vice President, Head of Risk Management since 2009.

Executive Vice President, Head of Risk Management of TIAA and Executive Vice President, Risk Management of Advisors and Investment Management (since 2009), Senior Managing Director Acting Head of Risk Management of TIAA and Senior Managing Director of the TIAA-CREF Fund Complex (2008-2009), Senior Managing Director of Advisors and Investment Management (2008-2009); Senior Managing Director, Chief Credit Risk Officer (2004-2008) of TIAA. Director, TIAA-CREF Life Insurance Company (2006-2008), Director, TPIS, Advisors and Investment Management (2008), Head of Risk Management of Advisors and Investment Management (2005-2006). Senior Vice President, Risk Management Department, Lehman Brothers (1996-2004).

William Mostyn III TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 1/18/48	Vice President and Corporate Secretary	One-year term. Vice President and Corporate Secretary since 2008.

Vice President and Corporate Secretary of TIAA and the TIAA-CREF Fund Complex (since 2008). Deputy General Counsel and Corporate Secretary, Bank of America (2005-2008); and Deputy General Counsel, Secretary and Chief Governance Officer, The Gillette Company (2000-2005).

Dermot J. O’Brien TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/13/66	Executive Vice President	One-year term. Executive Vice President since 2003.

Executive Vice President, Human Resources, and Corporate Services (since 2007) and Executive Vice President, Human Resources (2005-2007) of TIAA, Executive Vice President of the TIAA-CREF Fund Complex (since 2003). Director, TIAA-CREF Life Insurance Company (2003-2006); First Vice President and Head of Human Resources, International Private Client Division, Merrill Lynch & Co. (1999-2003); and Vice President and Head of Human Resources, Japan Morgan Stanley (1998-1999).

Bertram L. Scott TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/26/51	Executive Vice President	One-year term. Executive Vice President since 2000.

Executive Vice President and Chief Institutional Development and Sales Officer (since 2008); Executive Vice President, Strategy, Integration and Policy (2007-2008); Executive Vice President, Strategy, Implementation and Policy (2006-2007), Executive Vice President, Product Management (2005-2006) of TIAA and Executive Vice President of the TIAA-CREF Fund Complex (since 2008); Executive Vice President, Strategy Implementation and Policy of TIAA (2006-2008); Manager of TIAA-CREF Redwood, LLC (since 2007); Director of TCT Holdings, Inc. (since 2007); and Director and President of TIAA-CREF Enterprises, Inc. (since 2000). Executive Vice President, Product Management of TIAA (2000-2005); and President and Chief Executive Officer, Horizon Mercy (1996-2000).

Edward D. Van Dolsen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 4/21/58	Executive Vice President	One-year term. Executive Vice President since 2006.

Executive Vice President, Product Development and Management (since 2009); Executive Vice President, Institutional Client Services (2006-2009), and Executive Vice President, Product Management (2005-2006) of TIAA, and Executive Vice President of the TIAA Fund Complex (since 2008), Executive Vice President, Institutional Client Services (2006-2008); Director of TCT Holdings, Inc. (since 2007), Executive Vice President of TIAA-CREF Enterprises, Inc. and Manager, President and CEO, TIAA-CREF Redwood, LLC (since 2006). Director of Tuition Financing (2008-2009); Senior Vice President, Pension Products (2003-2006) and Vice President, Support Services (1998-2003) of TIAA and the TIAA-CREF Fund Complex.

B-26  Statement of Additional Information ▪ TIAA-CREF Life Funds

EQUITY OWNERSHIP OF THE TRUSTEES

          The following chart includes information relating to equity securities that are beneficially owned by the trustees of the Trust in the Funds and in the same “family of investment companies” as the Funds, as of December 31, 2009. At that time, the Funds’ family of investment companies included the Funds and all of the other series of the Trust, CREF, TIAA-CREF Funds (including the TIAA-CREF Lifecycle Funds and TIAA-CREF Lifecycle Index Funds) and TIAA Separate Account VA-1.

DISINTERESTED TRUSTEES

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Forrest Berkley	None	Over $100,000
Nancy A. Eckl	None	Over $100,000
Eugene Flood, Jr.	None	Over $100,000
Michael A. Forrester	None	Over $100,000
Howell E. Jackson	None	Over $100,000
Nancy L. Jacob	None	Over $100,000
Bridget Macaskill	None	Over $100,000
James M. Poterba	None	Over $100,000
Maceo K. Sloan	None	Over $100,000
Laura T. Starks	None	Over $100,000

TRUSTEE AND OFFICER COMPENSATION

          The following table shows the compensation received from the Trust and the TIAA-CREF Fund Complex by each non-officer trustee for the fiscal year ended December 31, 2009. The Trust’s officers have received no compensation from the Trust during the fiscal year ended December 31, 2009. For purposes of this chart, the TIAA-CREF Fund Complex consists of: CREF, the Funds, TIAA-CREF Funds (including the TIAA-CREF Lifecycle Funds and TIAA-CREF Lifecycle Index Funds) and TIAA Separate Account VA-1, each a registered investment company.

DISINTERESTED TRUSTEES

Name	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Total Compensation From TIAA-CREF Fund Complex

Forrest Berkley*	$719.75	$280.41	$192,500
Nancy A. Eckl	$832.10	$280.41	$222,500
Eugene Flood, Jr.	$757.20	$280.41	$202,500
Michael A. Forrester	$766.56	$280.41	$205,000
Howell E. Jackson	$822.74	$280.41	$220,000
Nancy L. Jacob	$860.19	$280.41	$230,000
Bridget A. Macaskill	$691.92	$280.41	$185,000
James M. Poterba*	$860.19	$280.41	$230,000
Maceo K. Sloan*	$981.91	$280.41	$262,500
Laura T. Starks	$860.19	$280.41	$230,000
Total:	$8,152.75	$2,804.10	$2,180,000

*

The compensation, or a portion of it, was not actually paid based on the prior elections of certain trustees to defer receipt of payment in accordance with the provisions of a deferred compensation plan for non-officer trustees described below. For the fiscal year ended December 31, 2009, Mr. Berkley deferred $126,000, Mr. Poterba deferred $32,500 and Mr. Sloan deferred $195,500 in total compensation (including interest) earned across the fund complex.

          The Board has approved trustee compensation at the following currently effective rates: an annual retainer of $100,000; an annual long-term compensation contribution of $75,000; an annual committee chair fee of $16,000 ($20,000 for the chairs of the Operations and Audit and Compliance Committees); an annual Board chair fee of $50,000; and an annual committee retainer of $16,000 ($21,000 for the Operations and Audit and Compliance Committees). The chair and members of the Executive Committee do not receive fees or service on that committee. The Trustees may also receive special or ad hoc Board of Committee fees of $2,500 per meeting. Trustee compensation reflects service to all of the investment companies within the TIAA-CREF Fund Complex and is prorated to those companies based upon assets under management. The level of compensation is evaluated regularly and is based on a study of compensation at comparable companies, the time and responsibilities required of the trustees, and the need to attract and retain well-qualified Board members.

          The Funds have a long-term compensation plan for non-officer trustees. Currently, under this unfunded plan, annual contributions equal to $75,000 are allocated to notional invest-

ments in TIAA-CREF products (like TIAA or CREF annuities and/or certain Funds) selected by each trustee. After the trustee leaves the Board, benefits will be paid in a lump sum or in annual installments over 5, 10, 15 or 20 years, as requested by the trustee. The Board may waive the mandatory retirement policy for the trustees, which would delay the commencement of benefit payments until after the trustee eventually retires from the Board. Pursuant to a separate deferred compensation plan, non-officer trustees also have the option to defer payments of their basic retainer, additional retainers and/or meeting fees and allocate those amounts to notional investments in TIAA-CREF products (like TIAA or CREF annuities and/or certain Funds) selected by each trustee. Benefits under that plan are also paid in a lump sum or annual installments over 5, 10, 15 or 20 years, as requested by the trustee. The compensation table above does not reflect any payments under the long-term compensation plan.

BOARD COMMITTEES

          The Board of Trustees has appointed the following standing committees, each with specific responsibilities for aspects of the Trust’s operations and whose charters are available upon request:

TIAA-CREF Life Funds • Statement of Additional Information   B-27

(1)

An Audit and Compliance Committee, consisting solely of independent trustees, which assists the Board in fulfilling its oversight responsibilities relating to financial reporting, internal controls and certain compliance matters. The Audit and Compliance Committee is charged with approving the appointment, compensation, termination and oversight of the work of the Funds’ independent registered public accounting firm. During the fiscal year ended December 31, 2009, the Audit and Compliance Committee held seven meetings. The current members of the Audit and Compliance Committee are Ms. Eckl (chair), Mr. Berkley, Prof. Poterba and Mr. Sloan. Ms. Eckl has been designated the audit committee financial expert.

(2)

An Investment Committee, consisting solely of independent trustees, which assists the Board in fulfilling its oversight responsibilities for the Trust’s investments. During the fiscal year ended December 31, 2009, the Investment Committee held five meetings. The current members of the Investment Committee are Dr. Flood (chair), Mr. Berkley, Dr. Jacob, Ms. Macaskill, Prof. Poterba and Mr. Sloan.

(3)

A Corporate Governance and Social Responsibility Committee, consisting solely of independent trustees, which assists the Board in fulfilling its oversight responsibilities for corporate social responsibility and corporate governance issues, including the voting of proxies of portfolio companies of the Trust and the initiation of appropriate shareholder resolutions. During the fiscal year ended December 31, 2009, the Corporate Governance and Social Responsibility Committee held nine meetings. The current members of the Corporate Governance and Social Responsibility Committee are Prof. Poterba (chair), Mr. Forrester, Prof. Jackson and Dr. Starks.

(4)

An Executive Committee, consisting solely of independent trustees, which generally is vested with full board powers between Board meetings on matters that arise between Board meetings. During the fiscal year ended December 31, 2009, the Executive Committee held one meeting. The current members of the Executive Committee are Mr. Sloan (chair), Prof. Jackson, Dr. Jacob and Ms. Eckl.

(5)

A Nominating and Governance Committee, consisting solely of independent trustees, which assists the Board in addressing internal governance issues of the Trust, including nominating certain Trust officers and the members of the standing committees of the Board, recommending candidates for election as trustees, reviewing the qualification and independence of trustees, conducting evaluations of the trustees and of the Board and its committees, and reviewing proposed changes to the Trust’s governing documents. During the fiscal year ended December 31, 2009, the Nominating and Governance Committee held eight meetings. The current members of the Nominating and Governance Committee are Dr. Jacob (chair), Ms. Eckl, Mr. Sloan and Dr. Starks.

(6)

An Operations Committee, consisting solely of independent trustees, which assists the full Board in fulfilling its oversight responsibilities for operational matters of the Trust, including oversight of contracts with third-party service providers and certain legal, compliance, finance, sales and marketing matters. During the fiscal year ended December 31, 2009, the Operations Committee held seven meetings. The current members of the Operations Committee are Prof. Jackson (chair), Dr. Flood, Mr. Forrester, Dr. Jacob, Ms. Macaskill and Dr. Starks.

          Investors can recommend, and the Nominating and Governance Committee will consider, nominees for election as trustees by providing potential nominee names and background information to the Secretary of the TIAA-CREF Life Funds. The Secretary’s address is: Office of the Corporate Secretary, 730 Third Avenue, New York, New York 10017-3206 or trustees@tiaa-cref.org.

PROXY VOTING POLICIES

          The Trust has adopted policies and procedures to govern the Funds’ voting of proxies of portfolio companies. The Trust seeks to use proxy voting as a tool to promote positive returns for long-term shareholders. The Trust believes that sound corporate governance practices and responsible corporate behavior create the framework from which public companies can be managed in the long-term interests of shareholders.

          As a general matter, the Trust has delegated to Advisors responsibility for voting proxies of the Funds’ portfolio companies in accordance with the Trust’s Board approved guidelines developed and established by the Corporate Governance and Social Responsibility Committee. Guidelines for voting proxy proposals are articulated in the TIAA-CREF Policy Statement on Corporate Governance, attached as an Appendix to this SAI.

          Advisors has a dedicated team of professionals responsible for reviewing and voting proxies. In analyzing a proposal, these professionals utilize various sources of information to enhance their ability to evaluate the proposal. These sources may include third-party proxy advisory firms and consultants, various corporate governance-related publications and TIAA-CREF investment professionals. Based on their analysis of proposals and guided by the TIAA-CREF Policy Statement on Corporate Governance, these professionals then vote in a manner intended solely to advance the best interests of the Funds’ shareholders. Occasionally, when a proposal relates to issues not addressed in the TIAA-CREF Policy Statement on Corporate Governance, Advisors may seek guidance on how to vote from the Corporate Governance and Social Responsibility Committee.

          The Trust and Advisors believe that they have implemented policies, procedures and processes designed to prevent conflicts of interest from influencing proxy voting decisions. These include: (i) oversight by the Corporate Governance and Social Responsibility Committee; (ii) a clear separation of proxy voting functions from external client relationship and sales functions; and (iii) the active monitoring of required annual disclosures of potential conflicts of interest by individuals who have direct roles in executing or influencing the Funds’ proxy voting (e.g., Advisors’ proxy voting professionals, or trustees or senior executives of the Trust, Advisors or Advisors’ affiliates) by Advisors’ legal and compliance professionals.

          There could be rare instances in which an individual who has a direct role in executing or influencing the Funds’ proxy voting (e.g., Advisors’ proxy voting professional, or a trustee or senior executive of the Trust, Advisors or Advisors’ affiliates), is either

B-28   Statement of Additional Information • TIAA-CREF Life Funds

a director or executive of a portfolio company or may have some other association with a portfolio company. In such cases, this individual is required to recuse himself or herself from all decisions related to proxy voting for that portfolio company.

          In order to ensure that proxy voting is aligned with the investment objective of the Social Choice Equity Fund, the Trust has adopted special proxy voting policies for that Fund. Shares of the companies held in the Social Choice Equity Fund will be voted consistent with the social criteria (or screens) considered by the Fund in selecting companies for inclusion in its portfolio. In cases where Advisors is asked to vote on social matters that are not covered under the Fund’s screens, Advisors will cast such votes in accordance with the policies and procedures described in TIAA-CREF’s Policy Statement on Corporate Governance. If the matter is not covered there, Advisors may seek guidance on how to vote from the Corporate Governance and Social Responsibility Committee.

          A record of all proxy votes cast for the Funds for the twelvemonth period ended June 30, 2009, can be obtained, free of charge, at www.tiaa-cref.org, and on the SEC’s website at www.sec.gov.

PRINCIPAL HOLDERS OF SECURITIES

          TIAA, a life insurance company organized under the laws of the State of New York and located at 730 Third Avenue, New York, NY 10017-3206, is the contributor of the initial capital for each of the Funds. As such, TIAA owned the following percentages of the shares of each Fund as of March 31, 2010:

Growth Equity Fund	0%
Growth & Income Fund	17%
International Equity Fund	24%
Large-Cap Value Fund	38%
Small-Cap Equity Fund	44%
Stock Index Fund	0%
Social Choice Equity Fund	34%
Real Estate Securities Fund	47%
Bond Fund	51%
Money Market Fund	0%

          TIAA-CREF Life Separate Account VA-1 is a separate account of TIAA-CREF Life Insurance Company that was organized as a unit investment trust under the laws of the State of New York. Its address is 730 Third Avenue, New York, NY 10017-3206. This separate account owned the following percentages of the shares of each Fund as of March 31, 2010:

Growth Equity Fund	95%
Growth & Income Fund	78%
International Equity Fund	73%
Large-Cap Value Fund	60%
Small-Cap Equity Fund	55%
Stock Index Fund	97%
Social Choice Equity Fund	64%
Real Estate Securities Fund	51%
Bond Fund	47%
Money Market Fund	91%

          TIAA-CREF Life Separate Fund VLI-1 is a separate account of TIAA-CREF Life Insurance Company that was organized as a unit investment trust under the laws of the State of New York. Its address is 730 Third Avenue, New York, NY 10017-3206. This sep-

arate account owned the following percentages of the shares of each Fund as of March 31, 2010:

Growth Equity Fund	5%
Growth & Income Fund	5%
International Equity Fund	3%
Large-Cap Value Fund	2%
Small-Cap Equity Fund	1%
Stock Index Fund	3%
Social Choice Equity Fund	2%
Real Estate Securities Fund	1%
Bond Fund	1%
Money Market Fund	9%

          Any person owning more than 25% of each Fund’s shares may be considered a “controlling person” of that Fund. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders. To the knowledge of the Funds, no other person owns beneficially or of record 5% or more of any of the Funds’ shares.

          Because shares of the Funds cannot be owned directly by individuals, the current trustees and officers of the Funds, as a group, beneficially or of record own less than 1% of the shares of each Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY SERVICES

          As explained in the Prospectus, investment advisory and related services for the Funds are provided by personnel of Advisors, which is registered with the SEC under the Investment Advisers Act of 1940. Advisors manages the investment and reinvestment of the assets of the Funds, subject to the oversight of the Board of Trustees. Advisors performs all research, makes recommendations and places orders for the purchase and sale of securities. Advisors also provides or oversees the provision of portfolio accounting, custodial, and related services for the assets of the Funds.

          TIAA, an insurance company, holds all of the shares of TIAA-CREF Enterprises, Inc. (“Enterprises”), which in turn holds all of the shares of Advisors and of TPIS, the principal underwriter for the Trust. TIAA also holds all the shares of TIAA-CREF Individual & Institutional Services, LLC (“Services”) and TIAA-CREF Investment Management, LLC (“Investment Management”). Services acts as the principal underwriter, and Investment Management provides investment advisory services, to CREF, a companion organization to TIAA. All of the foregoing are affiliates of the Trust and Advisors.

          As noted in the Prospectuses, Advisors manages the Funds according to an Investment Advisory Agreement. Under the Agreement, fees are calculated daily and paid monthly to Advisors. They are calculated as a percentage of the average value of the net assets each day for each Fund, and are accrued daily proportionately at 1/365th (1/366th in a leap year) of the rates set forth in the Prospectus.

          Furthermore, Advisors has contractually agreed to reimburse the Funds for total expenses that exceed certain amounts as stated in the Prospectuses though April 30, 2011 for all of the

TIAA-CREF Life Funds • Statement of Additional Information   B-29

Funds. For the Funds’ fiscal years ended December 31, 2007, 2008, and 2009, the table below reflects the total dollar amount of fees paid to Advisors by each Fund:

	2007	2008	2009

Growth Equity Fund	$82,507	$85,326	$71,010
Growth & Income Fund	$162,126	$159,769	$129,764
International Equity Fund	$409,917	$326,415	$217,208
Large-Cap Value Fund	$178,237	$134,350	$108,396
Small-Cap Equity Fund	$57,800	$44,797	$35,852
Stock Index Fund	$110,220	$91,610	$75,775
Social Choice Equity Fund	$26,688	$22,457	$17,773
Real Estate Securities Fund	$244,321	$161,829	$100,973
Bond Fund	$78,511	$90,036	$102,687
Money Market Fund	$46,091	$64,663	$60,235

OTHER SERVICES

          As noted in the Prospectuses, Advisors also provides certain administrative and oversight services to the Fund pursuant to an Administrative Services Agreement. Under this agreement, the Fund pays to advisors at the end of each calendar month the allocated costs to Advisors of its administrative services as determined under the TIAA-CREF cost allocation methodology then in effect. Prior to May 1, 2010, these services were provided pursuant to the Fund's prior investment management agreement.

PERSONAL TRADING POLICY

          The Trust and TPIS have adopted codes of ethics under Rule 17j-1 of the 1940 Act and Advisors has adopted a code of ethics under Rule 204A-1 of the Investment Advisers Act of 1940. These codes govern the personal trading activities of certain employees, or “access persons,” and members of their households. While these individuals may invest in securities that may also be purchased or held by the Funds, they must also generally preclear and report all transactions involving securities covered under the codes. In addition, access persons must generally send duplicates of all confirmation statements and other brokerage account reports to a special compliance unit for review.

INFORMATION ABOUT THE FUNDS’ PORTFOLIO MANAGEMENT TEAMS

STRUCTURE OF COMPENSATION FOR PORTFOLIO MANAGERS

          Equity portfolio management team members are compensated through a combination of base salary, annual performance awards and long-term compensation awards. Currently, the annual performance awards and long-term compensation awards are determined using three variables: investment performance (80% weighting), peer reviews (10% weighting) and manager-subjective ratings (10% weighting).

          Fixed-income portfolio management team members are compensated through a combination of base salary, annual performance awards, and long-term compensation awards. Currently, the annual performance awards and long-term compensation are determined by performance ratings which are reflective of investment performance and peer reviews.

          Investment performance is calculated, where records are available, over four years, each ending December 31. For each year, the gross excess return (on a before-tax basis) of a portfolio manager’s mandate(s) is calculated versus each mandate’s assigned benchmark. Please see the Funds’ Prospectuses for more information regarding their benchmark indices. This investment performance is averaged using a 40% weight for the most recent year, 30% for the second year, 20% for the third year and 10% for the fourth year. Utilizing the three variables discussed above, total compensation is calculated and then compared to the compensation data obtained from surveys that include comparable investment firms. It should be noted that the total compensation can be increased or decreased based on the performance of the equity or fixed-income group (as applicable) as a unit and the relative success of the TIAA-CREF organization in achieving its financial and operational objectives.

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS

          The following chart includes information relating to the portfolio management team members listed in the Prospectuses, such as other accounts managed by them (registered investment companies and unregistered pooled investment vehicles), total assets in those accounts and the dollar range of equity securities owned in each of the Funds they manage, as of December 31, 2009, unless otherwise noted.

	Number of Other Accounts Managed		Total Assets in Accounts Managed (millions)

Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Registered Investment Companies	Other Pooled Investment Vehicles	Dollar Range of Equity Securities Owned in Fund[1]

Growth Equity Fund
Susan Hirsch	3	0	$13,614	$0	$0

Growth & Income Fund
Susan Kempler	1	0	$1,603	$0	$0
Thomas M Franks, CFA	3	0	$113,603	$0	$0

International Equity Fund
Shigemi (Amy) Hatta	1	0	$2,209	$0	$0
Christopher F. Semenuk	1	0	$2,209	$0	$0

Large-Cap Value Fund
Richard Cutler	2	0	$2,812	$0	$0
Athanasios (Tom) Kolefas, CFA	3	1	$16,303	$7	$0

Small-Cap Equity Fund
Adam Cao, CFA	2	0	$1,318	$0	$0
Michael S. Shing, CFA	2	0	$1,318	$0	$0

B-30   Statement of Additional Information ▪ TIAA-CREF Life Funds

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS (continued)

	Number of Other Accounts Managed		Total Assets in Accounts Managed (millions)

Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Registered Investment Companies	Other Pooled Investment Vehicles	Dollar Range of Equity Securities Owned in Fund[1]

Stock Index Fund
Philip James (Jim) Campagna, CFA	11	0	$25,645	$0	$0
Anne Sapp, CFA	11	0	$25,645	$0	$0

Social Choice Equity Fund
Philip James (Jim) Campagna, CFA	11	0	$25,645	$0	$0
Anne Sapp, CFA	11	0	$25,645	$0	$0

Real Estate Securities Fund
David Copp	1	0	$549	$0	$0
Brendan W. Lee	1	0	$549	$0	$0

Bond Fund
Elizabeth (Lisa) D. Black, CFA	6	0	$22,697	$0	$0
John M. Cerra	6	0	$22,413	$0	$0
Steven Sterman	6	0	$112,533	$0	$0

Money Market Fund
Michael Ferraro	2	0	$14,687	$0	$0

[1]

Because shares of the Funds are sold only in offerings to insurance company separate accounts, portfolio managers cannot directly own shares in the Funds. In order to own shares in the Funds, a portfolio management team member would need to own a variable life insurance policy or variable annuity contract.[1] Because shares of the Funds are sold only in offerings to insurance company separate accounts, portfolio managers cannot directly own shares in the Funds. In order to own shares in the Funds, a portfolio management team member would need to own a variable life insurance policy or variable annuity contract.

POTENTIAL CONFLICTS OF INTEREST OF ADVISORS AND PORTFOLIO MANAGERS

          Portfolio managers of the Funds may also manage other registered investment companies or unregistered investment pools and investment accounts, including accounts for TIAA or other proprietary accounts, which may raise potential conflicts of interest. Advisors has put in place policies and procedures designed to mitigate any such conflicts. Such conflicts and mitigating policies and procedures include the following:

          Conflicting Positions. Investment decisions made for the Funds may differ from, and may conflict with, investment decisions made by Advisors or its affiliated investment adviser, Investment Management, for other client or proprietary accounts due to differences in investment objectives, investment strategies, account benchmarks, client risk profiles and other factors. As a result of such differences, if an account were to sell a significant position in a security while a Fund maintained its position in that security, the market price of such securities could decrease and adversely impact the Fund’s performance. In the case of a short sale, the selling account would benefit from any decrease in price.

          Allocation of Investment Opportunities. Even where accounts have similar investment mandates as a Fund, Advisors may determine that investment opportunities, strategies or particular purchases or sales are appropriate for one or more other client or proprietary accounts, but not for the Fund, or are appropriate for the Fund but in different amounts, terms or timing than is appropriate for other client or proprietary accounts. As a result, the amount, terms or timing of an investment by a Fund may differ from, and performance may be lower than, investments and performance of other client or proprietary accounts.

          Aggregation and Allocation of Orders. Advisors may aggregate orders of the Funds and its other accounts (including proprietary accounts), and orders of client accounts managed by Investment Management, in each case consistent with Advisors’

policy to seek best execution for all orders. Although aggregating orders is a common means of reducing transaction costs for participating accounts, Advisors may be perceived as causing one client account, such as a Fund, to participate in an aggregated transaction in order to increase Advisors’ overall allocation of securities in that transaction or future transactions. Allocations of aggregated trades may also be perceived as creating an incentive for Advisors to disproportionately allocate securities expected to increase in value to certain client or proprietary accounts, at the expense of a Fund. In addition, a Fund may bear the risk of potentially higher transaction costs if aggregated trades are only partially filled or if orders are not aggregated at all.

          Advisors has adopted procedures designed to mitigate the foregoing conflicts of interest by treating each account, including the Funds, fairly and equitably over time in the allocation of investment opportunities and the aggregation and allocation of orders. The procedures also are designed to mitigate conflicts in potentially inconsistent trading and provide guidelines for trading priority. Moreover, Advisors’ trading activities are subject to supervisory review and compliance monitoring to help address and mitigate conflicts of interest and ensure that accounts are being treated fairly and equitably over time.

          For example, in allocating investment opportunities, a portfolio manager considers an account’s or Fund’s investment objectives, investment restrictions, cash position, need for liquidity, sector concentration and other objective criteria. In addition, orders for the same single security are generally aggregated with other orders for the same single security received at the same time. If aggregated orders are fully executed, each participating account is allocated its pro rata share on an average price and trading cost basis. In the event the order is only partially filled, each participating account receives a pro rata share. Portfolio managers are also subject to restrictions on potentially inconsistent trading of single securities, although a portfolio manager may sell a single security short if the security is included in an account’s benchmark and the portfolio manager is underweight

TIAA-CREF Life Funds ▪ Statement of Additional Information   B-31

in that security relative to the account’s benchmark. Moreover, the procedures set forth guidelines for trading priority with long sales of single securities generally having priority over short sales of the same or closely related securities.

          Advisors’ procedures also address basket trades (trades in a wide variety of securities — on average approximately 100 different issuers) used in quantitative strategies. However, basket trades are generally not aggregated or subject to the same types of restrictions on potentially inconsistent trading as single security trades because basket trades are tailored to a particular index or model portfolio based on the risk profile of a particular account pursuing a particular quantitative strategy. In addition, basket trades are not subject to the same trading priority guidelines as single security trades because an automated and systematic process is used to implement trades.

          Research. Advisors allocates brokerage commissions to brokers who provide execution and research services for the Funds and some or all of Advisors’ other clients. Such research services may not always be utilized in connection with the Funds or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. Advisors is authorized to pay, on behalf of the Funds, higher brokerage fees than another broker might have charged in recognition of the value of brokerage or research services provided by the broker. Advisors has adopted procedures with respect to these so-called “soft dollar” arrangements, including the use of brokerage commissions to pay for in-house and non-proprietary research, the process for allocating brokerage, and Advisors’ practices regarding the use of third-party soft dollars.

          IPO Allocation. Advisors has adopted procedures designed to ensure that it allocates initial public offerings to the Funds and Advisors’ other clients in a fair and equitable manner, consistent with its fiduciary obligations to its clients.

          Compensation. The compensation paid to Advisors for managing the Funds, as well as certain other clients, is based on a percentage of assets under management, whereas the compensation paid to Advisors for managing certain other clients is based on cost. However, no client currently pays Advisors a performance-based fee. Nevertheless, Advisors may be perceived as having an incentive to allocate securities that are expected to increase in value to accounts in which Advisors has a proprietary interest or to certain other accounts in which Advisors receives a larger asset-based fee.

ADVISORS AND TIAA

          Advisors is a wholly-owned indirect subsidiary of TIAA. The main offices of both TIAA and Advisors are at 730 Third Avenue, New York, New York 10017-3206. TIAA is a stock life insurance company, organized under the laws of the State of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of CREF, the first company in the United States to issue a variable annuity. Together, TIAA and CREF form the principal retirement system for the nation’s education and research communities and one of the largest retirement systems in the world, based on assets under management. As of December 31, 2009, TIAA’s net assets were approximately $196 billion; the combined net assets for CREF and TIAA totaled approximately $335 billion.

CUSTODIAN AND FUND ACCOUNTING AGENT

          State Street Bank and Trust Company (“State Street”), 1776 Heritage Drive Quincy, MA 02171, acts as custodian for the Trust and Funds. As custodian, State Street is responsible for the safekeeping of the Fund’s portfolio securities. State Street also acts as fund accounting agent for the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, serves as the independent registered public accounting firm of the Trust and audited the Funds’ financial statements for the fiscal year ended December 31, 2009.

HISTORY AND DESCRIPTION OF THE FUNDS

          The Trust was organized as a Delaware statutory trust on August 13, 1998, and is registered with the SEC as an “open-end” management investment company. As a Delaware statutory trust, the Trust’s operations are governed by its Declaration of Trust dated August 13, 1998, as amended (the “Declaration”). A copy of the Trust’s Certificate of Trust, dated August 13, 1998, is on file with the Office of the Secretary of State of the State of Delaware.

INDEMNIFICATION OF SHAREHOLDERS

          Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (“DSTA”) provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration of Trust expressly provides that the Trust has been organized under the DSTA and that the Declaration of Trust is to be governed by and interpreted in accordance with Delaware law. It is nevertheless possible that a Delaware statutory trust, such as the Trust, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case shareholders of the Trust could possibly be subject to personal liability.

          To guard against this risk, the Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its trustees, (ii) provides for the indemnification out of property of the Trust of any shareholders held personally liable for any obligations of the Trust or any series thereof, and (iii) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a Trust shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations. In the light of DSTA, the nature of Trust’s business and the nature of its assets,

B-32   Statement of Additional Information ▪ TIAA-CREF Life Funds

the risk of personal liability to a shareholder of a series of the Trust is remote.

INDEMNIFICATION OF TRUSTEES

          The Declaration of Trust further provides that Trust shall indemnify each of its trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding threatened against or otherwise involving such trustee or officer, directly or indirectly, by reason of being or having been a trustee or officer of the Trust. The Declaration of Trust does not authorize the Trust to indemnify any trustee or officer against any liability to which he or she would otherwise be subject by reason of or for a willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

LIMITATION OF FUND LIABILITY

          All persons dealing with a Fund must look solely to the property of that particular Fund for the enforcement of any claims against that Fund, as neither the trustees, officers, agents nor shareholders assume any personal liability for obligations entered into on behalf of a Fund or the Trust. No Fund is liable for the obligations of any other Fund.

SHAREHOLDER MEETINGS AND VOTING RIGHTS

          Under the Declaration of Trust, the Trust is not required to hold annual meetings to elect trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust, although the Trust may do so periodically. The Trust will be required to hold a meeting to elect trustees to fill any existing vacancies on the Board if, at any time, fewer than 75% of the trustees holding office were elected by the shareholders of the Trust. The Trust may also hold special meetings to change fundamental policies, approve a management agreement, or for other purposes. The Funds will mail proxy materials to shareholders for these meetings, and the Trust encourages shareholders who cannot attend to vote by proxy.

          With regard to matters for which the 1940 Act requires a shareholder vote, the separate account which issues the variable contracts funded by the Funds, as the legal owner of the shares of the Funds, typically votes fund shares in accordance with instructions received from contractowners (or annuitants or beneficiaries thereunder) having a voting interest in the separate account. Shares held by the separate account for which no instructions are received are generally voted by the separate account for or against any proposition, or in abstention, in the same proportion as the shares for which instructions have been received. You should refer to the separate account prospectus, which accompanies this Prospectus, describing your contract and the separate account, for more information on your voting rights.

SHARES

          The Trust is authorized to issue an unlimited number of shares of beneficial interest in the Funds. Shares are divided into and may be issued in a designated series representing beneficial interests in one of the Fund’s investment portfolios.

          Each share of a series issued and outstanding is entitled to participate equally in dividends and distributions declared by such series and, upon liquidation or dissolution, in net assets allocated to such series remaining after satisfaction of outstanding liabilities. The shares of each series, when issued, will be fully paid and non-assessable and have no preemptive or conversion rights.

          Each share (including fractional shares) is entitled to one vote for each dollar of net asset value represented by the share on all matters to which the holder of that share is entitled to vote. The shares do not have cumulative voting rights.

ADDITIONAL FUNDS

          Pursuant to the Declaration of Trust, the trustees may establish additional funds (technically, “series” of shares) in the Trust without shareholder approval. The establishment of additional funds does not affect the interests of current shareholders in the existing Funds.

PRICING OF SHARES

          The assets of the Funds are valued as of the close of each valuation day in the following manner:

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE READILY AVAILABLE

          Investments for which market quotations are readily available are valued at the market value of such investments, determined as follows:

EQUITY SECURITIES

          Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business (usually 4:00 p.m. Eastern Time) on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. For securities traded on NASDAQ, the closing price quoted by NASDAQ for that security (either the NASDAQ Official Closing Price or the Closing Cross price) is used. Equity securities that are traded on neither a national securities exchange nor on NASDAQ are valued at the last sale price at the close of business on the New York Stock Exchange, if a last sale price is available, or otherwise at the mean of the closing bid and asked prices. Such an equity security may also be valued at fair value as determined in good faith using procedures approved by the Board of Trustees if events materially affecting its value occur between the time its price is determined and the time a Fund’s NAV is calculated.

FOREIGN INVESTMENTS

          Investments traded on a foreign exchange or in foreign markets are valued at the last sale price or official closing price reported on the local exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Since the trading of investments on a foreign exchange or in foreign markets is normally completed before the end of a valuation day, such valuation does not take place contemporaneously with the determination of the valuation of certain other investments held by the Fund of the Fund’s net asset value. If events materially affecting the value of foreign investments occur between the time their share price is determined and the time when a Fund’s net asset value is calculated, such investments will be valued at fair value as determined in good faith using proce-

TIAA-CREF Life Funds ▪ Statement of Additional Information   B-33

dures approved by the Board of Trustees. The fair value of foreign securities may be determined with the assistance of a pricing service, which attempts to calculate a fair value for securities based on numerous factors including correlations of a securities price with securities indices and other appropriate indicators, such as ADRs and futures contracts.

DEBT SECURITIES

          Debt securities (excluding money market instruments) with remaining maturities of more than 60 days for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). These values will be derived utilizing independent pricing services, except when it is believed that the prices do not accurately reflect the security’s fair value.

          Values for money market instruments (other than those in the Money Market Fund) with maturities of more than 60 days are valued in the same manner as debt securities stated in the preceding paragraph, or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

          Debt securities with remaining maturities of 60 days or less generally are valued using their amortized cost.

          All debt securities may also be valued at fair value as determined in good faith using procedures approved by the Board of Trustees.

SPECIAL VALUATION PROCEDURES FOR THE MONEY MARKET FUND

          For the Money Market Fund, all of its assets are valued on the basis of amortized cost in an effort to maintain a constant net asset value per share of $1.00. The Board has determined that such valuation is in the best interests of the Fund and its shareholders. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund that uses available market quotations to value all of its securities.

          The Board of Trustees has established procedures reasonably designed, taking into account current market conditions and the Money Market Fund’s investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates by more than ½ of one percent from $1.00 per share. In the event such deviation should exceed ½ of one percent, the Board of Trustees will promptly consider initiating corrective action. If the Board of Trustees believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: (1) selling securities prior to maturity; (2) shortening the average maturity of the Fund; (3) withholding or reducing dividends; or (4) utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, the Money Market Fund’s net asset value might still decline.

OPTIONS AND FUTURES

          Portfolio investments underlying options are valued as described above. Stock options written by a Fund are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of a Fund’s net assets will be increased or decreased by the difference between the premiums received on writing options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.

          For example, when a Fund writes a call option, the amount of the premium is included in the Fund’s assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if a Fund enters into a closing purchase transaction it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, a Fund realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale increased by the premium originally received.

          A premium paid on the purchase of a put will be deducted from a Fund’s assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.

          Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE NOT READILY AVAILABLE

          Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value as determined in good faith using procedures approved by the Board of Trustees. For more information about the Funds’ fair value pricing procedures, see “Calculating Share Price” in the Prospectus.

BROKERAGE ALLOCATION

          Advisors is responsible for decisions to buy and sell securities for the Funds as well as for selecting brokers and, where applica-

B-34   Statement of Additional Information ▪ TIAA-CREF Life Funds

ble, negotiating the amount of the commission rate paid. It is the intention of Advisors to place brokerage orders with the objective of obtaining the best execution, which includes such factors as best price, research and available data. Advisors may consider other factors, including, among others, the broker’s reputation, specialized expertise, special capabilities or efficiency. When purchasing or selling securities traded on the over-the-counter market, Advisors generally will execute the transactions with a broker engaged in making a market for such securities. When Advisors deems the purchase or sale of a security to be in the best interests of more than one Fund, it may, consistent with its fiduciary obligations, decide either to buy or to sell a particular security for the Fund at the same time as for other funds that it may be managing, or that may be managed by its affiliate, Investment Management, another investment adviser subsidiary of TIAA. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.

          Domestic brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, consideration is given by Advisors to the quality of execution provided and to the use and value of the data. The valuation of such data may be judged with reference to a particular order or, alternatively, may be judged in terms of its value to the overall management of the portfolio or the portfolios of other clients.

          Advisors may place orders with brokers providing useful research and statistical data services even if lower commissions may be available from brokers not providing such services. When doing so, Advisors will determine in good faith that the commissions negotiated are reasonable in relation to the value of the brokerage and research provided by the broker viewed in terms of either that particular transaction or of the overall responsibilities of Advisors to the Funds or other clients. In reaching this determination, Advisors will not necessarily place a specific dollar value on the brokerage or research services provided nor determine what portion of the broker’s compensation should be related to those services. Advisors may also place orders with broker-dealers who, through the use of commission sharing arrangements, obtain research from other broker-dealers and research providers for the benefit of Advisors and the Funds.

          Research or services obtained for one Fund may be used by Advisors in managing other Funds and other investment company clients and advisory clients of Advisors. Research or services obtained for the Trust also may be used by personnel of Advisors in managing other investment company accounts, or by Investment Management for the CREF accounts. Under each such circumstance, the expenses incurred will be allocated in an equitable manner consistent with the fiduciary obligations of personnel of Advisors to the Trust.

          The following table shows the aggregate amount of brokerage commissions paid by the Funds to firms that provided research services in fiscal year 2009. Note that the provision of research services was not necessarily a factor in the placement of all this business with these firms.

Fund	Aggregate $ Amount of Commissions to Firms that Provided Research Services

Growth Equity Fund	$27,125.00
Growth & Income Fund	$45,339.00
International Equity Fund	$20,922.00
Large-Cap Value Fund	$34,344.00
Small-Cap Equity Fund	$26,510.00
Stock Index Fund	$2,595.00
Social Choice Equity Fund	$301.00
Real Estate Securities Fund	$0.00

          The aggregate amount of brokerage commissions paid by the Funds for the fiscal years ended December 31, 2007, 2008 and 2009 was as follows:

Fund	2007	2008	2009

Growth Equity Fund	$54,476.00	$139,068.00	$118,999.00
Growth & Income Fund	$86,904.00	$157,078.00	$181,061.00
International Equity Fund	$493,814.00	$511,463.00	$265,771.00
Large-Cap Value Fund	$183,496.00	$240,849.00	$162,273.00
Small-Cap Equity Fund	$24,985.00	$24,782.00	$26,687.00
Stock Index Fund	$6,469.00	$3,273.00	$4,213.00
Social Choice Equity Fund	$1,077.00	$555.00	$360.00
Real Estate Securities Fund	$187,379.00	$134,415.00	$47,543.00

          The increase in commissions paid in 2009 for the Growth & Income Fund, Small-Cap Equity Fund and Stock Index Fund, from $157,078.00 to $181,061.00 for the Growth & Income Fund, from $24,782.00 to $26,687.00 for the Small-Cap Equity Fund, and from $3,273.00 to $4,213.00 for the Stock Index Fund are primarily the result of increased turnover in portfolio holdings during 2009. The decrease in commissions paid in 2009 for the Growth Equity Fund, International Equity Fund, Large-Cap Value Fund, Social Choice Equity Fund, and the Real Estate Securities Fund, from $139,068.00 to $118,999.00 for the Growth Equity Fund, from $511,463.00 to $265,771.00 for the International Equity Fund, from $240,849.00 to $162,273.00 for the Large-Cap Value Fund, from $555.00 to $360.00 for the Social Choice Equity Fund, and from $134,415.00 to $47,543.00 for the Real Estate Securities Fund, are primarily the result of decreased turnover in portfolio holdings during 2009. Such commission rates vary based on the difficulty of trades executed.

          During the fiscal year ended December 31, 2009, certain of the Funds acquired securities of certain of the regular brokers or dealers (as such term is defined under Rule 10b-1 of the Investment Company Act of 1940) or their parents. These entities and the value of a Fund’s aggregate holdings in the securities of those entities, as of December 31, 2009, are set forth below:

REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID

			Holdings
Fund	Broker	Parent	(US$)

Growth Equity Fund	Goldman Sachs	Goldman Sachs	913,086.72
	Group Inc	Group Inc
	Schwab (Charles) Corp	Schwab (Charles) Corp	355,283.96
	Wells Fargo & Co	Wells Fargo & Co	260,750.39

Growth & Income Fund	JPMorgan Chase & Co	JPMorgan Chase & Co	1,378,651.95
	Bank of America Corp	Bank of America Corp	1,254,437.76
	Wells Fargo & Co	Wells Fargo & Co	998,656.99
	Goldman Sachs	Goldman Sachs	960,361.92
	Group Inc	Group Inc

TIAA-CREF Life Funds ▪ Statement of Additional Information   B-35

REGULAR BROKER OR DEALER BASED ON BROKERAGE
COMMISSIONS PAID (continued)

			Holdings
Fund	Broker	Parent	(US$)

Growth & Income Fund (cont)	Citigroup Inc	Citigroup Inc	691,842.96
	State Street Corp	State Street Corp	348,450.62

International Equity Fund	HSBC Holdings PLC	HSBC Holdings PLC	1,296,411
	Sumitomo Mitsui	Sumitomo Mitsui	453,387
	Financial Gr	Financial Gr
	Nomura Holdings Inc	Nomura Holdings Inc	126,423
	Societe Generale	Societe Generale	75,733

Large-Cap Value Fund	Wells Fargo & Co	Wells Fargo & Co	1,249,448.07
	Bank of America Corp	Bank of America Corp	1,212,194.46
	Citigroup Inc	Citigroup Inc	1,175,897.36
	JPMorgan Chase & Co	JPMorgan Chase & Co	1,145,841.66
	Goldman Sachs	Goldman Sachs	627,747.12
	Group Inc	Group Inc
	State Street Corp	State Street Corp	600,721.38
	BB&T Corp	BB&T Corp	122,460.99
	Schwab (Charles) Corp	Schwab (Charles) Corp	103,585.28

Small-Cap Equity Fund	Knight Capital Group Inc-A	Knight Capital Group Inc-A	169,292.20
	Susquehanna	Susquehanna	61,898.01
	Bancshares Inc	Bancshares Inc
	Broadpoint Gleacher	Broadpoint Gleacher	59,318.00
	Securities Group Inc	Securities Group Inc
	Stifel Financial Corp	Stifel Financial Corp	40,875.60
	Oppenheimer Holdings-CL A	Oppenheimer Holdings-CL A	17,938.80

Stock Index Fund	JPMorgan Chase & Co	JPMorgan Chase & Co	1,936,113.21
	Bank of America Corp	Bank of America Corp	1,610,410.98
	Wells Fargo & Co	Wells Fargo & Co	1,587,767.72
	Goldman Sachs	Goldman Sachs	1,048,158.72
	Group Inc	Group Inc
	Citigroup Inc	Citigroup Inc	618,003.48
	Morgan Stanley	Morgan Stanley	496,599.20
	State Street Corp	State Street Corp	265,942.32
	Schwab (Charles) Corp	Schwab (Charles) Corp	222,000.72
	BB&T Corp	BB&T Corp	216,685.17
	Fifth Third Bancorp	Fifth Third Bancorp	98,670.00
	TD Ameritrade Holding Corp	TD Ameritrade Holding Corp	63,895.86
	Lazard Ltd-CL A	Lazard Ltd-CL A	35,501.95
	Jefferies Group Inc (New)	Jefferies Group Inc (New)	33,957.63
	Raymond James	Raymond James	27,335.50
	Financial Inc	Financial Inc
	Stifel Financial Corp	Stifel Financial Corp	19,549.20
	Knight Capital Group Inc-A	Knight Capital Group Inc-A	19,003.60
	Popular Inc	Popular Inc	18,156.84
	Piper Jaffray Cos	Piper Jaffray Cos	11,943.96
	KBW Inc	KBW Inc	11,545.92
	Investment Technology	Investment Technology	10,322.80
	Group	Group
	MF Global Holdings Ltd	MF Global Holdings Ltd	9,410.30
	Susquehanna	Susquehanna	5,766.31
	Bancshares Inc	Bancshares Inc
	Oppenheimer Holdings-CL A	Oppenheimer Holdings-CL A	3,853.52
	Broadpoint Gleacher	Broadpoint Gleacher	1,899.96
	Securities Group Inc	Securities Group Inc
	FBR Capital Markets Corp	FBR Capital Markets Corp	1,854.00
	Labranche & Co Inc	Labranche & Co Inc	1,704.00
	Thomas Weisel	Thomas Weisel	756.00
	Partners Group	Partners Group

REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID (continued)

			Holdings
Fund	Broker	Parent	(US$)

Social Choice Equity Fund	Wells Fargo & Co	Wells Fargo & Co	444,822.19
	Schwab (Charles) Corp	Schwab (Charles) Corp	122,085.34
	State Street Corp	State Street Corp	103,886.44
	BB&T Corp	BB&T Corp	88,135.38
	Fifth Third Bancorp	Fifth Third Bancorp	45,201.00
	Popular Inc	Popular Inc	1,220.40

          The Real Estate Securities, Bond and Money Market Funds did not acquire any securities of their regular broker-dealers based on commissions paid in 2009.

REGULAR BROKER OR DEALER BASED ON ENTITIES
ACTING AS PRINCIPAL

Fund	Broker	Parent	Holdings (US$)

Large-Cap Value Fund	Bank of America Corp	Bank of America Corp	1,212,194.46
	Goldman Sachs	Goldman Sachs	627,747.12
	Group Inc	Group Inc
	Citigroup Inc	Citigroup Inc	1,175,897.36

Growth & Income Fund	Bank of America Corp	Bank of America Corp	1,254,437.76
	Citigroup Inc	Citigroup Inc	691,842.96
	Goldman Sachs & Co	Goldman Sachs & Co	960,361.92

          The Growth Equity, International Equity, Small-Cap Equity, Stock Index, Social Choice Equity, Real Estate Securities, Bond and Money Market Funds did not acquire any securities of their regular broker-dealers based on entities acting as principal in 2009.

DIRECTED BROKERAGE

          In accordance with the 1940 Act, as amended, the Funds have adopted a policy prohibiting the Funds from compensating brokers or dealers for the sale or promotion of Fund shares by the direction of portfolio securities transactions for the Funds to such brokers or dealers. In addition, Advisors has instituted policies and procedures so that Advisors personnel do not violate this policy of the Funds.

TAX STATUS

          Although the TIAA-CREF Life Funds are organized as a Delaware statutory trust, the Funds will not be subject to any corporate excise or franchise tax in the State of Delaware, nor will they be liable for Delaware income taxes provided that each Fund qualifies as a “regulated investment company” (“RIC”) for federal income tax purposes and satisfies certain income source requirements of Delaware law. If the Funds so qualify and distribute all of their income and capital gains, they will also be exempt from the New York State franchise tax and the New York City general corporation tax, except for small minimum taxes.

          Each Fund has qualified and intends to continue to qualify as a RIC under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended. In general, to qualify as a RIC: (a) at least 90% of the gross income of the Fund for the taxable year must be derived from: (1) dividends, interest, payments with

B-36   Statement of Additional Information ▪ TIAA-CREF Life Funds

respect to loans of securities, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities; and (2) net income derived from an investment in a “qualified publicly traded partnership;” (b) the Fund must distribute to its shareholders annually 90% of its ordinary income and net short-term capital gains and 90% of its tax exempt interest income (undistributed net income may be subject to tax at the Fund level); and (c) the Fund must diversify its assets so that, at the close of each quarter of its taxable year, (i) at least 50% of the fair market value of its total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to no more than 5% of the fair market value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer and (ii) no more than 25% of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), the securities of two or more issuers (other than the securities of other regulated investment companies) controlled by the Fund and engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

          If a Fund fails to qualify as a RIC, the Fund will be subject to federal and possibly state and local corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders) and distributions to its shareholders will constitute ordinary income to the extent of the Fund’s available earnings and profits. Owners of a variable annuity or other variable insurance contracts invested in the Fund might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. This could also happen if the Fund fails to comply with the diversification requirements required of insurance company separate accounts under the Code.

          Each Fund must declare and distribute dividends in an amount equal to at least the sum of (i) 98% of its ordinary income (as of the twelve months ended December 31), (ii) 98% of its capital gain net income (as of the twelve months ended October 31), and (iii) any income not distributed or taxed in prior years in order to avoid a federal excise tax. Each Fund intends to make the required distributions, but they cannot guarantee that they will do so. Any dividend declared by a Fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

          Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distri-

butions to shareholders. However, the Internal Revenue Service (“IRS”) has not expressly sanctioned the particular equalization method used by a Fund, and thus the Fund’s use of this method may be subject to IRS scrutiny.

          This discussion of the tax treatment of the Funds and their distributions is based on the federal, Delaware and New York tax laws in effect as of the date of this SAI. Contract owners should consult their tax advisers to determine the tax treatment of their investment.

UNDERWRITER

          The shares of the Funds are offered continuously by TPIS, which is registered with the SEC as a broker-dealer and is a member of FINRA. TPIS is the principal underwriter for shares of the Funds, although it is not obligated to sell any specific amount of shares of the Funds. No commissions are paid in connection with the distribution of the shares of the Funds. The principal business address of TPIS is 730 Third Avenue, New York, New York 10017-3206.

LEGAL MATTERS

          All matters of applicable state law pertaining to the Funds have been passed upon by Jonathan Feigelson, Senior Vice President and General Counsel of the Trust and TIAA and CREF. Dechert LLP serves as legal counsel to the Funds and has provided advice to the Funds related to certain matters under the federal securities laws.

EXPERTS

          The financial statements for the fiscal year ended December 31, 2009 incorporated by reference in this Statement of Additional Information have been audited by PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm, as stated in their report appearing therein and have been so included in reliance upon the report of such firm given upon its authority as experts in accounting and auditing.

OTHER INFORMATION

          This Statement of Additional Information and the Prospectus for the Funds do not contain all the information set forth in the registration statement and exhibits relating thereto (including the Declaration of Trust), which have been filed with the SEC, to which reference is hereby made.

FINANCIAL STATEMENTS

          The audited financial statements of the Funds are incorporated herein by reference to the Trust’s report on Form N-CSR for the fiscal year ended December 31, 2009, which contains the Funds’ Annual Report. These financial statements have been filed with the SEC and the reports have been provided to separate account contractowners. The Funds will furnish you, without charge, another copy of the Annual Report on request.

TIAA-CREF Life Funds ▪ Statement of Additional Information   B-37

APPENDIX A

TIAA-CREF POLICY STATEMENT ON CORPORATE GOVERNANCE

TABLE OF CONTENTS

B-38	I. Introduction: Historical Perspective

B-39	II. Shareholder Rights

B-39	III. Director Elections — Majority Voting

B-40	IV. The Board of Directors

B-40	V. Board Structure and Processes
B-40	A. Board Membership
B-41	B. Board Responsibilities
B-41	C. Board Operation and Organization

B-43	VI. Executive Compensation
B-44	A. Equity-Based Compensation
B-44	B. Perquisites
B-44	C. Supplemental Executive Retirement Plans
B-44	D. Executive Contracts

B-45	VII. TIAA-CREF Corporate Governance Program
B-45	A. Engagement Policy and Practices
B-45	B. Proxy Voting
B-45	C. Influencing Public Policy and Regulation
B-45	D. Divestment

B-45	VIII. International Governance

B-46	IX. Environmental and Social Issues

B-47	X. Securities Lending Policy

B-47	APPENDIX A: Proxy Voting Guidelines
B-47	Guidelines for Board-Related Issues
B-48	Guidelines for Other Governance Issues
B-48	Guidelines for Compensation Issues
B-49	Guidelines for Environmental and Social Issues

I. Introduction; Historical Perspective

          The mission of Teachers Insurance and Annuity Association-College Retirement Equities Fund (TIAA-CREF) is to “forward the cause of education and promote the welfare of the teaching profession and other charitable purposes” by helping secure the financial future of our participants who have entrusted us with their retirement savings.

          TIAA and CREF’s boards of trustees and management have developed investment strategies that are designed to accomplish this mission through a variety of asset classes and risk/reward parameters, including investments in the equity securities of domestic, international and emerging-market companies.

          TIAA-CREF is a long-term investor. Whether our investment is in equity, debt, derivatives or other types of securities, we recognize our responsibility to monitor the activities of portfolio companies. We believe that sound governance practices and responsible corporate behavior contribute significantly to the long-term performance of public companies. Accordingly, our mission and fiduciary duty require us to monitor and engage with portfolio companies and to promote better corporate governance and social responsibility.

          TIAA-CREF was one of the first institutional investors to engage with companies on issues of corporate governance. During the 1970s and 1980s, the governance movement focused primarily on the protection of shareholder interests in the context of takeovers and contests for control. TIAA-CREF took a leadership role in opposing abusive antitakeover provisions and management entrenchment devices such as dead-hand poison pills. During the 1990s and following the collapse of the bubble market, governance has focused on director independence, board diversity, board committee structure, shareholder rights, accounting for options and executive compensation disclosure. Most recently, TIAA-CREF has led the movement to establish majority voting in director elections, as set forth in this Policy Statement. Corporate governance standards and best practices are now recognized as an essential means to protect shareholder rights, ensure management and board accountability and promote maximum performance.

          TIAA-CREF is also concerned about issues of corporate social responsibility, which we have been addressing for more than three decades. In the 1970s we were one of the first institutional investors to engage in dialogue with portfolio companies on issues of automotive safety in the United States and apartheid policies in South Africa. Since then we have maintained a strong commitment to responsible investing and good corporate citizenship. Recognizing that many of our participants have strong views on social issues, in 1990 we introduced the CREF Social Choice Account to provide an investment vehicle that gives special consideration to social concerns. The Account invests only in companies that meet specified environmental, social and governance criteria.

          In keeping with our mission and fiduciary duty, TIAA-CREF continues to establish policies and engage with companies on governance, environmental, social and performance issues. We believe that, consistent with their business judgment, companies and boards should: (i) pay careful attention to their governance, environmental and social practices; (ii) analyze the strategic impact of these issues on their business; and (iii) fully disclose their policies and decisions to shareholders. We expect boards and managers to engage constructively with us and other shareholders concerned about these issues.

          TIAA-CREF recognizes that corporate governance standards must balance two goals — protecting the interests of shareholders while respecting the duty of boards and managers to direct and manage the affairs of the corporation. The corporate governance policies set forth in this Policy Statement seek to ensure board and management accountability, sustain a culture of integrity, contribute to the strength and continuity of corporate leadership and promote the long-term growth and profitability of the business enterprise. At the same time, these policies are designed to safeguard our rights as shareholders and provide an active and vigilant line of defense against fraud, breaches of integrity and abuses of authority.

          This is the fifth edition of this Policy Statement, which is reviewed and revised periodically by the TIAA and CREF boards of trustees. The TIAA and CREF boards have delegated oversight of TIAA-CREF’s corporate governance program, including development and establishment of policies, to the joint Committee on Corporate Governance and Social Responsibility, which is composed of independent trustees. This edition reflects

B-38   Statement of Additional Information ▪ TIAA-CREF Life Funds

current developments in corporate governance, social and environmental policy, technology, market structure, globalization, cross-border and emerging-market investing and proxy voting. For example, this edition includes new voting guidelines and highlights certain recent watershed events in corporate governance such as (i) adoption of the majority voting standard for director elections; (ii) enhanced disclosure regarding executive compensation as required by new SEC rules; and (iii) evolving research on the economic impact of companies’ environmental and social practices.

          Although many of the specific policies in this Statement relate primarily to companies incorporated in the United States, the underlying principles apply to all public companies in which TIAA-CREF invests throughout the world. TIAA-CREF’s portfolio has become increasingly diversified internationally during the past decade. We have made substantial efforts to promote good corporate governance principles and practices at both the domestic and international level.

          TIAA-CREF believes that a company whose board and executive management adopt sound corporate governance principles will set the right “tone at the top” and thereby reinforce an ethical business culture governing all its dealings with customers, employees, regulators and the communities it serves. We view this Policy Statement as the basis for collaborative efforts by investors and companies to promote good corporate governance and to ensure that companies establish the right “tone at the top.”

          This Policy Statement is intended to inform our clients and participants, portfolio companies, regulators, advocacy groups and other institutional investors about our governance policies. It serves as a basis for dialogue with boards of directors and senior managers. The Policy Statement is posted on our website (www.tiaa-cref.org).

II. Shareholder Rights

          As owners of equity securities, shareholders rely primarily on a corporation’s board of directors to protect their interests. Unlike other groups that do business with the corporation (e.g., customers, suppliers and lenders), holders of common stock have no clear contractual protection of their interests. Instead, they place their trust in the directors, whom they elect, and use their right to vote at shareholder meetings to ensure the accountability of the board. We believe that the basic rights and principles set forth below should be guaranteed and should govern the conduct of every publicly traded company.

1.

Each Director Should Represent All Shareholders. Shareholders should have the right to expect that each director is acting in the interest of all shareholders and not that of a particular constituent, special interest group or dominant shareholder.

2.

One Share, One Vote. Shareholders should have the right to vote in proportion to their economic stake in the company. Each share of common stock should have one vote. The board should not create multiple classes of common stock with disparate or “super” voting rights, nor should it give itself the discretion to cap voting rights that reduce the proportional representation of larger shareholdings.

3.	Financial Equality. All shareholders should receive fair and equal financial treatment. We support measures designed to avoid preferential treatment of any shareholder.

4.

Confidential Voting. Shareholders should be able to cast proxy votes in a confidential manner. Tabulation should be conducted by an Inspector of Election who is independent of management. In a contest for control, it may be appropriate to modify confidentiality provisions in order to ensure the accuracy and fairness of the voting results.

5.

Vote Requirements. Shareholders should have the right to approve matters submitted for their consideration with a majority of the votes cast. The board should not impose super-majority vote requirements, except in unusual cases where necessary to protect the interests of minority shareholders. Abstentions should not be included in the vote tabulation, except for purposes of determining whether a quorum is present. Shareholder votes cast “for” or “against” a proposal should be the only votes counted. The board should not combine or “bundle” disparate issues and present them for a single vote. Shareholders should have the right to vote on each separate and distinct issue.

6.

Authorization and Issuance of Stock. Shareholders should have the right to approve the authorization of shares of common stock and the issuance of shares for corporate purposes in order to ensure that such actions serve a valid purpose and are consistent with shareholder interests.

7.

Antitakeover Provisions. Shareholders should have the right to approve any provisions that alter fundamental shareholder rights and powers. This includes poison pills and other antitakeover devices. We strongly oppose antitakeover plans that contain “continuing director” or “deferred redemption” provisions limiting the discretion of a future board to redeem the plan. We believe that antitakeover measures should be limited by reasonable expiration periods.

8.

State of Incorporation. Many states have adopted statutes that protect companies from takeovers, in some cases through laws that interfere with or dilute directors’ accountability to shareholders. We will not support proposals to reincorporate to a new domicile if we believe the primary objective is to take advantage of laws or judicial interpretations that provide antitakeover protection or otherwise reduce shareholder rights.

9.

Board Communication. Shareholders should have the ability to communicate with the board of directors. In accordance with SEC rules, companies should adopt and disclose procedures for shareholders to communicate their views and concerns directly to board members.

10.	Ratification of Auditors. Shareholders should have the right to vote annually on the ratification of auditors.

III. Director Elections — Majority Voting

          As a matter of principle, TIAA-CREF endorses the majority vote standard in director elections, including the right to vote for, against or abstain on director candidates. We believe that the lack of majority voting reduces board accountability and causes shareholder activism to be confrontational and adversarial.

          Developed markets outside the United States routinely mandate majority voting along with the right to vote against directors and to convene special meetings.

          TIAA-CREF has long practiced an “engagement” model of shareholder activism, characterized by dialogue and private negotiation in our dealings with portfolio companies. We believe

TIAA-CREF Life Funds ▪ Statement of Additional Information   B-39

that majority voting increases the effectiveness of shareholder engagement initiatives and reduces the need for aggressive tactics such as publicity campaigns, proxy contests, litigation and other adversarial strategies that can be disruptive, time-consuming and costly.

          The TIAA and CREF boards have adopted the following policy on director elections:

          TIAA-CREF Policy on Director Elections

1.	Directors should be elected by a majority rather than a plurality of votes cast.*

2.	In the election of directors, shareholders should have the right to vote “for,” “against,” or “abstain.”

3.	In any election where there are more candidates on the proxy than seats to be filled, directors should be elected by a plurality of votes cast.*

4.	To be elected, a candidate should receive more votes “for” than “against” or “withhold,” regardless of whether a company requires a majority or plurality vote.

5.

Any incumbent candidate in an uncontested election who fails to receive a majority of votes cast should be required to tender an irrevocable letter of resignation to the board. The board should decide promptly whether to accept the resignation or to seat the incumbent candidate and should disclose the reasons for its decision.

6.	The requirement for a majority vote in director elections should be set forth in the company’s charter or bylaws, subject to amendment by a majority vote of shareholders.

7.	Where a company seeks to opt out of the majority vote standard, approval by a majority vote of shareholders should be required.

* Votes cast should include “withholds.” Votes cast should not include “abstains,” except that “abstains” should be counted as present for quorum.

IV. The Board of Directors

          The board of directors is responsible for (i) overseeing the development of the corporation’s long-term business strategy and monitoring its implementation; (ii) assuring the corporation’s financial and legal integrity; (iii) developing compensation and succession planning policies; (iv) ensuring management accountability; and (v) representing the long-term interests of shareholders.

          To fulfill these responsibilities, the board must establish good governance policies and practices. Good governance is essential to the board’s fulfillment of its duties of care and loyalty, which must be exercised in good faith. Shareholders in turn are obligated to monitor the board’s activities and hold directors accountable for the fulfillment of their duties.

          Board committees play a critical governance role. Boards should constitute both standing and ad hoc committees to provide expertise, independent judgment and knowledge of shareholder interests in the specific disciplines they oversee. The full board should maintain overall responsibility for the work of the committees and for the long-term success of the corporation.

          TIAA-CREF will closely monitor board performance, activities and disclosure. We will normally vote in favor of the board’s nominees. However, we will consider withholding or voting against an individual director, a committee chair, the members of a committee, or from the entire board in uncontested elections where our trustees conclude that directors’ qualifications or actions are questionable and their election would not be in the interests of shareholders. (See “Policy Governing Votes on Directors” on Page 45). In contested elections, we will vote for the candidates we believe will best represent the interests of shareholders.

V. Board Structure and Processes

          A. Board Membership

          1. Director Independence. The board should be composed of a substantial majority of independent directors. Director independence is a principle long advocated by TIAA-CREF that is now widely accepted as the keystone of good corporate governance.

          The definition of independence should not be limited to stock exchange listing standards. At a minimum, we believe that to be independent a director and his or her immediate family members should have no present or recent employment with the company, nor any substantial connection of a personal or financial nature other than ownership of equity in the company. Independence requirements should be interpreted broadly to ensure there is no conflict of interest, in fact or in appearance, that might compromise a director’s objectivity and loyalty to shareholders.

          An independent director should not provide services to the company or be affiliated with an organization that provides goods or services to the company if a disinterested observer would consider the relationship “substantial.”

          Director independence may sometimes be influenced by factors not subject to disclosure. Personal or business relationships, even without a financial component, can compromise independence. Boards should periodically evaluate the independence of each director based on all relevant information and should disclose their findings to shareholders.

          2. Director Qualifications. The board should be composed of individuals who can contribute expertise and judgment, based on their professional qualifications and business experience. The board should reflect a diversity of background and experience. As required by SEC rules for service on the audit committee, at least one director should qualify as a financial expert. All directors should be prepared to devote substantial time and effort to board duties, taking into account their other professional responsibilities and board memberships.

          3. Director Election. TIAA-CREF believes that directors should be elected annually by a majority of votes cast, as discussed in Section III. The requirement for annual election and a majority vote in director elections should be set forth in the company’s charter or bylaws.

          4. Discretionary Broker Voting. TIAA-CREF supports the proposal by the New York Stock Exchange to amend NYSE Rule 452, thereby eliminating the practice of brokers voting “street name” shares for directors in the absence of instructions from their customers.

          5. Director Nomination and Access. As required by SEC regulations, boards should establish and disclose the process by which shareholders can submit nominations. TIAA-CREF believes that shareholders should have the right to submit resolutions asking companies to establish procedures and conditions for sharehold-

B-40   Statement of Additional Information ▪ TIAA-CREF Life Funds

ers to place their director nominees on the company’s proxy and ballot.

          6. Director Stock Ownership. Directors should have a direct, personal and meaningful investment in the common stock of the company. We believe that stock ownership helps align board members’ interests with those of shareholders. The definition of a meaningful investment will vary depending on directors’ individual circumstances. Director compensation programs should include shares of stock or restricted stock. TIAA-CREF discourages stock options as a form of director compensation, as they are less effectively aligned with the long-term interests of shareholders.

          7. Director Education. Companies should encourage directors to attend education programs offered by the company as well as those offered externally. Directors should also receive training to increase their knowledge and understanding of the company’s businesses and operations. They should enroll in education programs to improve their professional competence and understanding of their responsibilities.

          8. Disclosure of Monetary Arrangements. Any monetary arrangements between the company and directors outside normal board activities should be approved by the board and disclosed to shareholders. Such monetary arrangements are generally discouraged, as they may compromise a director’s independence.

          9. Other Board Commitments. To ensure that directors are able to devote the necessary time and energy to fulfill their board responsibilities, companies should establish policies limiting the number of public company boards that directors may serve on. As recommended by listing rules, companies should disclose whether any audit committee member serves on the audit committees of three or more public companies.

          B. Board Responsibilities

          1. Monitoring and Oversight. In fulfilling its duty to monitor the management of the corporate enterprise, the board should: (i) be a model of integrity and inspire a culture of responsible behavior and high ethical standards; (ii) ensure that corporate resources are used only for appropriate business purposes; (iii) mandate strong internal controls, avoid conflicts of interest, promote fiscal accountability and ensure compliance with applicable laws and regulations; (iv) implement procedures to ensure that the board is promptly informed of any violations of corporate standards; (v) through the Audit Committee, engage directly in the selection and oversight of the corporation’s external audit firm; and (vi) develop, disclose and enforce a clear and meaningful set of corporate governance principles.

          2. Strategic Business Planning. The board should participate with management in the development of the company’s strategic business plan and should engage in a comprehensive review of strategy with management at least annually. The board should monitor the company’s performance and strategic direction, while holding management responsible for implementing the strategic plan.

          3. CEO Selection, Evaluation and Succession Planning. One of the board’s most important responsibilities is the selection, development and evaluation of executive leadership. Strong, stable leadership with proper values is critical to the success of the corporate enterprise. The board, with the active involvement of its compensation committee, should continuously monitor and evaluate the CEO and senior executives, and should establish a succession plan to develop executive talent and ensure continuity of leadership.

          The CEO evaluation process should be continuous and should be based on clearly defined corporate strategic goals as well as personal performance goals. Financial and nonfinancial metrics used to evaluate executive performance should be disclosed. Both the nominating and compensation committees, as discussed below, should participate in CEO evaluation and succession planning.

          The succession plan should identify high potential executives within the company and should provide them with a clear career development path. Effective succession planning should seek to develop senior managers capable of replacing the CEO whenever the need for change might occur.

          4. Equity Policy. The board should develop an equity policy that determines the proportion of the company’s stock to be made available for compensation and other purposes. The equity policy should be disclosed to shareholders in the Compensation Discussion and Analysis (CD&A). The policy should establish clear limits on the number of shares to be used for options and other forms of equity grants. The policy should set forth the goals of equity compensation and their links to performance.

          C. Board Operation and Organization

          1. Annual Elections. All directors should stand for election annually. A classified board structure, particularly in combination with takeover defenses such as a “poison pill” shareholder rights plan, can be a significant impediment to changes in control. Moreover, a classified board structure can limit a board’s ability to remove an underperforming director.

          2. Board Size. The board should be large enough to provide expertise and diversity and allow key committees to be staffed with independent directors, but small enough to encourage collegial deliberation with the active participation of all members.

          3. Executive Sessions. The full board and each board committee should hold regular executive sessions at which no member of management is present. Executive sessions foster a culture of independence and provide opportunities for directors to engage in open discussion of issues that might be inhibited by the presence of management. Executive sessions can be used to evaluate CEO performance, discuss executive compensation and deal with internal board matters.

          4. Board Evaluation. The board should conduct an annual evaluation of its performance and that of its key committees. Evaluation criteria linked to board and committee responsibilities and goals should be set forth in the charter and governance policies. In addition to providing director orientation and education, the board should consider other ways to strengthen director performance, including individual director evaluations.

          5. Director Retirement Policy. Although TIAA-CREF does not support arbitrary limits on the length of director service, we believe boards should establish a formal director retirement policy. A director retirement policy can contribute to board stability, vitality and renewal.

          6. Indemnification and Liability. Directors should be fully accountable and should not be indemnified for fraud, gross negligence or failure to fulfill their duties of care and loyalty. Exclusive

TIAA-CREF Life Funds ▪ Statement of Additional Information   B-41

of such extreme conduct, it is appropriate for companies to indemnify directors for liability and legal expenses that arise in connection with their board service.

          Role of the Chairman. In the past, TIAA-CREF has not expressed a preference as to whether the positions of CEO and chairman should be separate or whether a lead or presiding director should be designated. However, in recent years public confidence in board independence has been undermined by an array of scandals, fraud, accounting restatements, options backdating, abuses in CEO compensation, perquisites and special privileges. These issues have highlighted the need for boards to be (and to be perceived as) fully independent, cost conscious, free of conflicts, protective of shareholder interests and capable of objectivity, toughness and independence in their oversight of executive management.

          For these reasons we recognize that separation of CEO and chair or appointment of a lead director may be appropriate in certain cases. Accordingly, although we do not have a strict policy, we will generally support appointment of a lead director in cases where the roles of CEO and board chair are not separate.

          Committee Structure. Under existing regulations, boards are required to establish three standing committees — an audit committee, a compensation committee and a nominating/governance committee — all composed exclusively of independent directors. The credibility of the board will depend in large part on the vigorous demonstration of independence by these standing committees.

          Boards should also establish additional committees as needed to fulfill their duties. These may include executive, corporate governance, finance, technology, investment, customers and product, operations and human resources committees.

          Each board committee should adopt and disclose to shareholders a charter that clearly sets forth its responsibilities.

          Each committee should have the power to hire independent experts and advisers.

          Each committee should report to the full board on the issues and decisions for which it is responsible. Whenever a company is the subject of a shareholder engagement initiative or resolution, the appropriate committee should review the matter and the proposed management response.

•	Compensation Committee

          The Compensation Committee, composed of independent directors, is responsible for oversight of the company’s compensation and benefit programs, including performance-based plans and policies that attract, motivate, retain and incentivize executive leadership to create long-term shareholder value. Committee members should have an understanding of competitive compensation and be able to critically compare the company’s plans and practices to those offered by the company’s peers. Committee members should be independent-minded, well informed, capable of dealing with sensitive decisions and scrupulous about avoiding conflicts of interest. Committee members should understand the relationship of individual components of compensation to total compensation.

          The Compensation Committee should be substantively involved in the following activities:

•	Establishing goals and evaluating the performance of the CEO and executive management against those goals;

•	Determining the compensation of the CEO and executive management and recommending it to the board for approval;

•	Reviewing and approving the company’s compensation policies;

•	Ensuring that a strong executive team is in place;

•	Working closely with the Corporate Governance/Nominating Committee to ensure continuity of leadership and effective succession planning;

•	Ensuring the consistency of pay practices at all levels throughout the company;

•

Establishing clear compensation metrics and practical incentives that will motivate superior executive performance while avoiding waste and excess, particularly in deferred compensation and perquisites; and

•	Ensuring that the company’s compensation disclosures meet SEC requirements and explain clearly to investors how pay and performance are linked.

          The Compensation Committee may retain independent consultants to provide technical advice and comparative pay data. However, survey-based information is only one of many factors guiding compensation and should be evaluated carefully in the context of each company’s circumstances and business goals. The Compensation Committee should be responsible for defining the scope of the consultant’s engagement, including pay. In accordance with new SEC rules, the nature and scope of the consultant’s work should be disclosed to shareholders.

          The Compensation Committee is responsible for preparing the annual Compensation Committee Report and should participate substantively in the preparation of management’s Compensation Discussion and Analysis (CD&A). These reports should describe each element of the compensation program and should include sufficient detail relating to the program’s rationale, goals and metrics to enable shareholders to understand how compensation is intended to work, what it costs, how it is linked to the company’s performance and how it will create long-term value.

•	Audit Committee

          The Audit Committee oversees the company’s accounting, compliance and risk management practices. It is responsible for ensuring the financial integrity of the business. The Audit Committee operates at the intersection of the board, management, independent auditors and internal auditors. It has sole authority to hire and fire the corporation’s independent auditors and to set and approve their compensation.

          The Audit Committee should:

•	Ensure that the auditor’s independence is not compromised by any conflicts;

•	Establish limits on the type and amount of nonaudit services that the audit firm may provide to the company;

•	Require periodic submission of the audit contract to competitive bids; and

•	Limit the company’s hiring of employees from the audit firm consistent with legal requirements and be promptly informed when such hiring occurs.

B-42   Statement of Additional Information ▪ TIAA-CREF Life Funds

          In addition to selecting the independent auditors and ensuring the quality and integrity of the company’s financial statements, the Audit Committee is responsible for the adequacy and effectiveness of the company’s internal controls and the effectiveness of management’s processes to monitor and manage business risk. The internal audit team should report directly to the Audit Committee.

          The Audit Committee should also develop policies and establish the means to monitor the company’s compliance with ethical, legal and regulatory requirements.

          The Audit Committee should establish procedures for employees to communicate directly and confidentially with its members.

•	Corporate Governance/Nominating Committee

          The Corporate Governance/Nominating Committee oversees the company’s corporate governance practices and the selection and evaluation of directors. The committee is responsible for establishing board structure and governance policies that conform to regulatory and exchange listing requirements and standards of best practice. The committee’s duties include:

•	Development of the company’s corporate governance principles and committee charters;

•	Oversight of director selection, qualifications, training, compensation and continuing education;

•	Evaluation of director nominees;

•	Determination of board and committee size, structure, composition and leadership;

•	Periodic evaluation of board and committee effectiveness and director independence;

•	Establishment of procedures for communication with shareholders;

•	Working with the Compensation Committee to establish succession planning; and

•	Disclosure of these matters to shareholders.

VI. Executive Compensation

          As described above, the board through its Compensation Committee, is responsible for ensuring that a compensation program is in place which will attract, retain and incentivize executive management to strengthen performance and create long-term value for shareholders. The Committee, along with executive management, is responsible for providing shareholders with a detailed explanation of the company’s compensation program, including the individual components of the program, through disclosure in the Compensation Discussion and Analysis (CD&A) and the board Compensation Committee Report. The compensation program should comply with the Compensation Committee’s equity policy and should reflect an understanding of the total cost of executive compensation to shareholders.

          In pursuit of these goals, the board should ensure that compensation plans include performance measures aligned with the company’s short- and long-term strategic objectives. The Compensation Committee should ensure that the CD&A provides shareholders with a clear and comprehensive explanation of the company’s compensation program, including the design, metrics, structure and goals of the program.

          Because TIAA-CREF is a long-term investor, we support compensation policies that promote and reward creation of long-term shareholder value. In our review of compensation plans, we will assess the performance objectives established by compensation committees and the linkage of compensation decisions to the attainment of those objectives.

          Executive compensation should be based on the following principles:

1.	Compensation plans should encourage employees to increase productivity, meet competitive challenges and achieve performance goals that will lead to the creation of long-term shareholder value.

2.

Compensation should be objectively linked to appropriate measures of company performance, such as earnings, return on capital or other relevant financial or operational parameters that are affected by the decisions of the executives being compensated.

3.	Compensation should include cash, equity and long-term incentives as appropriate to meet the company’s competitive and business goals.

4.	Compensation plans should be based on a performance measurement cycle that is consistent with the business cycle of the corporation.

5.	Compensation levels and incentives should be based on each executive’s responsibilities and achievements as well as overall corporate performance.

6.

In addition to being performance based, executive compensation should be reasonable by prevailing industry standards, appropriate to the company’s size and complexity, and fair relative to pay practices throughout the company.

7.	While Compensation Committees should consider comparative industry pay data, it should be used with caution.

8.	Surveys that call for use of stock options inconsistent with the board’s equity policy or clearly in excess of levels that can be justified to shareholders should be disregarded.

9.	Compensation Committees should work only with consultants that are independent of management.

10.

Consistent with SEC requirements, the CD&A should provide shareholders with a plain English narrative analysis of the data that appear in the compensation tables. The CD&A should explain the compensation program in sufficient detail to enable a reasonable investor to calculate the total cost and value of executive compensation, to understand its particular elements, metrics and links to performance, and to evaluate the board’s and executive management’s underlying compensation philosophy, rationale and goals.

11.	Companies should disclose and explain the reasons for any differences in the peer group of companies used for strategic and business purposes and the peer group used for compensation decisions.

12.

Compensation plans and policies should specify conditions for the recovery (clawback) of incentive or equity awards based upon reported results that have been subsequently restated and that have resulted in unjust enrichment of named executive officers.

TIAA-CREF Life Funds ▪ Statement of Additional Information   B-43

           A. Equity-Based Compensation

          Oversight of Equity-Based Plans

          While equity-based compensation can offer great incentives to management, it can also have great impact on shareholder value. The need for directors to monitor and control the use of equity in executive compensation, particularly stock options, has increased in recent years. Amended rules requiring companies to account for the cost of stock options as an expense on grant date provide an incentive for companies to exercise restraint in the use of options. SEC disclosure guidelines should further deter excesses in equity plans. However, in all cases it is the board of directors that is responsible for oversight of the company’s equity compensation programs and for the adequacy of their disclosure.

          Composition of Equity-Based Plans

          In general, equity-based compensation should be based upon the following principles:

1.	The use of equity in compensation programs should be determined by the board’s equity policy. Dilution of shareholder equity should be carefully considered and managed, not an unintended consequence.

2.	As required by exchange listing standards, all plans that provide for the distribution of stock or stock options should be submitted to shareholders for approval.

3.

Equity-based plans should take a balanced approach to the use of restricted stock and option grants. Restricted stock, which aligns the interests of executives with shareholders, permits the value to the recipient and the cost to the corporation to be determined easily and tracked continuously.

4.

Equity-based plans should be judicious in the use of stock options. When used inappropriately, option grants can provide incentives for management to focus on the company’s short-term stock price rather than long-term performance.

5.

When stock options are awarded, a company should consider: (i) performance-based options which set performance hurdles to achieve vesting; (ii) premium options with vesting dependent on a predetermined level of stock appreciation; or (iii) indexed options with a strike price tied to an index.

6.

Equity-based plans should specifically prohibit “mega grants,” defined as grants to executives of stock options whose value at the time of the grant exceeds a reasonable multiple of the recipient’s total cash compensation.

7.	Equity-based plans should establish minimum vesting requirements and avoid accelerated vesting.

8.

Companies should support requirements for stock obtained through exercise of options to be held by executives for substantial periods of time, apart from partial sales permitted to meet tax liabilities caused by such exercise. Companies should establish holding periods commensurate with pay level and seniority.

9.	Companies should require and specify minimum executive stock ownership requirements for directors and company executives.

10.

Backdating of option grants should be prohibited. Issuance of stock or stock options timed to take advantage of nonpublic information with short-term implications for the stock price should also be prohibited.

11.

Consistent with SEC guidelines, companies should fully disclose the size of equity grants, their estimated value to recipients and their current and projected cost to the company. Performance goals and hurdle rates should be transparent. Disclosure should include plan provisions that could have a material impact on the number and value of the shares distributed.

12.	Disclosure should include information about the extent to which individual managers have hedged or otherwise reduced their exposure to changes in the company’s stock price.

           B. Perquisites

          When awarding perquisites to senior executives, the board should be guided by the same principles of reasonableness, fairness, equity and transparency that govern other components of compensation plans. Perquisites can be overly complex, with potential for unintended and excessive value transfer to management and unanticipated costs and public relations problems for the company. Perquisites may be needed for purposes of executive security or efficiency, which should be disclosed. In principle, however, boards should minimize perquisites and give priority to other forms of compensation.

           C. Supplemental Executive Retirement Plans

          Supplemental executive retirement plans (SERPs) may be used to supplement “qualified” pension entitlements, but should be reasonable and should not enhance retirement benefits excessively. When designing SERPs, compensation committees should consider the value of SERP programs as part of an executive’s total compensation package. They should also be sensitive to issues of internal pay equity. The following principles should guide the development of SERPs:

1.	The eligibility requirements and terms of SERPs to named executive officers should be fully disclosed.

2.	The value of the supplemental payment to which each named executive officer is entitled and the total cost of all supplemental plan obligations should be estimated and disclosed.

3.	“Constructive credit” may be used to replicate full service credit, but should not exceed it.

4.

Lump-sum distributions of SERPs may be appropriate in some circumstances. The discount rate used to calculate the lump-sum value of the pension entitlement should approximate the reinvestment rate available at retirement and should be disclosed.

          D. Executive Contracts

          Overly generous executive employment contracts, retention agreements and severance arrangements can result in excessive wealth transfer and expose the company to liability and unintended costs. The terms of contracts with named executive officers should be disclosed in detail with an estimation of their total cost. Companies should avoid providing by contract excessive perquisites either during employment or in the post-retirement period. Severance agreements should avoid payments to executives when they are terminated for misconduct, gross mismanagement or other reasons constituting a “for cause” termination. As in other areas, reasonableness, competitive practice and full disclosure are requirements, and such contracts should be in the best interest of the company and its shareholders.

B-44   Statement of Additional Information ▪ TIAA-CREF Life Funds

VII. TIAA-CREF Corporate Governance Program

          TIAA-CREF’s corporate governance program is based on our mission to help secure the long-term financial future of our participants. Consistent with this mission and our fiduciary duty to our participants, TIAA-CREF is committed to engagement with portfolio companies for the purpose of creating economic value, improving long-term performance and reducing financial and reputational risks.

           A. Engagement Policy and Practices

          Our preference is to engage privately with portfolio companies when we perceive shortcomings in their governance (including environmental and social issues) or their performance. This strategy of “quiet diplomacy” reflects our belief that informed dialogue with board members and senior executives, rather than public confrontation, will most likely lead to a mutually productive outcome.

          TIAA-CREF’s Corporate Governance Group administers a program of active monitoring and engagement with portfolio companies under the auspices of the standing trustee Committees on Corporate Governance and Social Responsibility.

          We target portfolio companies for engagement based on research and evaluation of their governance and performance. Governance reviews are supplemented by analysis of companies’ financial condition and risk profile conducted in conjunction with our Asset Management Group.

          In prioritizing issues for engagement, we take into account their materiality, their potential impact on TIAA-CREF’s investment performance, their relevance to the marketplace, the level of public interest, the applicability of our policies, the views of TIAA-CREF’s participants and institutional clients and the judgment of our trustees.

          Our preference is for constructive engagement strategies that can utilize private communication, minimize confrontation and attain a negotiated settlement. While quiet diplomacy remains our core strategy, particularly for domestic companies, TIAA-CREF’s engagement program involves many different activities and initiatives, including the following:

•	submit shareholder resolutions

•	withhold or vote against one or more directors

•	request other investors to support our initiative

•	engage in public dialogue and commentary

•	conduct a proxy solicitation

•	engage in collective action with other investors

•	support an election contest or change of control transaction

•	seek regulatory or legislative relief

•	commence or support litigation

•	pursue other enforcement or compliance remedies

           B. Proxy Voting

          Proxy voting is a key component of TIAA-CREF’s oversight and engagement program. It is our primary method for exercising our shareholder rights and influencing the behavior of portfolio companies. TIAA-CREF commits substantial resources to making informed voting decisions in furtherance of our mission and in compliance with the securities laws and other applicable regulations.

          TIAA-CREF’s voting policies, established by the trustees and set forth in this Policy Statement, are administered on a case-by-case basis by the staff of our Corporate Governance Group. The staff has access to research reports from third-party advisory firms, seeks input from our Asset Management Group and, where appropriate, confers directly with trustees. Annual disclosure of our proxy votes is available on our website and on the website of the Securities and Exchange Commission.

           C. Influencing Public Policy and Regulation

1.

TIAA-CREF periodically publishes its policies on corporate governance, shareholder rights, social responsibility and related issues. These policies inform portfolio companies and provide the basis for our engagement activities.

2.	TIAA-CREF participates in the public debate over issues of corporate governance and responsible corporate behavior in domestic and international markets.

3.	TIAA-CREF participates in membership organizations and professional associations that seek to promote good corporate governance and protect shareholder rights.

4.

TIAA-CREF sponsors research, hosts conferences and works with regulators, legislators, self-regulatory organizations, and other institutional investors to educate the business community and the investing public about governance and shareholder rights.

5.	TIAA-CREF submits written comments on regulatory proposals and testifies before various governmental bodies, administrative agencies and self-regulatory organizations.

6.	TIAA-CREF participates in corporate governance conferences and symposia in the United States and abroad.

           D. Divestment

          TIAA-CREF is committed to engagement with companies rather than divestment of their securities. This policy is a matter of principle that is based on several considerations: (i) divestment would eliminate our standing and rights as a shareholder and foreclose further engagement; (ii) divestment would be likely to have negligible impact on portfolio companies or the market; (iii) divestment could result in increased costs and short-term losses; and (iv) divestment could compromise our investment strategies and negatively affect our performance. For these reasons, we believe that divestment does not offer TIAA-CREF an optimal strategy for changing the policies and practices of portfolio companies, nor is it the best means to produce long-term value for our participants.

          As a matter of general investment policy, TIAA-CREF’s trustees and its Asset Management Group may consider divesting or underweighting a company’s stock from our accounts in cases where they conclude that the financial or reputational risks from a company’s policies or activities are so great that continued ownership of its stock is no longer prudent.

VIII. International Governance

          With an increasing share of our assets invested in equities of companies listed on foreign markets and with international holdings in over 50 countries, TIAA-CREF is recognized as one of the most influential investors in the world. We have a long history of acting on behalf of our participants to improve corporate gover-

TIAA-CREF Life Funds ▪ Statement of Additional Information   B-45

nance standards globally. Our international governance activities, like our domestic program, are designed to protect our investments, reduce risk and increase shareholder value. We focus our governance efforts in those foreign markets where we currently have, or expect to have in the future, significant levels of capital at risk.

          We believe that no matter where a company is located, once it elects to access capital from the public it becomes subject to basic principles of corporate governance. We recognize that companies outside the United States are subject to different laws, standards and customs. We are mindful that cultural differences must be respected. At the same time, we recognize our responsibility to promote global governance standards that help strengthen shareholder rights, increase accountability and improve the performance of portfolio companies.

          TIAA-CREF has endorsed many of the governance standards of international associations and shareholder organizations. We agree with the widely-held view that harmonization of international governance principles and standards of best practice is essential to achieve efficiency in the global capital markets. Accordingly, our governance initiatives in less developed countries seek to deal with the following problems:

•	Listed companies dominated by controlling shareholders often blend characteristics of private and public companies, giving management and insiders too much power and shareholders too little.

•	Foreign governments retain ownership in many local listed companies and exercise special powers that interfere with capital market efficiency.

•	Shareholder rights are not fully developed in many countries, increasing investment risk.

•	Legal and regulatory systems are still underdeveloped and means of enforcement can often be lacking.

•	Basic governance standards of board accountability and independence, full and timely disclosure and financial transparency are in many cases still only aspirational.

•	Operational inefficiencies such as share blocking and clustering of shareholder meetings impede investor communications and proxy voting.

•	Ambivalence about shareholder activism, control contests and takeover bids undermines management accountability and market vitality.

          TIAA-CREF’s international governance program involves both engagement with targeted portfolio companies and broad-based initiatives, often in conjunction with global governance organizations. We are willing to form strategic partnerships and collaborate with other institutional investors to increase our influence in foreign markets. We support regional efforts initiated by investor groups to improve local governance practices in line with global standards. We sponsor academic research, surveys and other activities that we believe will contribute to positive developments regionally.

          In addition to maintaining a leadership role as an advocate for shareholder rights and good governance globally, TIAA-CREF is committed to voting our shares in international companies. Our trustees regularly update our international proxy voting policies and guidelines as new developments occur in the various markets. Our Proxy Voting Group is familiar with voting procedures in every country where we invest. We promote reforms needed to eliminate cross-border voting inefficiencies and to improve the mechanics of proxy voting globally.

          We believe that basic corporate disclosure and proxy voting standards applicable to all public companies around the world should include the following:

•	The one-share, one-vote principle should apply to all publicly traded companies to ensure that shareholders’ voting power is aligned with their economic interest.

•	Voting caps and super voting rights should be eliminated.

•

Companies should treat all shareholders equally, equitably and fairly to ensure that minority and foreign shareholders are protected and that government-controlled securities are not given special rights.

•

Companies should distribute disclosure documents in a timely fashion, preferably no less than 28 days before shareholder meetings so that international investors can make informed voting decisions and have sufficient time to vote their shares.

•	Annual meeting agendas and disclosure documents should be published in English whenever a company has substantial international ownership.

•	Companies should work to achieve transparency through disclosure and accounting practices that are acceptable under international governance and accounting standards.

•

Companies should provide information on director qualifications, independence, affiliations, related party transactions, executive compensation, conflicts of interest and other relevant governance information.

•	Shareholders should be able to vote their shares without impediments such as share blocking, beneficial owner registration, voting by show of hands or other unreasonable requirements.

•	Shareholders should have the right to vote on separate and distinct issues; companies should not bundle disparate proposals.

•	Voting results should be disclosed promptly after shareholder meetings and procedures should be available to audit and verify the outcome.

•	Shareholders should receive confirmation that their votes have been received and tabulated.

•

In addition, preemptive rights may have distinct value to shareholders in jurisdictions outside of the United States. For domestic companies, TIAA-CREF does not object to the elimination of preemptive rights, which can impede a company’s ability to raise capital efficiently.

IX. Environmental and Social Issues

          TIAA-CREF recognizes that as a matter of good corporate governance and from the perspective of shareholder value, boards should carefully consider the strategic impact of issues relating to the environment and social responsibility. There is a growing body of research examining the economic consequences of companies’ efforts to promote good environmental and social practices. We support companies’ efforts to evaluate the strategic relevance of these factors, including their impact on business risk, reputation, competitive position and opportunities for growth.

B-46   Statement of Additional Information ▪ TIAA-CREF Life Funds

          TIAA-CREF believes that companies and boards should exercise diligence in their consideration of environmental and social issues, analyze the strategic and economic questions they raise and disclose their environmental and social policies and practices. Directors should encourage dialogue on these issues between the company and its investors, employees, customers, suppliers and the larger community. The goal of our policy is to ensure that the board and management include environmental and social responsibility in their business planning and that they disclose relevant information and decisions to shareholders.

          While our policies are not intended to be prescriptive, we believe that companies and boards should pay careful attention to the following issues in the course of their strategic planning:

•	Environment: the short-term and long-term impact of the company’s operations and products on the local and global environment.

•	Human Rights: the company’s labor and human rights policies and practices and their applicability through the supply and distribution chains.

•	Diversity: the company’s efforts to promote equal employment opportunities and fair treatment for all segments of the populations it serves.

•	Product Responsibility: the company’s attention to the safety and potential impact of its products and services.

•	Society: the company’s diligence in reviewing all its activities to ensure they do not negatively affect the common good of the communities in which it operates.

          Our guidelines for voting on some of the more common environmental and social resolutions are set forth in the Voting Guidelines included in Appendix A.

X. Securities Lending Policy

          TIAA-CREF believes that as a matter of good corporate governance shareholders have a responsibility to exercise their ownership rights with diligence and care. At the same time, however, institutional investors have a fiduciary duty to generate optimal financial returns for their beneficiaries. Balancing these two responsibilities — acting as responsible owners while maximizing value — can create a dilemma for institutional investors in choosing between short-term and long-term strategies. Stock lending practices can create such a potential conflict — whether to recall loaned stock in order to vote, or not to recall in order to preserve lending fee revenue.

          To address these issues, TIAA-CREF has developed a securities lending policy governing its practices with respect to stock lending and proxy voting. The policy delineates the factors to be considered in determining when we should lend shares and when we should recall loaned shares in order to vote them.

          Even after we lend the securities of a portfolio company, we continue to monitor whether income from lending fees is of greater value than the voting rights that have passed to the borrower. Using the factors set forth in our policy, we conduct an analysis of the relative value of lending fees versus voting rights in any given situation. We will recall shares when we believe the exercise of voting rights may be necessary to maximize the long-term value of our investments despite the loss of lending fee revenue.

          Our Asset Management and lending staff, in consultation with our governance staff, are responsible for analyzing these issues, conducting the cost/benefit analysis and making determinations about restricting, lending and recalling securities consistent with this policy.

APPENDIX A: PROXY VOTING GUIDELINES

TIAA-CREF Proxy Voting Guidelines

          TIAA-CREF’s voting practices are guided by our mission and fiduciary duty to our participants. As indicated in this Policy Statement, we monitor portfolio companies’ governance, social and environmental practices to ensure that boards consider these factors in the context of their strategic deliberations.

          The following guidelines are intended to assist portfolio companies, participants and other interested parties in understanding how TIAA-CREF is likely to vote on governance, compensation, social and environmental issues. The list is not exhaustive and does not necessarily represent how TIAA-CREF will vote at any particular company. In deciding how to vote, the Corporate Governance staff takes into account many factors, including input from our Asset Management Group and third-party research. We consider specific company context, including governance practices and financial performance. It is our belief that a one-size-fits-all approach to proxy voting is not appropriate.

          We establish voting policies with respect to both management proposals and shareholder resolutions. Our proxy voting decisions with respect to shareholder resolutions may be influenced by several additional factors: (i) whether the shareholder resolution process is the appropriate means of addressing the issue; (ii) whether the resolution promotes good corporate governance and is related to economic performance and shareholder value; and (iii) whether the information and actions recommended by the resolution are reasonable and practical. In instances where we agree with the concerns raised by proponents but do not believe that the policies or actions requested are appropriate, TIAA-CREF will generally abstain on the resolution.

          Where appropriate, we will accompany our vote with a letter of explanation.

          Guidelines for Board-Related Issues

          Policy Governing Votes on Directors:

          TIAA-CREF will consider withholding or voting against some or all directors in the following circumstances:

•

When TIAA-CREF trustees conclude that the actions of directors are unlawful, unethical, negligent, or do not meet fiduciary standards of care and loyalty, or are otherwise not in the best interest of shareholders. Such actions would include: issuance of backdated or spring loaded options, excessively dilutive equity grants, egregious compensation practices, unequal treatment of shareholders, adoption of inappropriate antitakeover devices, unjustified dismissal of auditors.

•	When directors have failed to disclose, resolve or eliminate conflicts of interest that affect their decisions.

•	When less than a majority of the company’s directors are independent, by TIAA-CREF standards of independence.

TIAA-CREF Life Funds ▪ Statement of Additional Information   B-47

          In cases where TIAA-CREF decides to withhold or vote against the entire board of directors, we will also abstain or vote against a provision on the proxy granting discretionary power to vote on “other business” arising at the shareholders meeting.

          Majority Vote for the Election of Directors:

          General Policy: As indicated in Section III of this Policy Statement, TIAA-CREF will generally support shareholder resolutions asking that companies amend their governance documents to provide for director election by majority vote.

          Proxy Access Proposals:

          General Policy: TIAA-CREF will generally support shareholder resolutions seeking to establish reasonable conditions and procedures for shareholders to include their director candidates on a company’s proxy and ballot.

          Reimbursement of Expenses for Dissident Shareholder Nominees:

          General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions asking that the company reimburse certain expenses related to the cost of dissident short-slate director campaigns or election contests.

          Annual Election of Directors:

          General Policy: TIAA-CREF will generally support shareholder resolutions asking that each member of the board stand for reelection annually.

          Cumulative Voting:

          General Policy: TIAA-CREF will generally not support proposals asking that shareholders be allowed to cumulate votes in director elections, as this practice may encourage the election of “special interest” directors.

           Guidelines for Other Governance Issues

          Separation of Chairman and Chief Executive Officer:

          General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions seeking to separate the positions of CEO and board chair or to appoint a lead director. We will generally support such resolutions when a company’s corporate governance practices or financial performance are deficient.

          Ratification of Auditor:

          General Policy: TIAA-CREF will generally support the board’s choice of auditor. However, TIAA-CREF will consider voting against the ratification of an audit firm where nonaudit fees are excessive, where the firm has been involved in conflict of interest or fraudulent activities in connection with the company’s audit, or where the auditors’ independence is questionable.

          Supermajority Vote Requirements:

          General Policy: TIAA-CREF will generally support shareholder resolutions asking for the elimination of supermajority vote requirements.

          Dual-Class Common Stock and Unequal Voting Rights:

          General Policy: TIAA-CREF will generally support shareholder resolutions asking for the elimination of dual classes of common stock with unequal voting rights or special privileges.

          Antitakeover Devices (Poison Pills):

          General Policy: TIAA-CREF will consider on a case-by-case basis proposals relating to the adoption or rescission of antitakeover devices with attention to the following criteria:

•	Whether the company has demonstrated a need for antitakeover protection;

•	Whether the provisions of the device are in line with generally accepted governance principles;

•	Whether the company has submitted the device for shareholder approval;

•	Whether the proposal arises in the context of a takeover bid or contest for control.

          TIAA-CREF will generally support shareholder resolutions asking to rescind or put to a shareholder vote antitakeover devices that were adopted without shareholder approval.

          Reincorporation:

          General Policy: TIAA-CREF will generally vote against management proposals asking shareholders to approve reincorporation to a new domicile if we believe the objective is to take advantage of laws or judicial interpretations that provide antitakeover protection or otherwise reduce shareholder rights.

           Guidelines for Compensation Issues

          Equity-Based Compensation Plans:

          General Policy: TIAA-CREF will review equity-based compensation plans on a case-by-case basis, giving closer scrutiny to companies where plans include features that are not performance-based or where total potential dilution from equity compensation exceeds 10%.

          Comment: TIAA-CREF understands that companies need to attract and retain capable executives in a competitive market for executive talent. We take competitive factors into consideration whenever voting on matters related to compensation, particularly equity compensation. As a practical matter, we recognize that more dilutive broad-based plans may be appropriate for human-capital intensive industries and for small- or mid-capitalization firms and start-up companies.

          Red Flags:

•

Excessive Equity Grants: TIAA-CREF will examine a company’s past grants to determine the rate at which shares are being issued. We will also seek to ensure that equity is being offered to more than just the top executives at the company. A pattern of excessive grants can indicate failure by the board to properly monitor executive compensation and its costs.

•

Lack of Minimum Vesting Requirements: TIAA-CREF believes that companies should establish minimum vesting guidelines for senior executives who receive stock grants. Vesting requirements help influence executives to focus on maximizing the company’s long-term performance rather than managing for short-term gain.

B-48   Statement of Additional Information ▪ TIAA-CREF Life Funds

•

Undisclosed or Inadequate Performance Metrics: TIAA-CREF believes that performance goals for equity grants should be disclosed meaningfully. Performance hurdles should not be too easily attainable. Disclosure of these metrics should enable shareholders to assess whether the equity plan will drive long-term value creation.

•

Insufficient Executive Stock Ownership: TIAA-CREF supports equity ownership requirements for senior executives and directors. Whether or not equity is a significant portion of compensation, sufficient stock ownership should be required to align executives’ and board members’ interests with those of shareholders.

•

Reload Options: TIAA-CREF will generally not support “reload” options that are automatically replaced at market price following exercise of initial grants. Reload options can lead to excessive dilution and overgenerous benefits and allow recipients to lock in increases in stock price that occur over the duration of the option plan with no attendant risk.

•

Mega Grants: TIAA-CREF will generally not support mega grants. A company’s history of such excessive grant practices may prompt TIAA-CREF to vote against the stock plans and the directors who approve them. Mega grants include equity grants that are excessive in relation to other forms of compensation or to the compensation of other employees and grants that transfer disproportionate value to senior executives without relation to their performance.

•

Undisclosed or Inappropriate Option Pricing: TIAA-CREF will generally not support plans that fail to specify exercise prices or that establish exercise prices below fair market value on the date of grant.

•

Repricing Options: TIAA-CREF will generally not support plans that authorize repricing. However, we will consider on a case-by-case basis management proposals seeking shareholder approval to reprice options. We are more likely to vote in favor of repricing in cases where the company excludes named executive officers and board members and ties the repricing to a significant reduction in the number of options.

•

Excess Discretion: TIAA-CREF will generally not support plans where significant terms of awards — such as coverage, option price, or type of awards — are unspecified, or where the board has too much discretion to override minimum vesting and/or performance requirements.

•

Evergreen Features: TIAA-CREF will generally not support option plans that contain evergreen features which reserve a specified percentage of outstanding shares for award each year and lack a termination date. Evergreen features can undermine control of stock issuance and lead to excessive dilution.

          Performance-Based Equity Compensation:

          General Policy: TIAA-CREF will generally support shareholder resolutions seeking alignment between executive compensation and performance.

          Advisory Vote on Compensation Disclosure:

          General Policy: TIAA-CREF will generally support shareholder resolutions seeking an advisory vote on companies’ compensation disclosure.

          Limits on Executive Compensation:

          General Policy: TIAA-CREF will generally vote against shareholder resolutions seeking to impose limits on executive pay by use of arbitrary ratios or pay caps.

          Clawback Policies:

          General Policy: TIAA-CREF will vote on a case-by-case basis with respect to shareholder resolutions seeking the establishment of clawback policies.

          Golden Parachutes:

          General Policy: TIAA-CREF will generally support shareholder resolutions seeking shareholder approval of “golden parachute” severance agreements that exceed IRS guidelines.

          Supplemental Executive Retirement Plans:

          General Policy: TIAA-CREF will vote on a case-by-case basis with respect to shareholder resolutions seeking to establish limits on the benefits granted to executives in SERPs.

           Guidelines for Environmental and Social Issues

          As indicated in Section IX, TIAA-CREF will generally support shareholder resolutions seeking reasonable disclosure of the environmental or social impact of a company’s policies, operations or products. We believe that a company’s management and directors have the responsibility to determine the strategic impact of environmental and social issues and that they should disclose to shareholders how they are dealing with these issues.

           Environment

          Global Warming and Climate Change:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure of greenhouse gas emissions and the impact of climate change on a company’s business activities.

          Comment: The level of a company’s greenhouse gas emissions and its vulnerability to climate change may represent both short-term and long-term potential risks. Companies and boards should analyze the impact of climate change on their business and disclose this information.

          Use of Natural Resources:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s use of natural resources, the impact on its business of declining resources and its plans to improve energy efficiency or to develop renewable energy alternatives.

          Comment: These considerations should be a part of the strategic deliberations of boards and managers and the company should disclose the results of such deliberations.

TIAA-CREF Life Funds ▪ Statement of Additional Information   B-49

          Impact on Community:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s initiatives to reduce any harmful community impacts or other hazards that result from its operations or activities.

          Comment: Community hazards at business facilities may expose companies to such risks as regulatory penalties, legal liability, diminished reputation, increased cost and loss of market share. Conversely, the elimination of hazards may improve competitiveness and provide business opportunities.

           Human Rights

          Human Rights Code of Conduct and Global Labor Standards:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking a review of a company’s internal labor standards, the establishment of global labor standards or the adoption of codes of conduct relating to human rights.

          Comment: Adoption and enforcement of human rights codes and fair labor standards can help a company protect its reputation, increase worker productivity, reduce liability, improve customer loyalty and gain competitive advantage.

           Community

          Corporate Response to Global Health Risks:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to the potential impact of HIV, AIDS, Avian Flu and other pandemics and global health risks on a company’s operations and long-term growth.

          Comment: Global health considerations should be factored into the strategic deliberations of boards and managers, and companies should disclose the results of such deliberations.

          Corporate Political Influence:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s lobbying efforts and contributions to political parties or political action committees.

          Comment: Given increased public scrutiny of corporate lobbying activities and campaign contributions, we believe it is the responsibility of company boards to review and disclose the use of corporate assets for political purposes.

          Corporate Philanthropy:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s charitable contributions and other philanthropic activities. However, TIAA-CREF will vote against resolutions that promote a political agenda or a special interest or that unreasonably restrict a company’s corporate philanthropy.

          Comment: We believe that boards should disclose their corporate charitable contributions to avoid any actual or perceived conflicts of interest.

           Diversity

          General Policies:

•

TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s nondiscrimination policies and practices, or seeking to implement such policies, including equal employment opportunity standards.

•	TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s workforce diversity.

•	TIAA-CREF will generally vote against special purpose or discriminatory resolutions, such as those recommending that sexual orientation not be covered under equal employment opportunity policies.

          Comment: Promoting diversity and maintaining inclusive workplace standards can help companies attract and retain a talented and diverse workforce and compete more effectively.

           Product Responsibility

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to the safety and impact of a company’s products on the customers and communities it serves.

          Comment: Companies that demonstrate ethical behavior and diligence with regard to product safety and suitability can avoid reputational and liability risks and strengthen their competitive position.

          Tobacco

          General Policies:

•

TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to risks associated with tobacco use and efforts by a company to reduce youth exposure to tobacco products.

•	TIAA-CREF will generally not support resolutions seeking to alter the investment policies of financial institutions or to require divestment of tobacco company stocks.

          Comment: Effectively addressing these concerns can help companies protect their reputation and reduce legal liability.

B-50   Statement of Additional Information ▪ TIAA-CREF Life Funds

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